As filed with the Securities and Exchange Commission on November 1, 2000
                                             Registration No. 33-76660
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 9 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --
 /X/on November 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a
   -
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses,Appendix-
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds


17                               Summary, Policy Provisions
                                 and Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21, 22                           Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds,Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses containing the information specified in the instructions in Form S-6 under the Securities Act of 1933.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (2) Not Applicable.

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of Sales Commissions included in I. A. (3)(a) above.

      (4) Not Applicable.

      (5) Form of flexible premium variable insurance policy included in the initial registration statement on Form S-6 of this account for flexible premium policies, filed March 18, 1994 (File No. 33-76660).

      (6) Certificate of Incorporation and By-Laws of John Hancock Variable Life Insurance Company included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (7) Not Applicable.

      (8) Not Applicable.

      (9) Not Applicable.

     (10) Form of application for Policy included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

     (11) Not Applicable. The Registrant invests only in shares of open-end
          Funds.

2. Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed August 30, 1994.

4. Not Applicable.

5. Not Applicable.

6. Opinion and consent of actuary (Filed herewith).

7. Consent of independent auditors (Filed herewith).

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for flexible premium policies pursuant to Rule
   6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

9. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127, filed on May 4, 2000. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28,1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

11. Opinion of counsel as to eligibility of this Post-Effective Amendment for Filing pursuant to Rule 485(b).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ---------------------
           Peter Scavongelli
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK J. GILL
-------------------
Patrick J. Gill            Controller (Principal Accounting   November 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board         November 1,  2000
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul Strong            Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

                        PROSPECTUS DATED NOVEMBER 1, 2000

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                               MANAGED BY
--------------------------                               ----------
------------------------------------------------------------------------------------------------------------
  Managed .............................................  Independence Investment Associates, Inc. and
                                                          Capital Guardian Trust Company
  Growth & Income .....................................  Independence Investment Associates, Inc. and Putnam
                                                          Investment Management, Inc.
  Equity Index ........................................  State Street Global Advisors
  Large Cap Value .....................................  T. Rowe Price Associates, Inc.
  Large Cap Growth ....................................  Independence Investment Associates, Inc.
  Mid Cap Value .......................................  Neuberger Berman, LLC
  Mid Cap Growth ......................................  Janus Capital Corporation
  Real Estate Equity ..................................  Independence Investment Associates, Inc. and Morgan
                                                          Stanley Dean Witter Investment Management Inc.
  Small/Mid Cap CORE /SM/ .............................  Goldman Sachs Asset Management
  Small/Mid Cap Growth ................................  Wellington Management Company, LLP
  Small Cap Equity ....................................  Capital Guardian Trust Company
  Small Cap Growth ....................................  John Hancock Advisers, Inc.
  Global Balanced .....................................  Capital Guardian Trust Company
  International Equity Index...........................  Independence International Associates, Inc.
  International Opportunities..........................  T. Rowe Price International, Inc.
  Emerging Markets Equity..............................  Morgan Stanley Dean Witter Investment Management
                                                          Inc.
  Short-Term Bond .....................................  Independence Investment Associates, Inc.
  Bond Index ..........................................  Mellon Bond Associates, LLP
  Active Bond..........................................  John Hancock Advisers, Inc.
  Global Bond..........................................  Capital Guardian Trust Company
  High Yield Bond......................................  Wellington Management Company, LLP
  Money Market.........................................  John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------

     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 111.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . . . . . . . . . .   4
 .Who owns the policy? . . . . . . . . . . . . . . . . . . . . . .   4
 .How can I invest money in the policy?. . . . . . . . . . . . . .   4
 .Is there a minimum amount I must invest? . . . . . . . . . . . .   5
 .How will the value of my investment in the policy change
over time?. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 .What charges will JHVLICO deduct from my investment in
the policy? . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 .What charges will the Trust deduct from my investment in
the policy? . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 .What other charges could JHVLICO impose in the future? . . . . .  10
 .How can I change my policy's investment allocations? . . . . . .  11
 .How can I access my investment in the policy?. . . . . . . . . .  12
 .How much will JHVLICO pay when the insured person dies?. . . . .  13
 .How can I change my policy's insurance coverage? . . . . . . . .  14
 .Can I cancel my policy after it's issued?. . . . . . . . . . . .  15
 .Can I choose the form in which JHVLICO pays out policy
proceeds? . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases? . . . . . . . . . . . . . .  16
 .How will my policy be treated for income tax purposes? . . . . .  16
 .How do I communicate with JHVLICO? . . . . . . . . . . . . . . .  17

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

  If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M & E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7               26.0%

  Policy year 8                  21.7%

  Policy year 9                  17.3%

  Policy year 10                 13.0%

  Policy year 11                  8.7%

  Policy year 12                  4.3%

  Policy year 13 and later        0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places).

                        Investment  Other Operating  Total Fund    Other Operating
                        Management  Expenses* With   Operating     Expenses Absent
Fund Name                  Fee*      Reimbursement    Expenses      Reimbursement
---------               ----------  ---------------  ----------   ----------------
Managed................   0.67%          0.03%         0.70%           0.03%
Growth & Income........   0.67%          0.03%         0.70%           0.03%
Equity Index...........   0.14%          0.00%         0.14%           0.08%
Large Cap Value........   0.74%          0.10%         0.84%           0.11%
Large Cap Growth.......   0.36%          0.03%         0.39%           0.03%
Mid Cap Value..........   0.80%          0.10%         0.90%           0.12%
Mid Cap Growth.........   0.82%          0.10%         0.92%           0.11%
Real Estate Equity.....   1.01%          0.10%         1.11%           0.10%
Small/Mid Cap CORE/
 SM/...................   0.80%          0.10%         0.90%           0.66%
Small/Mid Cap Growth...   0.75%          0.10%         0.85%           0.10%
Small Cap Equity*......   0.90%          0.10%         1.00%           0.16%
Small Cap Growth.......   0.75%          0.10%         0.85%           0.14%
Global Balanced*.......   1.05%          0.10%         1.15%           0.46%
International Equity
 Index.................   0.16%          0.10%         0.26%           0.22%
International
 Opportunities.........   0.87%          0.10%         0.97%           0.29%
Emerging Markets
 Equity................   1.27%          0.10%         1.37%           2.17%
Short-Term Bond........   0.30%          0.10%         0.40%           0.13%
Bond Index.............   0.15%          0.10%         0.25%           0.20%
Active Bond*...........   0.61%          0.03%         0.64%           0.03%
Global Bond............   0.85%          0.10%         0.95%           0.15%
High Yield Bond........   0.65%          0.10%         0.75%           0.39%
Money Market...........   0.25%          0.06%         0.31%           0.06%


  * John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Growth & Income, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to these funds effective November 1, 2000. The investment management fee percentages for each of these funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

 ** Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

    "CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 31.

Change of death benefit option

  You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day.

Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -0.74%, 5.22% and 11.17%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .08%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                     Surrender Value
                         ------------------------------  -------------------------------   ----------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross        Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:       Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   ----------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737         815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,243       1,406          0        150          313
   4          3,439      100,000    100,000    100,000     1,506      1,761       2,048        413        668          956
   5          4,409      100,000    100,000    100,000     1,900      2,289       2,745        807      1,196        1,652
   6          5,428      100,000    100,000    100,000     2,276      2,828       3,501      1,183      1,736        2,408
   7          6,497      100,000    100,000    100,000     2,631      3,376       4,321      1,538      2,283        3,228
   8          7,620      100,000    100,000    100,000     2,964      3,932       5,211      2,070      3,038        4,317
   9          8,799      100,000    100,000    100,000     3,274      4,496       6,176      2,579      3,801        5,481
  10         10,037      100,000    100,000    100,000     3,568      5,076       7,240      3,272      4,780        6,944
  11         11,337      100,000    100,000    100,000     3,866      5,695       8,432      3,669      5,497        8,234
  12         12,702      100,000    100,000    100,000     4,142      6,325       9,736      4,043      6,226        9,637
  13         14,135      100,000    100,000    100,000     4,392      6,965      11,163      4,392      6,965       11,163
  14         15,640      100,000    100,000    100,000     4,615      7,612      12,725      4,615      7,612       12,725
  15         17,220      100,000    100,000    100,000     4,809      8,267      14,437      4,809      8,267       14,437
  16         18,879      100,000    100,000    100,000     4,972      8,928      16,315      4,972      8,928       16,315
  17         20,621      100,000    100,000    100,000     5,105      9,595      18,379      5,105      9,595       18,379
  18         22,450      100,000    100,000    100,000     5,197     10,260      20,644      5,197     10,260       20,644
  19         24,370      100,000    100,000    100,000     5,247     10,920      23,132      5,247     10,920       23,132
  20         26,387      100,000    100,000    100,000     5,258     11,581      25,875      5,258     11,581       25,875
  25         38,086      100,000    100,000    100,000     4,777     14,946      44,737      4,777     14,946       44,737
  30         53,018      100,000    100,000    100,000     3,271     18,411      77,172      3,271     18,411       77,172
  35         72,076           **    100,000    152,466        **     21,031     132,579         **     21,031      132,579
  40         96,398           **    100,000    236,015        **     21,024     224,777         **     21,024      224,777
  45        127,441           **    100,000    398,132        **     15,461     379,174         **     15,461      379,174

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                       Surrender Value
                         ------------------------------  -------------------------------   ----------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:         Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   ----------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       610        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,154       1,308          0         61          216
   4          3,439      100,000    100,000    100,000     1,396      1,636       1,907        303        543          815
   5          4,409      100,000    100,000    100,000     1,760      2,126       2,554        668      1,033        1,461
   6          5,428      100,000    100,000    100,000     2,106      2,623       3,253      1,013      1,531        2,160
   7          6,497      100,000    100,000    100,000     2,430      3,126       4,007      1,337      2,033        2,914
   8          7,620      100,000    100,000    100,000     2,731      3,633       4,821      1,837      2,739        3,927
   9          8,799      100,000    100,000    100,000     3,008      4,142       5,700      2,313      3,447        5,004
  10         10,037      100,000    100,000    100,000     3,262      4,654       6,650      2,966      4,358        6,353
  11         11,337      100,000    100,000    100,000     3,488      5,166       7,675      3,291      4,968        7,478
  12         12,702      100,000    100,000    100,000     3,685      5,675       8,783      3,587      5,576        8,684
  13         14,135      100,000    100,000    100,000     3,853      6,179       9,979      3,853      6,179        9,979
  14         15,640      100,000    100,000    100,000     3,988      6,678      11,274      3,988      6,678       11,274
  15         17,220      100,000    100,000    100,000     4,089      7,167      12,673      4,089      7,167       12,673
  16         18,879      100,000    100,000    100,000     4,154      7,644      14,189      4,154      7,644       14,189
  17         20,621      100,000    100,000    100,000     4,176      8,103      15,827      4,176      8,103       15,827
  18         22,450      100,000    100,000    100,000     4,149      8,535      17,596      4,149      8,535       17,596
  19         24,370      100,000    100,000    100,000     4,068      8,936      19,508      4,068      8,936       19,508
  20         26,387      100,000    100,000    100,000     3,925      9,295      21,573      3,925      9,295       21,573
  25         38,086      100,000    100,000    100,000     2,046     10,156      34,760      2,046     10,156       34,760
  30         53,018           **    100,000    100,000        **      8,151      55,014         **      8,151       55,014
  35         72,076           **         **    101,747        **         **      88,476         **         **       88,476
  40         96,398           **         **    151,557        **         **     144,340         **         **      144,340
  45        127,441           **         **    245,710        **         **     234,009         **         **      234,009

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                       Surrender Value
                         ------------------------------  -------------------------------   ----------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:         Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   ----------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,735    100,812       661        735         812          0          0           69
   3          2,516      101,088    101,238    101,401     1,088      1,238       1,401          0        145          308
   4          3,439      101,498    101,752    102,038     1,498      1,752       2,038        405        659          945
   5          4,409      101,888    102,274    102,727     1,888      2,274       2,727        795      1,182        1,634
   6          5,428      102,259    102,806    103,473     2,259      2,806       3,473      1,166      1,714        2,380
   7          6,497      102,607    103,344    104,279     2,607      3,344       4,279      1,514      2,252        3,186
   8          7,620      102,932    103,888    105,150     2,932      3,888       5,150      2,038      2,994        4,256
   9          8,799      103,233    104,437    106,092     3,233      4,437       6,092      2,538      3,742        5,396
  10         10,037      103,516    104,998    107,124     3,516      4,998       7,124      3,220      4,702        6,827
  11         11,337      103,802    105,594    108,274     3,802      5,594       8,274      3,604      5,396        8,077
  12         12,702      104,063    106,196    109,527     4,063      6,196       9,527      3,964      6,097        9,428
  13         14,135      104,297    106,802    110,888     4,297      6,802      10,888      4,297      6,802       10,888
  14         15,640      104,501    107,411    112,368     4,501      7,411      12,368      4,501      7,411       12,368
  15         17,220      104,674    108,018    113,978     4,674      8,018      13,978      4,674      8,018       13,978
  16         18,879      104,814    108,624    115,729     4,814      8,624      15,729      4,814      8,624       15,729
  17         20,621      104,922    109,228    117,637     4,922      9,228      17,637      4,922      9,228       17,637
  18         22,450      104,987    109,818    119,709     4,987      9,818      19,709      4,987      9,818       19,709
  19         24,370      105,006    110,391    121,958     5,006     10,391      21,958      5,006     10,391       21,958
  20         26,387      104,985    110,951    124,409     4,985     10,951      24,409      4,985     10,951       24,409
  25         38,086      104,321    113,575    140,622     4,321     13,575      40,622      4,321     13,575       40,622
  30         53,018      102,626    115,737    166,563     2,626     15,737      66,563      2,626     15,737       66,563
  35         72,076           **    116,022    207,355        **     16,022     107,355         **     16,022      107,355
  40         96,398           **    111,961    270,843        **     11,961     170,843         **     11,961      170,843
  45        127,441           **    100,300    370,102        **        300     270,102         **        300      270,102

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                  Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,608   100,678    100,752      608       678        752         0         0           9
   3          2,516      101,007   101,149    101,303    1,007     1,149      1,303         0        56         210
   4          3,439      101,389   101,628    101,897    1,389     1,628      1,897       296       535         805
   5          4,409      101,749   102,112    102,537    1,749     2,112      2,537       657     1,019       1,444
   6          5,428      102,090   102,603    103,227    2,090     2,603      3,227       997     1,510       2,134
   7          6,497      102,407   103,096    103,968    2,407     3,096      3,968     1,315     2,003       2,875
   8          7,620      102,702   103,592    104,765    2,702     3,592      4,765     1,808     2,698       3,871
   9          8,799      102,970   104,087    105,620    2,970     4,087      5,620     2,275     3,392       4,925
  10         10,037      103,214   104,582    106,542    3,214     4,582      6,542     2,917     4,286       6,245
  11         11,337      103,429   105,073    107,530    3,429     5,073      7,530     3,231     4,875       7,332
  12         12,702      103,613   105,556    108,590    3,613     5,556      8,590     3,514     5,457       8,491
  13         14,135      103,766   106,031    109,728    3,765     6,031      9,728     3,765     6,031       9,728
  14         15,640      103,885   106,494    110,948    3,885     6,494     10,948     3,885     6,494      10,948
  15         17,220      103,968   106,942    112,256    3,968     6,942     12,256     3,968     6,942      12,256
  16         18,879      104,013   107,371    113,658    4,013     7,371     13,658     4,013     7,371      13,658
  17         20,621      104,013   107,773    115,155    4,013     7,773     15,155     4,013     7,773      15,155
  18         22,450      103,962   108,139    116,751    3,962     8,139     16,751     3,962     8,139      16,751
  19         24,370      103,857   108,463    118,450    3,857     8,463     18,450     3,857     8,463      18,450
  20         26,387      103,687   108,733    120,251    3,687     8,733     20,251     3,687     8,733      20,251
  25         38,086      101,669   108,923    130,915    1,669     8,923     30,915     1,669     8,923      30,915
  30         53,018           **   105,786    144,362       **     5,786     44,362        **     5,786      44,362
  35         72,076           **        **    159,465       **        **     59,465        **        **      59,465
  40         96,398           **        **    172,761       **        **     72,761        **        **      72,761
  45        127,441           **        **    175,164       **        **     75,164        **        **      75,164

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                  Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737        815        0          0          72
   3          2,516      100,000   100,000    100,000    1,093      1,243      1,406        0        150         313
   4          3,439      100,000   100,000    100,000    1,506      1,761      2,048      413        668         956
   5          4,409      100,000   100,000    100,000    1,900      2,289      2,745      807      1,196       1,652
   6          5,428      100,000   100,000    100,000    2,276      2,828      3,501    1,183      1,736       2,408
   7          6,497      100,000   100,000    100,000    2,631      3,376      4,321    1,538      2,283       3,228
   8          7,620      100,000   100,000    100,000    2,964      3,932      5,211    2,070      3,038       4,317
   9          8,799      100,000   100,000    100,000    3,274      4,496      6,176    2,579      3,801       5,481
  10         10,037      100,000   100,000    100,000    3,568      5,076      7,240    3,272      4,780       6,944
  11         11,337      100,000   100,000    100,000    3,866      5,695      8,432    3,669      5,497       8,234
  12         12,702      100,000   100,000    100,000    4,142      6,325      9,736    4,043      6,226       9,637
  13         14,135      100,000   100,000    100,000    4,392      6,965     11,163    4,392      6,965      11,163
  14         15,640      100,000   100,000    100,000    4,615      7,612     12,725    4,615      7,612      12,725
  15         17,220      100,000   100,000    100,000    4,809      8,267     14,437    4,809      8,267      14,437
  16         18,879      100,000   100,000    100,000    4,972      8,928     16,315    4,972      8,928      16,315
  17         20,621      100,000   100,000    100,000    5,105      9,595     18,379    5,105      9,595      18,379
  18         22,450      100,000   100,000    100,000    5,197     10,260     20,644    5,197     10,260      20,644
  19         24,370      100,000   100,000    100,000    5,247     10,920     23,132    5,247     10,920      23,132
  20         26,387      100,000   100,000    100,000    5,258     11,581     25,875    5,258     11,581      25,875
  25         38,086      100,000   100,000    100,000    4,777     14,946     44,737    4,777     14,946      44,737
  30         53,018      100,000   100,000    130,207    3,271     18,411     76,502    3,271     18,411      76,502
  35         72,076           **   100,000    193,078       **     21,031    127,562       **     21,031     127,562
  40         96,398           **   100,000    285,457       **     21,024    208,545       **     21,024     208,545
  45        127,441           **   100,000    425,000       **     15,461    336,607       **     15,461     336,607

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                  Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      610        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,154      1,308        0         61         216
   4          3,439      100,000   100,000    100,000    1,396      1,636      1,907      303        543         815
   5          4,409      100,000   100,000    100,000    1,760      2,126      2,554      668      1,033       1,461
   6          5,428      100,000   100,000    100,000    2,106      2,623      3,253    1,013      1,531       2,160
   7          6,497      100,000   100,000    100,000    2,430      3,126      4,007    1,337      2,033       2,914
   8          7,620      100,000   100,000    100,000    2,731      3,633      4,821    1,837      2,739       3,927
   9          8,799      100,000   100,000    100,000    3,008      4,142      5,700    2,313      3,447       5,004
  10         10,037      100,000   100,000    100,000    3,262      4,654      6,650    2,966      4,358       6,353
  11         11,337      100,000   100,000    100,000    3,488      5,166      7,675    3,291      4,968       7,478
  12         12,702      100,000   100,000    100,000    3,685      5,675      8,783    3,587      5,576       8,684
  13         14,135      100,000   100,000    100,000    3,853      6,179      9,979    3,853      6,179       9,979
  14         15,640      100,000   100,000    100,000    3,988      6,678     11,274    3,988      6,678      11,274
  15         17,220      100,000   100,000    100,000    4,089      7,167     12,673    4,089      7,167      12,673
  16         18,879      100,000   100,000    100,000    4,154      7,644     14,189    4,154      7,644      14,189
  17         20,621      100,000   100,000    100,000    4,176      8,103     15,827    4,176      8,103      15,827
  18         22,450      100,000   100,000    100,000    4,149      8,535     17,596    4,149      8,535      17,596
  19         24,370      100,000   100,000    100,000    4,068      8,936     19,508    4,068      8,936      19,508
  20         26,387      100,000   100,000    100,000    3,925      9,295     21,573    3,925      9,295      21,573
  25         38,086      100,000   100,000    100,000    2,046     10,156     34,760    2,046     10,156      34,760
  30         53,018           **   100,000    100,000       **      8,151     55,014       **      8,151      55,014
  35         72,076           **        **    130,440       **         **     86,179       **         **      86,179
  40         96,398           **        **    178,779       **         **    130,610       **         **     130,610
  45        127,441           **        **    242,454       **         **    192,027       **         **     192,027

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ........................................... 27
How we support the policy and investment options.................. 27
Procedures for issuance of a policy............................... 28
Commencement of investment performance............................ 29
How we process certain policy transactions........................ 29
Effects of policy loans........................................... 31
Additional information about how certain policy charges
work.............................................................. 31
How we market the policies........................................ 32
Tax considerations................................................ 33
Reports that you will receive..................................... 35
Voting privileges that you will have.............................. 35
Changes that JHVLICO can make as to your policy................... 36
Adjustments we make to death benefits............................. 36
When we pay policy proceeds....................................... 36
Other details about exercising rights and paying benefits......... 37
Legal matters..................................................... 37
Registration statement filed with the SEC......................... 37
Accounting and actuarial experts.................................. 38
Financial statements of JHVLICO and the Account................... 38
List of Directors and Executive Officers of JHVLICO............... 39

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Face amount increases, when and if permitted by our administrative rules

 . Change of death benefit option

  Face amount decreases or reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for decrease or reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the Target Premium paid in the first policy year, 6% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro......... Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer........... Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage.............. Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones................ Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee................. Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy.............. Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster.............. Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano............. Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong................... Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette........... Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd................ Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou............... Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen.............. Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge................ Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill............... Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli............. Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                              (UNAUDITED)
                                          JUNE 30,    DECEMBER 31,
                                            2000         1999
                                          --------    ------------
                                              (IN MILLIONS)
ASSETS
Bonds.................................. $ 1,344.7     $ 1,216.3
Preferred stocks.......................      36.9          35.9
Common stocks..........................       2.0           3.2
Investment in affiliates...............      80.5          80.7
Mortgage loans on real estate..........     468.2         433.1
Real estate............................      24.7          25.0
Policy loans...........................     195.5         172.1
Cash Items:
 Cash in banks.........................      (3.0)         27.2
 Temporary cash investments............     284.6         222.9
                                        ---------     ---------
                                            281.6         250.1

Premiums due and deferred..............      28.9          29.9
Investment income due and accrued......      40.9          33.2
Other general account assets...........      43.7          65.3
Assets held in separate accounts.......   8,569.0       8,268.2
                                        ---------     ---------

  Total assets......................... $11,116.6     $10,613.0
                                        =========     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves....................... $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable..............................      97.8          67.3
 Other general account obligations.....     207.4         219.0
 Transfers from separate account, net..    (229.6)       (221.6)
 Asset valuation reserve...............      19.3          23.1
 Obligations related to separate
  accounts.............................   8,562.1       8,261.6
                                        ---------     ---------
  Total obligations....................  10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares............       2.5           2.5
 Paid-in capital.......................     572.4         572.4
 Unassigned deficit....................    (163.4)       (177.9)
                                        ---------     ---------
 Total stockholder's equity............     411.5         397.0
                                        ---------     ---------

  Total obligations and stockholder's
   equity.............................. $11,116.6     $10,613.0
                                        =========     =========


See condensed notes to the financial
statements (unaudited)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       ------------------   -----------------
                                         2000      1999       2000      1999
                                       -------    -------   -------    ------
                                                   (IN MILLIONS)
INCOME
Premiums.............................. $ 255.7    $228.6    $ 487.0    $452.2
Net investment income.................    43.4      31.9       83.0      64.4
Other, net............................   110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries........................    93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries........................   213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance............................    80.4      77.8      153.9     153.5
State and miscellaneous taxes.........     5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses)..............    16.5      (1.5)      33.2       2.9
Federal income taxes..................    12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses).....     4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)...     0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income..........................     4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period...............................  (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments................    (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments........    (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period. $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial
statements (unaudited)


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  -------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums......................................  $ 495.7    $ 452.0
 Net investment income...................................     75.2       60.5
 Benefits to policyholders and beneficiaries.............   (167.9)    (274.6)
Dividends paid to policyholders..........................    (13.0)     (12.6)
Insurance expenses and taxes.............................   (174.4)    (195.0)
Net transfers to separate accounts.......................   (254.7)    (343.7)
 Other, net..............................................    257.1      289.9
                                                           -------    -------
  Net cash provided from operations......................    218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases..........................................   (305.5)    (143.7)
 Bond sales..............................................    128.1       41.3
 Bond maturities and scheduled redemptions...............     36.6       38.9
 Bond prepayments........................................      7.9        8.0
 Stock purchases.........................................     (1.9)      (0.2)
 Proceeds from stock sales...............................      1.4        3.6
 Real estate purchases...................................     (0.1)      (1.5)
 Real estate sales.......................................      0.0       17.9
 Other invested assets purchases.........................     (2.0)      (4.5)
 Proceeds from the sale of other invested assets.........      0.0        0.0
 Mortgage loans issued...................................    (49.7)     (39.4)
 Mortgage loan repayments................................     14.5       11.4
 Other, net..............................................    (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities..................   (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable......     (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities............     (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments...........................................     31.5      (27.3)

Cash and temporary cash investments at beginning of year.    250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period................................................  $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements
(unaudited)

                                       43

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  -------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999..............  $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain...............................                       2.3        2.3
 Net unrealized capital gains and other
  adjustments...........................                      (3.1)      (3.1)
 Other reserves and adjustments.........                      (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999................  $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000..............  $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain...............................                      16.8       16.8
 Net unrealized capital gains and other
  adjustments...........................                      (2.0)      (2.0)
 Other reserves and adjustments.........                      (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000................  $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited)

                                       44

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        -----------------------
                                                           1999        1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS........................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS...................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares.....         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY.........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY..........   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                      YEAR ENDED DECEMBER 31,
                                                                   1999                      1998
                                                                 ---------                 ---------
                                                                           (IN MILLIONS)
INCOME
Premiums....................................................                                 $1,272.3
Net investment income--Note 3...............................       136.0                        122.8
Other, net..................................................       605.4                        618.1
                                                               ---------                     --------
                                                                 1,692.2                      2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................       349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................       888.8                      1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5............................       314.4                        274.2
State and miscellaneous taxes...............................        20.5                         28.1
                                                               ---------                     --------
                                                                 1,573.6                      1,963.9
                                                               ---------                     --------
 Gain from operations before federal income
 taxes and net realized capital losses......................       118.6                         49.3
Federal income taxes--Note 1................................        42.9                         33.1
                                                               ---------                     --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES....        75.7                         16.2
Net realized capital losses--Note 4.........................        (1.7)                        (0.6)
                                                               ---------                     --------
  NET INCOME................................................        74.0                         15.6

Unassigned deficit at beginning of year.....................       (49.2)                       (58.3)
Net unrealized capital losses and other adjustments--Note 4.        (3.8)                        (6.0)
Other reserves and adjustments--Note 10.....................      (198.9)                        (0.5)
                                                               ---------                     --------

    UNASSIGNED DEFICIT AT END OF YEAR.......................   $  (177.9)                    $  (49.2)
                                                               =========                     ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------
                                                       1999           1998
                                                     --------       --------
                                                           (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums............................
   Net investment income.........................       134.2         118.2
   Benefits to policyholders and beneficiaries...      (321.6)       (275.5)
Dividends paid to policyholders..................       (25.6)        (22.3)
Insurance expenses and taxes.....................      (344.8)       (296.9)
Net transfers to separate accounts...............      (705.3)       (874.4)
   Other, net....................................       540.6         551.3
                                                      -------       -------
  NET CASH PROVIDED FROM OPERATIONS..............       236.0         475.7
                                                      -------       -------

Cash flows used in investing activities:
   Bond purchases................................      (240.7)       (618.8)
   Bond sales....................................       108.3         340.7
   Bond maturities and scheduled redemptions.....        78.4         111.8
   Bond prepayments..............................        18.7          76.5
   Stock purchases...............................        (3.9)        (23.4)
   Proceeds from stock sales.....................         3.6           1.9
   Real estate purchases.........................        (2.2)         (4.2)
   Real estate sales.............................        17.8           2.1
   Other invested assets purchases...............        (4.5)          0.0
   Mortgage loans issued.........................       (70.7)       (145.5)
   Mortgage loan repayments......................        25.3          33.2
   Other, net....................................       (68.9)       (435.2)
                                                      -------       -------
 NET CASH USED IN INVESTING ACTIVITIES...........      (138.8)       (660.9)
                                                      -------       -------

Cash flows from financing activities:

   Capital contribution..........................       194.9
   Net (decrease) increase in short-term note
    payable......................................       (61.9)         61.9
                                                      -------       -------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES.....       133.0          61.9
                                                      -------       -------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS......................................       230.2

Cash and temporary cash investments at beginning
 of year.........................................        19.9         143.2
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR............................................       250.1       $  19.9
                                                      =======       =======

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.

  Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

  Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances.

  Depreciation on investment real estate is recorded on a straight-line basis.

  Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

 Fair values for public bonds are obtained from an independent pricing service.

  Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.

 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                              1999       1998
                                                             -------    -------
                                                               (IN MILLIONS)
Total assets................................                  570.7     587.8
Total liabilities...........................                  498.9     517.5
Total revenue...............................                   35.6      38.8
Net income..................................                    3.5       3.8


3. NET INVESTMENT INCOME

  Investment income has been reduced by the following amounts:

                                                       1999      1998
                                                      ------    ------
                                                       (IN MILLIONS)
Investment expenses..........................         $  9.5    $  8.3
Interest expense.............................            1.7       2.4
Depreciation expense.........................            0.6       0.8
Investment taxes.............................            0.3       0.7
                                                      ------    ------
                                                      $ 12.1    $ 12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

  Net realized capital gains (losses) consist of the following items:

                                                     1999         1998
                                                    ------       ------
                                                       (IN MILLIONS)

Net gains from asset sales.......................     (2.8)       7.6
Capital gains tax................................      0.2       (2.9)
Net capital gains transferred to IMR.............      0.9       (5.3)
                                                    ------     ------

Net REALIZED CAPITAL LOSSES......................     (1.7)      (0.6)
                                                    ======     ======


  Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       1999       1998
                                                      ------     ------
                                                        (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments.............................     (2.6)      (2.7)
Increase in asset valuation reserve................     (1.2)      (3.3)
                                                      ------     ------

Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)      (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

  The statement value and fair value of bonds are shown below:


                                           --------     --------     --------      --------
                                                             (IN MILLIONS)
December 31, 1999....
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies............          5.9         0.0          0.1            5.8
Obligations of states
 and political subdivisions...........          2.2         0.1          0.1            2.2
Debit securities issued by foreign
 governments..........................         13.9         0.8          0.1           14.6
Corporate securities..................        964.9        13.0         59.4          918.5
Mortgage-backed securities............        229.4         0.5          7.8          222.1
                                           --------       -----       ------       --------
Total bonds...........................                                  15.1
                                           ========       =====       ======       ========


December 31, 1998
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies............          5.1         0.1          0.0            5.2
Obligations of states
 and political subdivisions...........          3.2         0.3          0.0            3.5
Corporate securities..................        925.2        50.4         15.0          960.6
Mortgage-backed securities............        252.3        10.0          0.1          262.2
                                           --------       -----       ------       --------
Total bonds...........................                                  15.1
                                           ========       =====       ======       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                     FAIR
                                                           VALUE     VALUE
                                                         --------    -----
                                                            (IN MILLIONS)
Due in one year or less...........................       $   58.5     58.2
Due after one year through five years.............          286.8    282.0
Due after five years through ten years............          425.4    405.6
Due after ten years...............................          216.2    195.3
                                                         --------    -----
                                                            986.9    941.1

Mortgage-backed securities........................          229.4    222.1
                                                         --------    -----

                                                         $1,216.3
                                                         ========    =====


  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION

Apartments...............       $112.1      East North Central      $  71.3
Hotels...................         11.3      East South Central          7.4
Industrial...............         66.0      Middle Atlantic            28.5
Office buildings.........         86.4      Mountain                   21.0
Retail...................         25.5      New England                37.5
Agricultural.............         99.6      Pacific                   111.1
Other....................         32.2      South Atlantic             87.6

                                            West North Central         16.6

                                            West South Central         48.6

                                            Other                       3.5
                                ------                                ------
                                $433.1                                $433.1
                                ======                                ======

  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.

  The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.

 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.

  No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                         1999                                1998

                                                            FAIR VALUE
                                                            ---------
                        -------  ------- ---------                          ---------    ---------
                                       (IN MILLIONS)

Futures contracts to
 sell securities......  $362.0   $947.0    $0.6                $0.6          $(0.5)        $ (0.5)
Interest rate swap                                                                          (17.7)
 agreements...........   965.0    365.0      --                11.5              --
Interest rate cap
 agreements...........   239.4     89.4     5.6                5.6              3.1
Currency rate swap
 agreements...........    15.8     15.8      --                (1.6)             --          (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                 DECEMBER 31, 1999   PERCENT
                                                 -----------------   -------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment....................     $    3.8           0.1%
At book value less surrender charge.............         40.5            1.5
At market value.................................      2,326.6           87.1
                                                     --------         ------
     Total with adjustment......................      2,370.9           88.7
Subject to discretionary withdrawal
   at book value (without adjustment)...........        287.1           10.7
Not subject to discretionary withdrawal--general
 account........................................         15.4            0.6
                                                     --------         ------

Total annuity reserves and deposit liabilities..     $2,673.4          100.0%
                                                     ========         ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                  DECEMBER 31,
                                                            1999                 1998
                                                    ----------------       ----------------
                                                    CARRYING    FAIR       CARRYING    FAIR
                                                     AMOUNT    VALUE        AMOUNT    VALUE
                                                    --------   -----       -------    -----
                                                                 (IN MILLIONS)
ASSETS
   Bonds--Note 6
   Preferred stocks--Note 6..........................   35.9   35.9       36.5         36.5
   Common stocks--Note 6.............................    3.2    3.2        3.1          3.1
   Mortgage loans on real estate--Note 6.............  433.1  421.7      388.1        401.3
   Policy loans--Note 1..............................  172.1  172.1      137.7        137.7
   Cash items--Note 1................................  250.1  250.1       19.9         19.9


Derivatives assets
 (liabilities) relating to: --Note 8
   Futures contracts.................................    0.6    0.6      (0.5)         (0.5)
   Interest rate swaps...............................     --   11.5         --        (17.7)
   Currency rate swaps...............................     --   (1.6)        --         (3.3)
   Interest rate caps................................    5.6    5.6        3.1          3.1

LIABILITIES
   Commitments--Note 10..............................     --   19.4         --         32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------    ----------   -------------   ----------
ASSETS
Cash................... $         --  $         --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................  176,581,445   234,710,166    30,279,715     15,146,841
Policy loans and
 accrued interest
 receivable............   23,134,622    58,001,138     3,128,604             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       10,411     1,388,616        55,752             --
 M Fund Inc............           --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets...........  199,726,478   294,099,920    33,464,071     15,146,841
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company.....        2,452         3,267           447            245
Asset charges payable..          474         1,189            --             --
                        ------------  ------------   -----------    -----------
Total liabilities......        2,926         4,456           447            245
                        ------------  ------------   -----------    -----------
Net assets............. $199,723,552  $294,095,464   $33,463,624    $16,146,596
                        ============  ============   ===========    ===========


                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Cash......................  $       --  $        --  $        --   $        --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value........   1,009,123   26,659,950   10,182,562    62,828,554
Policy loans and accrued
 interest receivable......          --           --           --    13,821,060
Receivable from:
 John Hancock Variable
  Series Trust I..........       2,217           --       13,241        32,906
 M Fund Inc...............          --           --           --            --
                            ----------  -----------  -----------   -----------
Total assets..............   1,011,340   26,659,950   10,195,803    76,682,520
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company..................          17          429          169         2,664
Asset charges payable.....          --           --           --           850
                            ----------  -----------  -----------   -----------
Total liabilities.........          17          429          169         3,514
                            ----------  -----------  -----------   -----------
Net assets................  $1,011,323  $26,659,521  $10,195,634   $76,679,006
                            ==========  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                       SMALL/MID
                          MID CAP         CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                         ----------   ----------   -----------     ----------
ASSETS
Cash................... $         --  $        --  $        --   $           --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................    5,655,397   12,697,945   12,765,326    1,054,098,419
Policy loans and
 accrued interest
 receivable............           --           --    2,042,422      192,979,449
Receivable from:
 John Hancock Variable
  Series Trust I.......        4,035           --           --          712,339
 M Fund Inc............           --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets...........    5,659,432   12,697,945   14,807,748    1,247,790,207
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company.....           93          208          194           14,546
Asset charges payable..           --           --           42            3,955
                        ------------  -----------  -----------   --------------
Total liabilities......           93          208          236           18,501
                        ------------  -----------  -----------   --------------
Net assets............. $  5,659,339  $12,697,737  $14,807,512   $1,247,771,706
                        ============  ===========  ===========   ==============




                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -------------
ASSETS
Cash.................... $         --  $       --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value..................  412,811,976   1,051,732    4,409,122     6,171,237
Policy loans and
 accrued interest
 receivable.............   79,675,824          --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I........      979,880       5,435        5,593         4,951
 M Fund Inc.............           --          --           --            --
                         ------------  ----------   ----------    ----------
Total assets............  493,467,680   1,057,167    4,414,715     6,176,188
LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company......        5,741          17           74           100
Asset charges payable...        1,633          --           --            --
                         ------------  ----------   ----------    ----------
Total liabilities.......        7,374          17           74           100
                         ------------  ----------   ----------    ----------
Net assets.............. $493,460,306  $1,057,150   $4,414,641    $6,176,088
                         ============  ==========   ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS
Cash...................... $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value........  25,463,881   1,610,930    450,305       655,428
Policy loans and accrued
 interest receivable......          --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I..........      16,079       6,956         --            --
 M Fund Inc...............          --          --         --            --
                           -----------  ----------   --------      --------
Total assets..............  25,479,960   1,617,886    450,305       655,428
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company..................         414          27          7            11
Asset charges payable.....          --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities.........         414          27          7            11
                           -----------  ----------   --------      --------
Net assets................ $25,479,546  $1,617,859   $450,298      $655,417
                           ===========  ==========   ========      ========




                            FRONTIER     EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES
                          APPRECIATION    EQUITY          II        BOND INDEX
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  -------------   ----------
ASSETS
Cash.....................   $     --    $       --    $     --       $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value.......    897,620     1,185,730     273,330        749,101
Policy loans and accrued
 interest receivable.....         --            --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I.........         --            --         190          4,094
 M Fund Inc..............         --            --          --             --
                            --------    ----------    --------       --------
Total assets.............    897,620     1,185,730     273,520        753,195
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company.................         15            19           4             12
Asset charges payable....         --            --          --             --
                            --------    ----------    --------       --------
Total liabilities........         15            19           4             12
                            --------    ----------    --------       --------
Net assets...............   $897,605    $1,185,711    $273,516       $753,183
                            ========    ==========    ========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                                     CLIFTON
                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------   -----------
ASSETS
Cash.....................................  $     --    $     --      $    --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value................................   188,808     295,903       18,155
Policy loans and accrued interest
 receivable..............................        --          --           --
Receivable from:
 John Hancock Variable Series Trust I....       285       2,023           --
 M Fund Inc..............................        --          --           --
                                           --------    --------      -------
Total assets.............................   189,093     297,926       18,155
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company.......................         3           5           --
Asset charges payable....................        --          --           --
                                           --------    --------      -------
Total liabilities........................         3           5           --
                                           --------    --------      -------
Net assets...............................  $189,090    $297,921      $18,155
                                           ========    ========      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   LARGE CAP GROWTH SUBACCOUNT               ACTIVE BOND SUBACCOUNT
                                              -------------------------------------  ------------------------------------------
                                                 2000         1999         1998         2000          1999           1998
                                              -----------  -----------  -----------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......  $   193,334  $24,007,195  $11,641,271  $7,284,647   $ 17,792,726    $19,685,096
 M Fund Inc.................................           --           --           --          --             --             --
Interest income on policy loans.............      744,736    1,211,333    1,008,607   2,113,683      4,084,783      4,027,376
                                              -----------  -----------  -----------  ----------   ------------    -----------
Total investment income.....................      938,070   25,218,528   12,649,878   9,398,330     21,877,509     23,712,472
Expenses:
 Mortality and expense risks................      504,066      828,714      624,665     805,912      1,643,861      1,624,615
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net investment income.......................      434,004   24,389,814   12,025,213   8,592,418     20,233,648     22,087,857
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain..........................    2,032,851    4,239,424    3,520,199     (29,483)       192,098      1,600,539
 Net unrealized appreciation (depreciation)
  during the period.........................    7,172,532    1,727,703   18,509,310     505,228    (20,304,536)    (2,317,324)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments................................    9,205,383    5,967,127   22,029,509     475,745    (20,112,438)      (716,785)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net increase in net assets resulting from
 operations.................................  $ 9,639,387  $30,356,941  $34,054,722  $9,068,163   $    121,210    $21,371,072
                                              ===========  ===========  ===========  ==========   ============    ===========


                                             INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                             -------------------------------------
                                                 2000         1999        1998
                                             -----------   ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $   260,035   $  917,904  $3,394,842
 M Fund Inc.................................          --           --          --
Interest income on policy loans.............     106,675      179,345     170,285
                                             -----------   ----------  ----------
Total investment income.....................     366,710    1,097,249   3,565,127
Expenses:
 Mortality and expense risks................      91,898      147,126     124,891
                                             -----------   ----------  ----------
Net investment income (loss)................     274,812      950,123   3,440,236
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain..........................     816,122      168,248     148,419
 Net unrealized appreciation (depreciation)
  during the period.........................  (2,574,516)   5,712,567     105,161
                                             -----------   ----------  ----------
Net realized and unrealized gain
 (loss) on investments......................  (1,758,394)   5,880,815     253,580
                                             -----------   ----------  ----------
Net increase (decrease) in net assets
 resulting from operations.................. $(1,483,582)  $6,830,938  $3,693,816
                                             ===========   ==========  ==========

                                                                         SMALL CAP GROWTH SUBACCOUNT
                                                                   ---------------------------------------
                                                                       2000         1999           1998
                                                                   -----------   ----------     ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............................  $        --   $1,272,230     $       --
 M Fund Inc......................................................           --           --             --
Interest income on policy loans..................................           --           --             --
                                                                   -----------   ----------     ----------
Total investment income..........................................           --    1,272,230             --
Expenses:
 Mortality and expense risks.....................................       40,116       37,386         20,335
                                                                   -----------   ----------     ----------
Net investment income (loss).....................................      (40,116)   1,234,844        (20,335)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain...............................................    1,170,187      491,241         55,393
 Net unrealized appreciation (depreciation) during the period....     (647,342)   2,317,857        518,731
                                                                   -----------   ----------     ----------
Net realized and unrealized gain (loss) on investments...........      522,845    2,809,098        574,124
                                                                   -----------   ----------     ----------
Net increase (decrease) in net
 assets resulting from operations................................  $  482,729    $4,043,942     $  553,789
                                                                   ==========    ==========     ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                              GLOBAL BALANCED SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                                           ----------------------------------   -------------------------------------
                                               2000        1999        1998         2000          1999         1998
                                           ----------  ----------  ----------  ------------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..... $  13,766   $  99,184   $  57,587   $        --   $2,117,559   $  461,919
 M Fund Inc...............................        --          --          --            --           --           --
Interest income on policy loans...........        --          --          --            --           --           --
                                           ---------   ---------   ---------   -----------   ----------   ----------
Total investment income...................    13,766      99,184      57,587            --    2,117,559      461,919
Expenses:
 Mortality and expense risks..............     2,953       6,368       4,696        74,097       58,898       16,758
                                           ---------   ---------   ---------   -----------   ----------   ----------
Net investment income (loss)..............    10,813      92,816      52,891       (74,097)   2,058,661      445,161
Net realized and unrealized gain
  (loss) on investments:
 Net realized gain (loss).................    (8,124)      4,711      (4,506)    1,167,801      773,222       73,958
 Net unrealized appreciation
  (depreciation) during the period........   (52,902)    (38,997)     78,455    (2,810,779)   6,801,000      647,137
                                           ---------   ---------   ---------   -----------   ----------   ----------
Net realized and unrealized gain (loss)
  on investments..........................   (61,026)    (34,286)     73,949    (1,642,978)   7,574,222      721,095
                                           ---------   ---------   ---------   -----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations............... $ (50,213)  $  58,530   $ 126,840   $(1,717,075)  $9,632,883   $1,166,256
                                           =========   =========   =========   ===========   ==========   ==========


                                                  LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                                             ---------------------------------   -----------------------------------
                                                2000        1999        1998         2000        1999         1998
                                             ---------   ---------   ---------   ----------  ----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....... $ 110,055   $ 648,532   $ 433,626   $1,779,484  $2,943,852   $2,888,490
 M Fund Inc.................................        --          --          --           --          --           --
Interest income on policy loans.............        --          --          --      497,245     985,509      973,241
                                             ---------   ---------   ---------   ----------  ----------   ----------
Total investment income.....................   110,055     648,532     433,626    2,276,729   3,929,361    3,861,731
Expenses:
 Mortality and expense risks................    29,450      54,610      44,753      209,439     411,487      380,002
                                             ---------   ---------   ---------   ----------  ----------   ----------
Net investment income.......................    80,605     593,922     388,873    2,067,290   3,517,874    3,481,729
Net realized and unrealized gain (loss)
  on investments:
 Net realized gain (loss)...................    (1,671)    165,556     673,582           --          --           --
 Net unrealized appreciation (depreciation)
  during the period.........................  (324,239)   (569,216)   (479,093)          --          --           --
                                             ---------   ---------   ---------   ----------  ----------   ----------
Net realized and unrealized gain (loss)
  on investments............................  (325,910)   (403,660)    194,489           --          --           --
                                             ---------   ---------   ---------   ----------  ----------   ----------
Net increase (decrease) in net assets
  resulting from operations................. $(245,305)  $ 190,262   $ 583,362   $2,067,290  $3,517,874   $3,481,729
                                             =========   =========   =========   ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                  MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                           ---------------------------------------   ----------------------------------------------
                                              2000         1999          1998           2000            1999             1998
                                           -----------  -----------  -------------  --------------  --------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....  $   12,329   $   31,306   $     40,338   $          --   $   1,903,687    $     217,686
 M Fund Inc..............................          --           --             --              --              --               --
Interest income on policy loans..........          --           --             --              --              --               --
                                           ----------   ----------   ------------   -------------   -------------    -------------
Total investment income..................      12,239       31,306         40,338              --       1,903,687          217,686
Expenses:
 Mortality and expense risks.............      16,367       29,798         23,760          36,428          69,847           63,334
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net investment income (loss).............      (4,038)       1,508         16,578         (36,428)      1,833,840          154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)................     (35,806)    (241,740)      (422,902)       (331,677)        (13,020)          56,968
 Net unrealized appreciation
  (depreciation) during the period.......     329,004      469,537       (260,362)      1,329,781      (1,274,161)         334,213
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net realized and unrealized gain (loss)
 on investments..........................     293,198      227,797       (683,264)        998,104      (1,287,181)         391,181
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations...............  $  289,160   $  229,305   $   (666,686)  $     961,676   $     546,659    $     545,533
                                           ==========   ==========   ============   =============   =============    =============

                                                   REAL ESTATE EQUITY SUBACCOUNT               GROWTH & INCOME SUBACCOUNT
                                               ---------------------------------------   ------------------------------------------
                                                  2000         1999          1998           2000           1999           1998
                                               -----------  ------------  ------------  -------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........  $  331,794   $   771,050   $   817,633   $  5,332,033   $124,750,392   $ 96,326,313
 M Fund Inc..................................          --            --            --             --             --             --
Interest income on policy loans..............      67,503       131,461       145,212      6,953,633     12,877,539     11,727,553
                                               ----------   -----------   -----------   ------------   ------------   ------------
Total investment income......................     399,297       902,511       962,845     12,285,666    137,627,931    108,053,866
Expenses:
 Mortality and expense risks.................      39,508        78,893        86,610      3,349,588      6,531,512      5,589,689
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net investment income........................     359,789       823,618       876,235      8,936,078    131,096,419    102,464,177
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)....................    (225,511)      123,591       442,876     16,053,184     22,802,197     22,835,488
 Net unrealized appreciation (depreciation)
  during the period..........................   1,416,393    (1,106,755)   (3,720,942)   (26,767,597)     7,687,109    112,457,395
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments.................................   1,190,882      (983,164)   (3,278,066)   (10,714,413)    30,489,306    135,292,883
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...................  $1,550,671   $  (159,546)  $(2,401,831)  $ (1,778,335)  $161,585,725   $237,757,060
                                               ==========   ===========   ===========   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                  MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ---------------------------------------  -------------------------------------
                           2000          1999          1998         2000         1999         1998
                        ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 6,314,681   $39,951,885   $37,907,821  $   31,666   $   53,689    $ 31,261
 M Fund Inc............          --            --            --          --           --          --
Interest income on
 policy loans..........   2,787,957     5,217,121     4,949,021          --           --          --
                        -----------   -----------   -----------  ----------   ----------    --------
Total investment
 income................   9,102,638    45,169,006    42,856,842      31,666       53,689      31,261
Expenses:
 Mortality and expense
  risks................   1,333,143     2,636,085     2,381,406       3,022        5,065       3,052
                        -----------   -----------   -----------  ----------   ----------    --------
Net investment income..   7,769,495    42,532,921    40,475,436      28,644       48,624      28,209
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...............   3,653,026     5,060,826     5,853,076     (12,368)      (3,107)      2,008
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (5,191,852)   (9,288,287)   24,834,482      10,583      (23,648)     (5,287)
                        -----------   -----------   -----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments.  (1,538,826)   (4,227,461)   30,687,558      (1,785)     (26,755)     (3,279)
                        -----------   -----------   -----------  ----------   ----------    --------
Net increase in net
 assets resulting from
 operations............ $ 6,230,669   $38,305,460   $71,162,994  $   26,859   $   21,869    $ 24,930
                        ===========   ===========   ===========  ==========   ==========    ========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        ---------------------------------   ------------------------------------------
                          2000        1999        1998          2000            1999          1998
                        ----------  ----------  ----------  --------------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  37,168   $  97,290   $  24,781    $    21,730     $  354,646     $ 27,799
 M Fund Inc............        --          --          --             --             --           --
Interest income on
 policy loans..........        --          --          --             --             --           --
                        ---------   ---------   ---------    -----------     ----------     --------
Total investment
 income................    37,168      97,290      24,781         21,730        354,646       27,799
Expenses:
 Mortality and expense
  risks................    12,591      24,661      23,711         16,957         24,257       19,481
                        ---------   ---------   ---------    -----------     ----------     --------
Net investment income..    24,577      72,629       1,070          4,773        330,389        8,318
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...............  (147,622)   (217,582)     61,917        703,918        123,861       64,757
 Net unrealized
  appreciation
  (depreciation)
  during the period....   160,413     (40,472)   (364,339)      (929,318)       839,140      339,709
                        ---------   ---------   ---------    -----------     ----------     --------
Net realized and
 unrealized gain
 (loss) on investments.    12,791    (258,054)   (302,422)     (225,400)        963,001      404,466
                        ---------   ---------   ---------    -----------     ----------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $  37,368   $(185,425)  $(301,352)   $ (220,627)     $1,293,390     $412,784
                        =========   =========   =========    ===========     ==========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT            GLOBAL BOND SUBACCOUNT
                        ------------------------------------  --------------------------------
                           2000          1999        1998       2000       1999         1998
                        ------------  ----------  ----------  ---------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $   132,815   $  921,698  $  367,284  $ 25,777   $  91,316    $62,244
 M Fund Inc............          --           --          --        --          --         --
Interest income on
 policy loans..........          --           --          --        --          --         --
                        -----------   ----------  ----------  --------   ---------    -------
Total investment
 income................     132,815      921,698     367,284    25,777      91,316     62,244
Expenses:
 Mortality and expense
  risks................      70,140      103,983      60,274     4,763       9,736      7,516
                        -----------   ----------  ----------  --------   ---------    -------
Net investment income..      62,675      817,715     307,010    21,014      81,580     54,728
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...............     339,524      471,802     132,619   (37,534)     (1,996)    32,917
 Net unrealized
  appreciation
  (depreciation)
  during the period....    (498,165)   2,019,913   2,082,107    58,703    (126,001)    11,342
                        -----------   ----------  ----------  --------   ---------    -------
Net realized and
 unrealized gain
 (loss) on investments.   (156,641)    2,491,715   2,214,726    21,169    (127,997)    44,259
                        -----------   ----------  ----------  --------   ---------    -------
Net increase
 (decrease) in net
 assets resulting
 from operations....... $    95,966   $3,309,430  $2,521,736  $ 42,183   $ (46,417)   $98,987
                        ===========   ==========  ==========  ========   =========    =======




                                                           BRANDES INTERNATIONAL EQUITY
                        TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                        -------------------------------  ----------------------------------
                          2000        1999       1998      2000        1999         1998
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  5,157    $     --   $    --    $ 8,114    $     --     $    --
 M Fund Inc............       --      38,038     5,535         --      18,453      13,237
Interest income on
 policy loans..........       --          --        --         --          --          --
                        --------    --------   -------    -------    --------     -------
Total investment
 income................    5,157      38,038     5,535      8,114      18,453      13,237
Expenses:
 Mortality and expense
  risks................    1,625       2,102     1,022      1,740       1,904       1,143
                        --------    --------   -------    -------    --------     -------
Net investment income..    3,532      35,936     4,513      6,374      16,549      12,094
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.....  101,050      44,245    14,364      6,519       7,704       1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (85,212)     37,727    49,605     13,873     119,400      15,813
                        --------    --------   -------    -------    --------     -------
Net realized and
 unrealized gain on
 investments...........   15,838      81,972    63,969     20,392     127,104      16,997
                        --------    --------   -------    -------    --------     -------
Net increase in net
 assets resulting from
 operations............ $ 19,370    $117,908   $68,482    $26,766    $143,653     $29,091
                        ========    ========   =======    =======    ========     =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                        FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ------------------------------  ----------------------------
                          2000       1999      1998       2000       1999     1998
                        ---------  --------  ---------  ---------  --------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I........$ 24,107   $     --  $     --   $     --   $ 13,510   $   1
 M Fund Inc.............      --     20,787     1,888         --         --      --
Interest income on
 policy loans...........      --         --        --         --         --      --
                        --------   --------  --------   --------   --------   -----
Total investment
 income.................  24,107     20,787     1,888         --     13,510       1
Expenses:
 Mortality and expense
  risks.................   2,641      3,019     2,096      2,736        720      --
                        --------   --------  --------   --------   --------   -----
Net investment income
 (loss).................  21,466     17,768      (208)    (2,736)    12,790       1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)................  82,236     22,678    12,123    (12,180)     5,339      --
 Net unrealized
  appreciation
  (depreciation)
  during the period..... (12,210)   164,599   (17,930)   (76,126)    86,570      10
                        --------   --------  --------   --------   --------   -----
Net realized and
 unrealized gain
 (loss) on investments..  70,026    187,277    (5,807)   (88,306)    91,909      10
                        --------   --------  --------   --------   --------   -----
Net increase
 (decrease) in net
 assets resulting from
 operations.............$ 91,492   $205,045  $ (6,015)  $(91,042)  $104,699   $  11
                        ========   ========  ========   ========   ========   =====


                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------  -----------------------------
                           2000        1999      1998*    2000       1999      1998*
                        -----------  ---------  -------  --------  ---------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.......  $  2,705     $   508     $ 1    $24,785   $ 17,417    $ 149
 M Fund Inc............        --          --      --         --         --       --
Interest income on
 policy loans..........        --          --      --         --         --       --
                         --------     -------     ---    -------   --------    -----
Total investment
 income................     2,705         508       1     24,785     17,417      149
Expenses:
 Mortality and expense
  risks................       588         267      --      2,044      1,565        3
                         --------     -------     ---    -------   --------    -----
Net investment income..     2,117         241       1     22,741     15,852      146
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...............    13,157         602       1     (2,201)    (1,422)      (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period....   (13,987)     13,424      45      7,287    (22,820)    (196)
                         --------     -------     ---    -------   --------    -----
Net realized and
 unrealized gain
 (loss) on investments.      (830)     14,026      46      5,086    (24,242)    (197)
                         --------     -------     ---    -------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations............  $  1,287     $14,267     $47    $27,827   $ (8,390)   $ (51)
                         ========     =======     ===    =======   ========    =====

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MID CAP               HIGH YIELD
                              CORE SUBACCOUNT           BOND SUBACCOUNT
                           -----------------------  ---------------------------
                            2000      1999   1998*    2000      1999     1998*
                           --------  ------  -----  ---------  -------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.......... $   298   $6,810  $ --   $  9,291   $2,748    $ 19
 M Fund Inc...............      --       --    --         --       --      --
Interest income on policy
 loans....................      --       --    --         --       --      --
                           -------   ------  ----   --------   ------    ----
Total investment income...     298    6,810    --      9,291    2,748      19
Expenses:
 Mortality and expense
  risks...................     440      178    --        667      206       1
                           -------   ------  ----   --------   ------    ----
Net investment income
 (loss)...................    (142)   6,632    --      8,624    2,542      18
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss).  10,745      252    --     (8,649)    (186)     --
 Net unrealized
  appreciation
  (depreciation) during
  the period..............  (5,954)   3,005     6     (2,045)    (511)    (26)
                           -------   ------  ----   --------   ------    ----
Net realized and
 unrealized gain (loss)
 on investments...........   4,791    3,257     6    (10,694)    (697)    (26)
                           -------   ------  ----   --------   ------    ----
Net increase (decrease)
 in net assets resulting
 from operations.......... $ 4,649   $9,889  $  6   $ (2,070)  $1,845    $ (8)
                           =======   ======  ====   ========   ======    ====


                                                                 CLIFTON
                                                                ENHANCED
                                                               U.S. EQUITY
                                                               SUBACCOUNT
                                                             ------------------
                                                              2000     1999**
                                                             -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................  $  475    $1,117
 M Fund Inc................................................      --        --
Interest income on policy loans............................      --        --
                                                             ------    ------
Total investment income....................................     475     1,117
Expenses:
 Mortality and expense risks...............................      50         4
                                                             ------    ------
Net investment income......................................     425     1,113
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..................................     (33)       91
 Net unrealized appreciation (depreciation) during the
  period...................................................   2,292      (879)
                                                             ------    ------
Net realized and unrealized gain (loss) on investments.....   2,259      (788)
                                                             ------    ------
Net increase in net assets resulting from operations.......  $2,684    $  325
                                                             ======    ======


---------
 * From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         -------------------------------------------  ---------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................  $    434,004   $ 24,389,814   $ 12,025,213   $  8,592,418   $ 20,233,648    $ 22,087,857
 Net realized gains (losses)...........     2,032,851      4,239,424      3,520,199        (29,483)       192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during the period.....     7,172,532      1,727,703     18,509,310        505,228    (20,304,536)     (2,317,324)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations.......................     9,639,387     30,356,941     34,054,722      9,068,163        121,210      21,371,072
From policyholder transactions:
 Net premiums from
  policyholders........................    31,919,256     37,307,814     21,681,632     11,475,576     26,114,799      32,901,747
 Net benefits to policyholders.........   (21,738,362)   (25,817,420)   (21,510,240)   (20,536,374)   (35,577,616)    (39,577,750)
 Net increase in policy loans..........     2,840,939             --      2,561,877        967,300             --       1,607,456
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................    13,021,833     11,490,394      2,733,269     (8,093,498)    (9,462,817)     (5,068,547)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets..    22,661,220     41,847,335     36,787,991        974,665     (9,341,607)     16,302,525
Net assets at beginning of period......   177,062,332    135,214,997     98,427,006    293,120,799    302,462,406     286,159,881
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period............  $199,723,552   $177,062,332   $135,214,997   $294,095,464   $293,120,799    $302,462,406
                                         ============   ============   ============   ============   ============    ============

                                          INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                         ----------------------------------------  -----------------------------------------
                                            2000          1999          1998          2000          1999           1998
                                         ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)........... $   274,812   $   950,123   $ 3,440,236   $   (40,116)  $ 1,234,844    $  (20,335)
 Net realized gains.....................     816,122       168,248       148,419     1,170,187       491,241        55,393
 Net unrealized appreciation
  (depreciation) during the period......  (2,574,516)    5,712,567       105,161      (647,342)    2,317,857       518,731
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..............  (1,483,582)    6,830,938     3,693,816       482,729     4,043,942       553,789
From policyholder transactions:
 Net premiums from policyholders........  11,571,448     7,373,967     6,549,988     8,820,091     4,316,218     2,382,203
 Net benefits to policyholders..........  (8,784,406)   (6,834,914)   (5,210,982)   (4,981,803)   (2,206,402)     (998,381)
 Net increase in policy loans...........     261,125            --        86,200            --            --            --
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting
 from policyholder transactions.........   3,048,167       539,053     1,425,206     3,838,288     2,109,816     1,383,822
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets...   1,564,585     7,369,991     5,119,022     4,321,017     6,153,758     1,937,611
Net assets at beginning of period.......  31,899,039    24,529,048    19,410,026    10,825,578     4,671,820     2,734,209
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period............. $33,463,624   $31,899,039   $24,529,048   $15,146,595   $10,825,578    $4,671,820
                                         ===========   ===========   ===========   ===========   ===========    ==========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

          STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                           GLOBAL BALANCED SUBACCOUNT                       MID CAP GROWTH SUBACCOUNT
                                  ----------------------------------------------  -------------------------------------------------
                                     2000           1999             1998             2000             1999             1998
                                  ------------  --------------  ----------------  --------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).... $    10,813   $      92,816   $        52,891   $     (74,097)  $    2,058,661    $     445,161
 Net realized gains (losses).....      (8,124)          4,711            (4,506)      1,167,801          773,222           73,958
 Net unrealized appreciation
  (depreciation) during the
  period.........................     (52,902)        (38,997)           78,455      (2,810,779)       6,801,000          647,137
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations......................     (50,213)         58,530           126,840      (1,717,075)       9,632,883        1,166,256
From policyholder transactions:
 Net premiums from policyholders.     182,567         377,958           341,482      12,180,008        8,941,124        3,164,065
 Net benefits to policyholders...    (298,263)       (131,331)         (310,766)     (4,655,667)      (2,937,257)        (612,975)
 Net increase in policy loans....          --              --                --              --               --               --
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions.......    (115,696)        246,627            30,716       7,524,341        6,003,867        2,551,090
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets..........................    (165,909)        305,157           157,556       5,807,266       15,636,750        3,717,346
Net assets at beginning of
 period..........................   1,177,232         872,075           714,519      20,852,255        5,215,505        1,498,159
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net assets at end of period...... $ 1,011,323   $   1,177,232   $       872,075   $  26,659,521   $   20,852,255    $   5,215,505
                                  ===========   =============   ===============   =============   ==============    =============

                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                           -----------------------------------------  ---------------------------------------------
                                              2000          1999           1998           2000           1999            1998
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................... $    80,605   $   593,922   $    388,873   $  2,067,290   $  3,517,874    $  3,481,729
 Net realized gains (losses)..............      (1,671)      165,556        673,582             --             --              --
 Net unrealized appreciation
  (depreciation) during the period........    (324,239)     (569,216)      (479,093)            --             --              --
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations................    (245,305)      190,262        583,362      2,067,290      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders..........   2,039,750     3,166,658      4,214,076     31,101,772     33,694,123      24,612,731
 Net benefits to policyholders............  (1,152,104)   (1,903,017)    (3,212,048)   (32,846,241)   (30,672,090)    (24,024,723)
 Net increase (decrease) in policy loans..          --            --             --       (282,456)            --         421,166
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.     887,646     1,263,641      1,002,028     (2,026,925)     3,022,033       1,009,174
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase in net assets................     642,341     1,453,903      1,585,390         40,365      6,539,907       4,490,903
Net assets at beginning of period.........   9,553,293     8,099,390      6,514,000     76,638,641     70,098,734      65,607,831
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period............... $10,195,634   $ 9,553,293   $  8,099,390   $ 76,679,006   $ 76,638,641    $ 70,098,734
                                           ===========   ===========   ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

          STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                          MID CAP VALUE SUBACCOUNT                     SMALL/MID CAP GROWTH SUBACCOUNT
                                  -----------------------------------------  ------------------------------------------------------
                                     2000          1999           1998            2000              1999               1998
                                  ------------  ------------  -------------  ----------------  ----------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).... $    (4,038)  $     1,508   $     16,578   $       (36,428)  $     1,833,840    $       154,352
 Net realized gains (losses).....     (35,806)     (241,740)      (422,902)         (331,677)          (13,020)            56,968
 Net unrealized appreciation
  (depreciation) during the
  period.........................     329,004       469,537       (260,362)        1,329,781        (1,274,161)           334,213
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations......................     289,160       229,305       (666,686)          961,676           546,659            545,533
From policyholder transactions:
 Net premiums from policyholders.   1,222,805     1,886,594      5,997,691         2,015,926         3,493,643          3,953,326
 Net benefits to policyholders...  (1,089,206)   (1,745,112)    (2,912,034)       (9,689,438)       (3,105,108)        (3,311,846)
 Net increase in policy loans....          --            --             --                --                --                 --
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions.......     133,599       141,482      3,085,657          (673,512)          388,535            641,480
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase in net assets.......     422,759       370,787      2,418,971           288,164           935,194          1,187,013
Net assets at beginning of
 period..........................   5,236,580     4,865,793      2,446,822        12,409,573        11,474,379         10,287,366
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net assets at end of period...... $ 5,659,339   $ 5,236,580   $  4,865,793   $    12,697,737   $    12,409,573    $    11,474,379
                                  ===========   ===========   ============   ===============   ===============    ===============

                                           REAL ESTATE EQUITY SUBACCOUNT                   GROWTH & INCOME SUBACCOUNT
                                      ----------------------------------------  ---------------------------------------------------
                                         2000          1999          1998            2000             1999              1998
                                      ------------  ------------  ------------  ---------------  ---------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income............... $   359,789   $   823,618   $   876,235   $    8,936,078   $  131,096,419    $  102,464,177
 Net realized gains (losses).........    (225,511)      123,591       442,876       16,053,184       22,802,197        22,835,488
 Net unrealized appreciation
  (depreciation) during the period...   1,416,393    (1,106,755)   (3,720,942)     (26,767,597)       7,687,109       112,457,395
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from operations....   1,550,671      (159,546)   (2,401,831)      (1,778,335)     161,585,725       237,757,060
From policyholder transactions:
 Net premiums from policyholders.....   3,954,225     2,304,591     6,295,255       47,243,335      101,973,160        92,955,980
 Net benefits to policyholders.......  (4,217,423)   (3,311,591)   (5,507,305)     (81,355,661)    (133,701,210)     (134,661,151)
 Net increase (decrease) in policy
  loans..............................     141,567            --       (83,216)       4,922,813               --        18,165,114
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions........................    (121,631)   (1,007,000)      704,734      (29,189,513)     (31,728,050)      (23,540,057)
Net increase (decrease) in net
 assets..............................   1,429,040    (1,166,546)   (1,697,097)     (30,967,848)     129,857,675       214,217,003
Net assets at beginning of period....  13,378,472    14,545,018    16,242,115    1,278,739,554    1,148,881,879       934,664,876
Net assets at end of period.......... $14,807,512   $13,378,472   $14,545,018   $1,247,771,706   $1,278,739,554    $1,148,881,879
                                      ===========   ===========   ===========   ==============   ==============    ==============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MANAGED SUBACCOUNT                     SHORT-TERM BOND SUBACCOUNT
                                            -------------------------------------------  -----------------------------------------
                                                2000           1999           1998          2000         1999           1998
                                            -------------  -------------  -------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $  7,769,495   $ 42,532,921   $ 40,475,436   $   28,644   $    48,624    $    28,209
 Net realized gains (losses)..............     3,653,026      5,060,826      5,853,076      (12,368)       (3,107)         2,008
 Net unrealized appreciation
  (depreciation) during the period........    (5,191,852)    (9,288,287)    24,834,482       10,583       (23,648)        (5,287)
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations...............................     6,230,669     38,305,460     71,162,994       26,859        21,869         24,930
From policyholder transactions:
 Net premiums from policyholders..........    20,445,777     44,546,082     40,631,684      241,196       690,849        435,150
 Net benefits to policyholders............   (35,113,472)   (55,332,758)   (55,447,667)    (340,388)     (178,124)      (274,762)
 Net increase in policy loans.............     1,824,582             --      5,379,590           --            --             --
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.............................   (12,843,113)   (10,786,676)    (9,436,393)     (99,192)      512,725        160,388
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets.....    (6,612,444)    27,518,784     61,726,601      (72,333)      534,594        185,318
Net assets at beginning of period.........   500,072,750    472,553,966    410,827,365    1,129,483       594,889        409,571
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net assets at end of period...............  $493,460,306   $500,072,750   $472,553,966   $1,057,150   $ 1,129,483    $   594,889
                                            ============   ============   ============   ==========   ===========    ===========

                                               SMALL CAP VALUE SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         ---------------------------------------  -------------------------------------------
                                            2000         1999          1998           2000          1999           1998
                                         -----------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................. $   24,577   $    72,629   $     1,070   $      4,773   $   330,389    $     8,318
 Net realized gains (losses)............   (147,622)     (217,582)       61,917        703,918       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period......    160,413       (40,472)     (364,359)      (929,318)      839,140        339,709
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations..............     37,368      (185,425)     (301,372)      (220,627)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders........  1,159,319     1,446,109     2,644,808      5,362,651     1,632,955      2,203,753
 Net benefits to policyholders..........   (893,462)   (1,547,128)   (1,288,464)   (4,276,522)    (1,315,539)    (1,443,700)
 Net increase in policy loans...........         --            --            --             --            --             --
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................    265,857      (101,019)    1,356,344      1,086,129       317,416        760,053
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets...    303,225      (286,444)    1,054,972        865,502     1,610,806      1,172,837
Net assets at beginning of period.......  4,111,416     4,397,860     3,342,888      5,310,586     3,699,780      2,526,943
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period............. $4,414,641   $ 4,111,416   $ 4,397,860   $  6,176,088   $ 5,310,586    $ 3,699,780
                                         ==========   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,

                                                          EQUITY INDEX SUBACCOUNT
                                                  ----------------------------------------
                                                     2000          1999           1998
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................... $    62,675   $   817,715   $   307,010
 Net realized gains (losses).....................     339,524       471,802       132,619
 Net unrealized appreciation (depreciation)
  during the period..............................    (498,165)    2,019,913     2,082,107
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations.................................     (95,966)    3,309,430     2,521,736
From policyholder transactions:
 Net premiums from policyholders.................   5,398,036     7,762,529     4,632,113
 Net benefits to policyholders...................  (1,940,148)   (2,563,485)   (1,120,852)
 Net increase in policy loans....................          --            --            --
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions..................   3,361,922     5,199,044     3,511,261
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets............  22,117,624     8,508,474     6,032,997
Net assets at beginning of period................  22,117,624    13,609,150     7,576,153
                                                  -----------   -----------   -----------
Net assets at end of period...................... $25,479,546   $22,117,624   $13,609,150
                                                  ===========   ===========   ===========
                                                         GLOBAL BOND SUBACCOUNT
                                                  ----------------------------------------
                                                     2000         1999           1998
                                                  -----------  -----------  --------------
   ..............................................
Increase (decrease) in net assets from
 operations:
 Net investment income........................... $   21,014   $   81,580    $    54,728
 Net realized gains (losses).....................    (37,534)      (1,996)        32,917
 Net unrealized appreciation (depreciation)
  during the period..............................     58,703     (126,001)        11,342
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting
 from operations.................................     42,183      (46,417)        98,987
From policyholder transactions:
 Net premiums from policyholders.................    378,645    1,115,699        798,933
 Net benefits to policyholders...................   (685,644)    (292,075)    (1,158,109)
 Net increase in policy loans....................         --           --             --
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions..................   (306,999)     823,624       (359,176)
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets............   (264,816)     777,207       (260,189)
Net assets at beginning of period................  1,882,675    1,105,468      1,365,657
                                                  ----------   ----------    -----------
Net assets at end of period...................... $1,617,859   $1,882,675    $ 1,105,468
                                                  ==========   ==========    ===========


                         TURNER CORE GROWTH SUBACCOUNT     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ---------------------------------  ------------------------------------------
                          2000        1999        1998        2000          1999            1998
                        ----------  ----------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $   3,532   $  35,936   $  4,513    $  6,374      $ 16,549       $ 12,094
 Net realized gains....   101,050      44,245     14,364       6,519         7,704          1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period....   (85,212)     37,727     49,605      13,873       119,400         15,813
                        ---------   ---------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations............    19,370     117,908     68,482      26,766       143,653         29,091
From policyholder
 transactions:
 Net premiums from
  policyholders........   265,836     240,351    203,590      59,497       239,618         55,021
 Net benefits to
  policyholders........  (371,100)   (136,661)   (77,651)    (18,974)      (29,520)       (10,341)
 Net increase in
  policy loans.........        --          --         --          --            --             --
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions..........  (105,264)    103,690    125,939      40,523       210,098         44,680
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets................   (85,894)    221,598    194,421      67,289       353,751         73,771
Net assets at
 beginning of period...   536,192     314,594    120,173     588,128       234,377        160,606
                        ---------   ---------   --------    --------      --------       --------
Net assets at end of
 period................ $ 450,298   $ 536,192   $314,594    $655,417      $588,128       $234,377
                        =========   =========   ========    ========      ========       ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                FRONTIER CAPITAL                   EMERGING MARKETS
                            APPRECIATION SUBACCOUNT               EQUITY SUBACCOUNT
                        ---------------------------------  -----------------------------------
                          2000        1999       1998         2000         1999        1998
                        ----------  ---------  ----------  ------------  ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)............... $  21,466   $ 17,768   $    (208)  $    (2,736)  $  12,790    $     1
 Net realized gains
  (losses).............    82,236     22,678      12,123       (12,180)      5,339         --
 Net unrealized
  appreciation
  (depreciation)
  during the period....   (12,210)   164,599     (17,930)      (76,126)     86,570         10
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations............    91,492    205,045      (6,015)      (91,042)    104,699         11
From policyholder
 transactions:
 Net premiums from
  policyholders........   297,090    255,268     128,779     3,936,569     433,406      2,018
 Net benefits to
  policyholders........  (219,651)   (89,136)   (146,083)   (3,055,550)   (144,400)        --
 Net increase in
  policy loans.........        --         --          --            --          --         --
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions..........    77,439    166,132     (17,304)      881,019     289,006      2,018
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets................   168,931    371,177     (23,319)      789,977     393,705      2,029
Net assets at
 beginning of period...   728,674    357,497     380,816       395,734       2,029         --
                        ---------   --------   ---------   -----------   ---------    -------
Net assets at end of
 period................ $ 897,605   $728,674   $ 357,497   $ 1,185,711   $ 395,734    $ 2,029
                        =========   ========   =========   ===========   =========    =======


                         INTERNATIONAL OPPORTUNITIES II             BOND INDEX
                                   SUBACCOUNT                       SUBACCOUNT
                        ---------------------------------  --------------------------------
                           2000         1999       1998      2000       1999        1998
                        -----------  -----------  -------  ---------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.  $  2,117     $    241     $  1    $ 22,741   $ 15,852    $   146
 Net realized gains
  (losses).............    13,157          602        1      (2,201)    (1,422)        (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period....   (13,987)      13,424       45       7,287    (22,820)      (196)
                         --------     --------     ----    --------   --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations............     1,287       14,267       47      27,827     (8,390)       (51)
From policyholder
 transactions:
 Net premiums from
  policyholders........   214,628      108,420      915     362,018    412,326     10,254
 Net benefits to
  policyholders........   (54,971)     (11,064)     (13)    (24,425)   (26,307)       (69)
 Net increase in
  policy loans.........        --           --       --          --         --         --
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions..........   159,657       97,356      902     337,593    386,019     10,185
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets................   160,944      111,623      949     365,420    377,629     10,134
Net assets at
 beginning of period...   112,572          949       --     387,763     10,134         --
                         --------     --------     ----    --------   --------    -------
Net assets at end of
 period................  $273,516     $112,572     $949    $753,183   $387,763    $10,134
                         ========     ========     ====    ========   ========    =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,

                               SMALL/MIDCAP                    HIGH YIELD
                             CORE SUBACCOUNT                 BOND SUBACCOUNT
                        ---------------------------  ----------------------------------
                          2000       1999     1998*     2000         1999       1998*
                        ----------  --------  -----  ------------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)............... $    (142)  $ 6,632   $ --   $     8,624   $  2,542    $   19
 Net realized gains
  (losses).............    10,745       252     --        (8,649)      (186)       --
 Net unrealized
  appreciation
  (depreciation)
  during the period....    (5,954)    3,005      6        (2,045)      (511)      (26)
                        ---------   -------   ----   -----------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations............     4,649     9,889      6        (2,070)     1,845        (8)
From policyholder
 transactions:
 Net premiums from
  policyholders........   414,076    97,385    104     1,249,658     98,955     2,887
 Net benefits to
  policyholders........  (329,116)   (7,901)    (2)   (1,040,268)   (13,078)       --
 Net increase in
  policy loans.........         0        --     --             0         --        --
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets resulting from
 policyholder
 transactions..........    84,960    89,484    102       209,390     85,877     2,887
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets................    89,609    99,373    108       207,320     87,722     2,887
Net assets at
 beginning of period...    99,481       108     --        90,601      2,879        --
                        ---------   -------   ----   -----------   --------    ------
Net assets at end of
 period................ $ 189,090   $99,481   $108   $   297,921   $ 90,601    $2,879
                        =========   =======   ====   ===========   ========    ======

                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           --------------------
                                                            2000       1999**
                                                           --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)............................  $   425    $ 1,113
 Net realized gains (losses).............................      (33)        91
 Net unrealized appreciation (depreciation) during the
  period.................................................     (534)      (879)
                                                           -------    -------
Net increase (decrease) in net assets resulting from
 operations..............................................     (142)       325
From policyholder transactions:
 Net premiums from policyholders.........................    4,452     13,814
 Net benefits to policyholders...........................     (294)        --
 Net increase in policy loans............................        0         --
                                                           -------    -------
Net increase in net assets resulting from policyholder
 transactions............................................    4,158     13,814
                                                           -------    -------
Net increase in net assets...............................    4,016     14,139
Net assets at beginning of period........................   14,139         --
                                                           -------    -------
Net assets at end of period..............................  $18,155    $14,139
                                                           =======    =======

---------
 * From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                     YEARS AND PERIODS ENDED JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly, Enhanced U.S. Equity). Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 are as follows:


        PORTFOLIO           SHARES OWNED      COST           VALUE
        ---------           ------------  ------------  ----------------
Large Cap Growth...........   6,118,549   $133,197,126   $  176,581,445
Active Bond................  25,676,557    250,059,856      234,710,166
International Equity Index    1,637,313     28,032,291       30,279,715
Small Cap Growth...........     751,112     12,755,532       15,146,841
Global Balanced............      99,987      1,063,151        1,009,123
Mid Cap Growth.............     951,564     21,827,050       26,659,950
Large Cap Value............     781,363     10,837,990       10,182,562
Money Market...............   6,282,855     62,861,460       62,828,554
Mid Cap Value..............     419,590      5,184,053        5,655,397
Small/Mid Cap Growth.......     833,429     12,640,806       12,697,945
Real Estate Equity.........   1,006,818     13,855,749       12,765,326
Growth & Income............  53,177,519    786,999,791    1,054,098,419
Managed....................  26,812,598    359,486,863      412,811,976
Short-Term Bond............     108,407      1,074,517        1,051,732
Small Cap Value............     402,638      4,641,679        4,409,122
International
 Opportunities.............     424,604      6,010,304        6,171,237
Equity Index...............   1,257,997     20,669,031       25,463,881
Global Bond................     161,599      1,670,350        1,610,930
Turner Core Growth.........      18,889        537,085          450,305
Brandes International
 Equity....................      41,067        456,415          655,428
Frontier Capital
 Appreciation..............      37,890      1,499,897          897,620
Emerging Markets Equity....     103,852        296,973        1,185,730
International
    Opportunities II.......      22,760        274,038          273,330
Bond Index.................      80,112        768,927          749,101
Small/Mid Cap Core.........      18,350        192,035          188,808
High Yield Bond............      35,025        300,508          295,903
Clifton Enhanced US Equity
 Fund......................         912         14,986           18,155

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth.....................   $14,526,753   $ 4,071,523
Active Bond..........................    12,595,440    13,172,460
International Equity Index...........     8,546,295     5,508,370
Small Cap Growth.....................     6,763,851     2,965,434
Global Balanced......................       170,170       275,036
Mid Cap Growth.......................     9,665,686     2,215,013
Large Cap Value......................     1,684,020       715,601
Money Market.........................    20,068,019    19,726,545
Mid Cap Value........................       831,482       701,828
Small/Mid Cap Growth.................     1,420,670     2,130,402
Real Estate Equity...................     3,756,641     3,664,903
Growth & Income......................    10,140,753    35,665,986
Managed..............................     9,078,644    16,420,432
Short-Term Bond......................       223,617       294,148
Small Cap Value......................       918,362       627,855
International Opportunities..........     4,740,829     3,649,827
Equity Index.........................     4,320,990       800,013
Global Bond..........................       324,904       610,861
Turner Core Growth...................             0             0
Brandes International Equity.........             0             0
Frontier Capital Appreciation........     3,318,819     2,440,517
Emerging Markets Equity..............             0             0
International Opportunities II.......       322,785       161,007
Bond Index...........................       392,051        31,702
Small/Mid Cap Core...................       408,308       323,488
High Yield Bond......................     1,251,885     1,033,876
Clifton Enhanced US Equity Fund......             0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each Portfolio at June 30, 2000 were as follows:


                                             ACCUMULATION   SHARE
                 PORTFOLIO                      SHARES      VALUES
                 ---------                   ------------  --------
Large Cap Growth..........................      559,086     83.98
Active Bond...............................      690,050     24.41
International Equity Index................      487,610     26.08
Small Cap Growth..........................      663,124     22.82
Global Balanced...........................       79,825     12.67
Mid Cap Growth............................      783,262     34.02
Large Cap Value...........................      646,321     15.74
Money Market..............................      644,839     18.58
Mid Cap Value.............................      381,056     14.82
Small/Mid Cap Growth......................      592,151     21.43
Real Estate Equity........................      203,675     25.09
Growth & Income...........................    1,238,691     67.63
Managed...................................    1,030,002     40.02
Short-Term Bond...........................       79,247     13.34
Small Cap Value...........................      354,503     12.43
International Opportunities...............      389,613     15.85
Equity Index..............................    1,112,540     22.90
Global Bond...............................      129,203     12.51
Turner Core Growth........................       16,303     27.61
Brandes International Equity..............       36,840     17.80
Frontier Capital Appreciation.............       36,994     24.26
Emerging Markets Equity...................       99,862     11.88
International Opportunities II............       22,407     12.21
Bond Index................................       69,381     10.72
Small/Mid Cap CORE........................       16,782     11.27
High Yield Bond...........................       30,156      9.88
Clifton Enhanced US Equity................        1,411     12.87

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                       INTERNATIONAL
                            LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                              GROWTH         BOND          INDEX         GROWTH
                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           ------------  ------------  -------------  -------------
ASSETS
Cash....................   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value............    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable.............     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I........        166,807        45,107        32,276         20,662
 M Fund Inc.............             --            --            --             --
                           ------------  ------------   -----------    -----------
Total assets............    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company......        164,174        40,650        31,788         20,488
Asset charges payable...         21,008        35,617         3,852          1,370
                           ------------  ------------   -----------    -----------
                                185,182        76,267        35,640         21,858
                           ------------  ------------   -----------    -----------
Net assets..............   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                           ============  ============   ===========    ===========




                           INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                             BALANCED       GROWTH       VALUE        MARKET
                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           -------------  -----------  ----------  -------------
ASSETS
Cash....................   $        133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value......      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable....             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I........            970       103,804       6,237       159,443
 M Fund Inc.............             --            --          --            --
                            -----------   -----------  ----------   -----------
Total assets............      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company................            950       103,466       6,081       158,266
Asset charges payable...            153         2,667       1,247         5,857
                            -----------   -----------  ----------   -----------
                                  1,103       106,133       7,328       164,123
                            -----------   -----------  ----------   -----------
Net assets..............    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                            ===========   ===========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID
                             MID CAP           CAP    REAL ESTATE      GROWTH &
                              VALUE        GROWTH       EQUITY          INCOME
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                           ------------  -----------  -----------  ----------------
ASSETS
Cash....................   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value..................      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable.............             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I........         27,820       34,285        1,966          333,111
 M Fund Inc.............             --           --           --               --
                           ------------  -----------  -----------   --------------
Total assets............      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company......         27,735       34,083        1,758          314,139
Asset charges payable...            675        1,588        1,636          151,547
                           ------------  -----------  -----------   --------------
Total liabilities.......         28,410       35,671        3,394          465,686
                           ------------  -----------  -----------   --------------
Net assets..............   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                           ============  ===========  ===========   ==============




                                         SHORT-TERM    SMALL CAP    INTERNATIONAL
                             MANAGED        BOND         VALUE      OPPORTUNITIES
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           ------------  ----------    ----------  ---------------
ASSETS
Cash....................   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value......    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable....     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I........        123,268         218       2,954         5,072
 M Fund Inc.............             --          --          --            --
                           ------------  ----------  ----------    ----------
Total assets............    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company................        115,790         199       2,887         4,985
Asset charges payable...         59,700         148         527           680
                           ------------  ----------  ----------    ----------
Total liabilities.......        175,490         347       3,414         5,665
                           ------------  ----------  ----------    ----------
Net assets..............   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                           ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash....................   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value......    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value.........            --          --    536,192       588,128
Policy loans and accrued
 interest receivable....            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I........        19,259          31         --            --
 M Fund Inc.............            --          --          9            10
                           -----------  ----------   --------      --------
Total assets............    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company................        18,897          --         --            --
Asset charges payable...         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities.......        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets..............   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash......................     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value.................           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value.................      728,674           --          --           --
Policy loans and accrued
 interest receivable.......          --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I..........           --        2,536           2        1,123
 M Fund Inc...............           12           --          --           --
                               --------     --------    --------     --------
Total assets..............      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company..................           --        2,529          --        1,116
Asset charges payable.....           92           49          14           51
                               --------     --------    --------     --------
Total liabilities.........           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets................     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash.....................................  $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value................................    99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value.....................        --         --        14,140
Policy loans and accrued interest
 receivable..............................        --         --            --
Receivable from:
 John Hancock Variable Series Trust I....    16,714      1,478            --
 M Fund Inc..............................        --         --            --
                                           --------    -------       -------
Total assets.............................   116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company.......................    16,712      1,477            --
Asset charges payable....................        11         11             2
                                           --------    -------       -------
Total liabilities........................    16,723      1,488             2
                                           --------    -------       -------
Net assets...............................  $ 99,481    $90,601       $14,139
                                           ========    =======       =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ------------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I..................................  $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc................................           --           --           --            --            --             --
Interest income on policy loans............    1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income....................   25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks...............      828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income......................   24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.........................    4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period........................    1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments...............................    5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations................................  $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========


                                              INTERNATIONAL EQUITY INDEX SUBACCOUNT      SMALL CAP GROWTH SUBACCOUNT
                                             ---------------------------------------  ----------------------------------
                                                 1999         1998          1997          1999       1998        1997
                                             -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......  $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc................................          --           --            --            --        --          --
Interest income on policy loans............     179,345      170,285       170,905            --        --          --
                                             ----------   ----------   -----------    ----------  --------    --------
Total investment income....................   1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense risks...............     147,126      124,891       107,415        37,386    20,335      11,175
                                             ----------   ----------   -----------    ----------  --------    --------
Net investment income (loss)...............     950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and unrealized gain (loss)
  on investments:
 Net realized gain.........................     168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized appreciation (depreciation)
  during the period........................   5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                                             ----------   ----------   -----------    ----------  --------    --------
Net realized and unrealized gain (loss)
  on investments...........................   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                                             ----------   ----------   -----------    ----------  --------    --------
Net increase (decrease) in net assets
  resulting from operations................  $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                                             ==========   ==========   ===========    ==========  ========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                 INTERNATIONAL BALANCED SUBACCOUNT          MID CAP GROWTH SUBACCOUNT
                                               ------------------------------------  -------------------------------------
                                                   1999         1998        1997         1999        1998         1997
                                               -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......... $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc...................................        --           --          --            --          --           --
Interest income on policy loans...............        --           --          --            --          --           --
                                               ---------    ---------    --------    ----------  ----------   ----------
Total investment income.......................    99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense risks..................     6,368        4,696       2,758        58,898      16,758        5,801
                                               ---------    ---------    --------    ----------  ----------   ----------
Net investment income (loss)..................    92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).....................     4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized appreciation (depreciation)
  during the period...........................   (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                                               ---------    ---------    --------    ----------  ----------   ----------
Net realized and unrealized gain (loss) on
 investments..................................   (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                                               ---------    ---------    --------    ----------  ----------   ----------
Net increase (decrease) in net assets
  resulting from operations................... $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                                               =========    =========    ========    ==========  ==========   ==========



                                             LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                                         --------------------------------  ------------------------------------
                                            1999        1998        1997       1999        1998         1997
                                         ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I... $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.............................        --          --         --          --          --           --
Interest income on policy loans.........        --          --         --     985,509     973,241      957,390
                                         ---------   ---------   --------  ----------  ----------   ----------
Total investment income.................   648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense risks............    54,610      44,753     25,295     411,487     380,002      361,409
                                         ---------   ---------   --------  ----------  ----------   ----------
Net investment income...................   593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and unrealized gain (loss)
  on investments:
 Net realized gain......................   165,556     673,582    217,073          --          --           --
 Net unrealized appreciation
  (depreciation) during the period......  (569,216)   (479,093)   532,936          --          --           --
                                         ---------   ---------   --------  ----------  ----------   ----------
Net realized and unrealized gain
 (loss) on investments..................  (403,660)    194,489    750,009          --          --           --
                                         ---------   ---------   --------  ----------  ----------   ----------
Net increase in net assets resulting
  from operations....................... $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                                         =========   =========   ========  ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ----------------------------------------  --------------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I..................................  $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc................................          --              --           --             --             --             --
Interest income on policy loans............          --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income....................      31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks...............      29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income......................       1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..................    (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period........................     469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments...............................     227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.................  $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ------------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I..................................  $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc................................           --            --           --            --            --             --
Interest income on policy loans............      131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income....................      902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks...............       78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income......................      823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.........................      123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period........................   (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments...............................     (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.................  $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MANAGED SUBACCOUNT                  SHORT-TERM BOND SUBACCOUNT
                                        --------------------------------------  -----------------------------------
                                            1999          1998         1997         1999        1998        1997
                                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable Series Trust I.. $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc............................          --            --           --          --         --           --
Interest income on policy loans........   5,217,121     4,949,021    4,669,363          --         --           --
                                        -----------   -----------  -----------  ----------   --------    ---------
Total investment income................  45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense risks...........   2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income..................  42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)..............   5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized appreciation
  (depreciation) during the period.....  (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and unrealized gain
 (loss) on investments.................  (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net assets
  resulting from operations............ $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                                        ===========   ===========  ===========  ==========   ========    =========


                                                  SMALL CAP VALUE SUBACCOUNT      INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                              ---------------------------------  ---------------------------------------
                                                 1999        1998        1997         1999          1998         1997
                                              ----------  ----------  ---------  -------------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........ $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc..................................        --          --         --            --           --             --
Interest income on policy loans..............        --          --         --            --           --             --
                                              ---------   ---------   --------    ----------     --------      ---------
Total investment income......................    97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense risks.................    24,661      23,711     10,530        24,257       19,481         11,575
                                              ---------   ---------   --------    ----------     --------      ---------
Net investment income........................    72,629       1,070    245,833       330,389        8,318         23,536
Net realized and unrealized gain
  (loss) on investments:
 Net realized gain (loss)....................  (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized appreciation
  (depreciation) during the period...........   (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                                              ---------   ---------   --------    ----------     --------      ---------
Net realized and unrealized gain
 (loss) on investments.......................  (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                                              ---------   ---------   --------    ----------     --------      ---------
Net increase (decrease) in net
 assets resulting from operations............ $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                                              =========   =========   ========    ==========     ========      =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                                              ----------------------------------  -----------------------------
                                                 1999        1998        1997       1999       1998      1997
                                              ----------  ----------  ----------  ----------  -------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........ $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc..................................         --          --          --         --        --        --
Interest income on policy loans..............         --          --          --         --        --        --
                                              ----------  ----------  ----------  ---------   -------   -------
Total investment income......................    921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense risks.................    103,983      60,274      28,637      9,736     7,516     5,827
                                              ----------  ----------  ----------  ---------   -------   -------
Net investment income........................    817,715     307,010     192,049     81,580    54,728    78,770
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)....................    471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized appreciation
  (depreciation) during the period...........  2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                                              ----------  ----------  ----------  ---------   -------   -------
Net realized and unrealized gain
 (loss) on investments.......................  2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                                              ----------  ----------  ----------  ---------   -------   -------
Net increase (decrease) in net
 assets resulting from operations............ $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                                              ==========  ==========  ==========  =========   =======   =======


                                          TURNER CORE GROWTH SUBACCOUNT   BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                        --------------------------------  ---------------------------------------
                                           1999       1998       1997         1999           1998         1997
                                        ----------  ---------  ---------  -------------  ------------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.. $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc............................   38,038      5,535     11,090       18,453        13,237         2,278
Interest income on policy loans........       --         --         --           --            --            --
                                        --------    -------    -------     --------       -------        ------
Total investment income................   38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense risks...........    2,102      1,022        505        1,904         1,143           746
                                        --------    -------    -------     --------       -------        ------
Net investment income..................   35,936      4,513     10,585       16,549        12,094         1,532
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain.....................   44,245     14,364      3,166        7,704         1,184           133
 Net unrealized appreciation during
  the period...........................   37,727     49,605     12,370      119,400        15,813         2,674
                                        --------    -------    -------     --------       -------        ------
Net realized and unrealized gain on
 investments...........................   81,972     63,969     15,536      127,104        16,997         2,807
                                        --------    -------    -------     --------       -------        ------
Net increase in net assets resulting
  from operations...................... $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                                        ========    =======    =======     ========       =======        ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  -------------------------------  -------------------------  --------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............ $     --   $     --    $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc......................................   20,787      1,888      8,986           --          --          --         --
Interest income on policy loans..................       --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income..........................   20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks.....................    3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss).....................   17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain...............................   22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period..............................  164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments.....................................  187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations................................. $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                                            SMALL/MID                          ENHANCED
                                                                            CAP CORE        HIGH YIELD        U.S. EQUITY
                                                BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                                               -----------------------  ---------------  ----------------   --------------
                                                  1999         1998*     1999    1998*    1999     1998*        1999**
                                               ------------  ---------  ------  -------  --------  ------   --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........  $ 17,417      $ 149     $6,810   $--     $2,748    $ 19          $   --
 M Fund Inc..................................        --         --         --    --         --      --           1,117
Interest income on policy loans..............        --         --         --    --         --      --              --
                                               --------      -----     ------    --     ------    ----          ------
Total investment income......................    17,417        149      6,810            2,748      19           1,117
Expenses:
 Mortality and expense risks.................     1,565          3        178    --        206       1               4
                                               --------      -----     ------    --     ------    ----          ------
Net investment income........................    15,852        146      6,632    --      2,542      18           1,113
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)....................    (1,422)        (1)       252    --       (186)     --              91
 Net unrealized appreciation
  (depreciation) during the period...........   (22,820)      (196)     3,005     6       (511)    (26)           (879)
                                               --------      -----     ------    --     ------    ----          ------
Net realized and unrealized gain
 (loss) on investments.......................   (24,242)      (197)     3,257     6       (697)    (26)           (788)
                                               --------      -----     ------    --     ------    ----          ------
Net increase (decrease) in net
 assets resulting from operations............  $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)         $  325
                                               ========      =====     ======    ==     ======    ====          ======

---------
*  From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        -------------------------------------------  ---------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income................. $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains....................    4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period.....    1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations.......................   30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders.......   37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders.........  (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans................................           --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................   11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets..   41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of period......  135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period............ $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============


                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ----------------------------------------  ----------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).......... $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains....................     168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period.....   5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations.............   6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders.......   7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders.........  (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans..........          --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions........     539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets.............   7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of period......  24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period............ $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ----------------------------------------  ---------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).............  $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)..............        4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period........      (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations................       58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders..........      377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders............     (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans.............           --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions................      246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets................      305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period.........      872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period...............  $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============


                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ----------------------------------------  ---------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains.......................      165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period........     (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations...............................      190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders..........    3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders............   (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans.............           --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.............................    1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets................    1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period.........    8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period...............  $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------  ------------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................  $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses)...........     (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period.....      469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations.............      229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders.......    1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders.........   (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans..........           --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions........      141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets.............      370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period......    4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period............  $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============


                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ----------------------------------------  --------------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income...............  $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains..................      123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period...   (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations...........     (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders.....    2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders.......   (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans..............................           --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................   (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period....   14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period..........  $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         -------------------------------------------  ----------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................  $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses)...........     5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period.....    (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations.............    38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders.......    44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders.........   (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans..........            --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................   (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets.............    27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period......   472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period............  $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ============   ============   ============   ===========   ===========    =========


                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         ---------------------------------------  -----------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................  $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses)...........     (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period.....      (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations.............     (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders.......    1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders.........   (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans..........           --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................     (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets..     (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period......    4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period............  $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  ---------------------------------------  ----------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.........................   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)...................       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period............................     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders...............     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders.................    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans..................            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions................     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets..........     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period..............    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period....................   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========


                                                      TURNER CORE  GROWTH SUBACCOUNT        BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                  ---------------------------------------  ----------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.........................   $    35,936   $     4,513   $   10,585   $    16,549  $    12,094    $    1,532
 Net realized gains............................        44,245        14,364        3,166         7,704        1,184           133
 Net unrealized appreciation during
  the period...................................        37,727        49,605       12,370       119,400       15,813         2,674
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
 operations....................................       117,908        68,482       26,121       143,653       29,091         4,339
From policyholder transactions:
 Net premiums from policyholders...............       240,351       203,590       91,440       239,618       55,021       146,796
 Net benefits to policyholders.................      (136,661)      (77,651)      (9,878)      (29,520)     (10,341)      (34,985)
 Net increase in policy loans..................            --            --           --            --           --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions.....................       103,690       125,939       81,562       210,098       44,680       111,811
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase in net assets.....................       221,598       194,421      107,683       353,751       73,771       116,150
Net assets at beginning of period..............       314,594       120,173       12,490       234,377      160,606        44,456
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period....................   $   536,192   $   314,594   $  120,173   $   588,128  $   234,377    $  160,606
                                                  ===========   ===========   ==========   ==========   ===========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         --------------------------------  ------------------------  ---------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........  $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains....................    22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the period.....   164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations.............   205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from policyholders.......   255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders.........   (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans..........        --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................   166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets..   371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period......   357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period............  $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======


                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         -----------------------  ---------------------  ------------------  ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........   $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses)...........     (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the period.....    (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations.............     (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from policyholders.......    412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders.........    (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans..........         --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions........    386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets.............    377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period......     10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period............   $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======

---------
 * From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth.............     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond...............    25,890,030    250,666,359      236,200,057
International Equity Index...     1,479,056     24,178,244       29,055,936
Small Cap Growth.............       566,326      7,786,928       10,825,578
International Balanced.......       109,967      1,176,141        1,177,232
Mid Cap Growth...............       713,403     13,208,576       20,852,255
Large Cap Value..............       708,140      9,871,242        9,553,293
Money Market.................     6,251,999     62,519,986       62,519,986
Mid Cap Value................       409,851      5,090,205        5,236,581
Small/Mid Cap Growth.........       884,190     13,682,215       12,409,573
Real Estate Equity...........     1,000,760     13,989,522       11,482,706
Growth & Income..............    54,521,668    796,471,840    1,091,050,404
Managed......................    27,360,590    363,175,625      422,672,470
Short-Term Bond..............       116,179      1,157,416        1,129,483
Small Cap Value..............       376,603      4,498,794        4,111,416
International Opportunities..       350,017      4,215,384        5,310,586
Equity Index.................     1,081,124     16,808,530       22,117,624
Global Bond..................       191,740      1,993,841        1,882,675
Turner Core Growth...........        23,384        436,035          536,192
Brandes International Equity.        37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity......        32,273        309,153          395,733
Global Equity................         9,277         99,103          112,572
Bond Index...................        41,614        410,779          387,762
Small/Mid Cap CORE...........        10,135         96,470           99,481
High Yield Bond..............        10,083         91,148           90,611
Enhanced U.S. Equity.........           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth...................   $ 40,147,156   $ 8,250,657
Sovereign Bond.....................     27,217,744    17,748,511
International Equity Index.........      4,421,148     3,377,977
Small Cap Growth...................      4,824,260     1,479,601
International Balanced.............        640,162       300,719
Mid Cap Growth.....................      9,490,182     1,427,655
Large Cap Value....................      2,984,422     1,126,859
Money Market.......................     21,519,371    15,378,894
Mid Cap Value......................      1,426,492     1,283,502
Small/Mid Cap Growth...............      3,998,048     1,775,674
Real Estate Equity.................      1,670,570     1,772,028
Growth & Income....................    133,888,047    52,458,290
Managed............................     46,301,140    19,231,354
Short-Term Bond....................        682,313       120,964
Small Cap Value....................      1,054,005     1,082,396
International Opportunities........      1,758,914     1,111,110
Equity Index.......................      7,177,051     1,160,291
Global Bond........................      1,188,656       283,452
Turner Core Growth.................        279,803       140,177
Brandes International Equity.......        255,671        29,025
Frontier Capital Appreciation......        401,413       217,513
Emerging Markets Equity............        454,479       152,683
Global Equity......................        107,485         9,888
Bond Index.........................        429,057        27,186
Small/Mid Cap CORE.................        106,540        10,425
High Yield Bond....................         99,666        11,238
Enhanced U.S. Equity...............         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account.................  27                                             29
account value...........   7                                              8
attained age............   8                                             13
beneficiary.............  37                                              8
business day............  28                                              4
changing Option 1or 2...  14                                             12
changing the face
 amount.................  14                                              9
charges.................   7                                             15
Code....................  33                                              5
cost of insurance rates.   8                                             29
date of issue...........  29                                             29
death benefit...........   4                                              4
deductions..............   7                                              2
dollar cost averaging...  11                                             17
expenses of the Series
 Funds..................   9                                              6
face amount.............  13                                              7
fixed investment option.  28                                              2
full surrender..........  12                                             27
fund....................   2                                              1
grace period............   6                                             13
guaranteed death
 benefit feature........   6                                             27
Guaranteed Death
 Benefit Premium........   6                                             12
insurance charge........   8                                              9
insured person..........   4                                             12
investment options......   1                                              7
JHVLICO.................  27                                             33
John Hancock Variable
 Series Trust...........   2                                             18
lapse...................   6                                             11
loan....................  12                                              1
loan interest...........  12                                             27
maximum premiums........   5                                             12
Minimum Initial Premium.  28                                              9
minimum insurance
 amount.................  13                                              4
modified endowment
 contract...............  34

                        PROSPECTUS DATED NOVEMBER 1, 2000

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                EXPRESS DELIVERY
                                ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                  P.O. Box 111
                                Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                               MANAGED BY
--------------------------                               ----------
------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc. and
                                                          Capital Guardian Trust Company
  Growth & Income . . . . .                              Independence Investment Associates, Inc. and Putnam
                                                          Investment Management, Inc.
  Equity Index . . . . . . .                             State Street Global Advisors
  Large Cap Value . . . . .                              T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                             Independence Investment Associates, Inc.
  Mid Cap Value . . . . . .                              Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                             Janus Capital Corporation
  Real Estate Equity . . . .                             Independence Investment Associates, Inc. and Morgan
                                                          Stanley Dean Witter Investment Management Inc.
  Small/Mid Cap CORE /SM/ .                              Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                              Wellington Management Company, LLP
  Small Cap Equity . . . . .                             Capital Guardian Trust Company
  Small Cap Growth . . .  .                              John Hancock Advisers, Inc.
  Global Balanced . . . . .                              Capital Guardian Trust Company
  International Equity Index . . . . . . . . . . . . .   Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . .  T. Rowe Price International, Inc.
                                                         Morgan Stanley Dean Witter Investment Management
  Emerging Markets Equity .  . . . . . . . . . . . . .    Inc.
  Short-Term Bond . . . . .                              Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                             Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . .   Capital Guardian Trust Company
  High Yield Bond . . . . .                              Wellington Management Company, LLP
  Money Market . . . . . . .                             John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------



     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 39.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 110.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   4
 .Who owns the policy?. . . . . . . . . . . . . .                    4
 .How can I invest money in the policy?. . . . . .                   4
 .Is there a minimum amount I must invest?. . . .                    5
 .How will the value of my investment in the policy change           6
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             7
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in           9
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            10
 .How can I change my policy's investment allocations?              11
 .How can I access my investment in the policy?. .                  12
 .How much will JHVLICO pay when the insured person dies?           13
 .How can I change my policy's insurance coverage?                  14
 .Can I cancel my policy after it's issued?. . . .                  15
 .Can I choose the form in which JHVLICO pays out policy            15
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   16
 .How will my policy be treated for income tax purposes?            16
 .How do I communicate with JHVLICO?. . . . . . .                   17

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7               26.0%

  Policy year 8                  21.7%

  Policy year 9                  17.3%

  Policy year 10                 13.0%

  Policy year 11                  8.7%

  Policy year 12                  4.3%

  Policy year 13 and later        0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places).

                        Investment  Other Operating  Total Fund   Other Operating
                        Management  Expenses* With   Operating     Expenses Absent
Fund Name                  Fee*      Reimbursement    Expenses     Reimbursement
---------               ----------  ---------------  ----------  ----------------
Managed. . . . . . .      0.67%          0.03%         0.70%           0.03%
Growth & Income . . .     0.67%          0.03%         0.70%           0.03%
Equity Index . . . . .    0.14%          0.00%         0.14%           0.08%
Large Cap Value . . .     0.74%          0.10%         0.84%           0.11%
Large Cap Growth . . .    0.36%          0.03%         0.39%           0.03%
Mid Cap Value . . . .     0.80%          0.10%         0.90%           0.12%
Mid Cap Growth . . . .    0.82%          0.10%         0.92%           0.11%
Real Estate Equity . .    1.01%          0.10%         1.11%           0.10%
Small/Mid Cap CORE/
 SM/ . . . . . . . . .    0.80%          0.10%         0.90%           0.66%
Small/Mid Cap Growth .    0.75%          0.10%         0.85%           0.10%
Small Cap Equity * . .    0.90%          0.10%         1.00%           0.16%
Small Cap Growth . . .    0.75%          0.10%         0.85%           0.14%
Global Balanced * . .     1.05%          0.10%         1.15%           0.46%
International Equity
 Index . . . . . . . .    0.16%          0.10%         0.26%           0.22%
International
 Opportunities . . . .    0.87%          0.10%         0.97%           0.29%
Emerging Markets
 Equity . . . . . . .     1.27%          0.10%         1.37%           2.17%
Short-Term Bond . . .     0.30%          0.10%         0.40%           0.13%
Bond Index . . . . . .    0.15%          0.10%         0.25%           0.20%
Active Bond * . . . .     0.61%          0.03%         0.64%           0.03%
Global Bond . . . . .     0.85%          0.10%         0.95%           0.15%
High Yield Bond . . .     0.65%          0.10%         0.75%           0.39%
Money Market . . . . .    0.25%          0.06%         0.31%           0.06%


  * John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Growth & Income, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to these funds effective November 1, 2000. The investment management fee percentages for each of these funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

   ** Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

   "CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 31.

Change of death benefit option

  You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day.

Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -0.74%, 5.22% and 11.17%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .08%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------ -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------ -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross  12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  --------- ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244        270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737        815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,243      1,406          0        150          313
   4          3,439      100,000    100,000    100,000     1,506      1,761      2,048        413        668          956
   5          4,409      100,000    100,000    100,000     1,900      2,289      2,745        807      1,196        1,652
   6          5,428      100,000    100,000    100,000     2,276      2,828      3,501      1,183      1,736        2,408
   7          6,497      100,000    100,000    100,000     2,631      3,376      4,321      1,538      2,283        3,228
   8          7,620      100,000    100,000    100,000     2,964      3,932      5,211      2,070      3,038        4,317
   9          8,799      100,000    100,000    100,000     3,274      4,496      6,176      2,579      3,801        5,481
  10         10,037      100,000    100,000    100,000     3,568      5,076      7,240      3,272      4,780        6,944
  11         11,337      100,000    100,000    100,000     3,866      5,695      8,432      3,669      5,497        8,234
  12         12,702      100,000    100,000    100,000     4,142      6,325      9,736      4,043      6,226        9,637
  13         14,135      100,000    100,000    100,000     4,392      6,965     11,163      4,392      6,965       11,163
  14         15,640      100,000    100,000    100,000     4,615      7,612     12,725      4,615      7,612       12,725
  15         17,220      100,000    100,000    100,000     4,809      8,267     14,437      4,809      8,267       14,437
  16         18,879      100,000    100,000    100,000     4,972      8,928     16,315      4,972      8,928       16,315
  17         20,621      100,000    100,000    100,000     5,105      9,595     18,379      5,105      9,595       18,379
  18         22,450      100,000    100,000    100,000     5,197     10,260     20,644      5,197     10,260       20,644
  19         24,370      100,000    100,000    100,000     5,247     10,920     23,132      5,247     10,920       23,132
  20         26,387      100,000    100,000    100,000     5,258     11,581     25,875      5,258     11,581       25,875
  25         38,086      100,000    100,000    100,000     4,777     14,946     44,737      4,777     14,946       44,737
  30         53,018      100,000    100,000    100,000     3,271     18,411     77,172      3,271     18,411       77,172
  35         72,076           **    100,000    152,466        **     21,031    132,579         **     21,031      132,579
  40         96,398           **    100,000    236,015        **     21,024    224,777         **     21,024      224,777
  45        127,441           **    100,000    398,132        **     15,461    379,174         **     15,461      379,174



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                   Surrender Value
                         ------------------------------ -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross  12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  --------- ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217        242          0          0            0
   2          1,636      100,000    100,000    100,000       610        680        754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,154      1,308          0         61          216
   4          3,439      100,000    100,000    100,000     1,396      1,636      1,907        303        543          815
   5          4,409      100,000    100,000    100,000     1,760      2,126      2,554        668      1,033        1,461
   6          5,428      100,000    100,000    100,000     2,106      2,623      3,253      1,013      1,531        2,160
   7          6,497      100,000    100,000    100,000     2,430      3,126      4,007      1,337      2,033        2,914
   8          7,620      100,000    100,000    100,000     2,731      3,633      4,821      1,837      2,739        3,927
   9          8,799      100,000    100,000    100,000     3,008      4,142      5,700      2,313      3,447        5,004
  10         10,037      100,000    100,000    100,000     3,262      4,654      6,650      2,966      4,358        6,353
  11         11,337      100,000    100,000    100,000     3,488      5,166      7,675      3,291      4,968        7,478
  12         12,702      100,000    100,000    100,000     3,685      5,675      8,783      3,587      5,576        8,684
  13         14,135      100,000    100,000    100,000     3,853      6,179      9,979      3,853      6,179        9,979
  14         15,640      100,000    100,000    100,000     3,988      6,678     11,274      3,988      6,678       11,274
  15         17,220      100,000    100,000    100,000     4,089      7,167     12,673      4,089      7,167       12,673
  16         18,879      100,000    100,000    100,000     4,154      7,644     14,189      4,154      7,644       14,189
  17         20,621      100,000    100,000    100,000     4,176      8,103     15,827      4,176      8,103       15,827
  18         22,450      100,000    100,000    100,000     4,149      8,535     17,596      4,149      8,535       17,596
  19         24,370      100,000    100,000    100,000     4,068      8,936     19,508      4,068      8,936       19,508
  20         26,387      100,000    100,000    100,000     3,925      9,295     21,573      3,925      9,295       21,573
  25         38,086      100,000    100,000    100,000     2,046     10,156     34,760      2,046     10,156       34,760
  30         53,018           **    100,000    100,000        **      8,151     55,014         **      8,151       55,014
  35         72,076           **         **    101,747        **         **     88,476         **         **       88,476
  40         96,398           **         **    151,557        **         **    144,340         **         **      144,340
  45        127,441           **         **    245,710        **         **    234,009         **         **      234,009




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                   Surrender Value
                         ------------------------------ -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------ -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross  12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  --------- ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243        270          0          0            0
   2          1,636      100,661    100,735    100,812       661        735        812          0          0           69
   3          2,516      101,088    101,238    101,401     1,088      1,238      1,401          0        145          308
   4          3,439      101,498    101,752    102,038     1,498      1,752      2,038        405        659          945
   5          4,409      101,888    102,274    102,727     1,888      2,274      2,727        795      1,182        1,634
   6          5,428      102,259    102,806    103,473     2,259      2,806      3,473      1,166      1,714        2,380
   7          6,497      102,607    103,344    104,279     2,607      3,344      4,279      1,514      2,252        3,186
   8          7,620      102,932    103,888    105,150     2,932      3,888      5,150      2,038      2,994        4,256
   9          8,799      103,233    104,437    106,092     3,233      4,437      6,092      2,538      3,742        5,396
  10         10,037      103,516    104,998    107,124     3,516      4,998      7,124      3,220      4,702        6,827
  11         11,337      103,802    105,594    108,274     3,802      5,594      8,274      3,604      5,396        8,077
  12         12,702      104,063    106,196    109,527     4,063      6,196      9,527      3,964      6,097        9,428
  13         14,135      104,297    106,802    110,888     4,297      6,802     10,888      4,297      6,802       10,888
  14         15,640      104,501    107,411    112,368     4,501      7,411     12,368      4,501      7,411       12,368
  15         17,220      104,674    108,018    113,978     4,674      8,018     13,978      4,674      8,018       13,978
  16         18,879      104,814    108,624    115,729     4,814      8,624     15,729      4,814      8,624       15,729
  17         20,621      104,922    109,228    117,637     4,922      9,228     17,637      4,922      9,228       17,637
  18         22,450      104,987    109,818    119,709     4,987      9,818     19,709      4,987      9,818       19,709
  19         24,370      105,006    110,391    121,958     5,006     10,391     21,958      5,006     10,391       21,958
  20         26,387      104,985    110,951    124,409     4,985     10,951     24,409      4,985     10,951       24,409
  25         38,086      104,321    113,575    140,622     4,321     13,575     40,622      4,321     13,575       40,622
  30         53,018      102,626    115,737    166,563     2,626     15,737     66,563      2,626     15,737       66,563
  35         72,076           **    116,022    207,355        **     16,022    107,355         **     16,022      107,355
  40         96,398           **    111,961    270,843        **     11,961    170,843         **     11,961      170,843
  45        127,441           **    100,300    370,102        **        300    270,102         **        300      270,102



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                Surrender Value
                         ----------------------------- -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ----------------------------- -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  -------- ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216       242         0         0           0
   2          1,636      100,608   100,678    100,752      608       678       752         0         0           9
   3          2,516      101,007   101,149    101,303    1,007     1,149     1,303         0        56         210
   4          3,439      101,389   101,628    101,897    1,389     1,628     1,897       296       535         805
   5          4,409      101,749   102,112    102,537    1,749     2,112     2,537       657     1,019       1,444
   6          5,428      102,090   102,603    103,227    2,090     2,603     3,227       997     1,510       2,134
   7          6,497      102,407   103,096    103,968    2,407     3,096     3,968     1,315     2,003       2,875
   8          7,620      102,702   103,592    104,765    2,702     3,592     4,765     1,808     2,698       3,871
   9          8,799      102,970   104,087    105,620    2,970     4,087     5,620     2,275     3,392       4,925
  10         10,037      103,214   104,582    106,542    3,214     4,582     6,542     2,917     4,286       6,245
  11         11,337      103,429   105,073    107,530    3,429     5,073     7,530     3,231     4,875       7,332
  12         12,702      103,613   105,556    108,590    3,613     5,556     8,590     3,514     5,457       8,491
  13         14,135      103,766   106,031    109,728    3,765     6,031     9,728     3,765     6,031       9,728
  14         15,640      103,885   106,494    110,948    3,885     6,494    10,948     3,885     6,494      10,948
  15         17,220      103,968   106,942    112,256    3,968     6,942    12,256     3,968     6,942      12,256
  16         18,879      104,013   107,371    113,658    4,013     7,371    13,658     4,013     7,371      13,658
  17         20,621      104,013   107,773    115,155    4,013     7,773    15,155     4,013     7,773      15,155
  18         22,450      103,962   108,139    116,751    3,962     8,139    16,751     3,962     8,139      16,751
  19         24,370      103,857   108,463    118,450    3,857     8,463    18,450     3,857     8,463      18,450
  20         26,387      103,687   108,733    120,251    3,687     8,733    20,251     3,687     8,733      20,251
  25         38,086      101,669   108,923    130,915    1,669     8,923    30,915     1,669     8,923      30,915
  30         53,018           **   105,786    144,362       **     5,786    44,362        **     5,786      44,362
  35         72,076           **        **    159,465       **        **    59,465        **        **      59,465
  40         96,398           **        **    172,761       **        **    72,761        **        **      72,761
  45        127,441           **        **    175,164       **        **    75,164        **        **      75,164




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                Surrender Value
                         ----------------------------- -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming HypotheticalGross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ----------------------------- -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  -------- ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244       270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737       815        0          0          72
   3          2,516      100,000   100,000    100,000    1,093      1,243     1,406        0        150         313
   4          3,439      100,000   100,000    100,000    1,506      1,761     2,048      413        668         956
   5          4,409      100,000   100,000    100,000    1,900      2,289     2,745      807      1,196       1,652
   6          5,428      100,000   100,000    100,000    2,276      2,828     3,501    1,183      1,736       2,408
   7          6,497      100,000   100,000    100,000    2,631      3,376     4,321    1,538      2,283       3,228
   8          7,620      100,000   100,000    100,000    2,964      3,932     5,211    2,070      3,038       4,317
   9          8,799      100,000   100,000    100,000    3,274      4,496     6,176    2,579      3,801       5,481
  10         10,037      100,000   100,000    100,000    3,568      5,076     7,240    3,272      4,780       6,944
  11         11,337      100,000   100,000    100,000    3,866      5,695     8,432    3,669      5,497       8,234
  12         12,702      100,000   100,000    100,000    4,142      6,325     9,736    4,043      6,226       9,637
  13         14,135      100,000   100,000    100,000    4,392      6,965    11,163    4,392      6,965      11,163
  14         15,640      100,000   100,000    100,000    4,615      7,612    12,725    4,615      7,612      12,725
  15         17,220      100,000   100,000    100,000    4,809      8,267    14,437    4,809      8,267      14,437
  16         18,879      100,000   100,000    100,000    4,972      8,928    16,315    4,972      8,928      16,315
  17         20,621      100,000   100,000    100,000    5,105      9,595    18,379    5,105      9,595      18,379
  18         22,450      100,000   100,000    100,000    5,197     10,260    20,644    5,197     10,260      20,644
  19         24,370      100,000   100,000    100,000    5,247     10,920    23,132    5,247     10,920      23,132
  20         26,387      100,000   100,000    100,000    5,258     11,581    25,875    5,258     11,581      25,875
  25         38,086      100,000   100,000    100,000    4,777     14,946    44,737    4,777     14,946      44,737
  30         53,018      100,000   100,000    130,207    3,271     18,411    76,502    3,271     18,411      76,502
  35         72,076           **   100,000    193,078       **     21,031   127,562       **     21,031     127,562
  40         96,398           **   100,000    285,457       **     21,024   208,545       **     21,024     208,545
  45        127,441           **   100,000    425,000       **     15,461   336,607       **     15,461     336,607




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                Surrender Value
                         ----------------------------- -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ----------------------------- -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  -------- ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217       242        0          0           0
   2          1,636      100,000   100,000    100,000      610        680       754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,154     1,308        0         61         216
   4          3,439      100,000   100,000    100,000    1,396      1,636     1,907      303        543         815
   5          4,409      100,000   100,000    100,000    1,760      2,126     2,554      668      1,033       1,461
   6          5,428      100,000   100,000    100,000    2,106      2,623     3,253    1,013      1,531       2,160
   7          6,497      100,000   100,000    100,000    2,430      3,126     4,007    1,337      2,033       2,914
   8          7,620      100,000   100,000    100,000    2,731      3,633     4,821    1,837      2,739       3,927
   9          8,799      100,000   100,000    100,000    3,008      4,142     5,700    2,313      3,447       5,004
  10         10,037      100,000   100,000    100,000    3,262      4,654     6,650    2,966      4,358       6,353
  11         11,337      100,000   100,000    100,000    3,488      5,166     7,675    3,291      4,968       7,478
  12         12,702      100,000   100,000    100,000    3,685      5,675     8,783    3,587      5,576       8,684
  13         14,135      100,000   100,000    100,000    3,853      6,179     9,979    3,853      6,179       9,979
  14         15,640      100,000   100,000    100,000    3,988      6,678    11,274    3,988      6,678      11,274
  15         17,220      100,000   100,000    100,000    4,089      7,167    12,673    4,089      7,167      12,673
  16         18,879      100,000   100,000    100,000    4,154      7,644    14,189    4,154      7,644      14,189
  17         20,621      100,000   100,000    100,000    4,176      8,103    15,827    4,176      8,103      15,827
  18         22,450      100,000   100,000    100,000    4,149      8,535    17,596    4,149      8,535      17,596
  19         24,370      100,000   100,000    100,000    4,068      8,936    19,508    4,068      8,936      19,508
  20         26,387      100,000   100,000    100,000    3,925      9,295    21,573    3,925      9,295      21,573
  25         38,086      100,000   100,000    100,000    2,046     10,156    34,760    2,046     10,156      34,760
  30         53,018           **   100,000    100,000       **      8,151    55,014       **      8,151      55,014
  35         72,076           **        **    130,440       **         **    86,179       **         **      86,179
  40         96,398           **        **    178,779       **         **   130,610       **         **     130,610
  45        127,441           **        **    242,454       **         **   192,027       **         **     192,027



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      27
How we support the policy and investment options                   27
Procedures for issuance of a policy.........                       28
Commencement of investment performance......                       29
How we process certain policy transactions..                       29
Effects of policy loans.....................                       31
Additional information about how certain policy charges            31
work........................................
How we market the policies..................                       32
Tax considerations..........................                       33
Reports that you will receive...............                       34
Voting privileges that you will have........                       35
Changes that JHVLICO can make as to your policy                     3
                                                                    5
Adjustments we make to death benefits.......                       36
When we pay policy proceeds.................                       36
Other details about exercising rights and paying benefits           3
                                                                    6
Legal matters...............................                       37
Registration statement filed with the SEC...                       37
Accounting and actuarial experts............                        3
                                                                    7
Financial statements of JHVLICO and the Account                     3
                                                                    7
List of Directors and Executive Officers of JHVLICO                 3
                                                                    8

                                       26

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Face amount increases, when and if permitted by our administrative rules

 . Change of death benefit option

  Face amount decreases or reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for decrease or reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account S, and Investors Partner Life Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill. . .           Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial
statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements
(unaudited).

                                         42

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                    1999                  1998
                                                                                                 ---------            --------
                                                                                                          (IN MILLIONS)

INCOME
Premiums ...............................................................................      $  1,272.3
Net investment income--Note 3 ..........................................................           136.0                 122.8
Other, net .............................................................................           605.4                 618.1
                                                                                                                      --------
                                                                                                                      --------
                                                                                                 1,692.2               2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ............................................           349.9                 301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .....................................................           888.8               1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 .......................................................           314.4                 274.2
State and miscellaneous taxes ..........................................................            20.5                  28.1
                                                                                                --------              --------
                                                                                                 1,573.6               1,963.9
                                                                                                                      --------
 Gain from operations before federal income
 taxes and net realized capital losses .................................................           118.6                  49.3
Federal income taxes--Note 1 ...........................................................            42.9                  33.1
                                                                                                --------              --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES ...............................            75.7                  16.2
Net realized capital losses--Note 4 ....................................................            (1.7)                 (0.6)
                                                                                                --------              --------
  NET INCOME ...........................................................................            74.0                  15.6

Unassigned deficit at beginning of year ................................................           (49.2)                (58.3)
Net unrealized capital losses and other adjustments--Note 4 ............................            (3.8)                 (6.0)
Other reserves and adjustments--Note 10 ................................................          (198.9)                 (0.5)
                                                                                                --------              --------

    UNASSIGNED DEFICIT AT END OF YEAR ..................................................      $   (177.9)           $    (49.2)
                                                                                                ========              ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------     --------
                                                           (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                      -------  ---------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                      -------  ---------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                      -------- ---------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                      -------- ---------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    ---------  ---------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    --------- ----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    --------- ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1      $19.9
                                                    ========= ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                             (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                         (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .          $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                       ------    ------
                                                        $12.1     $12.2
                                                       ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999       1998
                                                     ------    ------
                                                       (IN MILLIONS)
Net gains from asset sales  . . . . . . . . . . .     (2.8)      7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2     (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9     (5.3)
                                                     ------    ------
 Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)    (0.6)
                                                     ======    ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------
                                                       (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .    (2.6)     (2.7)
Increase in asset valuation reserve . . . . . . . .    (1.2)     (3.3)
                                                     ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS    (3.8)     (6.0)
                                                     ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:


                        --------------   --------------     ---------------   ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .         5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .         2.2          0.1                 0.1             2.2
Debit securities
 issued by foreign
 governments. . . . .        13.9          0.8                 0.1            14.6
Corporate securities        964.9         13.0                59.4           918.5
Mortgage-backed
 securities . . . . .       229.4          0.5                 7.8           222.1
                          --------       -----              ------        --------

Total bonds . . . . .
                          ========       =====              ======        ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .         5.1          0.1                 0.0             5.2
Obligations of states
 and political
 subdivisions . . . .         3.2          0.3                 0.0             3.5
Corporate securities        925.2         50.4                15.0           960.6
Mortgage-backed
 securities . . . . .       252.3         10.0                 0.1           262.2
                          --------       -----              ------        --------

Total bonds . . . . .                                         15.1
                          ========       =====              ======        ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                          (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .    $  58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------

                                                     $1,216.3
                                                     ========        =========


  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central   $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
                                                                 ------


                                $433.1                           $433.1
                                                                 ======


  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                  ------------------
 NOTIONAL AMOUNTS
                                                        FAIR VALUE           1999         1998
                        ------- ------- ---------       ---------         ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                      $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6              $(0.5)
Interest rate swap                                                                         (17.7)
 agreements             $965.0  $365.0          --        11.5                  --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                  3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                 --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                  DECEMBER 31, 1999   PERCENT
                                                  -----------------   -------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
                                                                    --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                                    --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
                                                                    ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                      DECEMBER 31,
                                      1999                1998
                                 ---------------   ---------------------
                      CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1

LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------    ----------   -------------   ----------
ASSETS
Cash. . . . . . . . .   $         --  $         --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    176,581,445   234,710,166    30,279,715     15,146,841
Policy loans and
 accrued interest
 receivable . . . . .     23,134,622    58,001,138     3,128,604             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         10,411     1,388,616        55,752             --
 M Fund Inc.. . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets. . . . .    199,726,478   294,099,920    33,464,071     15,146,841
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .          2,452         3,267           447            245
Asset charges payable            474         1,189            --             --
                        ------------  ------------   -----------    -----------
Total liabilities . .          2,926         4,456           447            245
                        ------------  ------------   -----------    -----------
Net assets. . . . . .   $199,723,552  $294,095,464   $33,463,624    $16,146,596
                        ============  ============   ===========    ===========




                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Cash. . . . . . . . . . .   $       --  $        --  $        --   $        --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . . .    1,009,123   26,659,950   10,182,562    62,828,554
Policy loans and accrued
 interest receivable. . .           --           --           --    13,821,060
Receivable from:
 John Hancock Variable
  Series Trust I. . . . .        2,217           --       13,241        32,906
 M Fund Inc.. . . . . . .           --           --           --            --
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,011,340   26,659,950   10,195,803    76,682,520
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . .           17          429          169         2,664
Asset charges payable . .           --           --           --           850
                            ----------  -----------  -----------   -----------
Total liabilities. . . .            17          429          169         3,514
                            ----------  -----------  -----------   -----------
Net assets. . . . . . . .   $1,011,323  $26,659,521  $10,195,634   $76,679,006
                            ==========  ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                       SMALL/MID
                          MID CAP         CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                         ----------   ----------   -----------     ----------
ASSETS
Cash. . . . . . . . .   $         --  $        --  $        --   $           --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,655,397   12,697,945   12,765,326    1,054,098,419
Policy loans and
 accrued interest
 receivable . . . . .             --           --    2,042,422      192,979,449
Receivable from:
 John Hancock Variable
  Series Trust I. . .          4,035           --           --          712,339
 M Fund Inc.. . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets. . . . .      5,659,432   12,697,945   14,807,748    1,247,790,207
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .             93          208          194           14,546
Asset charges payable             --           --           42            3,955
                        ------------  -----------  -----------   --------------
Total liabilities . .             93          208          236           18,501
                        ------------  -----------  -----------   --------------
Net assets. . . . . .   $  5,659,339  $12,697,737  $14,807,512   $1,247,771,706
                        ============  ===========  ===========   ==============




                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -------------
ASSETS
Cash. . . . . . . . .    $         --  $       --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     412,811,976   1,051,732    4,409,122     6,171,237
Policy loans and
 accrued interest
 receivable. . . . . .     79,675,824          --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         979,880       5,435        5,593         4,951
 M Fund Inc.. . . . .              --          --           --            --
                         ------------  ----------   ----------    ----------
Total assets. . . . .     493,467,680   1,057,167    4,414,715     6,176,188
LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company. .           5,741          17           74           100
Asset charges payable .         1,633          --           --            --
                         ------------  ----------   ----------    ----------
Total liabilities. . .          7,374          17           74           100
                         ------------  ----------   ----------    ----------
Net assets. . . . . .    $493,460,306  $1,057,150   $4,414,641    $6,176,088
                         ============  ==========   ==========    ==========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS
Cash . . . . . . . . . .   $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    25,463,881   1,610,930    450,305       655,428
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        16,079       6,956         --            --
 M Fund Inc. . . . . . .            --          --         --            --
                           -----------  ----------   --------      --------
Total assets . . . . . .    25,479,960   1,617,886    450,305       655,428
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .           414          27          7            11
Asset charges payable  .            --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities. . . .           414          27          7            11
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $25,479,546  $1,617,859   $450,298      $655,417
                           ===========  ==========   ========      ========




                            FRONTIER     EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES
                          APPRECIATION    EQUITY          II        BOND INDEX
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  -------------   ----------
ASSETS
Cash. . . . . . . . . .     $     --    $       --    $     --       $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . .      897,620     1,185,730     273,330        749,101
Policy loans and accrued
 interest receivable. .           --            --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . . .           --            --         190          4,094
 M Fund Inc.. . . . . .           --            --          --             --
                            --------    ----------    --------       --------
Total assets. . . . . .      897,620     1,185,730     273,520        753,195
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .           15            19           4             12
Asset charges payable .           --            --          --             --
                            --------    ----------    --------       --------
Total liabilities. . .            15            19           4             12
                            --------    ----------    --------       --------
Net assets. . . . . . .     $897,605    $1,185,711    $273,516       $753,183
                            ========    ==========    ========       ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                                     CLIFTON
                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------   -----------
ASSETS
Cash. . . . . . . . . . . . . . . . . .    $     --    $     --      $    --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .     188,808     295,903       18,155
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --          --           --
Receivable from:
 John Hancock Variable Series Trust I .         285       2,023           --
 M Fund Inc.. . . . . . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total assets. . . . . . . . . . . . . .     189,093     297,926       18,155
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company. . . . . . . . . . .           3           5           --
Asset charges payable . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total liabilities . . . . . . . . . . .           3           5           --
                                           --------    --------      -------
Net assets. . . . . . . . . . . . . . .    $189,090    $297,921      $18,155
                                           ========    ========      =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   LARGE CAP GROWTH SUBACCOUNT              ACTIVE BOND SUBACCOUNT
                                              ------------------------------------- ---------------------------------------
                                                 2000         1999         1998        2000          1999           1998
                                              -----------  ----------- -----------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . .   $   193,334  $24,007,195 $11,641,271  $7,284,647   $ 17,792,726    $19,685,096
 M Fund Inc.. . . . . . . . . . . . . . . .            --           --          --          --             --             --
Interest income on policy loans . . . . . .       744,736    1,211,333   1,008,607   2,113,683      4,084,783      4,027,376
                                              -----------  ----------- -----------  ----------   ------------    -----------
Total investment income . . . . . . . . . .       938,070   25,218,528  12,649,878   9,398,330     21,877,509     23,712,472
Expenses:
 Mortality and expense risks. . . . . . . .       504,066      828,714     624,665     805,912      1,643,861      1,624,615
                                              -----------  ----------- -----------  ----------   ------------    -----------
Net investment income . . . . . . . . . . .       434,004   24,389,814  12,025,213   8,592,418     20,233,648     22,087,857
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain. . . . . . . . . . . . .     2,032,851    4,239,424   3,520,199     (29,483)       192,098      1,600,539
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     7,172,532    1,727,703  18,509,310     505,228    (20,304,536)    (2,317,324)
                                              -----------  ----------- -----------  ----------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     9,205,383    5,967,127  22,029,509     475,745    (20,112,438)      (716,785)
                                              -----------  ----------- -----------  ----------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 9,639,387  $30,356,941 $34,054,722  $9,068,163   $    121,210    $21,371,072
                                              ===========  =========== ===========  ==========   ============    ===========




                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ---------------------------------------------------------------
                                         2000                       1999       1998
                        ---------------------------------------  ---------- ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. .     $                              260,035   $  917,904 $3,394,842
 M Fund Inc.. . . .                                         --           --         --
Interest income on
 policy loans. . . .                                   106,675      179,345    170,285
                        --------------------------------------   ---------- ----------
Total investment
 income. . . . . . .                                   366,710    1,097,249  3,565,127
Expenses:
 Mortality and expense
  risks. . . . . . .                                    91,898      147,126    124,891
                        --------------------------------------   ---------- ----------
Net investment income
 (loss). . . . . . .                                   274,812      950,123  3,440,236
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                                    816,122      168,248    148,419
 Net unrealized
  appreciation
  (depreciation)
  during the period.                                (2,574,516)   5,712,567    105,161
                        --------------------------------------   ---------- ----------
Net realized and
 unrealized gain
 (loss) on investments                              (1,758,394)   5,880,815    253,580
                        --------------------------------------   ---------- ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $                           (1,483,582)  $6,830,938 $3,693,816
                        ======================================   ========== ==========
                                    SMALL CAP GROWTH SUBACCOUNT
                        ----------------------------------------------------
                                    2000                   1999        1998
                        ------------------------------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable  $                         --    $1,272,230   $     --
  Series Trust I. .
 M Fund Inc.. . . .                               --            --         --
Interest income on
 policy loans. . . .                              --            --         --
                        ----------------------------    ----------   --------
Total investment                                  --     1,272,230         --
 income. . . . . . .
Expenses:
 Mortality and expense
  risks. . . . . . .                          40,116        37,386     20,335
                        ----------------------------    ----------   --------
Net investment income                        (40,116)    1,234,844    (20,335)
 (loss). . . . . . .
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                        1,170,187       491,241     55,393
 Net unrealized
  appreciation                              (647,342)    2,317,857    518,731
  (depreciation)        ----------------------------    ----------   --------
  during the period.
Net realized and
 unrealized gain
 (loss) on investments                       522,845     2,809,098    574,124
                        ----------------------------    ----------   --------

Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $                    482,729    $4,043,942   $553,789
                        ============================    ==========   ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                           GLOBAL BALANCED SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                        ---------------------------------  ------------------------------------
                          2000        1999        1998         2000         1999         1998
                        ----------  ----------  ----------  ------------ ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  13,766   $  99,184   $  57,587   $        --  $2,117,559   $  461,919
 M Fund Inc.. . . . .          --          --          --            --          --           --
Interest income on
 policy loans . . . .          --          --          --            --          --           --
                        ---------   ---------   ---------   -----------  ----------   ----------
Total investment
 income . . . . . . .      13,766      99,184      57,587            --   2,117,559      461,919
Expenses:
 Mortality and expense
  risks . . . . . . .       2,953       6,368       4,696        74,097      58,898       16,758
                        ---------   ---------   ---------   -----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      10,813      92,816      52,891       (74,097)  2,058,661      445,161
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (8,124)      4,711      (4,506)    1,167,801     773,222       73,958
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (52,902)    (38,997)     78,455    (2,810,779)  6,801,000      647,137
                        ---------   ---------   ---------   -----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .     (61,026)    (34,286)     73,949    (1,642,978)  7,574,222      721,095
                        ---------   ---------   ---------   -----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (50,213)  $  58,530   $ 126,840   $(1,717,075) $9,632,883   $1,166,256
                        =========   =========   =========   ===========  ==========   ==========




                           LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                        ---------------------------------  ----------------------------------
                          2000        1999        1998         2000        1999        1998
                        ----------  ----------  ----------  ---------- ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 110,055   $ 648,532   $ 433,626   $1,779,484 $2,943,852   $2,888,490
 M Fund Inc.. . . . .          --          --          --           --         --           --
Interest income on
 policy loans. . . .           --          --          --      497,245    985,509      973,241
                        ---------   ---------   ---------   ---------- ----------   ----------
Total investment
 income. . . . . . .      110,055     648,532     433,626    2,276,729  3,929,361    3,861,731
Expenses:
 Mortality and expense
  risks. . . . . . .       29,450      54,610      44,753      209,439    411,487      380,002
                        ---------   ---------   ---------   ---------- ----------   ----------
Net investment income      80,605     593,922     388,873    2,067,290  3,517,874    3,481,729
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,671)    165,556     673,582           --         --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period.     (324,239)   (569,216)   (479,093)          --         --           --
                        ---------   ---------   ---------   ---------- ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .    (325,910)   (403,660)    194,489           --         --           --
                        ---------   ---------   ---------   ---------- ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(245,305)  $ 190,262   $ 583,362   $2,067,290 $3,517,874   $3,481,729
                        =========   =========   =========   ========== ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                  MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                           --------------------------------------  ---------------------------------------------
                                              2000         1999          1998          2000            1999             1998
                                           -----------  ----------- -------------  --------------  --------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. .   $   12,329   $   31,306   $    40,338   $          --   $   1,903,687    $     217,686
 M Fund Inc. . . . . . . . . . . . . . .           --           --            --              --              --               --
Interest income on policy loans. . . . .           --           --            --              --              --               --
                                           ----------   ----------  ------------   -------------   -------------    -------------
Total investment income. . . . . . . . .       12,239       31,306        40,338              --       1,903,687          217,686
Expenses:
 Mortality and expense risks . . . . . .       16,367       29,798        23,760          36,428          69,847           63,334
                                           ----------   ----------  ------------   -------------   -------------    -------------
Net investment income (loss) . . . . . .       (4,038)       1,508        16,578         (36,428)      1,833,840          154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss). . . . . . . .      (35,806)    (241,740)     (422,902)       (331,677)        (13,020)          56,968
 Net unrealized appreciation
  (depreciation) during the period . . .      329,004      469,537      (260,362)      1,329,781      (1,274,161)         334,213
                                           ----------   ----------  ------------   -------------   -------------    -------------
Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . . .      293,198      227,797      (683,264)        998,104      (1,287,181)         391,181
                                           ----------   ----------  ------------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $  289,160   $  229,305   $  (666,686)  $     961,676   $     546,659    $     545,533
                                           ==========   ==========  ============   =============   =============    =============




                                                   REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                               --------------------------------------  -----------------------------------------
                                                  2000         1999         1998           2000           1999           1998
                                               -----------  ------------ ------------  -------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I          $  331,794   $   771,050   $  817,633   $  5,332,033   $124,750,392   $ 96,326,313
 M Fund Inc.. . . .                                    --            --           --             --             --             --
Interest income on policy loans                    67,503       131,461      145,212      6,953,633     12,877,539     11,727,553
                                               ----------   -----------  -----------   ------------   ------------   ------------
Total investment income                           399,297       902,511      962,845     12,285,666    137,627,931    108,053,866
Expenses:
 Mortality and expense risks                       39,508        78,893       86,610      3,349,588      6,531,512      5,589,689
                                               ----------   -----------  -----------   ------------   ------------   ------------
Net investment income                             359,789       823,618      876,235      8,936,078    131,096,419    102,464,177
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)                        (225,511)      123,591      442,876     16,053,184     22,802,197     22,835,488
 Net unrealized appreciation (depreciation)
  during the period.                            1,416,393    (1,106,755)  (3,720,942)   (26,767,597)     7,687,109    112,457,395
                                               ----------   -----------  -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments. . . .                             1,190,882      (983,164)  (3,278,066)   (10,714,413)    30,489,306    135,292,883
                                               ----------   -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                     $1,550,671   $  (159,546) $(2,401,831)  $ (1,778,335)  $161,585,725   $237,757,060
                                               ==========   ===========  ===========   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                  MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------- ----------------------------------
                           2000          1999          1998         2000        1999         1998
                        ------------  ------------  -----------  ----------- -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 6,314,681   $39,951,885   $37,907,821  $   31,666   $  53,689    $ 31,261
 M Fund Inc.. . . . .            --            --            --          --          --          --
Interest income on
 policy loans . . . .     2,787,957     5,217,121     4,949,021          --          --          --
                        -----------   -----------   -----------  ----------  ----------    --------
Total investment
 income . . . . . . .     9,102,638    45,169,006    42,856,842      31,666      53,689      31,261
Expenses:
 Mortality and expense
  risks . . . . . . .     1,333,143     2,636,085     2,381,406       3,022       5,065       3,052
                        -----------   -----------   -----------  ----------  ----------    --------
Net investment income     7,769,495    42,532,921    40,475,436      28,644      48,624      28,209
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     3,653,026     5,060,826     5,853,076     (12,368)     (3,107)      2,008
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (5,191,852)   (9,288,287)   24,834,482      10,583     (23,648)     (5,287)
                        -----------   -----------   -----------  ----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   (1,538,826)   (4,227,461)   30,687,558      (1,785)    (26,755)     (3,279)
                        -----------   -----------   -----------  ----------  ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,230,669   $38,305,460   $71,162,994  $   26,859   $  21,869    $ 24,930
                        ===========   ===========   ===========  ==========  ==========    ========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        ---------------------------------  ---------------------------------------
                          2000        1999        1998          2000           1999          1998
                        ----------  ----------  ----------  -------------- ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  37,168   $  97,290   $  24,781    $    21,730     $ 354,646     $ 27,799
 M Fund Inc.. . . . .          --          --          --             --            --           --
Interest income on
 policy loans. . . .           --          --          --             --            --           --
                        ---------   ---------   ---------    -----------    ----------     --------
Total investment
 income. . . . . . .       37,168      97,290      24,781         21,730       354,646       27,799
Expenses:
 Mortality and expense
  risks. . . . . . .       12,591      24,661      23,711         16,957        24,257       19,481
                        ---------   ---------   ---------    -----------    ----------     --------
Net investment income      24,577      72,629       1,070          4,773       330,389        8,318
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (147,622)   (217,582)     61,917        703,918       123,861       64,757
 Net unrealized
  appreciation
  (depreciation)
  during the period.      160,413     (40,472)   (364,339)      (929,318)      839,140      339,709
                        ---------   ---------   ---------    -----------    ----------     --------
Net realized and
 unrealized gain
 (loss) on investments     12,791    (258,054)   (302,422)     (225,400)       963,001      404,466
                        ---------   ---------   ---------    -----------    ----------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $  37,368   $(185,425)  $(301,352)   $ (220,627)    $1,293,390     $412,784
                        =========   =========   =========    ===========    ==========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT            GLOBAL BOND SUBACCOUNT
                        ------------------------------------ ------------------------------
                           2000          1999        1998       2000       1999       1998
                        ------------  ----------  ----------  --------- ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $   132,815   $  921,698  $  367,284  $ 25,777   $ 91,316    $62,244
 M Fund Inc.. . . . .            --           --          --        --         --         --
Interest income on
 policy loans . . . .            --           --          --        --         --         --
                        -----------   ----------  ----------  --------  ---------    -------
Total investment
 income . . . . . . .       132,815      921,698     367,284    25,777     91,316     62,244
Expenses:
 Mortality and expense
  risks . . . . . . .        70,140      103,983      60,274     4,763      9,736      7,516
                        -----------   ----------  ----------  --------  ---------    -------
Net investment income        62,675      817,715     307,010    21,014     81,580     54,728
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       339,524      471,802     132,619   (37,534)    (1,996)    32,917
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (498,165)   2,019,913   2,082,107    58,703   (126,001)    11,342
                        -----------   ----------  ----------  --------  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments    (156,641)    2,491,715   2,214,726    21,169   (127,997)    44,259
                        -----------   ----------  ----------  --------  ---------    -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .   $    95,966   $3,309,430  $2,521,736  $ 42,183   $(46,417)   $98,987
                        ===========   ==========  ==========  ========  =========    =======




                                                           BRANDES INTERNATIONAL EQUITY
                        TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                        ------------------------------  ------------------------------
                          2000        1999       1998      2000        1999       1998
                        ----------  ---------  --------  ---------  ---------- -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  5,157    $     --   $    --    $ 8,114    $     --    $    --
 M Fund Inc.. . . . .         --      38,038     5,535         --      18,453     13,237
Interest income on
 policy loans . . . .         --          --        --         --          --         --
                        --------    --------   -------    -------    --------    -------
Total investment
 income . . . . . . .      5,157      38,038     5,535      8,114      18,453     13,237
Expenses:
 Mortality and expense
  risks . . . . . . .      1,625       2,102     1,022      1,740       1,904      1,143
                        --------    --------   -------    -------    --------    -------
Net investment income      3,532      35,936     4,513      6,374      16,549     12,094
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain. .    101,050      44,245    14,364      6,519       7,704      1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (85,212)     37,727    49,605     13,873     119,400     15,813
                        --------    --------   -------    -------    --------    -------
Net realized and
 unrealized gain on
 investments. . . . .     15,838      81,972    63,969     20,392     127,104     16,997
                        --------    --------   -------    -------    --------
    -------
Net increase in net
 assets resulting from
 operations . . . . .   $ 19,370    $117,908   $68,482    $26,766    $143,653    $29,091
                        ========    ========   =======    =======    ========    =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                        FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ------------------------------ --------------------------
                          2000       1999      1998       2000       1999    1998
                        ---------  --------  ---------  ---------  -------- -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 24,107   $     --  $     --   $     --   $ 13,510   $  1
 M Fund Inc.. . . . .         --     20,787     1,888         --         --     --
Interest income on
 policy loans . . . .         --         --        --         --         --     --
                        --------   --------  --------   --------   --------  -----
Total investment
 income . . . . . . .     24,107     20,787     1,888         --     13,510      1
Expenses:
 Mortality and expense
  risks . . . . . . .      2,641      3,019     2,096      2,736        720     --
                        --------   --------  --------   --------   --------  -----
Net investment income
 (loss) . . . . . . .     21,466     17,768      (208)    (2,736)    12,790      1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     82,236     22,678    12,123    (12,180)     5,339     --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,210)   164,599   (17,930)   (76,126)    86,570     10
                        --------   --------  --------   --------   --------  -----
Net realized and
 unrealized gain
 (loss) on investments    70,026    187,277    (5,807)   (88,306)    91,909     10
                        --------   --------  --------   --------   --------  -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 91,492   $205,045  $ (6,015)  $(91,042)  $104,699   $ 11
                        ========   ========  ========   ========   ========  =====




                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        ------------------------------- --------------------------
                           2000        1999      1998*    2000       1999     1998*
                        -----------  ---------  -------  --------  --------- --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .    $  2,705     $   508     $ 1    $24,785   $ 17,417    $149
 M Fund Inc.. . . . .          --          --      --         --         --      --
Interest income on
 policy loans. . . .           --          --      --         --         --      --
                         --------     -------     ---    -------   --------   -----
Total investment
 income. . . . . . .        2,705         508       1     24,785     17,417     149
Expenses:
 Mortality and expense
  risks. . . . . . .          588         267      --      2,044      1,565       3
                         --------     -------     ---    -------   --------   -----
Net investment income       2,117         241       1     22,741     15,852     146
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      13,157         602       1     (2,201)    (1,422)     (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)     13,424      45      7,287    (22,820)   (196)
                         --------     -------     ---    -------   --------   -----
Net realized and
 unrealized gain
 (loss) on investments       (830)     14,026      46      5,086    (24,242)   (197)
                         --------     -------     ---    -------   --------   -----
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .     $  1,287     $14,267     $47    $27,827   $ (8,390)   $(51)
                         ========     =======     ===    =======   ========   =====




---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MID CAP               HIGH YIELD
                              CORE SUBACCOUNT           BOND SUBACCOUNT
                           -----------------------  -------------------------
                            2000      1999   1998*    2000      1999     1998*
                           --------  ------  -----  ---------  -------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . .   $   298   $6,810  $ --   $  9,291   $2,748    $ 19
 M Fund Inc. . . . . . .        --       --    --         --       --      --
Interest income on policy
 loans . . . . . . . . .        --       --    --         --       --      --
                           -------   ------  ----   --------   ------    ----
Total investment income.       298    6,810    --      9,291    2,748      19
Expenses:
 Mortality and expense
  risks. . . . . . . . .       440      178    --        667      206       1
                           -------   ------  ----   --------   ------    ----
Net investment income
 (loss). . . . . . . . .      (142)   6,632    --      8,624    2,542      18
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)   10,745      252    --     (8,649)    (186)     --
 Net unrealized
  appreciation
  (depreciation) during
  the period . . . . . .    (5,954)   3,005     6     (2,045)    (511)    (26)
                           -------   ------  ----   --------   ------    ----
Net realized and
 unrealized gain (loss)
 on investments. . . . .     4,791    3,257     6    (10,694)    (697)    (26)
                           -------   ------  ----   --------   ------    ----
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $ 4,649   $9,889  $  6   $ (2,070)  $1,845    $ (8)
                           =======   ======  ====   ========   ======    ====




                                                                 CLIFTON
                                                                ENHANCED
                                                               U.S. EQUITY
                                                               SUBACCOUNT
                                                             ---------------
                                                              2000     1999**
                                                             -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. . . . . . . . . . .   $  475    $1,117
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . . . .       --        --
Interest income on policy loans. . . . . . . . . . . . . .       --        --
                                                             ------    ------
Total investment income. . . . . . . . . . . . . . . . . .      475     1,117
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . .       50         4
                                                             ------    ------
Net investment income. . . . . . . . . . . . . . . . . . .      425     1,113
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss). . . . . . . . . . . . . . . . .      (33)       91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . . .    2,292      (879)
                                                             ------    ------
Net realized and unrealized gain (loss) on investments . .    2,259      (788)
                                                             ------    ------
Net increase in net assets resulting from operations . . .   $2,684    $  325
                                                             ======    ======




---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                    ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------  ------------------------------------------
                                             2000           1999           1998          2000           1999            1998
                                         -------------  ------------- -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    434,004   $ 24,389,814   $12,025,213   $  8,592,418   $ 20,233,648    $ 22,087,857
 Net realized gains (losses) . . . . .      2,032,851      4,239,424     3,520,199        (29,483)       192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      7,172,532      1,727,703    18,509,310        505,228    (20,304,536)     (2,317,324)
                                         ------------   ------------  ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .      9,639,387     30,356,941    34,054,722      9,068,163        121,210      21,371,072
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . . . . . .     31,919,256     37,307,814    21,681,632     11,475,576     26,114,799      32,901,747
 Net benefits to policyholders . . . .    (21,738,362)   (25,817,420)  (21,510,240)   (20,536,374)   (35,577,616)    (39,577,750)
 Net increase in policy loans. . . . .      2,840,939             --     2,561,877        967,300             --       1,607,456
                                         ------------   ------------  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     13,021,833     11,490,394     2,733,269     (8,093,498)    (9,462,817)     (5,068,547)
                                         ------------   ------------  ------------   ------------   ------------    ------------
Net increase (decrease) in
 net assets. . . . . . . . . . . . . .     22,661,220     41,847,335    36,787,991        974,665     (9,341,607)     16,302,525
Net assets at beginning of period. . .    177,062,332    135,214,997    98,427,006    293,120,799    302,462,406     286,159,881
                                         ------------   ------------  ------------   ------------   ------------    ------------
Net assets at end of period. . . . . .   $199,723,552   $177,062,332  $135,214,997   $294,095,464   $293,120,799    $302,462,406
                                         ============   ============  ============   ============   ============    ============




                                          INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                         ---------------------------------------  --------------------------------------
                                            2000          1999          1998         2000          1999           1998
                                         ------------  ------------ ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)            $   274,812   $   950,123   $ 3,440,236  $   (40,116)  $ 1,234,844    $  (20,335)
 Net realized gains                          816,122       168,248       148,419    1,170,187       491,241        55,393
 Net unrealized appreciation
  (depreciation) during
  the period. .                           (2,574,516)    5,712,567       105,161     (647,342)    2,317,857       518,731
                                         -----------   -----------   -----------  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations                (1,483,582)    6,830,938     3,693,816      482,729     4,043,942       553,789
From policyholder transactions:
 Net premiums from
  policyholders.                          11,571,448     7,373,967     6,549,988    8,820,091     4,316,218     2,382,203
 Net benefits to policyholders            (8,784,406)   (6,834,914)  (5,210,982)   (4,981,803)   (2,206,402)     (998,381)
 Net increase in policy loans                261,125            --        86,200           --            --            --
                                         -----------   -----------   -----------  -----------   -----------    ----------
Net increase in net assets resulting
 from policyholder transactions            3,048,167       539,053     1,425,206    3,838,288     2,109,816     1,383,822
                                         -----------   -----------   -----------  -----------   -----------    ----------
Net increase (decrease) in
 net assets. . .                           1,564,585     7,369,991     5,119,022    4,321,017     6,153,758     1,937,611
Net assets at beginning of period         31,899,039    24,529,048    19,410,026   10,825,578     4,671,820     2,734,209
                                         -----------   -----------   -----------  -----------   -----------    ----------
Net assets at end of period              $33,463,624   $31,899,039   $24,529,048  $15,146,595   $10,825,578    $4,671,820
                                         ===========   ===========   ===========  ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                           GLOBAL BALANCED SUBACCOUNT                      MID CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------  ----------------------------------------------
                                     2000           1999             1998            2000             1999             1998
                                  ------------  --------------  ---------------- --------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    10,813   $      92,816   $        52,891  $     (74,097)  $    2,058,661    $     445,161
 Net realized gains (losses). .        (8,124)          4,711            (4,506)     1,167,801          773,222           73,958
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       (52,902)        (38,997)           78,455     (2,810,779)       6,801,000          647,137
                                  -----------   -------------   ---------------  -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       (50,213)         58,530           126,840     (1,717,075)       9,632,883        1,166,256
From policyholder transactions:
 Net premiums from policyholders      182,567         377,958           341,482     12,180,008        8,941,124        3,164,065
 Net benefits to policyholders.      (298,263)       (131,331)         (310,766)    (4,655,667)      (2,937,257)        (612,975)
 Net increase in policy loans .            --              --                --             --               --               --
                                  -----------   -------------   ---------------  -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .      (115,696)        246,627            30,716      7,524,341        6,003,867        2,551,090
                                  -----------   -------------   ---------------  -------------   --------------    -------------
Net increase (decrease) in net
 assets . . . . . . . . . . . .      (165,909)        305,157           157,556      5,807,266       15,636,750        3,717,346
Net assets at beginning of
 period . . . . . . . . . . . .     1,177,232         872,075           714,519     20,852,255        5,215,505        1,498,159
                                  -----------   -------------   ---------------  -------------   --------------    -------------
Net assets at end of period . .   $ 1,011,323   $   1,177,232   $       872,075  $  26,659,521   $   20,852,255    $   5,215,505
                                  ===========   =============   ===============  =============   ==============    =============




                                                  LARGE CAP VALUE SUBACCOUNT                  MONEY MARKET SUBACCOUNT
                                           ----------------------------------------  ------------------------------------------
                                              2000          1999           1998          2000           1999            1998
                                           ------------  ------------ -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income                     $    80,605   $   593,922   $   388,873   $  2,067,290   $  3,517,874    $  3,481,729
 Net realized gains (losses)                    (1,671)      165,556       673,582             --             --              --
 Net unrealized appreciation
  (depreciation) during the period            (324,239)     (569,216)     (479,093)            --             --              --
                                           -----------   -----------  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                    (245,305)      190,262       583,362      2,067,290      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders             2,039,750     3,166,658     4,214,076     31,101,772     33,694,123      24,612,731
 Net benefits to policyholders              (1,152,104)   (1,903,017)   (3,212,048)   (32,846,241)   (30,672,090)    (24,024,723)
 Net increase (decrease) in policy loans            --            --            --       (282,456)            --         421,166
                                           -----------   -----------  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      887,646     1,263,641     1,002,028     (2,026,925)     3,022,033       1,009,174
                                           -----------   -----------  ------------   ------------   ------------    ------------
Net increase in net assets                     642,341     1,453,903     1,585,390         40,365      6,539,907       4,490,903
Net assets at beginning of period            9,553,293     8,099,390     6,514,000     76,638,641     70,098,734      65,607,831
                                           -----------   -----------  ------------   ------------   ------------    ------------
Net assets at end of period                $10,195,634   $ 9,553,293   $ 8,099,390   $ 76,679,006   $ 76,638,641    $ 70,098,734
                                           ===========   ===========  ============   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                          MID CAP VALUE SUBACCOUNT                    SMALL/MID CAP GROWTH SUBACCOUNT
                                  ----------------------------------------  ---------------------------------------------------
                                     2000          1999           1998           2000              1999               1998
                                  ------------  ------------  ------------- ----------------  ----------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (4,038)  $     1,508   $     16,578   $      (36,428)  $     1,833,840    $       154,352
 Net realized gains (losses). .       (35,806)     (241,740)      (422,902)        (331,677)          (13,020)            56,968
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       329,004       469,537       (260,362)       1,329,781        (1,274,161)           334,213
                                  -----------   -----------   ------------  ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       289,160       229,305       (666,686)         961,676           546,659            545,533
From policyholder transactions:
 Net premiums from policyholders    1,222,805     1,886,594      5,997,691        2,015,926         3,493,643          3,953,326
 Net benefits to policyholders.    (1,089,206)   (1,745,112)    (2,912,034)      (9,689,438)       (3,105,108)        (3,311,846)
 Net increase in policy loans .            --            --             --               --                --                 --
                                  -----------   -----------   ------------  ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .       133,599       141,482      3,085,657         (673,512)          388,535            641,480
                                  -----------   -----------   ------------
  ---------------   ---------------    ---------------
Net increase in net assets. . .       422,759       370,787      2,418,971          288,164           935,194          1,187,013
Net assets at beginning of
 period . . . . . . . . . . . .     5,236,580     4,865,793      2,446,822       12,409,573        11,474,379         10,287,366
                                  -----------   -----------   ------------  ---------------   ---------------    ---------------
Net assets at end of period . .   $ 5,659,339   $ 5,236,580   $  4,865,793   $   12,697,737   $    12,409,573    $    11,474,379
                                  ===========   ===========   ============  ===============   ===============    ===============




                                           REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                      ---------------------------------------  ------------------------------------------------
                                         2000          1999          1998           2000             1999              1998
                                      ------------  ------------  ------------ ---------------  ---------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income                $   359,789   $   823,618   $   876,235  $    8,936,078   $  131,096,419    $  102,464,177
 Net realized gains (losses)             (225,511)      123,591       442,876      16,053,184       22,802,197        22,835,488
 Net unrealized appreciation
  (depreciation) during the period      1,416,393    (1,106,755)   (3,720,942)    (26,767,597)       7,687,109       112,457,395
                                      -----------   -----------   -----------  --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from operations       1,550,671      (159,546)   (2,401,831)     (1,778,335)     161,585,725       237,757,060
From policyholder transactions:
 Net premiums from policyholders        3,954,225     2,304,591     6,295,255      47,243,335      101,973,160        92,955,980
 Net benefits to policyholders         (4,217,423)   (3,311,591)   (5,507,305)    (81,355,661)    (133,701,210)     (134,661,151)
 Net increase (decrease) in policy
  loans. . . . .                          141,567            --       (83,216)      4,922,813               --        18,165,114
                                      -----------   -----------   -----------  --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions. .                         (121,631)   (1,007,000)      704,734     (29,189,513)     (31,728,050)      (23,540,057)
Net increase (decrease) in net
 assets. . . . .                        1,429,040    (1,166,546)   (1,697,097)    (30,967,848)     129,857,675       214,217,003
Net assets at beginning of period      13,378,472    14,545,018    16,242,115   1,278,739,554    1,148,881,879       934,664,876
Net assets at end of period           $14,807,512   $13,378,472   $14,545,018  $1,247,771,706   $1,278,739,554    $1,148,881,879
                                      ===========   ===========   ===========  ==============   ==============    ==============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------  --------------------------------------
                                                2000           1999          1998          2000         1999           1998
                                            -------------  ------------- -------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $  7,769,495   $ 42,532,921   $40,475,436   $   28,644   $    48,624    $    28,209
 Net realized gains (losses). . . . . . .      3,653,026      5,060,826     5,853,076      (12,368)       (3,107)         2,008
 Net unrealized appreciation
  (depreciation) during the period. . . .     (5,191,852)    (9,288,287)   24,834,482       10,583       (23,648)        (5,287)
                                            ------------   ------------  ------------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,230,669     38,305,460    71,162,994       26,859        21,869         24,930
From policyholder transactions:
 Net premiums from policyholders. . . . .     20,445,777     44,546,082    40,631,684      241,196       690,849        435,150
 Net benefits to policyholders. . . . . .    (35,113,472)   (55,332,758)  (55,447,667)    (340,388)     (178,124)      (274,762)
 Net increase in policy loans . . . . . .      1,824,582             --     5,379,590           --            --             --
                                            ------------   ------------  ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .    (12,843,113)   (10,786,676)   (9,436,393)     (99,192)      512,725        160,388
                                            ------------   ------------  ------------   ----------   -----------    -----------
Net increase (decrease) in net assets . .     (6,612,444)    27,518,784    61,726,601      (72,333)      534,594        185,318
Net assets at beginning of period . . . .    500,072,750    472,553,966   410,827,365    1,129,483       594,889        409,571
                                            ------------   ------------  ------------   ----------   -----------    -----------
Net assets at end of period . . . . . . .   $493,460,306   $500,072,750  $472,553,966   $1,057,150   $ 1,129,483    $   594,889
                                            ============   ============  ============   ==========   ===========    ===========




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------  ----------------------------------------
                                            2000         1999          1998          2000          1999           1998
                                         -----------  ------------  ------------ -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income                   $   24,577   $    72,629   $     1,070  $      4,773   $   330,389    $     8,318
 Net realized gains (losses)               (147,622)     (217,582)       61,917       703,918       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period          160,413       (40,472)     (364,359)     (929,318)      839,140        339,709
                                         ----------   -----------   -----------  ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                   37,368      (185,425)     (301,372)     (220,627)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders          1,159,319     1,446,109     2,644,808     5,362,651     1,632,955      2,203,753
 Net benefits to policyholders             (893,462)   (1,547,128)   (1,288,464)  (4,276,522)    (1,315,539)    (1,443,700)
 Net increase in policy loans                    --            --            --            --            --             --
                                         ----------   -----------   -----------  ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                          265,857      (101,019)    1,356,344     1,086,129       317,416        760,053
                                         ----------   -----------   -----------  ------------   -----------    -----------
Net increase (decrease) in net assets       303,225      (286,444)    1,054,972       865,502     1,610,806      1,172,837
Net assets at beginning of period         4,111,416     4,397,860     3,342,888     5,310,586     3,699,780      2,526,943
                                         ----------   -----------   -----------  ------------   -----------    -----------
Net assets at end of period              $4,414,641   $ 4,111,416   $ 4,397,860  $  6,176,088   $ 5,310,586    $ 3,699,780
                                         ==========   ===========   ===========  ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,

                                                          EQUITY INDEX
SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999         1998
                                                  ------------  ------------ ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $    62,675   $   817,715   $  307,010
 Net realized gains (losses). . . . . . . . . .       339,524       471,802      132,619
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (498,165)    2,019,913    2,082,107
                                                  -----------   -----------  -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . .       (95,966)    3,309,430    2,521,736
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .     5,398,036     7,762,529    4,632,113
 Net benefits to policyholders. . . . . . . . .    (1,940,148)   (2,563,485)  (1,120,852)
 Net increase in policy loans . . . . . . . . .            --            --           --
                                                  -----------   -----------  -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     3,361,922     5,199,044    3,511,261
                                                  -----------   -----------  -----------
Net increase (decrease) in net assets . . . . .    22,117,624     8,508,474    6,032,997
Net assets at beginning of period . . . . . . .    22,117,624    13,609,150    7,576,153
                                                  -----------   -----------  -----------
Net assets at end of period . . . . . . . . . .   $25,479,546   $22,117,624  $13,609,150
                                                  ===========   ===========  ===========
                                                         GLOBAL BOND SUBACCOUNT
                                                  -------------------------------------
                                                     2000         1999         1998
                                                  -----------  ----------- --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $   21,014   $   81,580    $   54,728
 Net realized gains (losses). . . . . . . . . .      (37,534)      (1,996)       32,917
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       58,703     (126,001)       11,342
                                                  ----------   ----------   -----------
Net increase (decrease) in net assets resulting       42,183      (46,417)       98,987
 from operations. . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .      378,645    1,115,699       798,933
 Net benefits to policyholders. . . . . . . . .     (685,644)    (292,075)   (1,158,109)
 Net increase in policy loans . . . . . . . . .           --           --            --
                                                  ----------   ----------   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     (306,999)     823,624      (359,176)
                                                  ----------   ----------   -----------
Net increase (decrease) in net assets . . . . .     (264,816)     777,207      (260,189)
Net assets at beginning of period . . . . . . .    1,882,675    1,105,468     1,365,657
                                                  ----------   ----------   -----------
Net assets at end of period . . . . . . . . . .   $1,617,859   $1,882,675    $1,105,468
                                                  ==========   ==========   ===========


                         TURNER CORE GROWTH SUBACCOUNT     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        --------------------------------  ----------------------------------------
                          2000        1999        1998        2000          1999          1998
                        ----------  ----------  ---------  ------------ ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   3,532   $  35,936   $  4,513    $  6,374      $16,549       $ 12,094
 Net realized gains.      101,050      44,245     14,364       6,519        7,704          1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (85,212)     37,727     49,605      13,873      119,400         15,813
                        ---------   ---------   --------    --------     --------       --------
Net increase in net
 assets resulting from
 operations. . . . .       19,370     117,908     68,482      26,766      143,653         29,091
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      265,836     240,351    203,590      59,497      239,618         55,021
 Net benefits to
  policyholders. . .     (371,100)   (136,661)   (77,651)    (18,974)     (29,520)       (10,341)
 Net increase in
  policy loans. . .            --          --         --          --           --             --
                        ---------   ---------   --------    --------     --------       --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions. . . .     (105,264)    103,690    125,939      40,523      210,098         44,680
                        ---------   ---------   --------    --------     --------       --------
Net increase
 (decrease) in net
 assets. . . . . . .      (85,894)    221,598    194,421      67,289      353,751         73,771
Net assets at
 beginning of period      536,192     314,594    120,173     588,128      234,377        160,606
                        ---------   ---------   --------    --------     --------       --------
Net assets at end of
 period. . . . . . .    $ 450,298   $ 536,192   $314,594    $655,417     $588,128       $234,377
                        =========   =========   ========    ========     ========       ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                FRONTIER CAPITAL                   EMERGING MARKETS
                            APPRECIATION SUBACCOUNT               EQUITY SUBACCOUNT
                        --------------------------------  ---------------------------------
                          2000        1999       1998         2000         1999       1998
                        ----------  ---------  ----------  ------------ ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  21,466   $ 17,768   $    (208)  $    (2,736)  $ 12,790    $     1
 Net realized gains
  (losses). . . . . .      82,236     22,678      12,123       (12,180)     5,339         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (12,210)   164,599     (17,930)      (76,126)    86,570         10
                        ---------   --------   ---------   -----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      91,492    205,045      (6,015)      (91,042)   104,699         11
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     297,090    255,268     128,779     3,936,569    433,406      2,018
 Net benefits to
  policyholders . . .    (219,651)   (89,136)   (146,083)   (3,055,550)  (144,400)        --
 Net increase in
  policy loans. . . .          --         --          --            --       ----         --
                        ---------   --------   ---------   -----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .      77,439    166,132     (17,304)      881,019    289,006      2,018
                        ---------   --------   ---------   -----------  ---------    -------
Net increase
 (decrease) in net
 assets . . . . . . .     168,931    371,177     (23,319)      789,977    393,705      2,029
Net assets at
 beginning of period.     728,674    357,497     380,816       395,734      2,029         --
                        ---------   --------   ---------   -----------  ---------    -------
Net assets at end of
 period . . . . . . .   $ 897,605   $728,674   $ 357,497   $ 1,185,711   $395,734    $ 2,029
                        =========   ========   =========   ===========  =========    =======




                         INTERNATIONAL OPPORTUNITIES II             BOND INDEX
                                   SUBACCOUNT                       SUBACCOUNT
                        -------------------------------   --------------------------------
                           2000         1999       1998      2000       1999      1998
                        -----------  -----------  -------  ---------  --------- ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $  2,117     $    241     $  1    $ 22,741   $ 15,852   $   146
 Net realized gains
  (losses). . . . . .      13,157          602        1      (2,201)    (1,422)       (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)      13,424       45       7,287    (22,820)     (196)
                         --------     --------     ----    --------   --------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .        1,287       14,267       47      27,827     (8,390)      (51)
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      214,628      108,420      915     362,018    412,326    10,254
 Net benefits to
  policyholders. . .      (54,971)     (11,064)     (13)    (24,425)   (26,307)      (69)
 Net increase in
  policy loans. . . .          --           --       --          --         --        --
                         --------     --------     ----    --------   --------   -------
Net increase in net
 assets resulting from
 policyholder
 transactions. . . .      159,657       97,356      902     337,593    386,019    10,185
                         --------     --------     ----    --------   --------   -------
Net increase in net
 assets. . . . . . .      160,944      111,623      949     365,420    377,629    10,134
Net assets at
 beginning of period.     112,572          949       --     387,763     10,134        --
                         --------     --------     ----    --------   --------   -------
Net assets at end of
 period. . . . . . .     $273,516     $112,572     $949    $753,183   $387,763   $10,134
                         ========     ========     ====    ========   ========   =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MIDCAP                    HIGH YIELD
                             CORE SUBACCOUNT                 BOND SUBACCOUNT
                        --------------------------- ----------------------------------
                          2000       1999     1998*     2000         1999     1998*
                        ----------  --------  -----  ------------  --------- ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (142)  $ 6,632   $ --   $     8,624   $  2,542    $  19
 Net realized gains
  (losses). . . . . .      10,745       252     --        (8,649)      (186)      --
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (5,954)    3,005      6        (2,045)      (511)     (26)
                        ---------   -------   ----   -----------   --------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       4,649     9,889      6        (2,070)     1,845       (8)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     414,076    97,385    104     1,249,658     98,955    2,887
 Net benefits to
  policyholders . . .    (329,116)   (7,901)    (2)   (1,040,268)   (13,078)      --
 Net increase in
  policy loans. . . .           0        --     --             0         --       --
                        ---------   -------   ----   -----------   --------   ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      84,960    89,484    102       209,390     85,877    2,887
                        ---------   -------   ----   -----------   --------   ------
Net increase in net
 assets . . . . . . .      89,609    99,373    108       207,320     87,722    2,887
Net assets at
 beginning of period.      99,481       108     --        90,601      2,879       --
                        ---------   -------   ----   -----------   --------   ------
Net assets at end of
 period . . . . . . .   $ 189,090   $99,481   $108   $   297,921   $ 90,601   $2,879
                        ========    ======    ====   ==========    =======    =====




                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           ------------------
                                                            2000      1999**
                                                           --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . .   $   425    $ 1,113
 Net realized gains (losses) . . . . . . . . . . . . . .       (33)        91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . .      (534)      (879)
                                                           -------    -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . .      (142)       325
From policyholder transactions:
 Net premiums from policyholders . . . . . . . . . . . .     4,452     13,814
 Net benefits to policyholders . . . . . . . . . . . . .      (294)        --
 Net increase in policy loans. . . . . . . . . . . . . .         0         --
                                                           -------    -------
Net increase in net assets resulting from policyholder
 transactions                                                4,158     13,814
                                                           -------    -------
Net increase in net assets . . . . . . . . . . . . . . .     4,016     14,139
Net assets at beginning of period. . . . . . . . . . . .    14,139         --
                                                           -------    -------
Net assets at end of period. . . . . . . . . . . . . . .   $18,155    $14,139
                                                           =======    =======

---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                     YEARS AND PERIODS ENDED JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly, Enhanced U.S. Equity). Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 are as follows:


        PORTFOLIO           SHARES OWNED      COST           VALUE
        ---------           ------------  ------------  ----------------
Large Cap Growth. . . . .     6,118,549   $133,197,126   $  176,581,445
Active Bond . . . . . . .    25,676,557    250,059,856      234,710,166
International Equity Index    1,637,313     28,032,291       30,279,715
Small Cap Growth. . . . .       751,112     12,755,532       15,146,841
Global Balanced . . . . .        99,987      1,063,151        1,009,123
Mid Cap Growth. . . . . .       951,564     21,827,050       26,659,950
Large Cap Value . . . . .       781,363     10,837,990       10,182,562
Money Market. . . . . . .     6,282,855     62,861,460       62,828,554
Mid Cap Value . . . . . .       419,590      5,184,053        5,655,397
Small/Mid Cap Growth. . .       833,429     12,640,806       12,697,945
Real Estate Equity. . . .     1,006,818     13,855,749       12,765,326
Growth & Income . . . . .    53,177,519    786,999,791    1,054,098,419
Managed . . . . . . . . .    26,812,598    359,486,863      412,811,976
Short-Term Bond . . . . .       108,407      1,074,517        1,051,732
Small Cap Value . . . . .       402,638      4,641,679        4,409,122
International
 Opportunities. . . . . .       424,604      6,010,304        6,171,237
Equity Index. . . . . . .     1,257,997     20,669,031       25,463,881
Global Bond . . . . . . .       161,599      1,670,350        1,610,930
Turner Core Growth. . . .        18,889        537,085          450,305
Brandes International
 Equity . . . . . . . . .        41,067        456,415          655,428
Frontier Capital
 Appreciation . . . . . .        37,890      1,499,897          897,620
Emerging Markets Equity .       103,852        296,973        1,185,730
International
    Opportunities II. . .        22,760        274,038          273,330
Bond Index. . . . . . . .        80,112        768,927          749,101
Small/Mid Cap Core. . . .        18,350        192,035          188,808
High Yield Bond . . . . .        35,025        300,508          295,903
Clifton Enhanced US Equity
 Fund . . . . . . . . . .           912         14,986           18,155

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth. . . . . . . . . . .   $14,526,753   $ 4,071,523
Active Bond . . . . . . . . . . . . .    12,595,440    13,172,460
International Equity Index. . . . . .     8,546,295     5,508,370
Small Cap Growth. . . . . . . . . . .     6,763,851     2,965,434
Global Balanced . . . . . . . . . . .       170,170       275,036
Mid Cap Growth. . . . . . . . . . . .     9,665,686     2,215,013
Large Cap Value . . . . . . . . . . .     1,684,020       715,601
Money Market. . . . . . . . . . . . .    20,068,019    19,726,545
Mid Cap Value . . . . . . . . . . . .       831,482       701,828
Small/Mid Cap Growth. . . . . . . . .     1,420,670     2,130,402
Real Estate Equity. . . . . . . . . .     3,756,641     3,664,903
Growth & Income . . . . . . . . . . .    10,140,753    35,665,986
Managed . . . . . . . . . . . . . . .     9,078,644    16,420,432
Short-Term Bond . . . . . . . . . . .       223,617       294,148
Small Cap Value . . . . . . . . . . .       918,362       627,855
International Opportunities . . . . .     4,740,829     3,649,827
Equity Index. . . . . . . . . . . . .     4,320,990       800,013
Global Bond . . . . . . . . . . . . .       324,904       610,861
Turner Core Growth. . . . . . . . . .             0             0
Brandes International Equity. . . . .             0             0
Frontier Capital Appreciation . . . .     3,318,819     2,440,517
Emerging Markets Equity . . . . . . .             0             0
International Opportunities II. . . .       322,785       161,007
Bond Index. . . . . . . . . . . . . .       392,051        31,702
Small/Mid Cap Core. . . . . . . . . .       408,308       323,488
High Yield Bond . . . . . . . . . . .     1,251,885     1,033,876
Clifton Enhanced US Equity Fund . . .             0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each Portfolio at June 30, 2000 were as follows:


                                             ACCUMULATION   SHARE
                 PORTFOLIO                      SHARES      VALUES
                 ---------                   ------------  --------
Large Cap Growth . . . . . . . . . . . . .      559,086     83.98
Active Bond. . . . . . . . . . . . . . . .      690,050     24.41
International Equity Index . . . . . . . .      487,610     26.08
Small Cap Growth . . . . . . . . . . . . .      663,124     22.82
Global Balanced. . . . . . . . . . . . . .       79,825     12.67
Mid Cap Growth . . . . . . . . . . . . . .      783,262     34.02
Large Cap Value. . . . . . . . . . . . . .      646,321     15.74
Money Market . . . . . . . . . . . . . . .      644,839     18.58
Mid Cap Value. . . . . . . . . . . . . . .      381,056     14.82
Small/Mid Cap Growth . . . . . . . . . . .      592,151     21.43
Real Estate Equity . . . . . . . . . . . .      203,675     25.09
Growth & Income. . . . . . . . . . . . . .    1,238,691     67.63
Managed. . . . . . . . . . . . . . . . . .    1,030,002     40.02
Short-Term Bond. . . . . . . . . . . . . .       79,247     13.34
Small Cap Value. . . . . . . . . . . . . .      354,503     12.43
International Opportunities. . . . . . . .      389,613     15.85
Equity Index . . . . . . . . . . . . . . .    1,112,540     22.90
Global Bond. . . . . . . . . . . . . . . .      129,203     12.51
Turner Core Growth . . . . . . . . . . . .       16,303     27.61
Brandes International Equity . . . . . . .       36,840     17.80
Frontier Capital Appreciation. . . . . . .       36,994     24.26
Emerging Markets Equity. . . . . . . . . .       99,862     11.88
International Opportunities II . . . . . .       22,407     12.21
Bond Index . . . . . . . . . . . . . . . .       69,381     10.72
Small/Mid Cap CORE . . . . . . . . . . . .       16,782     11.27
High Yield Bond. . . . . . . . . . . . . .       30,156      9.88
Clifton Enhanced US Equity . . . . . . . .        1,411     12.87

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP        CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT             SOVEREIGN BOND SUBACCOUNT
                                             ------------------------------------- ----------------------------------------
                                                1999         1998         1997         1999          1998           1997
                                             -----------  ----------- -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --          --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607     875,892     4,084,783     4,027,376      3,926,698
                                             -----------  ----------- -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878   8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665     480,057     1,643,861     1,624,615      1,514,127
                                             -----------  ----------- -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213   8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199   4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310   7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  ----------- -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509  12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  ----------- -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722 $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  =========== ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------  ----------------------------------
                           1999         1998          1997          1999      1998        1997
                        -----------  -----------  -------------  ---------- ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $    --    $    976
 M Fund Inc.  . . . .           --           --            --            --       --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --       --          --
                        ----------   ----------   -----------    ---------- --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230       --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386   20,335      11,175
                        ----------   ----------   -----------    ---------- --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844  (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241   55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857  518,731     226,085
                        ----------   ----------   -----------    ---------- --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098  574,124     260,238
                        ----------   ----------   -----------    ---------- --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942 $553,789    $250,039
                        ==========   ==========   ===========    ========== ========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ----------------------------------
                           1999         1998        1997         1999       1998         1997
                        -----------  -----------  ----------  ---------- ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $ 461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --         --           --
Interest income on
 policy loans . . . .          --           --          --            --         --           --
                        ---------    ---------    --------    ---------- ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559    461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898     16,758        5,801
                        ---------    ---------    --------    ---------- ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661    445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222     73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000    647,137      199,441
                        ---------    ---------    --------    ---------- ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222    721,095      199,835
                        ---------    ---------    --------    ---------- ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883 $1,166,256   $  194,034
                        =========    =========    ========    ========== ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        -------------------------------- ----------------------------------
                          1999        1998        1997       1999        1998        1997
                        ----------  ----------  --------  ----------  ---------- ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490  $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --          --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241     957,390
                        ---------   ---------   --------  ----------  ----------  ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731   3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002     361,409
                        ---------   ---------   --------  ----------  ----------  ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729   3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --          --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --          --
                        ---------   ---------   --------  ----------  ----------  ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --          --
                        ---------   ---------   --------  ----------  ----------  ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729  $3,342,643
                        =========   =========   ========  ==========  ==========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------  --------------------------------------------
                                                1999          1998          1997          1999           1998           1997
                                             -----------  -------------- -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $ 178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --          --             --             --             --
Interest income on policy loans  . . . . .           --              --          --             --             --             --
                                             ----------   -------------  ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338     178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760       6,329         69,847         63,334         54,469
                                             ----------   -------------  ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578     172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)    121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)    (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------  ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)     35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------  ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $ 207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============  ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                             -------------------------------------- ------------------------------------------
                                                1999          1998          1997        1999          1998           1997
                                             ------------  ------------ ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $ 957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --          --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212     140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------  ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845   1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610      76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------  ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235   1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876     551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)    447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------  ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)    999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------  ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831) $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========  ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        -------------------------------------- ---------------------------------
                           1999          1998         1997         1999       1998        1997
                        ------------  -----------  -----------  ----------- ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --        --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --        --           --
                        -----------   -----------  -----------  ----------  --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689    31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065     3,052        2,202
                        -----------   -----------  -----------  ----------  --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624    28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)    2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)   (5,287)       1,405
                        -----------   -----------  -----------  ----------  --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)   (3,279)       1,640
                        -----------   -----------  -----------  ----------  --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $24,930    $  21,517
                        ===========   ===========  ===========  ==========  ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------  -------------------------------------------
                          1999        1998        1997         1999         1998           1997
                        ----------  ----------  ---------  ------------- -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --          --             --
Interest income on
 policy loans . . . .          --          --         --            --          --             --
                        ---------   ---------   --------    ----------    --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646      27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257      19,481         11,575
                        ---------   ---------   --------    ----------    --------      ---------
Net investment income      72,629       1,070    245,833       330,389       8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861      64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140     339,709       (141,034)
                        ---------   ---------   --------    ----------    --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001     404,466        (62,976)
                        ---------   ---------   --------    ----------    --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390    $412,784      $ (39,440)
                        =========   =========   ========    ==========    ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ---------------------------------- -------------------------------
                           1999        1998        1997       1999       1998     1997
                        ----------  ----------  ----------  ----------  ------- ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244  $84,597
 M Fund Inc.  . . . .           --          --          --         --        --       --
Interest income on
 policy loans . . . .           --          --          --         --        --       --
                        ----------  ----------  ----------  ---------   -------  -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244   84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516    5,827
                        ----------  ----------  ----------  ---------   -------  -------
Net investment income      817,715     307,010     192,049     81,580    54,728   78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917    5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342   (3,195)
                        ----------  ----------  ----------  ---------   -------  -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259    2,696
                        ----------  ----------  ----------  ---------   -------  -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987  $81,466
                        ==========  ==========  ==========  =========   =======  =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------   ----------------------------------------
                           1999       1998       1997         1999          1998          1997
                        ----------  ---------  ---------  ------------- ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $   --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453       13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --           --            --
                         --------    -------    -------     --------      -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453       13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904        1,143           746
                         --------    -------    -------     --------      -------        ------
Net investment income      35,936      4,513     10,585       16,549       12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704        1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400       15,813         2,674
                         --------    -------    -------     --------      -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104       16,997         2,807
                         --------    -------    -------     --------      -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653      $29,091        $4,339
                         ========    =======    =======     ========      =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION   EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                   SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------  ------------------------   --------------------
                                                    1999       1998        1997       1999         1998*       1999      1998*
                                                  ---------  ---------- --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $^^         $    --    $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986          --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --          --          --          --         --
                                                  --------   --------    -------    --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986      13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464         720          --         267         --
                                                  --------   --------    -------    --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522      12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048       5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541      86,570          10      13,424         45
                                                  --------   --------    -------    --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589      91,909          10      14,026         46
                                                  --------   --------    -------    --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111    $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======    ========       =====     =======    =======




                                                    SMALL/MID                         ENHANCED
                                                    CAP CORE        HIGH YIELD      U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------   ----------------  --------------
                           1999         1998*     1999    1998*    1999    1998*       1999**
                        ------------  ---------  ------  -------  -------- ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19      $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --       1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --          --
                         --------      -----     ------    --     ------    ----      ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19       1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1           4
                         --------      -----     ------    --     ------    ----      ------
Net investment income      15,852        146      6,632     --     2,542      18       1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --          91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)   (26)        (879)
                         --------      -----     ------    --     ------    ----      ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)   (26)        (788)
                         --------      -----     ------    --     ------    ----      ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $(8)      $  325
                         ========      =====     ======    ==     ======    ====      ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                  SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------  ------------------------------------------
                                            1999           1998           1997          1999           1998            1997
                                        -------------  ------------- -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $ 8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199     4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310     7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------  ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722    20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632    18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)  (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877       (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269    (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991    19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006    79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------  ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============  ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------  ---------------------------------------
                                           1999          1998          1997         1999          1998          1997
                                        ------------  ------------  ------------ ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106  $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781      491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)   2,317,857      518,731       226,085
                                        -----------   -----------   -----------  -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)   4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146    4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)  (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466           --           --            --
                                        -----------   -----------   -----------  -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306    2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------  -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768    6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258    4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------  -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026  $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========  ===========   ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT             MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------  ---------------------------------------------
                                               1999          1998          1997          1999           1998            1997
                                            ------------  ------------ ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $   28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)      12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455      (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840       (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482      602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)    (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --           --             --             --              --
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716      499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556      497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519      217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $  714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========  ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                  MONEY MARKET SUBACCOUNT
                                            ---------------------------------------  ---------------------------------------------
                                               1999          1998          1997          1999           1998            1997
                                            ------------  ------------ ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $  241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582      217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)     532,936             --             --              --
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362      991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076    3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)  (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --           --             --        421,166         390,775
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028    2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390    3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000    2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------  -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========  ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------  ---------------------------------------------
                                            1999          1998          1997          1999            1998             1997
                                         ------------  ------------ ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261  $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152        (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)     (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------  -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380        546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644      3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)    (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --             --              --               --
                                         -----------   -----------   -----------  -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214        388,535         641,480        2,958,787
                                         -----------   -----------   -----------  -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594        935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228     11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------  -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822  $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========  =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------  --------------------------------------------------
                                          1999          1998          1997           1999             1998             1997
                                       ------------  ------------  ------------ ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142  $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925      22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661       7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------  --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728     161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904     101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)   (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517              --       18,165,114       18,568,293
                                       -----------   -----------   -----------  --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311     (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------  --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039     129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076   1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------  --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115  $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========  ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                   SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------  -------------------------------------
                                             1999           1998           1997         1999          1998          1997
                                         -------------  ------------- -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076     5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482    16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------  ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994    57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684    40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)  (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590     4,761,829            --            --           --
                                         ------------   ------------  ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)   (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------  ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601    48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365   362,422,826       594,889       409,571      328,711
                                         ------------   ------------  ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966  $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------  ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT        INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------  ---------------------------------------
                                            1999          1998          1997        1999          1998           1997
                                         ------------  ------------  ----------- ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833  $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604      123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)     839,140       339,709      (141,034)
                                         -----------   -----------   ----------  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998    1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836    1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)  (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --           --            --            --
                                         -----------   -----------   ----------  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157      317,416       760,053     1,259,874
                                         -----------   -----------   ----------  -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155    1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733    3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------  -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888  $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========  ===========   ===========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                 GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------  ----------------------------------------
                                                     1999          1998         1997         1999         1998           1997
                                                  ------------  ------------ -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $ 192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619      38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107   1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736   1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113   6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)   (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --          --           --            --            --
                                                  -----------   -----------  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261   5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997   7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153     343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------  ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150  $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========  ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------  ----------------------------------------
                          1999        1998       1997        1999          1998          1997
                        ----------  ---------  ---------  ------------ ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704        1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400       15,813          2,674
                        ---------   --------   --------    --------     --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653       29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618       55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)     (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --           --             --
                        ---------   --------   --------    --------     --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098       44,680        111,811
                        ---------   --------   --------    --------     --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751       73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377      160,606         44,456
                        ---------   --------   --------    --------     --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128     $234,377       $160,606
                        =========   ========   ========    ========     ========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL          EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT            SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------  ------------------------  ---------------------
                                           1999       1998        1997       1999         1998*       1999       1998*
                                         ---------  ----------  --------- ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $ 12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048       5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541      86,570           10     13,424         45
                                         --------   ---------   --------   ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111     104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804     433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)   (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --          --           --         --         --
                                         --------   ---------   --------   ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528     289,006        2,018     97,356        902
                                         --------   ---------   --------   ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639     393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177       2,029            0        949          0
                                         --------   ---------   --------   ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========   =========     ========   ========    =======




                                                                                                              ENHANCED
U.S.
                                                                       SMALL/MID           HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------  --------------------   -----------------   ---------------
                                            1999        1998*       1999       1998*      1999     1998*        1999**
                                         -----------  ----------  ---------- ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632     $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252       --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005        6         (511)     (26)        (879)
                                          --------     -------     -------     ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889        6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385      104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)      (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --       --           --       --           --
                                          --------     -------     -------     ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484      102       85,877    2,887       13,814
                                          --------     -------     -------     ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373      108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108        0        2,879        0            0
                                          --------     -------     -------     ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481     $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======     ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    27                                             29
account value. . . . .     7                                              8
attained age . . . . .     8                                             13
beneficiary. . . . . .    37                                              8
business day . . . . .    28                                              4
changing Option 1or 2     14                                             12
changing the face
 amount. . . . . . . .    14                                              9
charges. . . . . . . .     7                                             15
Code . . . . . . . . .    33                                              5
cost of insurance rates    8                                             29
date of issue. . . . .    29                                             29
death benefit. . . . .     4                                              4
deductions . . . . . .     7                                              2
dollar cost averaging.    11                                             17
expenses of the Series
 Funds . . . . . . . .     9                                              6
face amount. . . . . .    13                                              7
fixed investment option   28                                              2
full surrender . . . .    12                                             27
fund . . . . . . . . .     2                                              1
grace period . . . . .     6                                             13
guaranteed death
 benefit feature . . .     6                                             27
Guaranteed Death
 Benefit Premium . . .     6                                             12
insurance charge . . .     8                                              8
insured person . . . .     4                                             12
investment options . .     1                                              7
JHVLICO. . . . . . . .    27                                             33
John Hancock Variable
 Series Trust  . . . .     2                                             18
lapse. . . . . . . . .     6                                             11
loan . . . . . . . . .    12                                              1

loan interest. . . . .    12                                             27

maximum premiums . . .     5                                             12

Minimum Initial Premium   28                                              9
minimum insurance
 amount. . . . . . . .    13                                              4
modified endowment
 contract. . . . . . .    34

                        PROSPECTUS DATED NOVEMBER 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence
Investment Associates, Inc. and
                                                                   Capital
Guardian Trust Company
  Growth & Income . . . . .                                       Independence
Investment Associates, Inc. and
                                                                   Putnam
Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/ . . . . . . . . . . . . . . .      Fidelity
Management and Research Company
  Equity Index . . . . . . .                                      State Street
Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price
Associates, Inc.
  American Leaders Large Cap Value. . . . . . . . . . . . .       Federated
Investment Management Company
  Large Cap Growth . . . . .                                      Independence
Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance
Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity
Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M
Advisors, Inc.
  Janus Aspen Global Technology. . . . . . . . . . . . . . .      Janus Capital
Corporation
  Mid Cap Value . . . . . .                                       Neuberger
Berman, LLC
  Mid Cap Growth . . . . . .                                      Janus Capital
Corporation
  Fundamental Growth. . . .                                       Putnam
Investment Management, Inc.
  Real Estate Equity . . . .                                      Independence
Investment Associates, Inc. and
                                                                   Morgan
Stanley Dean Witter Investment
                                                                   Management
Inc.
  Small/Mid Cap CORE /SM/ .                                       Goldman Sachs
Asset Management
  Small/Mid Cap Growth. . .                                       Wellington
Management Company, LLP
  Small Cap Equity . . . . .                                      Capital
Guardian Trust Company
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock
Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment
Management/(R)/
  Global Balanced . . . . .                                       Capital
Guardian Trust Company
  Janus Aspen Worldwide Growth. . . . . . . . . . . . . . .       Janus Capital
Corporation
  Templeton International Securities. . . . . . . . . . . .       Templeton
Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence
International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     T. Rowe Price
International, Inc.
                                                                  Morgan Stanley
Dean Witter Investment Management
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Inc.
  Short-Term Bond . . . . .                                       Independence
Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond
Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock
Advisers, Inc.
  Core Bond. . . . . . . .                                        Federated
Investment Management Company
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      Capital
Guardian Trust Company
  High Yield Bond . . . . .                                       Wellington
Management Company, LLP
  Money Market . . . . . . .                                      John Hancock
Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust").

  The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read the prospectus before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *






                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 117.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectus for the Trust begins.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from your investment           11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                   1
                                                                    4
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                 1
                                                                    7
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   22
 .How will your policy be treated for income tax purposes?           2
                                                                    3
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 17). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                     -------
  cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 17).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other
Operating  Total Fund   Other Operating
                                          Management      Service
       Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees
    Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------
 ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.67%           N/A
             0.03%         0.70%           0.03%
Growth & Income . . . . . . . . . . . .     0.67%           N/A
             0.03%         0.70%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A
             0.00%         0.14%           0.08%
American Leaders Large Cap Value. . . .     0.80%           N/A
             0.10%         0.90%            N/A
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A
             0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A
             0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A
             0.10%         0.90%           0.12%

                                          Investment  Distribution and  Other
Operating  Total Fund   Other Operating
                                          Management      Service
       Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees
    Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------
 ---------------  ----------  ------------------
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A
             0.10%         0.92%           0.11%
Fundamental Growth *  . . . . . . . . .     0.90%           N/A
             0.10%         1.00%           0.24%
Real Estate Equity  . . . . . . . . . .     1.01%           N/A
             0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/ . . . . . . . .     0.80%           N/A
             0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A
             0.10%         0.85%           0.10%
Small Cap Equity *  . . . . . . . . . .     0.90%           N/A
             0.10%         1.00%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A
             0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     1.05%           N/A
             0.10%         1.15%           0.46%
International Equity Index  . . . . . .     0.16%           N/A
             0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A
             0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A
             0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A
             0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A
             0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.61%           N/A
             0.03%         0.64%           0.03%
Core Bond . . . . . . . . . . . . . . .     0.70%           N/A
             0.10%         0.80%            N/A
Global Bond . . . . . . . . . . . . . .     0.85%           N/A
             0.10%         0.95%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A
             0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A
             0.06%         0.31%           0.06



AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A
             0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%
            0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%
            0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%
            0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%
            0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%
            0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A
             0.17%         1.07%           1.59%



NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999 .

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

       " CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.
     All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.)
  Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "the minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -0.80%, 5.15% and 11.10%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trust, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.71%, and (2) an assumed average asset charge for all other operating expenses of the Trust equivalent to an effective annual rate of 0.9%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243
       270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736
       814        0          0          54
   3          2,516      100,000   100,000    100,000    1,091      1,241
     1,404      331        481         644
   4          3,439      100,000   100,000    100,000    1,502      1,757
     2,045      742        997       1,285
   5          4,409      100,000   100,000    100,000    1,895      2,284
     2,739    1,135      1,524       1,979
   6          5,428      100,000   100,000    100,000    2,270      2,821
     3,493    1,662      2,213       2,885
   7          6,497      100,000   100,000    100,000    2,622      3,366
     4,309    2,090      2,834       3,777
   8          7,620      100,000   100,000    100,000    2,954      3,920
     5,195    2,498      3,464       4,739
   9          8,799      100,000   100,000    100,000    3,262      4,480
     6,156    2,958      4,176       5,852
  10         10,037      100,000   100,000    100,000    3,546      5,046
     7,199    3,394      4,894       7,047
  11         11,337      100,000   100,000    100,000    3,840      5,658
     8,379    3,840      5,658       8,379
  12         12,702      100,000   100,000    100,000    4,112      6,280
     9,670    4,112      6,280       9,670
  13         14,135      100,000   100,000    100,000    4,358      6,911
    11,080    4,358      6,911      11,080
  14         15,640      100,000   100,000    100,000    4,577      7,550
    12,624    4,577      7,550      12,624
  15         17,220      100,000   100,000    100,000    4,766      8,194
    14,313    4,766      8,194      14,313
  16         18,879      100,000   100,000    100,000    4,982      8,901
    16,220    4,982      8,901      16,220
  17         20,621      100,000   100,000    100,000    5,158      9,606
    18,305    5,158      9,606      18,305
  18         22,450      100,000   100,000    100,000    5,280     10,298
    20,579    5,280     10,298      20,579
  19         24,370      100,000   100,000    100,000    5,347     10,974
    23,063    5,347     10,974      23,063
  20         26,387      100,000   100,000    100,000    5,359     11,634
    25,787    5,359     11,634      25,787
  25         38,086      100,000   100,000    100,000    4,856     14,966
    44,458    4,856     14,966      44,458
  30         53,018      100,000   100,000    100,000    3,333     18,382
    76,493    3,333     18,382      76,493
  35         72,076           **   100,000    150,762       **     20,917
   131,097       **     20,917     131,097
  40         96,398           **   100,000    232,821       **     20,777
   221,734       **     20,777     221,734
  45        127,441           **   100,000    391,779       **     15,007
   373,122       **     15,007     373,122



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216
        242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679
        753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151
      1,306      249       391          546
   4          3,439      100,000   100,000    100,000    1,392     1,632
      1,903      632       872        1,143
   5          4,409      100,000   100,000    100,000    1,756     2,120
      2,548      996     1,360        1,788
   6          5,428      100,000   100,000    100,000    2,100     2,616
      3,244    1,492     2,008        2,636
   7          6,497      100,000   100,000    100,000    2,422     3,115
      3,995    1,890     2,583        3,463
   8          7,620      100,000   100,000    100,000    2,722     3,619
      4,805    2,266     3,163        4,349
   9          8,799      100,000   100,000    100,000    2,996     4,125
      5,679    2,692     3,821        5,375
  10         10,037      100,000   100,000    100,000    3,248     4,634
      6,623    3,096     4,482        6,471
  11         11,337      100,000   100,000    100,000    3,472     5,141
      7,641    3,472     5,141        7,641
  12         12,702      100,000   100,000    100,000    3,667     5,644
      8,740    3,667     5,644        8,740
  13         14,135      100,000   100,000    100,000    3,831     6,143
      9,927    3,831     6,143        9,927
  14         15,640      100,000   100,000    100,000    3,964     6,636
     11,209    3,964     6,636       11,209
  15         17,220      100,000   100,000    100,000    4,063     7,118
     12,595    4,063     7,118       12,595
  16         18,879      100,000   100,000    100,000    4,125     7,588
     14,094    4,125     7,588       14,094
  17         20,621      100,000   100,000    100,000    4,144     8,038
     15,714    4,144     8,038       15,714
  18         22,450      100,000   100,000    100,000    4,114     8,462
     17,461    4,114     8,462       17,461
  19         24,370      100,000   100,000    100,000    4,031     8,853
     19,348    4,031     8,853       19,348
  20         26,387      100,000   100,000    100,000    3,885     9,201
     21,383    3,885     9,201       21,383
  25         38,086      100,000   100,000    100,000    1,992     9,996
     34,340    1,992     9,996       34,340
  30         53,018           **   100,000    100,000       **     7,897
     54,124       **     7,897       54,124
  35         72,076           **        **    100,000       **        **
     86,586       **        **       86,586
  40         96,398           **        **    148,037       **        **
    140,988       **        **      140,988
  45        127,441           **        **    239,498       **        **
    228,093       **        **      228,093




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,216   100,243    100,269      216        243
       269        0          0           0
   2          1,636      100,660   100,734    100,811      660        734
       811        0          0          51
   3          2,516      101,086   101,236    101,398    1,086      1,236
     1,398      326        476         638
   4          3,439      101,495   101,748    102,034    1,495      1,748
     2,034      735        988       1,274
   5          4,409      101,884   102,269    102,721    1,884      2,269
     2,721    1,124      1,509       1,961
   6          5,428      102,253   102,799    103,465    2,253      2,799
     3,465    1,645      2,191       2,857
   7          6,497      102,599   103,335    104,268    2,599      3,335
     4,268    2,067      2,803       3,736
   8          7,620      102,922   103,876    105,135    2,922      3,876
     5,135    2,466      3,420       4,679
   9          8,799      103,221   104,421    106,071    3,221      4,421
     6,071    2,917      4,117       5,767
  10         10,037      103,494   104,968    107,083    3,494      4,968
     7,083    3,342      4,816       6,931
  11         11,337      103,776   105,557    108,222    3,776      5,557
     8,222    3,776      5,557       8,222
  12         12,702      104,033   106,152    109,462    4,033      6,152
     9,462    4,033      6,152       9,462
  13         14,135      104,263   106,750    110,807    4,263      6,750
    10,807    4,263      6,750      10,807
  14         15,640      104,463   107,350    112,269    4,463      7,350
    12,269    4,463      7,350      12,269
  15         17,220      104,632   107,948    113,858    4,632      7,948
    13,858    4,632      7,948      13,858
  16         18,879      104,829   108,606    115,650    4,829      8,606
    15,650    4,829      8,606      15,650
  17         20,621      104,982   109,252    117,590    4,982      9,252
    17,590    4,982      9,252      17,590
  18         22,450      105,079   109,875    119,682    5,079      9,875
    19,682    5,079      9,875      19,682
  19         24,370      105,116   110,467    121,939    5,116     10,467
    21,939    5,116     10,467      21,939
  20         26,387      105,095   111,029    124,379    5,095     11,029
    24,379    5,095     11,029      24,379
  25         38,086      104,406   113,628    140,457    4,406     13,628
    40,457    4,406     13,628      40,457
  30         53,018      102,693   115,755    166,123    2,693     15,755
    66,123    2,693     15,755      66,123
  35         72,076           **   115,986    206,323       **     15,986
   106,323       **     15,986     106,323
  40         96,398           **   111,858    268,641       **     11,858
   168,641       **     11,858     168,641
  45        127,441           **   100,135    365,665       **        135
   265,665       **        135     265,665



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215
       241         0         0           0
   2          1,636      100,606   100,677    100,751      606       677
       751         0         0           0
   3          2,516      101,005   101,147    101,301    1,005     1,147
     1,301       245       387         541
   4          3,439      101,385   101,624    101,893    1,385     1,624
     1,893       625       864       1,133
   5          4,409      101,745   102,107    102,531    1,745     2,107
     2,531       985     1,347       1,771
   6          5,428      102,084   102,595    103,218    2,084     2,595
     3,218     1,476     1,987       2,610
   7          6,497      102,400   103,086    103,956    2,400     3,086
     3,956     1,868     2,554       3,424
   8          7,620      102,692   103,579    104,749    2,692     3,579
     4,749     2,236     3,123       4,293
   9          8,799      102,958   104,070    105,600    2,958     4,070
     5,600     2,654     3,766       5,296
  10         10,037      103,200   104,561    106,515    3,200     4,561
     6,515     3,048     4,409       6,363
  11         11,337      103,413   105,048    107,497    3,413     5,048
     7,497     3,413     5,048       7,497
  12         12,702      103,594   105,527    108,548    3,594     5,527
     8,548     3,594     5,527       8,548
  13         14,135      103,745   105,996    109,676    3,745     5,996
     9,676     3,745     5,996       9,676
  14         15,640      103,861   106,453    110,885    3,861     6,453
    10,885     3,861     6,453      10,885
  15         17,220      103,942   106,895    112,180    3,942     6,895
    12,180     3,942     6,895      12,180
  16         18,879      103,984   107,316    113,567    3,984     7,316
    13,567     3,984     7,316      13,567
  17         20,621      103,982   107,711    115,047    3,982     7,711
    15,047     3,982     7,711      15,047
  18         22,450      103,929   108,069    116,623    3,929     8,069
    16,623     3,929     8,069      16,623
  19         24,370      103,821   108,384    118,299    3,821     8,384
    18,299     3,821     8,384      18,299
  20         26,387      103,648   108,645    120,073    3,648     8,645
    20,073     3,648     8,645      20,073
  25         38,086      101,621   108,779    130,539    1,621     8,779
    30,539     1,621     8,779      30,539
  30         53,018           **   105,576    143,625       **     5,576
    43,625        **     5,576      43,625
  35         72,076           **        **    158,092       **        **
    58,092        **        **      58,092
  40         96,398           **        **    170,300       **        **
    70,300        **        **      70,300
  45        127,441           **        **    170,901       **        **
    70,901        **        **      70,901



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243
       270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736
       814        0          0          54
   3          2,516      100,000   100,000    100,000    1,091      1,241
     1,404      331        481         644
   4          3,439      100,000   100,000    100,000    1,502      1,757
     2,045      742        997       1,285
   5          4,409      100,000   100,000    100,000    1,895      2,284
     2,739    1,135      1,524       1,979
   6          5,428      100,000   100,000    100,000    2,270      2,821
     3,493    1,662      2,213       2,885
   7          6,497      100,000   100,000    100,000    2,622      3,366
     4,309    2,090      2,834       3,777
   8          7,620      100,000   100,000    100,000    2,954      3,920
     5,195    2,498      3,464       4,739
   9          8,799      100,000   100,000    100,000    3,262      4,480
     6,156    2,958      4,176       5,852
  10         10,037      100,000   100,000    100,000    3,546      5,046
     7,199    3,394      4,894       7,047
  11         11,337      100,000   100,000    100,000    3,840      5,658
     8,379    3,840      5,658       8,379
  12         12,702      100,000   100,000    100,000    4,112      6,280
     9,670    4,112      6,280       9,670
  13         14,135      100,000   100,000    100,000    4,358      6,911
    11,080    4,358      6,911      11,080
  14         15,640      100,000   100,000    100,000    4,577      7,550
    12,624    4,577      7,550      12,624
  15         17,220      100,000   100,000    100,000    4,766      8,194
    14,313    4,766      8,194      14,313
  16         18,879      100,000   100,000    100,000    4,982      8,901
    16,220    4,982      8,901      16,220
  17         20,621      100,000   100,000    100,000    5,158      9,606
    18,305    5,158      9,606      18,305
  18         22,450      100,000   100,000    100,000    5,280     10,298
    20,579    5,280     10,298      20,579
  19         24,370      100,000   100,000    100,000    5,347     10,974
    23,063    5,347     10,974      23,063
  20         26,387      100,000   100,000    100,000    5,359     11,634
    25,787    5,359     11,634      25,787
  25         38,086      100,000   100,000    100,000    4,856     14,966
    44,458    4,856     14,966      44,458
  30         53,018      100,000   100,000    129,120    3,333     18,382
    75,864    3,333     18,382      75,864
  35         72,076           **   100,000    191,025       **     20,917
   126,206       **     20,917     126,206
  40         96,398           **   100,000    281,747       **     20,777
   205,835       **     20,777     205,835
  45        127,441           **   100,000    418,451       **     15,007
   331,420       **     15,007     331,420



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value
                Surrender Value
                         -----------------------------
 -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical
Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return
of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------
 -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12%
Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------
 ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216
        242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679
        753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151
      1,306      249       391          546
   4          3,439      100,000   100,000    100,000    1,392     1,632
      1,903      632       872        1,143
   5          4,409      100,000   100,000    100,000    1,756     2,120
      2,548      996     1,360        1,788
   6          5,428      100,000   100,000    100,000    2,100     2,616
      3,244    1,492     2,008        2,636
   7          6,497      100,000   100,000    100,000    2,422     3,115
      3,995    1,890     2,583        3,463
   8          7,620      100,000   100,000    100,000    2,722     3,619
      4,805    2,266     3,163        4,349
   9          8,799      100,000   100,000    100,000    2,996     4,125
      5,679    2,692     3,821        5,375
  10         10,037      100,000   100,000    100,000    3,248     4,634
      6,623    3,096     4,482        6,471
  11         11,337      100,000   100,000    100,000    3,472     5,141
      7,641    3,472     5,141        7,641
  12         12,702      100,000   100,000    100,000    3,667     5,644
      8,740    3,667     5,644        8,740
  13         14,135      100,000   100,000    100,000    3,831     6,143
      9,927    3,831     6,143        9,927
  14         15,640      100,000   100,000    100,000    3,964     6,636
     11,209    3,964     6,636       11,209
  15         17,220      100,000   100,000    100,000    4,063     7,118
     12,595    4,063     7,118       12,595
  16         18,879      100,000   100,000    100,000    4,125     7,588
     14,094    4,125     7,588       14,094
  17         20,621      100,000   100,000    100,000    4,144     8,038
     15,714    4,144     8,038       15,714
  18         22,450      100,000   100,000    100,000    4,114     8,462
     17,461    4,114     8,462       17,461
  19         24,370      100,000   100,000    100,000    4,031     8,853
     19,348    4,031     8,853       19,348
  20         26,387      100,000   100,000    100,000    3,885     9,201
     21,383    3,885     9,201       21,383
  25         38,086      100,000   100,000    100,000    1,992     9,996
     34,340    1,992     9,996       34,340
  30         53,018           **   100,000    100,000       **     7,897
     54,124       **     7,897       54,124
  35         72,076           **        **    128,038       **        **
     84,592       **        **       84,592
  40         96,398           **        **    175,144       **        **
    127,954       **        **      127,954
  45        127,441           **        **    237,023       **        **
    187,726       **        **      187,726



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of our Directors and Executive Officers of JHVLICO            45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of theTrust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behlaf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, and 3% of any additional premium paid in the first policy year and thereafter. In addition, a "trail" commission is payable at the end of policy year 5 and annually each year thereafter equal to .15% of that portion of account value allocated to the variable investment options for the applicable policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 19, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under

Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill . . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                        =======    ======    =======    ======


See condensed notes to the financial
 statements (unaudited).


 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                            -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                            -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
    investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                            -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                            =======    =======


See condensed notes to the financial statements
(unaudited).

 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                           ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                           ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited).

 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended
 December 31, 2000.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
 John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of
 Massachusetts Division of Insurance.


                                                            ERNST & YOUNG LLP

Boston, Massachusetts
 March 10, 2000

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                             250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                         ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                         =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                          10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                         ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

         STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED
DECEMBER 31,
                                                                        1999
                  1998
                                                                        ---------
             ---------
                                                                       (IN
MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .
                         $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .
                  136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4
                  618.1
 ---------
                                                                          --------
                                                                             1,692.2
                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9
                       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8
                       1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4
                       274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5
                   28.1
                                                               ----------
           --------
                                                               1,573.6
                1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6
                       49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9
                   33.1
                                                               ----------
           --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7
                   16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)
                  (0.6)
                                                               ----------
           --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0
                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)
                 (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)
                  (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)
                  (0.5)
                                                               ----------
            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)
                $ (49.2)
                                                               ==========
           ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                     -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                     -------      -----------

 Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                     -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

   The significant accounting practices of the Company are as follows:

  Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

  Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

   Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

   Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

  Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.  See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

  Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2%
 interest for policies issued in 1995 through 1999.

  Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
  The federal income

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in
 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the
 Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity.  No such refinements were made during 1999 or 1998.

  Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

 2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final  contingent payment to CPAL of $1.5 million during 1998.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and
 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





 3. NET INVESTMENT INCOME

 Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                       ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

 Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                     ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                       ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the
 Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by
 $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 6. INVESTMENTS

 The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------
   ---------
                          (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1
            5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1
             2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1
            14.6
Corporate securities             964.9         13.0                59.4
           918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8
          222.1
                        --------         -----              ------
             --------

Total bonds . . . . .
                        ========         =====              ======
             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0
             5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0
             3.5
Corporate securities             925.2         50.4                15.0
           960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1
           262.2
                        --------         -----              ------
             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======
            ========

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                           (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                         986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                      --------        ---------


                                                     $1,216.3
                                                      ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled
 $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
  PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
 Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                             West North Central     16.6

                                             West South Central     48.6


                                            Other                   3.5
    ------


                                $433.1                                $433.1
    ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

 8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


  NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999
                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------
                         ---------    ---------
                                           (IN MILLIONS)

Futures contracts to
                                                                      $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6
              $(0.5)
Interest rate swap
                                                                         (17.7)
 agreements             $965.0  $365.0          --        11.5
                  --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6
                  3.1
Currency rate swap
                                                                          (3.3)
 agreements               15.8    15.8          --        (1.6)
                 --

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to
 2008.  The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                         (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
      --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the
 Company so that the Company's total stockholder's equity would not be impacted.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
    Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
    Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the
 Company in estimating its fair value disclosures are described in Note 1.

 12. SUBSEQUENT EVENTS

 REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on
 Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                          UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               SECOND QUARTER 2000

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2000


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------    ----------   -------------   ----------
ASSETS
Cash. . . . . . . . .   $         --  $         --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    176,581,445   234,710,166    30,279,715     15,146,841
Policy loans and
 accrued interest
 receivable . . . . .     23,134,622    58,001,138     3,128,604             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         10,411     1,388,616        55,752             --
 M Fund Inc.. . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets. . . . .    199,726,478   294,099,920    33,464,071     15,146,841
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .          2,452         3,267           447            245
Asset charges payable            474         1,189            --             --
                        ------------  ------------   -----------    -----------
Total liabilities . .          2,926         4,456           447            245
                        ------------  ------------   -----------    -----------
Net assets. . . . . .   $199,723,552  $294,095,464   $33,463,624    $16,146,596
                        ============  ============   ===========    ===========




                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Cash. . . . . . . . . . .   $       --  $        --  $        --   $        --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . . .    1,009,123   26,659,950   10,182,562    62,828,554
Policy loans and accrued
 interest receivable. . .           --           --           --    13,821,060
Receivable from:
 John Hancock Variable
  Series Trust I. . . . .        2,217           --       13,241        32,906
 M Fund Inc.. . . . . . .           --           --           --            --
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,011,340   26,659,950   10,195,803    76,682,520
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . .           17          429          169         2,664
Asset charges payable . .           --           --           --           850
                            ----------  -----------  -----------   -----------
Total liabilities. . . .            17          429          169         3,514
                            ----------  -----------  -----------   -----------
Net assets. . . . . . . .   $1,011,323  $26,659,521  $10,195,634   $76,679,006
                            ==========  ===========  ===========   ===========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                  JUNE 30, 2000


                                       SMALL/MID
                          MID CAP         CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                         ----------   ----------   -----------     ----------
ASSETS
Cash. . . . . . . . .   $         --  $        --  $        --   $           --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,655,397   12,697,945   12,765,326    1,054,098,419
Policy loans and
 accrued interest
 receivable . . . . .             --           --    2,042,422      192,979,449
Receivable from:
 John Hancock Variable
  Series Trust I. . .          4,035           --           --          712,339
 M Fund Inc.. . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets. . . . .      5,659,432   12,697,945   14,807,748    1,247,790,207
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .             93          208          194           14,546
Asset charges payable             --           --           42            3,955
                        ------------  -----------  -----------   --------------
Total liabilities . .             93          208          236           18,501
                        ------------  -----------  -----------   --------------
Net assets. . . . . .   $  5,659,339  $12,697,737  $14,807,512   $1,247,771,706
                        ============  ===========  ===========   ==============




                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -------------
ASSETS
Cash. . . . . . . . .    $         --  $       --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     412,811,976   1,051,732    4,409,122     6,171,237
Policy loans and
 accrued interest
 receivable. . . . . .     79,675,824          --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         979,880       5,435        5,593         4,951
 M Fund Inc.. . . . .              --          --           --            --
                         ------------  ----------   ----------    ----------
Total assets. . . . .     493,467,680   1,057,167    4,414,715     6,176,188
LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company. .           5,741          17           74           100
Asset charges payable .         1,633          --           --            --
                         ------------  ----------   ----------    ----------
Total liabilities. . .          7,374          17           74           100
                         ------------  ----------   ----------    ----------
Net assets. . . . . .    $493,460,306  $1,057,150   $4,414,641    $6,176,088
                         ============  ==========   ==========    ==========



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                  JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS
Cash . . . . . . . . . .   $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    25,463,881   1,610,930    450,305       655,428
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        16,079       6,956         --            --
 M Fund Inc. . . . . . .            --          --         --            --
                           -----------  ----------   --------      --------
Total assets . . . . . .    25,479,960   1,617,886    450,305       655,428
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .           414          27          7            11
Asset charges payable  .            --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities. . . .           414          27          7            11
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $25,479,546  $1,617,859   $450,298      $655,417
                           ===========  ==========   ========      ========




                            FRONTIER     EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES
                          APPRECIATION    EQUITY          II        BOND INDEX
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  -------------   ----------
ASSETS
Cash. . . . . . . . . .     $     --    $       --    $     --       $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . .      897,620     1,185,730     273,330        749,101
Policy loans and accrued
 interest receivable. .           --            --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . . .           --            --         190          4,094
 M Fund Inc.. . . . . .           --            --          --             --
                            --------    ----------    --------       --------
Total assets. . . . . .      897,620     1,185,730     273,520        753,195
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .           15            19           4             12
Asset charges payable .           --            --          --             --
                            --------    ----------    --------       --------
Total liabilities. . .            15            19           4             12
                            --------    ----------    --------       --------
Net assets. . . . . . .     $897,605    $1,185,711    $273,516       $753,183
                            ========    ==========    ========       ========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                  JUNE 30, 2000


                                                                     CLIFTON
                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------   -----------
ASSETS
Cash. . . . . . . . . . . . . . . . . .    $     --    $     --      $    --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .     188,808     295,903       18,155
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --          --           --
Receivable from:
 John Hancock Variable Series Trust I .         285       2,023           --
 M Fund Inc.. . . . . . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total assets. . . . . . . . . . . . . .     189,093     297,926       18,155
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company. . . . . . . . . . .           3           5           --
Asset charges payable . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total liabilities . . . . . . . . . . .           3           5           --
                                           --------    --------      -------
Net assets. . . . . . . . . . . . . . .    $189,090    $297,921      $18,155
                                           ========    ========      =======



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       STATEMENTS OF OPERATIONS (UNAUDITED)

                         YEARS AND PERIODS ENDED JUNE 30,


                                                   LARGE CAP GROWTH SUBACCOUNT
              ACTIVE BOND SUBACCOUNT
                                              -------------------------------------
 ---------------------------------------
                                                 2000         1999         1998
        2000          1999           1998
                                              -----------  -----------
 -----------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . .   $   193,334  $24,007,195
 $11,641,271  $7,284,647   $ 17,792,726    $19,685,096
 M Fund Inc.. . . . . . . . . . . . . . . .            --           --
          --          --             --             --
Interest income on policy loans . . . . . .       744,736    1,211,333
   1,008,607   2,113,683      4,084,783      4,027,376
                                              -----------  -----------
 -----------  ----------   ------------    -----------
Total investment income . . . . . . . . . .       938,070   25,218,528
  12,649,878   9,398,330     21,877,509     23,712,472
Expenses:
 Mortality and expense risks. . . . . . . .       504,066      828,714
     624,665     805,912      1,643,861      1,624,615
                                              -----------  -----------
 -----------  ----------   ------------    -----------
Net investment income . . . . . . . . . . .       434,004   24,389,814
  12,025,213   8,592,418     20,233,648     22,087,857
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain. . . . . . . . . . . . .     2,032,851    4,239,424
   3,520,199     (29,483)       192,098      1,600,539
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     7,172,532    1,727,703
  18,509,310     505,228    (20,304,536)    (2,317,324)
                                              -----------  -----------
 -----------  ----------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     9,205,383    5,967,127
  22,029,509     475,745    (20,112,438)      (716,785)
                                              -----------  -----------
 -----------  ----------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 9,639,387  $30,356,941
 $34,054,722  $9,068,163   $    121,210    $21,371,072
                                              ===========  ===========
 ===========  ==========   ============    ===========




                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ---------------------------------------------------------------
                                         2000                       1999
       1998
                        ---------------------------------------  ----------
 ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. .     $                              260,035   $  917,904
 $3,394,842
 M Fund Inc.. . . .                                         --           --
         --
Interest income on
 policy loans. . . .                                   106,675      179,345
    170,285
                        --------------------------------------   ----------
 ----------
Total investment
 income. . . . . . .                                   366,710    1,097,249
  3,565,127
Expenses:
 Mortality and expense
  risks. . . . . . .                                    91,898      147,126
    124,891
                        --------------------------------------   ----------
 ----------
Net investment income
 (loss). . . . . . .                                   274,812      950,123
  3,440,236
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                                    816,122      168,248
    148,419
 Net unrealized
  appreciation
  (depreciation)
  during the period.                                (2,574,516)   5,712,567
    105,161
                        --------------------------------------   ----------
 ----------
Net realized and
 unrealized gain
 (loss) on investments                              (1,758,394)   5,880,815
    253,580
                        --------------------------------------   ----------
 ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $                           (1,483,582)  $6,830,938
 $3,693,816
                        ======================================   ==========
 ==========
                                    SMALL CAP GROWTH SUBACCOUNT
                        ----------------------------------------------------
                                    2000                   1999        1998
                        ------------------------------  ----------  -----------


Investment income:
Distributions received
 from:
 John Hancock Variable  $                         --    $1,272,230   $     --
  Series Trust I. .
 M Fund Inc.. . . .                               --            --         --
Interest income on
 policy loans. . . .                              --            --         --
                        ----------------------------    ----------   --------
Total investment                                  --     1,272,230         --
 income. . . . . . .
Expenses:
 Mortality and expense
  risks. . . . . . .                          40,116        37,386     20,335
                        ----------------------------    ----------   --------
Net investment income                        (40,116)    1,234,844    (20,335)
 (loss). . . . . . .
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                        1,170,187       491,241     55,393
 Net unrealized
  appreciation                              (647,342)    2,317,857    518,731
  (depreciation)        ----------------------------    ----------   --------
  during the period.
Net realized and
 unrealized gain                             522,845
 (loss) on investments  ----------------------------     2,809,098    574,124
                                                        ----------   --------
Net increase
 (decrease) in net      $                    482,729    $4,043,942   $553,789
 assets resulting from  ============================    ==========   ========
 operations. . . . .

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                           GLOBAL BALANCED SUBACCOUNT            MID CAP GROWTH
SUBACCOUNT
                        ---------------------------------
  ------------------------------------
                          2000        1999        1998         2000
         1999         1998
                        ----------  ----------  ----------  ------------
 ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  13,766   $  99,184   $  57,587   $        --
  $2,117,559   $  461,919
 M Fund Inc.. . . . .          --          --          --            --
          --           --
Interest income on
 policy loans . . . .          --          --          --            --
          --           --
                        ---------   ---------   ---------   -----------
  ----------   ----------
Total investment
 income . . . . . . .      13,766      99,184      57,587            --
   2,117,559      461,919
Expenses:
 Mortality and expense
  risks . . . . . . .       2,953       6,368       4,696        74,097
      58,898       16,758
                        ---------   ---------   ---------   -----------
  ----------   ----------
Net investment income
 (loss) . . . . . . .      10,813      92,816      52,891       (74,097)
  2,058,661      445,161
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (8,124)      4,711      (4,506)    1,167,801
     773,222       73,958
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (52,902)    (38,997)     78,455    (2,810,779)
  6,801,000      647,137
                        ---------   ---------   ---------   -----------
  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .     (61,026)    (34,286)     73,949    (1,642,978)
  7,574,222      721,095
                        ---------   ---------   ---------   -----------
  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (50,213)  $  58,530   $ 126,840   $(1,717,075)
 $9,632,883   $1,166,256
                        =========   =========   =========   ===========
  ==========   ==========




                           LARGE CAP VALUE SUBACCOUNT            MONEY MARKET
SUBACCOUNT
                        ---------------------------------
  ----------------------------------
                          2000        1999        1998         2000        1999
        1998
                        ----------  ----------  ----------  ----------
 ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 110,055   $ 648,532   $ 433,626   $1,779,484
 $2,943,852   $2,888,490
 M Fund Inc.. . . . .          --          --          --           --
         --           --
Interest income on
 policy loans. . . .           --          --          --      497,245
    985,509      973,241
                        ---------   ---------   ---------   ----------
 ----------   ----------
Total investment
 income. . . . . . .      110,055     648,532     433,626    2,276,729
  3,929,361    3,861,731
Expenses:
 Mortality and expense
  risks. . . . . . .       29,450      54,610      44,753      209,439
    411,487      380,002
                        ---------   ---------   ---------   ----------
 ----------   ----------
Net investment income      80,605     593,922     388,873    2,067,290
  3,517,874    3,481,729
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,671)    165,556     673,582           --
         --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period.     (324,239)   (569,216)   (479,093)          --
         --           --
                        ---------   ---------   ---------   ----------
 ----------   ----------

Net realized and
 unrealized gain
 (loss) on
 investments. . . . .    (325,910)   (403,660)    194,489           --
         --           --
                        ---------   ---------   ---------   ----------
 ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(245,305)  $ 190,262   $ 583,362   $2,067,290
 $3,517,874   $3,481,729
                        =========   =========   =========   ==========
 ==========   ==========



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                                  MID CAP VALUE SUBACCOUNT
               SMALL/MID CAP GROWTH SUBACCOUNT
                                           --------------------------------------
  ---------------------------------------------
                                              2000         1999          1998
          2000            1999             1998
                                           -----------  -----------
 -------------  --------------  --------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. .   $   12,329   $   31,306   $
    40,338   $          --   $   1,903,687    $     217,686
 M Fund Inc. . . . . . . . . . . . . . .           --           --
            --              --              --               --
Interest income on policy loans. . . . .           --           --
            --              --              --               --
                                           ----------   ----------
  ------------   -------------   -------------    -------------
Total investment income. . . . . . . . .       12,239       31,306
        40,338              --       1,903,687          217,686
Expenses:
 Mortality and expense risks . . . . . .       16,367       29,798
        23,760          36,428          69,847           63,334
                                           ----------   ----------
  ------------   -------------   -------------    -------------
Net investment income (loss) . . . . . .       (4,038)       1,508
        16,578         (36,428)      1,833,840          154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss). . . . . . . .      (35,806)    (241,740)
     (422,902)       (331,677)        (13,020)          56,968
 Net unrealized appreciation
  (depreciation) during the period . . .      329,004      469,537
      (260,362)      1,329,781      (1,274,161)         334,213
                                           ----------   ----------
  ------------   -------------   -------------    -------------
Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . . .      293,198      227,797
      (683,264)        998,104      (1,287,181)         391,181
                                           ----------   ----------
  ------------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $  289,160   $  229,305   $
  (666,686)  $     961,676   $     546,659    $     545,533
                                           ==========   ==========
  ============   =============   =============    =============




                                                   REAL ESTATE EQUITY SUBACCOUNT
              GROWTH & INCOME SUBACCOUNT
                                               --------------------------------------
  -----------------------------------------
                                                  2000         1999
         1998           2000           1999           1998
                                               -----------  ------------
 ------------  -------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I          $  331,794   $   771,050   $
  817,633   $  5,332,033   $124,750,392   $ 96,326,313
 M Fund Inc.. . . .                                    --            --
           --             --             --             --
Interest income on policy loans                    67,503       131,461
      145,212      6,953,633     12,877,539     11,727,553
                                               ----------   -----------
  -----------   ------------   ------------   ------------
Total investment income                           399,297       902,511
      962,845     12,285,666    137,627,931    108,053,866
Expenses:
 Mortality and expense risks                       39,508        78,893
       86,610      3,349,588      6,531,512      5,589,689
                                               ----------   -----------
  -----------   ------------   ------------   ------------
Net investment income                             359,789       823,618
      876,235      8,936,078    131,096,419    102,464,177
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)                        (225,511)      123,591
      442,876     16,053,184     22,802,197     22,835,488
 Net unrealized appreciation (depreciation)
  during the period.                            1,416,393    (1,106,755)
  (3,720,942)   (26,767,597)     7,687,109    112,457,395
                                               ----------   -----------
  -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments. . . .                             1,190,882      (983,164)
  (3,278,066)   (10,714,413)    30,489,306    135,292,883
                                               ----------   -----------
  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                     $1,550,671   $  (159,546)
 $(2,401,831)  $ (1,778,335)  $161,585,725   $237,757,060
                                               ==========   ===========
  ===========   ============   ============   ============


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                  MANAGED SUBACCOUNT                 SHORT-TERM
BOND SUBACCOUNT
                        ---------------------------------------
 ----------------------------------
                           2000          1999          1998         2000
        1999         1998
                        ------------  ------------  -----------  -----------
 -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 6,314,681   $39,951,885   $37,907,821  $   31,666   $
  53,689    $ 31,261
 M Fund Inc.. . . . .            --            --            --          --
          --          --
Interest income on
 policy loans . . . .     2,787,957     5,217,121     4,949,021          --
          --          --
                        -----------   -----------   -----------  ----------
  ----------    --------
Total investment
 income . . . . . . .     9,102,638    45,169,006    42,856,842      31,666
      53,689      31,261
Expenses:
 Mortality and expense
  risks . . . . . . .     1,333,143     2,636,085     2,381,406       3,022
       5,065       3,052
                        -----------   -----------   -----------  ----------
  ----------    --------
Net investment income     7,769,495    42,532,921    40,475,436      28,644
      48,624      28,209
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     3,653,026     5,060,826     5,853,076     (12,368)
     (3,107)      2,008
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (5,191,852)   (9,288,287)   24,834,482      10,583
     (23,648)     (5,287)
                        -----------   -----------   -----------  ----------
  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   (1,538,826)   (4,227,461)   30,687,558      (1,785)
    (26,755)     (3,279)
                        -----------   -----------   -----------  ----------
  ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,230,669   $38,305,460   $71,162,994  $   26,859   $
  21,869    $ 24,930
                        ===========   ===========   ===========  ==========
  ==========    ========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL
OPPORTUNITIES SUBACCOUNT
                        ---------------------------------
  ---------------------------------------
                          2000        1999        1998          2000
           1999          1998
                        ----------  ----------  ----------  --------------
 ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  37,168   $  97,290   $  24,781    $    21,730     $
 354,646     $ 27,799
 M Fund Inc.. . . . .          --          --          --             --
            --           --
Interest income on
 policy loans. . . .           --          --          --             --
            --           --
                        ---------   ---------   ---------    -----------
    ----------     --------
Total investment
 income. . . . . . .       37,168      97,290      24,781         21,730
       354,646       27,799
Expenses:
 Mortality and expense
  risks. . . . . . .       12,591      24,661      23,711         16,957
        24,257       19,481
                        ---------   ---------   ---------    -----------
    ----------     --------
Net investment income      24,577      72,629       1,070          4,773
       330,389        8,318
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (147,622)   (217,582)     61,917        703,918
       123,861       64,757
 Net unrealized
  appreciation
  (depreciation)
  during the period.      160,413     (40,472)   (364,339)      (929,318)
      839,140      339,709
                        ---------   ---------   ---------    -----------
    ----------     --------
Net realized and
 unrealized gain
 (loss) on investments     12,791    (258,054)   (302,422)     (225,400)
       963,001      404,466
                        ---------   ---------   ---------    -----------
    ----------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $  37,368   $(185,425)  $(301,352)   $ (220,627)
    $1,293,390     $412,784
                        =========   =========   =========    ===========
    ==========     ========


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT            GLOBAL BOND
SUBACCOUNT
                        ------------------------------------
 ------------------------------
                           2000          1999        1998       2000       1999
       1998
                        ------------  ----------  ----------  ---------
 ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $   132,815   $  921,698  $  367,284  $ 25,777   $
 91,316    $62,244
 M Fund Inc.. . . . .            --           --          --        --
         --         --
Interest income on
 policy loans . . . .            --           --          --        --
         --         --
                        -----------   ----------  ----------  --------
  ---------    -------
Total investment
 income . . . . . . .       132,815      921,698     367,284    25,777
     91,316     62,244
Expenses:
 Mortality and expense
  risks . . . . . . .        70,140      103,983      60,274     4,763
      9,736      7,516
                        -----------   ----------  ----------  --------
  ---------    -------
Net investment income        62,675      817,715     307,010    21,014
     81,580     54,728
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       339,524      471,802     132,619   (37,534)
    (1,996)    32,917
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (498,165)   2,019,913   2,082,107    58,703
   (126,001)    11,342
                        -----------   ----------  ----------  --------
  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments    (156,641)    2,491,715   2,214,726    21,169
   (127,997)    44,259
                        -----------   ----------  ----------  --------
  ---------    -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .   $    95,966   $3,309,430  $2,521,736  $ 42,183   $
(46,417)   $98,987
                        ===========   ==========  ==========  ========
  =========    =======




                                                           BRANDES INTERNATIONAL
EQUITY
                        TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                        ------------------------------
  ------------------------------
                          2000        1999       1998      2000        1999
       1998
                        ----------  ---------  --------  ---------  ----------
 -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  5,157    $     --   $    --    $ 8,114    $     --
    $    --
 M Fund Inc.. . . . .         --      38,038     5,535         --      18,453
     13,237
Interest income on
 policy loans . . . .         --          --        --         --          --
         --
                        --------    --------   -------    -------    --------
    -------
Total investment
 income . . . . . . .      5,157      38,038     5,535      8,114      18,453
     13,237
Expenses:
 Mortality and expense
  risks . . . . . . .      1,625       2,102     1,022      1,740       1,904
      1,143
                        --------    --------   -------    -------    --------
    -------
Net investment income      3,532      35,936     4,513      6,374      16,549
     12,094
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain. .    101,050      44,245    14,364      6,519       7,704
      1,184
 Net unrealized
  appreciation

  (depreciation)
  during the period .    (85,212)     37,727    49,605     13,873     119,400
     15,813
                        --------    --------   -------    -------    --------
    -------
Net realized and
 unrealized gain on
 investments. . . . .     15,838      81,972    63,969     20,392     127,104
     16,997
                        --------    --------   -------    -------    --------
    -------
Net increase in net
 assets resulting from
 operations . . . . .   $ 19,370    $117,908   $68,482    $26,766    $143,653
    $29,091
                        ========    ========   =======    =======    ========
    =======



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                        FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ------------------------------
 --------------------------
                          2000       1999      1998       2000       1999
    1998
                        ---------  --------  ---------  ---------  --------
 -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 24,107   $     --  $     --   $     --   $ 13,510   $
  1
 M Fund Inc.. . . . .         --     20,787     1,888         --         --
     --
Interest income on
 policy loans . . . .         --         --        --         --         --
     --
                        --------   --------  --------   --------   --------
  -----
Total investment
 income . . . . . . .     24,107     20,787     1,888         --     13,510
      1
Expenses:
 Mortality and expense
  risks . . . . . . .      2,641      3,019     2,096      2,736        720
     --
                        --------   --------  --------   --------   --------
  -----
Net investment income
 (loss) . . . . . . .     21,466     17,768      (208)    (2,736)    12,790
      1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     82,236     22,678    12,123    (12,180)     5,339
     --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,210)   164,599   (17,930)   (76,126)    86,570
     10
                        --------   --------  --------   --------   --------
  -----
Net realized and
 unrealized gain
 (loss) on investments    70,026    187,277    (5,807)   (88,306)    91,909
     10
                        --------   --------  --------   --------   --------
  -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 91,492   $205,045  $ (6,015)  $(91,042)  $104,699   $
 11
                        ========   ========  ========   ========   ========
  =====




                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------
 --------------------------
                           2000        1999      1998*    2000       1999
     1998*
                        -----------  ---------  -------  --------  ---------
 --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .    $  2,705     $   508     $ 1    $24,785   $ 17,417    $
149
 M Fund Inc.. . . . .          --          --      --         --         --
      --
Interest income on
 policy loans. . . .           --          --      --         --         --
      --
                         --------     -------     ---    -------   --------
   -----
Total investment
 income. . . . . . .        2,705         508       1     24,785     17,417
     149
Expenses:
 Mortality and expense
  risks. . . . . . .          588         267      --      2,044      1,565
       3
                         --------     -------     ---    -------   --------
   -----
Net investment income       2,117         241       1     22,741     15,852
     146
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain

  (loss). . . . . . .      13,157         602       1     (2,201)    (1,422)
     (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)     13,424      45      7,287    (22,820)
   (196)
                         --------     -------     ---    -------   --------
   -----
Net realized and
 unrealized gain
 (loss) on investments       (830)     14,026      46      5,086    (24,242)
   (197)
                         --------     -------     ---    -------   --------
   -----
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .     $  1,287     $14,267     $47    $27,827   $ (8,390)   $
(51)
                         ========     =======     ===    =======   ========
   =====



---------
 * From May 1, 1998 (commencement of operations).

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MID CAP               HIGH YIELD
                              CORE SUBACCOUNT           BOND SUBACCOUNT
                           -----------------------  -------------------------
                            2000      1999   1998*    2000      1999     1998*
                           --------  ------  -----  ---------  -------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . .   $   298   $6,810  $ --   $  9,291   $2,748    $ 19
 M Fund Inc. . . . . . .        --       --    --         --       --      --
Interest income on policy
 loans . . . . . . . . .        --       --    --         --       --      --
                           -------   ------  ----   --------   ------    ----
Total investment income.       298    6,810    --      9,291    2,748      19
Expenses:
 Mortality and expense
  risks. . . . . . . . .       440      178    --        667      206       1
                           -------   ------  ----   --------   ------    ----
Net investment income
 (loss). . . . . . . . .      (142)   6,632    --      8,624    2,542      18
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)   10,745      252    --     (8,649)    (186)     --
 Net unrealized
  appreciation
  (depreciation) during
  the period . . . . . .    (5,954)   3,005     6     (2,045)    (511)    (26)
                           -------   ------  ----   --------   ------    ----
Net realized and
 unrealized gain (loss)
 on investments. . . . .     4,791    3,257     6    (10,694)    (697)    (26)
                           -------   ------  ----   --------   ------    ----
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $ 4,649   $9,889  $  6   $ (2,070)  $1,845    $ (8)
                           =======   ======  ====   ========   ======    ====




                                                                 CLIFTON
                                                                ENHANCED
                                                               U.S. EQUITY
                                                               SUBACCOUNT
                                                             ---------------
                                                              2000     1999**
                                                             -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. . . . . . . . . . .   $  475    $1,117
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . . . .       --        --
Interest income on policy loans. . . . . . . . . . . . . .       --        --
                                                             ------    ------
Total investment income. . . . . . . . . . . . . . . . . .      475     1,117
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . .       50         4
                                                             ------    ------
Net investment income. . . . . . . . . . . . . . . . . . .      425     1,113
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss). . . . . . . . . . . . . . . . .      (33)       91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . . .    2,292      (879)
                                                             ------    ------

Net realized and unrealized gain (loss) on investments . .    2,259      (788)
                                                             ------    ------
Net increase in net assets resulting from operations . . .   $2,684    $  325
                                                             ======    ======


---------
* From May 1, 1998 (commencement of operations).
 ** From March 9, 1999 (commencement of operations).

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                         YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT
                    ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------
  ------------------------------------------
                                             2000           1999           1998
          2000           1999            1998
                                         -------------  -------------
 -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    434,004   $ 24,389,814   $
12,025,213   $  8,592,418   $ 20,233,648    $ 22,087,857
 Net realized gains (losses) . . . . .      2,032,851      4,239,424
     3,520,199        (29,483)       192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      7,172,532      1,727,703
    18,509,310        505,228    (20,304,536)     (2,317,324)
                                         ------------   ------------
  ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .      9,639,387     30,356,941
    34,054,722      9,068,163        121,210      21,371,072
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . . . . . .     31,919,256     37,307,814
    21,681,632     11,475,576     26,114,799      32,901,747
 Net benefits to policyholders . . . .    (21,738,362)   (25,817,420)
  (21,510,240)   (20,536,374)   (35,577,616)    (39,577,750)
 Net increase in policy loans. . . . .      2,840,939             --
     2,561,877        967,300             --       1,607,456
                                         ------------   ------------
  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     13,021,833     11,490,394
     2,733,269     (8,093,498)    (9,462,817)     (5,068,547)
                                         ------------   ------------
  ------------   ------------   ------------    ------------
Net increase (decrease) in
 net assets. . . . . . . . . . . . . .     22,661,220     41,847,335
    36,787,991        974,665     (9,341,607)     16,302,525
Net assets at beginning of period. . .    177,062,332    135,214,997
    98,427,006    293,120,799    302,462,406     286,159,881
                                         ------------   ------------
  ------------   ------------   ------------    ------------
Net assets at end of period. . . . . .   $199,723,552   $177,062,332
  $135,214,997   $294,095,464   $293,120,799    $302,462,406
                                         ============   ============
  ============   ============   ============    ============




                                          INTERNATIONAL EQUITY INDEX SUBACCOUNT
        SMALL CAP GROWTH SUBACCOUNT
                                         ---------------------------------------
  --------------------------------------
                                            2000          1999          1998
         2000          1999           1998
                                         ------------  ------------
 ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)            $   274,812   $   950,123   $ 3,440,236
  $   (40,116)  $ 1,234,844    $  (20,335)
 Net realized gains                          816,122       168,248       148,419
    1,170,187       491,241        55,393
 Net unrealized appreciation
  (depreciation) during
  the period. .                           (2,574,516)    5,712,567       105,161
     (647,342)    2,317,857       518,731
                                         -----------   -----------   -----------
  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations                (1,483,582)    6,830,938     3,693,816
      482,729     4,043,942       553,789
From policyholder transactions:
 Net premiums from
  policyholders.                          11,571,448     7,373,967     6,549,988
    8,820,091     4,316,218     2,382,203
 Net benefits to policyholders            (8,784,406)   (6,834,914)
  (5,210,982)   (4,981,803)   (2,206,402)     (998,381)
 Net increase in policy loans                261,125            --        86,200
           --            --            --
                                         -----------   -----------   -----------
  -----------   -----------    ----------
Net increase in net assets resulting
 from policyholder transactions            3,048,167       539,053     1,425,206
    3,838,288     2,109,816     1,383,822
                                         -----------   -----------   -----------
  -----------   -----------    ----------
Net increase (decrease) in
 net assets. . .                           1,564,585     7,369,991     5,119,022
    4,321,017     6,153,758     1,937,611
Net assets at beginning of period         31,899,039    24,529,048    19,410,026
   10,825,578     4,671,820     2,734,209
                                         -----------   -----------   -----------
  -----------   -----------    ----------
Net assets at end of period              $33,463,624   $31,899,039   $24,529,048
  $15,146,595   $10,825,578    $4,671,820
                                         ===========   ===========   ===========
  ===========   ===========    ==========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                           GLOBAL BALANCED SUBACCOUNT
                      MID CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------
  ----------------------------------------------
                                     2000           1999             1998
            2000             1999             1998
                                  ------------  --------------  ----------------
 --------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    10,813   $      92,816   $        52,891
  $     (74,097)  $    2,058,661    $     445,161
 Net realized gains (losses). .        (8,124)          4,711            (4,506)
     1,167,801          773,222           73,958
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       (52,902)        (38,997)           78,455
     (2,810,779)       6,801,000          647,137
                                  -----------   -------------   ---------------
  -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       (50,213)         58,530           126,840
     (1,717,075)       9,632,883        1,166,256
From policyholder transactions:
 Net premiums from policyholders      182,567         377,958           341,482
     12,180,008        8,941,124        3,164,065
 Net benefits to policyholders.      (298,263)       (131,331)         (310,766)
    (4,655,667)      (2,937,257)        (612,975)
 Net increase in policy loans .            --              --                --
             --               --               --
                                  -----------   -------------   ---------------
  -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .      (115,696)        246,627            30,716
      7,524,341        6,003,867        2,551,090
                                  -----------   -------------   ---------------
  -------------   --------------    -------------
Net increase (decrease) in net
 assets . . . . . . . . . . . .      (165,909)        305,157           157,556
      5,807,266       15,636,750        3,717,346
Net assets at beginning of
 period . . . . . . . . . . . .     1,177,232         872,075           714,519
     20,852,255        5,215,505        1,498,159
                                  -----------   -------------   ---------------
  -------------   --------------    -------------
Net assets at end of period . .   $ 1,011,323   $   1,177,232   $       872,075
  $  26,659,521   $   20,852,255    $   5,215,505
                                  ===========   =============   ===============
  =============   ==============    =============




                                                  LARGE CAP VALUE SUBACCOUNT
                  MONEY MARKET SUBACCOUNT
                                           ----------------------------------------
  ------------------------------------------
                                              2000          1999           1998
          2000           1999            1998
                                           ------------  ------------
 -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income                     $    80,605   $   593,922   $
   388,873   $  2,067,290   $  3,517,874    $  3,481,729
 Net realized gains (losses)                    (1,671)      165,556
       673,582             --             --              --
 Net unrealized appreciation
  (depreciation) during the period            (324,239)     (569,216)
     (479,093)            --             --              --
                                           -----------   -----------
  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                    (245,305)      190,262
       583,362      2,067,290      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders             2,039,750     3,166,658
     4,214,076     31,101,772     33,694,123      24,612,731
 Net benefits to policyholders              (1,152,104)   (1,903,017)
   (3,212,048)   (32,846,241)   (30,672,090)    (24,024,723)
 Net increase (decrease) in policy loans            --            --
            --       (282,456)            --         421,166
                                           -----------   -----------
  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      887,646     1,263,641
     1,002,028     (2,026,925)     3,022,033       1,009,174
                                           -----------   -----------
  ------------   ------------   ------------    ------------
Net increase in net assets                     642,341     1,453,903
     1,585,390         40,365      6,539,907       4,490,903
Net assets at beginning of period            9,553,293     8,099,390
     6,514,000     76,638,641     70,098,734      65,607,831
                                           -----------   -----------
  ------------   ------------   ------------    ------------
Net assets at end of period                $10,195,634   $ 9,553,293   $
 8,099,390   $ 76,679,006   $ 76,638,641    $ 70,098,734
                                           ===========   ===========
  ============   ============   ============    ============


 See accompanying notes.
                                        85

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                          MID CAP VALUE SUBACCOUNT
                    SMALL/MID CAP GROWTH SUBACCOUNT
                                  ----------------------------------------
  ---------------------------------------------------
                                     2000          1999           1998
           2000              1999               1998
                                  ------------  ------------  -------------
 ----------------  ----------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (4,038)  $     1,508   $     16,578   $
      (36,428)  $     1,833,840    $       154,352
 Net realized gains (losses). .       (35,806)     (241,740)      (422,902)
        (331,677)          (13,020)            56,968
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       329,004       469,537       (260,362)
       1,329,781        (1,274,161)           334,213
                                  -----------   -----------   ------------
  ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       289,160       229,305       (666,686)
         961,676           546,659            545,533
From policyholder transactions:
 Net premiums from policyholders    1,222,805     1,886,594      5,997,691
        2,015,926         3,493,643          3,953,326
 Net benefits to policyholders.    (1,089,206)   (1,745,112)    (2,912,034)
      (9,689,438)       (3,105,108)        (3,311,846)
 Net increase in policy loans .            --            --             --
               --                --                 --
                                  -----------   -----------   ------------
  ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .       133,599       141,482      3,085,657
         (673,512)          388,535            641,480
                                  -----------   -----------   ------------
  ---------------   ---------------    ---------------
Net increase in net assets. . .       422,759       370,787      2,418,971
          288,164           935,194          1,187,013
Net assets at beginning of
 period . . . . . . . . . . . .     5,236,580     4,865,793      2,446,822
       12,409,573        11,474,379         10,287,366
                                  -----------   -----------   ------------
  ---------------   ---------------    ---------------
Net assets at end of period . .   $ 5,659,339   $ 5,236,580   $  4,865,793   $
   12,697,737   $    12,409,573    $    11,474,379
                                  ===========   ===========   ============
  ===============   ===============    ===============




                                           REAL ESTATE EQUITY SUBACCOUNT
                  GROWTH & INCOME SUBACCOUNT
                                      ---------------------------------------
  ------------------------------------------------
                                         2000          1999          1998
           2000             1999              1998
                                      ------------  ------------  ------------
 ---------------  ---------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income                $   359,789   $   823,618   $   876,235
  $    8,936,078   $  131,096,419    $  102,464,177
 Net realized gains (losses)             (225,511)      123,591       442,876
      16,053,184       22,802,197        22,835,488
 Net unrealized appreciation
  (depreciation) during the period      1,416,393    (1,106,755)   (3,720,942)
    (26,767,597)       7,687,109       112,457,395
                                      -----------   -----------   -----------
  --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from operations       1,550,671      (159,546)   (2,401,831)
     (1,778,335)     161,585,725       237,757,060
From policyholder transactions:
 Net premiums from policyholders        3,954,225     2,304,591     6,295,255
      47,243,335      101,973,160        92,955,980
 Net benefits to policyholders         (4,217,423)   (3,311,591)   (5,507,305)
    (81,355,661)    (133,701,210)     (134,661,151)
 Net increase (decrease) in policy
  loans. . . . .                          141,567            --       (83,216)
      4,922,813               --        18,165,114
                                      -----------   -----------   -----------
  --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions. .                         (121,631)   (1,007,000)      704,734
     (29,189,513)     (31,728,050)      (23,540,057)
Net increase (decrease) in net
 assets. . . . .                        1,429,040    (1,166,546)   (1,697,097)
    (30,967,848)     129,857,675       214,217,003
Net assets at beginning of period      13,378,472    14,545,018    16,242,115
   1,278,739,554    1,148,881,879       934,664,876
Net assets at end of period           $14,807,512   $13,378,472   $14,545,018
  $1,247,771,706   $1,278,739,554    $1,148,881,879
                                      ===========   ===========   ===========
  ==============   ==============    ==============



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                                        MANAGED SUBACCOUNT
                    SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------
  --------------------------------------
                                                2000           1999
          1998          2000         1999           1998
                                            -------------  -------------
 -------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $  7,769,495   $ 42,532,921   $
40,475,436   $   28,644   $    48,624    $    28,209
 Net realized gains (losses). . . . . . .      3,653,026      5,060,826
     5,853,076      (12,368)       (3,107)         2,008
 Net unrealized appreciation
  (depreciation) during the period. . . .     (5,191,852)    (9,288,287)
   24,834,482       10,583       (23,648)        (5,287)
                                            ------------   ------------
  ------------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,230,669     38,305,460
    71,162,994       26,859        21,869         24,930
From policyholder transactions:
 Net premiums from policyholders. . . . .     20,445,777     44,546,082
    40,631,684      241,196       690,849        435,150
 Net benefits to policyholders. . . . . .    (35,113,472)   (55,332,758)
  (55,447,667)    (340,388)     (178,124)      (274,762)
 Net increase in policy loans . . . . . .      1,824,582             --
     5,379,590           --            --             --
                                            ------------   ------------
  ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .    (12,843,113)   (10,786,676)
   (9,436,393)     (99,192)      512,725        160,388
                                            ------------   ------------
  ------------   ----------   -----------    -----------
Net increase (decrease) in net assets . .     (6,612,444)    27,518,784
    61,726,601      (72,333)      534,594        185,318
Net assets at beginning of period . . . .    500,072,750    472,553,966
   410,827,365    1,129,483       594,889        409,571
                                            ------------   ------------
  ------------   ----------   -----------    -----------
Net assets at end of period . . . . . . .   $493,460,306   $500,072,750
  $472,553,966   $1,057,150   $ 1,129,483    $   594,889
                                            ============   ============
  ============   ==========   ===========    ===========




                                               SMALL CAP VALUE SUBACCOUNT
         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------
  ----------------------------------------
                                            2000         1999          1998
          2000          1999           1998
                                         -----------  ------------  ------------
 -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income                   $   24,577   $    72,629   $     1,070
  $      4,773   $   330,389    $     8,318
 Net realized gains (losses)               (147,622)     (217,582)       61,917
       703,918       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period          160,413       (40,472)     (364,359)
     (929,318)      839,140        339,709
                                         ----------   -----------   -----------
  ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                   37,368      (185,425)     (301,372)
     (220,627)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders          1,159,319     1,446,109     2,644,808
     5,362,651     1,632,955      2,203,753
 Net benefits to policyholders             (893,462)   (1,547,128)   (1,288,464)
  (4,276,522)    (1,315,539)    (1,443,700)
 Net increase in policy loans                    --            --            --
            --            --             --
                                         ----------   -----------   -----------
  ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                          265,857      (101,019)    1,356,344
     1,086,129       317,416        760,053
                                         ----------   -----------   -----------
  ------------   -----------    -----------
Net increase (decrease) in net assets       303,225      (286,444)    1,054,972
       865,502     1,610,806      1,172,837
Net assets at beginning of period         4,111,416     4,397,860     3,342,888
     5,310,586     3,699,780      2,526,943
                                         ----------   -----------   -----------
  ------------   -----------    -----------
Net assets at end of period              $4,414,641   $ 4,111,416   $ 4,397,860
  $  6,176,088   $ 5,310,586    $ 3,699,780
                                         ==========   ===========   ===========
  ============   ===========    ===========



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,

                                                          EQUITY INDEX
SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999
         1998
                                                  ------------  ------------
 ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $    62,675   $   817,715   $
  307,010
 Net realized gains (losses). . . . . . . . . .       339,524       471,802
      132,619
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (498,165)    2,019,913
    2,082,107
                                                  -----------   -----------
  -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . .       (95,966)    3,309,430
    2,521,736
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .     5,398,036     7,762,529
    4,632,113
 Net benefits to policyholders. . . . . . . . .    (1,940,148)   (2,563,485)
  (1,120,852)
 Net increase in policy loans . . . . . . . . .            --            --
           --
                                                  -----------   -----------
  -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     3,361,922     5,199,044
    3,511,261
                                                  -----------   -----------
  -----------
Net increase (decrease) in net assets . . . . .    22,117,624     8,508,474
    6,032,997
Net assets at beginning of period . . . . . . .    22,117,624    13,609,150
    7,576,153
                                                  -----------   -----------
  -----------
Net assets at end of period . . . . . . . . . .   $25,479,546   $22,117,624
  $13,609,150
                                                  ===========   ===========
  ===========
                                                         GLOBAL BOND SUBACCOUNT
                                                  -------------------------------------
                                                     2000         1999
         1998
                                                  -----------  -----------
 --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $   21,014   $   81,580    $
   54,728
 Net realized gains (losses). . . . . . . . . .      (37,534)      (1,996)
       32,917
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       58,703     (126,001)
       11,342
                                                  ----------   ----------
   -----------
Net increase (decrease) in net assets resulting       42,183      (46,417)
       98,987
 from operations. . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .      378,645    1,115,699
       798,933
 Net benefits to policyholders. . . . . . . . .     (685,644)    (292,075)
   (1,158,109)
 Net increase in policy loans . . . . . . . . .           --           --
            --
                                                  ----------   ----------
   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     (306,999)     823,624
      (359,176)
                                                  ----------   ----------
   -----------
Net increase (decrease) in net assets . . . . .     (264,816)     777,207
      (260,189)
Net assets at beginning of period . . . . . . .    1,882,675    1,105,468
     1,365,657
                                                  ----------   ----------
   -----------
Net assets at end of period . . . . . . . . . .   $1,617,859   $1,882,675    $
1,105,468
                                                  ==========   ==========
   ===========


                         TURNER CORE GROWTH SUBACCOUNT     BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        --------------------------------
  ----------------------------------------
                          2000        1999        1998        2000          1999
          1998
                        ----------  ----------  ---------  ------------
 ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   3,532   $  35,936   $  4,513    $  6,374      $
16,549       $ 12,094
 Net realized gains.      101,050      44,245     14,364       6,519
        7,704          1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (85,212)     37,727     49,605      13,873
      119,400         15,813
                        ---------   ---------   --------    --------
     --------       --------
Net increase in net
 assets resulting from
 operations. . . . .       19,370     117,908     68,482      26,766
      143,653         29,091
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      265,836     240,351    203,590      59,497
      239,618         55,021
 Net benefits to
  policyholders. . .     (371,100)   (136,661)   (77,651)    (18,974)
     (29,520)       (10,341)
 Net increase in
  policy loans. . .            --          --         --          --
           --             --
                        ---------   ---------   --------    --------
     --------       --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions. . . .     (105,264)    103,690    125,939      40,523
      210,098         44,680
                        ---------   ---------   --------    --------
     --------       --------
Net increase
 (decrease) in net
 assets. . . . . . .      (85,894)    221,598    194,421      67,289
      353,751         73,771
Net assets at
 beginning of period      536,192     314,594    120,173     588,128
      234,377        160,606
                        ---------   ---------   --------    --------
     --------       --------
Net assets at end of
 period. . . . . . .    $ 450,298   $ 536,192   $314,594    $655,417
     $588,128       $234,377
                        =========   =========   ========    ========
     ========       ========


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                                FRONTIER CAPITAL                   EMERGING
MARKETS
                            APPRECIATION SUBACCOUNT               EQUITY
SUBACCOUNT
                        --------------------------------
  ---------------------------------
                          2000        1999       1998         2000         1999
       1998
                        ----------  ---------  ----------  ------------
 ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  21,466   $ 17,768   $    (208)  $    (2,736)  $
 12,790    $     1
 Net realized gains
  (losses). . . . . .      82,236     22,678      12,123       (12,180)
     5,339         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (12,210)   164,599     (17,930)      (76,126)
    86,570         10
                        ---------   --------   ---------   -----------
  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      91,492    205,045      (6,015)      (91,042)
   104,699         11
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     297,090    255,268     128,779     3,936,569
    433,406      2,018
 Net benefits to
  policyholders . . .    (219,651)   (89,136)   (146,083)   (3,055,550)
  (144,400)        --
 Net increase in
  policy loans. . . .          --         --          --            --
       ----         --
                        ---------   --------   ---------   -----------
  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .      77,439    166,132     (17,304)      881,019
    289,006      2,018
                        ---------   --------   ---------   -----------
  ---------    -------
Net increase
 (decrease) in net
 assets . . . . . . .     168,931    371,177     (23,319)      789,977
    393,705      2,029
Net assets at
 beginning of period.     728,674    357,497     380,816       395,734
      2,029         --
                        ---------   --------   ---------   -----------
  ---------    -------
Net assets at end of
 period . . . . . . .   $ 897,605   $728,674   $ 357,497   $ 1,185,711   $
395,734    $ 2,029
                        =========   ========   =========   ===========
  =========    =======




                         INTERNATIONAL OPPORTUNITIES II             BOND INDEX
                                   SUBACCOUNT                       SUBACCOUNT
                        -------------------------------
   -----------------------------
                           2000         1999       1998      2000       1999
      1998
                        -----------  -----------  -------  ---------  ---------
 ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $  2,117     $    241     $  1    $ 22,741   $ 15,852
   $   146
 Net realized gains
  (losses). . . . . .      13,157          602        1      (2,201)    (1,422)
       (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)      13,424       45       7,287    (22,820)
     (196)
                         --------     --------     ----    --------   --------
   -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .        1,287       14,267       47      27,827     (8,390)
      (51)
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      214,628      108,420      915     362,018    412,326
    10,254
 Net benefits to
  policyholders. . .      (54,971)     (11,064)     (13)    (24,425)   (26,307)
      (69)
 Net increase in
  policy loans. . . .          --           --       --          --         --
        --
                         --------     --------     ----    --------   --------
   -------
Net increase in net
 assets resulting from
 policyholder
 transactions. . . .      159,657       97,356      902     337,593    386,019
    10,185
                         --------     --------     ----    --------   --------
   -------
Net increase in net
 assets. . . . . . .      160,944      111,623      949     365,420    377,629
    10,134
Net assets at
 beginning of period.     112,572          949       --     387,763     10,134
        --
                         --------     --------     ----    --------   --------
   -------
Net assets at end of
 period. . . . . . .     $273,516     $112,572     $949    $753,183   $387,763
   $10,134
                         ========     ========     ====    ========   ========
   =======


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MIDCAP                    HIGH YIELD
                             CORE SUBACCOUNT                 BOND SUBACCOUNT
                        ---------------------------
 -------------------------------
                          2000       1999     1998*     2000         1999
     1998*
                        ----------  --------  -----  ------------  ---------
 ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (142)  $ 6,632   $ --   $     8,624   $  2,542    $
  19
 Net realized gains
  (losses). . . . . .      10,745       252     --        (8,649)      (186)
      --
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (5,954)    3,005      6        (2,045)      (511)
     (26)
                        ---------   -------   ----   -----------   --------
   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       4,649     9,889      6        (2,070)     1,845
       (8)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     414,076    97,385    104     1,249,658     98,955
    2,887
 Net benefits to
  policyholders . . .    (329,116)   (7,901)    (2)   (1,040,268)   (13,078)
      --
 Net increase in
  policy loans. . . .           0        --     --             0         --
       --
                        ---------   -------   ----   -----------   --------
   ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      84,960    89,484    102       209,390     85,877
    2,887
                        ---------   -------   ----   -----------   --------
   ------
Net increase in net
 assets . . . . . . .      89,609    99,373    108       207,320     87,722
    2,887
Net assets at
 beginning of period.      99,481       108     --        90,601      2,879
       --
                        ---------   -------   ----   -----------   --------
   ------
Net assets at end of
 period . . . . . . .   $ 189,090   $99,481   $108   $   297,921   $ 90,601
   $2,879
                        ========    ======    ====   ==========    =======
    =====




                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           ------------------
                                                            2000      1999**
                                                           --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . .   $   425    $ 1,113
 Net realized gains (losses) . . . . . . . . . . . . . .       (33)        91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . .      (534)      (879)
                                                           -------    -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . .      (142)       325
From policyholder transactions:
 Net premiums from policyholders . . . . . . . . . . . .     4,452     13,814
 Net benefits to policyholders . . . . . . . . . . . . .      (294)        --
 Net increase in policy loans. . . . . . . . . . . . . .         0         --
                                                           -------    -------
Net increase in net assets resulting from policyholder
 transactions                                                4,158     13,814
                                                           -------    -------

Net increase in net assets . . . . . . . . . . . . . . .     4,016     14,139
Net assets at beginning of period. . . . . . . . . . . .    14,139         --
                                                           -------    -------
Net assets at end of period. . . . . . . . . . . . . . .   $18,155    $14,139
                                                           =======    =======


---------
* From May 1, 1998 (commencement of operations).
 ** From March 9, 1999 (commencement of operations).

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                      YEARS AND PERIODS ENDED JUNE 30, 2000

 1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly,
 Enhanced U.S. Equity). Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

 2. SIGNIFICANT ACCOUNTING POLICIES

  Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

  Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

 3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 are as follows:


        PORTFOLIO           SHARES OWNED      COST           VALUE
        ---------           ------------  ------------  ----------------
Large Cap Growth. . . . .     6,118,549   $133,197,126   $  176,581,445
Active Bond . . . . . . .    25,676,557    250,059,856      234,710,166
International Equity Index    1,637,313     28,032,291       30,279,715
Small Cap Growth. . . . .       751,112     12,755,532       15,146,841
Global Balanced . . . . .        99,987      1,063,151        1,009,123
Mid Cap Growth. . . . . .       951,564     21,827,050       26,659,950
Large Cap Value . . . . .       781,363     10,837,990       10,182,562
Money Market. . . . . . .     6,282,855     62,861,460       62,828,554
Mid Cap Value . . . . . .       419,590      5,184,053        5,655,397
Small/Mid Cap Growth. . .       833,429     12,640,806       12,697,945
Real Estate Equity. . . .     1,006,818     13,855,749       12,765,326
Growth & Income . . . . .    53,177,519    786,999,791    1,054,098,419
Managed . . . . . . . . .    26,812,598    359,486,863      412,811,976
Short-Term Bond . . . . .       108,407      1,074,517        1,051,732
Small Cap Value . . . . .       402,638      4,641,679        4,409,122
International
 Opportunities. . . . . .       424,604      6,010,304        6,171,237
Equity Index. . . . . . .     1,257,997     20,669,031       25,463,881
Global Bond . . . . . . .       161,599      1,670,350        1,610,930
Turner Core Growth. . . .        18,889        537,085          450,305
Brandes International
 Equity . . . . . . . . .        41,067        456,415          655,428
Frontier Capital
 Appreciation . . . . . .        37,890      1,499,897          897,620
Emerging Markets Equity .       103,852        296,973        1,185,730
International
    Opportunities II. . .        22,760        274,038          273,330
Bond Index. . . . . . . .        80,112        768,927          749,101
Small/Mid Cap Core. . . .        18,350        192,035          188,808
High Yield Bond . . . . .        35,025        300,508          295,903
Clifton Enhanced US Equity
 Fund . . . . . . . . . .           912         14,986           18,155

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 4. DETAILS OF INVESTMENTS (CONTINUED)

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth. . . . . . . . . . .   $14,526,753   $ 4,071,523
Active Bond . . . . . . . . . . . . .    12,595,440    13,172,460
International Equity Index. . . . . .     8,546,295     5,508,370
Small Cap Growth. . . . . . . . . . .     6,763,851     2,965,434
Global Balanced . . . . . . . . . . .       170,170       275,036
Mid Cap Growth. . . . . . . . . . . .     9,665,686     2,215,013
Large Cap Value . . . . . . . . . . .     1,684,020       715,601
Money Market. . . . . . . . . . . . .    20,068,019    19,726,545
Mid Cap Value . . . . . . . . . . . .       831,482       701,828
Small/Mid Cap Growth. . . . . . . . .     1,420,670     2,130,402
Real Estate Equity. . . . . . . . . .     3,756,641     3,664,903
Growth & Income . . . . . . . . . . .    10,140,753    35,665,986
Managed . . . . . . . . . . . . . . .     9,078,644    16,420,432
Short-Term Bond . . . . . . . . . . .       223,617       294,148
Small Cap Value . . . . . . . . . . .       918,362       627,855
International Opportunities . . . . .     4,740,829     3,649,827
Equity Index. . . . . . . . . . . . .     4,320,990       800,013
Global Bond . . . . . . . . . . . . .       324,904       610,861
Turner Core Growth. . . . . . . . . .             0             0
Brandes International Equity. . . . .             0             0
Frontier Capital Appreciation . . . .     3,318,819     2,440,517
Emerging Markets Equity . . . . . . .             0             0
International Opportunities II. . . .       322,785       161,007
Bond Index. . . . . . . . . . . . . .       392,051        31,702
Small/Mid Cap Core. . . . . . . . . .       408,308       323,488
High Yield Bond . . . . . . . . . . .     1,251,885     1,033,876
Clifton Enhanced US Equity Fund . . .             0             0

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each Portfolio at June 30, 2000 were as follows:


                                             ACCUMULATION   SHARE
                 PORTFOLIO                      SHARES      VALUES
                 ---------                   ------------  --------
Large Cap Growth . . . . . . . . . . . . .      559,086     83.98
Active Bond. . . . . . . . . . . . . . . .      690,050     24.41
International Equity Index . . . . . . . .      487,610     26.08
Small Cap Growth . . . . . . . . . . . . .      663,124     22.82
Global Balanced. . . . . . . . . . . . . .       79,825     12.67
Mid Cap Growth . . . . . . . . . . . . . .      783,262     34.02
Large Cap Value. . . . . . . . . . . . . .      646,321     15.74
Money Market . . . . . . . . . . . . . . .      644,839     18.58
Mid Cap Value. . . . . . . . . . . . . . .      381,056     14.82
Small/Mid Cap Growth . . . . . . . . . . .      592,151     21.43
Real Estate Equity . . . . . . . . . . . .      203,675     25.09
Growth & Income. . . . . . . . . . . . . .    1,238,691     67.63
Managed. . . . . . . . . . . . . . . . . .    1,030,002     40.02
Short-Term Bond. . . . . . . . . . . . . .       79,247     13.34
Small Cap Value. . . . . . . . . . . . . .      354,503     12.43
International Opportunities. . . . . . . .      389,613     15.85
Equity Index . . . . . . . . . . . . . . .    1,112,540     22.90
Global Bond. . . . . . . . . . . . . . . .      129,203     12.51
Turner Core Growth . . . . . . . . . . . .       16,303     27.61
Brandes International Equity . . . . . . .       36,840     17.80
Frontier Capital Appreciation. . . . . . .       36,994     24.26
Emerging Markets Equity. . . . . . . . . .       99,862     11.88
International Opportunities II . . . . . .       22,407     12.21
Bond Index . . . . . . . . . . . . . . . .       69,381     10.72
Small/Mid Cap CORE . . . . . . . . . . . .       16,782     11.27
High Yield Bond. . . . . . . . . . . . . .       30,156      9.88
Clifton Enhanced US Equity . . . . . . . .        1,411     12.87

                  REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
  Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
 February 11, 2000

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                             STATEMENT OF OPERATIONS

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT
             SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------
 ----------------------------------------
                                                1999         1998         1997
         1999          1998           1997
                                             -----------  -----------
 -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $
7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --
          --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607
     875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------
 -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878
   8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665
     480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------
 -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213
   8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199
   4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310
   7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------
 -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509
  12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------
 -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722
 $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========
 ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP
GROWTH SUBACCOUNT
                        --------------------------------------
  -------------------------------
                           1999         1998          1997          1999
      1998        1997
                        -----------  -----------  -------------  ----------
 ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $
    --    $    976
 M Fund Inc.  . . . .           --           --            --            --
       --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --
       --          --
                        ----------   ----------   -----------    ----------
 --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230
       --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386
   20,335      11,175
                        ----------   ----------   -----------    ----------
 --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844
  (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241
   55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857
  518,731     226,085
                        ----------   ----------   -----------    ----------
 --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098
  574,124     260,238
                        ----------   ----------   -----------    ----------
 --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942
 $553,789    $250,039
                        ==========   ==========   ===========    ==========
 ========    ========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP
GROWTH SUBACCOUNT
                        ----------------------------------
   ----------------------------------
                           1999         1998        1997         1999
       1998         1997
                        -----------  -----------  ----------  ----------
 ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $
 461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --
         --           --
Interest income on
 policy loans . . . .          --           --          --            --
         --           --
                        ---------    ---------    --------    ----------
 ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559
    461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898
     16,758        5,801
                        ---------    ---------    --------    ----------
 ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661
    445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222
     73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000
    647,137      199,441
                        ---------    ---------    --------    ----------
 ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222
    721,095      199,835
                        ---------    ---------    --------    ----------
 ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883
 $1,166,256   $  194,034
                        =========    =========    ========    ==========
 ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET
SUBACCOUNT
                        --------------------------------
 ----------------------------------
                          1999        1998        1997       1999        1998
        1997
                        ----------  ----------  --------  ----------  ----------
 ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490
  $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --
          --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241
     957,390
                        ---------   ---------   --------  ----------  ----------
  ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731
   3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002
     361,409
                        ---------   ---------   --------  ----------  ----------
  ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729
   3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --
          --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --
          --
                        ---------   ---------   --------  ----------  ----------
  ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --
          --
                        ---------   ---------   --------  ----------  ----------
  ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729
  $3,342,643
                        =========   =========   ========  ==========  ==========
  ==========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT
               SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------
  -----------------------------------------
                                                1999          1998
          1997          1999           1998           1997
                                             -----------  --------------
 -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $
 178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --
          --             --             --             --
Interest income on policy loans  . . . . .           --              --
          --             --             --             --
                                             ----------   -------------
  ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338
     178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760
       6,329         69,847         63,334         54,469
                                             ----------   -------------
  ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578
     172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)
    121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)
    (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------
  ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)
     35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------
  ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $
 207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============
  ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT
             GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------
 ----------------------------------------
                                                1999          1998          1997
        1999          1998           1997
                                             ------------  ------------
 ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $
 957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --
          --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212
     140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------
  ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845
   1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610
      76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------
  ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235
   1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876
     551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)
    447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------
  ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)
    999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------
  ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)
 $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========
  ==========  ============  ============   ============


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM
BOND SUBACCOUNT
                        --------------------------------------
 ---------------------------------
                           1999          1998         1997         1999
       1998        1997
                        ------------  -----------  -----------  -----------
 ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $
31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --
        --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --
        --           --
                        -----------   -----------  -----------  ----------
  --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689
    31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065
     3,052        2,202
                        -----------   -----------  -----------  ----------
  --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624
    28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)
    2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)
   (5,287)       1,405
                        -----------   -----------  -----------  ----------
  --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)
   (3,279)       1,640
                        -----------   -----------  -----------  ----------
  --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $
24,930    $  21,517
                        ===========   ===========  ===========  ==========
  ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL
OPPORTUNITIES SUBACCOUNT
                        --------------------------------
  ---------------------------------------
                          1999        1998        1997         1999
         1998           1997
                        ----------  ----------  ---------  -------------
 -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $
27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --
          --             --
Interest income on
 policy loans . . . .          --          --         --            --
          --             --
                        ---------   ---------   --------    ----------
    --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646
      27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257
      19,481         11,575
                        ---------   ---------   --------    ----------
    --------      ---------
Net investment income      72,629       1,070    245,833       330,389
       8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861
      64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140
     339,709       (141,034)
                        ---------   ---------   --------    ----------
    --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001
     404,466        (62,976)
                        ---------   ---------   --------    ----------
    --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390
    $412,784      $ (39,440)
                        =========   =========   ========    ==========
    ========      =========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND
SUBACCOUNT
                        ----------------------------------
 ----------------------------
                           1999        1998        1997       1999       1998
     1997
                        ----------  ----------  ----------  ----------  -------
 ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244
  $84,597
 M Fund Inc.  . . . .           --          --          --         --        --
       --
Interest income on
 policy loans . . . .           --          --          --         --        --
       --
                        ----------  ----------  ----------  ---------   -------
  -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244
   84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516
    5,827
                        ----------  ----------  ----------  ---------   -------
  -------
Net investment income      817,715     307,010     192,049     81,580    54,728
   78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917
    5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342
   (3,195)
                        ----------  ----------  ----------  ---------   -------
  -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259
    2,696
                        ----------  ----------  ----------  ---------   -------
  -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987
  $81,466
                        ==========  ==========  ==========  =========   =======
  =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        ------------------------------
   ----------------------------------------
                           1999       1998       1997         1999
          1998          1997
                        ----------  ---------  ---------  -------------
 ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $
   --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453
       13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --
           --            --
                         --------    -------    -------     --------
      -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453
       13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904
        1,143           746
                         --------    -------    -------     --------
      -------        ------
Net investment income      35,936      4,513     10,585       16,549
       12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704
        1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400
       15,813         2,674
                         --------    -------    -------     --------
      -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104
       16,997         2,807
                         --------    -------    -------     --------
      -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653
      $29,091        $4,339
                         ========    =======    =======     ========
      =======        ======

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION
   EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT
                   SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------
  ------------------------   ------------------
                                                    1999       1998        1997
       1999         1998*       1999      1998*
                                                  ---------  ----------
 --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $           $    --
    $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986
          --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --
          --          --          --         --
                                                  --------   --------    -------
    --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986
      13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464
         720          --         267         --
                                                  --------   --------    -------
    --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522
      12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048
       5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541
      86,570          10      13,424         45
                                                  --------   --------    -------
    --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589
      91,909          10      14,026         46
                                                  --------   --------    -------
    --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111
    $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======
    ========       =====     =======    =======




                                                    SMALL/MID
                         ENHANCED
                                                    CAP CORE        HIGH YIELD
      U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND
SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------
   ----------------  --------------
                           1999         1998*     1999    1998*    1999
    1998*       1999**
                        ------------  ---------  ------  -------  --------
 ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19
      $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --
       1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --
          --
                         --------      -----     ------    --     ------    ----
      ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19
       1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1
           4
                         --------      -----     ------    --     ------    ----
      ------
Net investment income      15,852        146      6,632     --     2,542      18
       1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --
          91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)
   (26)        (879)
                         --------      -----     ------    --     ------    ----
      ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)
   (26)        (788)
                         --------      -----     ------    --     ------    ----
      ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $
(8)      $  325
                         ========      =====     ======    ==     ======    ====
      ======



---------
* From May 1, 1998 (commencement of operations).
 ** From March 9, 1999 (commencement of operations).

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       STATEMENTS OF CHANGES IN NET ASSETS

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT
                  SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------
  ------------------------------------------
                                            1999           1998           1997
          1999           1998            1997
                                        -------------  -------------
 -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $
 8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199
     4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310
     7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------
  ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722
    20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632
    18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)
  (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877
       (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------
  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269
    (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------
  ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991
    19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006
    79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------
  ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $
98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============
  ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT
        SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------
  -------------------------------------
                                           1999          1998          1997
         1999          1998          1997
                                        ------------  ------------  ------------
 ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106
  $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781
      491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)
   2,317,857      518,731       226,085
                                        -----------   -----------   -----------
  -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)
   4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146
    4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)
  (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466
           --           --            --
                                        -----------   -----------   -----------
  -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306
    2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------
  -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768
    6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258
    4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------
  -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026
  $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========
  ===========   ==========    ==========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT
             MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------
  ------------------------------------------
                                               1999          1998          1997
          1999           1998            1997
                                            ------------  ------------
 ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $
   28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)
      12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455
      (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840
       (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482
      602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)
    (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --
           --             --             --              --
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716
      499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556
      497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519
      217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $
  714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========
  ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT
                  MONEY MARKET SUBACCOUNT
                                            ---------------------------------------
  ------------------------------------------
                                               1999          1998          1997
          1999           1998            1997
                                            ------------  ------------
 ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $
  241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582
      217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)
     532,936             --             --              --
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362
      991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076
    3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)
  (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --
           --             --        421,166         390,775
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028
    2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390
    3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000
    2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------
  -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $
6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========
  ===========   ============   ============    ============



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT
                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------
  ---------------------------------------------
                                            1999          1998          1997
          1999            1998             1997
                                         ------------  ------------
 ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261
  $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152
        (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)
     (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------
  -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380
        546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644
      3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)
    (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --
             --              --               --
                                         -----------   -----------   -----------
  -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214
        388,535         641,480        2,958,787
                                         -----------   -----------   -----------
  -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594
        935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228
     11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------
  -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822
  $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========
  =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT
                 GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------
  -----------------------------------------------
                                          1999          1998          1997
           1999             1998             1997
                                       ------------  ------------  ------------
 ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142
  $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925
      22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661
       7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------
  --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728
     161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904
     101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)
   (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517
              --       18,165,114       18,568,293
                                       -----------   -----------   -----------
  --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311
     (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------
  --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039
     129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076
   1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------
  --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115
  $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========
  ==============   ==============    =============



 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT
                   SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------
  -------------------------------------
                                             1999           1998           1997
         1999          1998          1997
                                         -------------  -------------
 -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $
35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076
     5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482
    16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------
  ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994
    57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684
    40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)
  (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590
     4,761,829            --            --           --
                                         ------------   ------------
  ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)
   (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------
  ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601
    48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365
   362,422,826       594,889       409,571      328,711
                                         ------------   ------------
  ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966
  $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------
  ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT
        INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------
  ---------------------------------------
                                            1999          1998          1997
        1999          1998           1997
                                         ------------  ------------  -----------
 ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833
  $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604
      123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)
     839,140       339,709      (141,034)
                                         -----------   -----------   ----------
  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998
    1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836
    1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)
  (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --
           --            --            --
                                         -----------   -----------   ----------
  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157
      317,416       760,053     1,259,874
                                         -----------   -----------   ----------
  -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155
    1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733
    3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------
  -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888
  $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========
  ===========   ===========    ==========


 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT
                 GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------
  -------------------------------------
                                                     1999          1998
         1997         1999         1998           1997
                                                  ------------  ------------
 -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $
 192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619
      38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107
   1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------
  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736
   1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113
   6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)
   (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --
          --           --            --            --
                                                  -----------   -----------
  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261
   5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------
  ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997
   7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153
     343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------
  ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150
  $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========
  ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL
EQUITY SUBACCOUNT
                        -------------------------------
  ----------------------------------------
                          1999        1998       1997        1999          1998
          1997
                        ----------  ---------  ---------  ------------
 ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $
12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704
        1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400
       15,813          2,674
                        ---------   --------   --------    --------
     --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653
       29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618
       55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)
     (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --
           --             --
                        ---------   --------   --------    --------
     --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098
       44,680        111,811
                        ---------   --------   --------    --------
     --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751
       73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377
      160,606         44,456
                        ---------   --------   --------    --------
     --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128
     $234,377       $160,606
                        =========   ========   ========    ========
     ========       ========

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL
          EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT
            SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------
  ------------------------  ------------------
                                           1999       1998        1997
       1999         1998*       1999       1998*
                                         ---------  ----------  ---------
 ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $
 12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048
       5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541
      86,570           10     13,424         45
                                         --------   ---------   --------
   ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111
     104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804
     433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)
   (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --
          --           --         --         --
                                         --------   ---------   --------
   ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528
     289,006        2,018     97,356        902
                                         --------   ---------   --------
   ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639
     393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177
       2,029            0        949          0
                                         --------   ---------   --------
   ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $
395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========
   =========     ========   ========    =======




                                                                                                              ENHANCED
U.S.
                                                                       SMALL/MID
           HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE
SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------
  --------------------   -----------------   ---------------
                                            1999        1998*       1999
       1998*      1999     1998*        1999**
                                         -----------  ----------  ----------
 ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632
     $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252
       --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005
        6         (511)     (26)        (879)
                                          --------     -------     -------
     ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889
        6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385
      104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)
      (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --
       --           --       --           --
                                          --------     -------     -------
     ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484
      102       85,877    2,887       13,814
                                          --------     -------     -------
     ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373
      108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108
        0        2,879        0            0
                                          --------     -------     -------
     ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481
     $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======
     ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
 ** From March 9, 1999 (commencement of operations).

 See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

 1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a
 different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

 2. SIGNIFICANT ACCOUNTING POLICIES

  Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

  Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

 3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                    ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE        KEY WORD OR PHRASE             PAGE
Account . . . . . . . . . .    33                                          6
account value . . . . . . .     9                                        41
                                1
Additional Sum Insured. . .     7                                        34
                                                                          1
asset - based charge. .        10                                         7
                                1
 asset rebalancing . . . . .     5                                        10

attained age. . . . . . . .    10                                         5
                                1
Basic Sum Insured . . . . .     7                                        15
beneficiary . . . . . . . .    44                                        11
business day. . . . . . . .    34                                        21
                                2
changing Option A or B. . .     1                                          6
changing the Total Sum
 Insured  . . . . . . . . .    20                                        35
charges . . . . . . . . . .      9                                       35
Code. . . . . . . . . . . .    40                                          5
cost of insurance rates . .      9                                         2
                                                                          2
date of issue . . . . . . .    35                                         4
death benefit . . . . . . .      5                                         8
deductions. . . . . . . . .      9                                         9
                                1
dollar cost averaging . . .     5                                          2
expenses of the Trust . . .     11                                       33
fixed investment option . .    34                                          2
full surrender. . . . . . .    15                                        16
fund. . . . . . . . . . . .      2                                       33
grace period. . . . . . . .      8                                        5
guaranteed death benefit
 feature. . . . . . . . . .      7                                       15
Guaranteed Death Benefit
 Premium. . . . . . . . . .      7                                         9
insurance charge. . . . . .      9                                       40
                                                                          2
insured person. . . . . . .      5                                        4
                                                                          1
investment options. . . . .      1                                        7
JHVLICO . . . . . . . . . .    33                                        14
lapse . . . . . . . . . . .      7                                         2
                                1
 loan. . . . . . . . . . . .     6                                          1

 loan interest . . . . . . .    16                                        33

 Maximum Monthly Benefit.       19                                        15

 maximum premiums. . . . . .      6                                       11

 Minimum Initial Premium . .    34                                          5

minimum insurance amount. .    17

                        PROSPECTUS DATED NOVEMBER 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
  Growth & Income . . . . .                                       Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/ . . . . . . . . . . . . . . .      Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value. . . . . . . . . . . . .       Federated Investment Management Company
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Janus Aspen Global Technology. . . . . . . . . . . . . . .      Janus Capital Corporation
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Fundamental Growth. . . .                                       Putnam Investment Management, Inc.
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.
  Small/Mid Cap CORE /SM/ .                                       Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Equity . . . . .                                      Capital Guardian Trust Company
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management/(R)/
  Global Balanced . . . . .                                       Capital Guardian Trust Company
  Janus Aspen Worldwide Growth. . . . . . . . . . . . . . .       Janus Capital Corporation
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Core Bond. . . . . . . .                                        Federated Investment Management Company
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      Capital Guardian Trust Company
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds").

  The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.



                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 117.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectus for the Trust begins.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from your investment           11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                  13
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                16
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   22
 .How will your policy be treated for income tax purposes?          22
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 39. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum
                                                                    -------
  cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *  . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity  . . . . . . . . . .     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/ . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *  . . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond . . . . . . . . . . . . . . .     0.70%           N/A              0.10%         0.80%            N/A
Global Bond . . . . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

  NOTES TO FUND EXPENSE TABLE(1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for

    1999 .

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

        "CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.
     All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 39). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 39). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.)
  Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 39.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -0.80%, 5.15% and 11.10%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trust, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.71%, and (2) an assumed average asset charge for all other operating expenses of the Trust equivalent to an effective annual rate of 0.09%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        814        0          0          54
   3          2,516      100,000   100,000    100,000    1,091      1,241      1,404      331        481         644
   4          3,439      100,000   100,000    100,000    1,502      1,757      2,045      742        997       1,285
   5          4,409      100,000   100,000    100,000    1,895      2,284      2,739    1,135      1,524       1,979
   6          5,428      100,000   100,000    100,000    2,270      2,821      3,493    1,662      2,213       2,885
   7          6,497      100,000   100,000    100,000    2,622      3,366      4,309    2,090      2,834       3,777
   8          7,620      100,000   100,000    100,000    2,954      3,920      5,195    2,498      3,464       4,739
   9          8,799      100,000   100,000    100,000    3,262      4,480      6,156    2,958      4,176       5,852
  10         10,037      100,000   100,000    100,000    3,546      5,046      7,199    3,394      4,894       7,047
  11         11,337      100,000   100,000    100,000    3,840      5,658      8,379    3,840      5,658       8,379
  12         12,702      100,000   100,000    100,000    4,112      6,280      9,670    4,112      6,280       9,670
  13         14,135      100,000   100,000    100,000    4,358      6,911     11,080    4,358      6,911      11,080
  14         15,640      100,000   100,000    100,000    4,577      7,550     12,624    4,577      7,550      12,624
  15         17,220      100,000   100,000    100,000    4,766      8,194     14,313    4,766      8,194      14,313
  16         18,879      100,000   100,000    100,000    4,982      8,901     16,220    4,982      8,901      16,220
  17         20,621      100,000   100,000    100,000    5,158      9,606     18,305    5,158      9,606      18,305
  18         22,450      100,000   100,000    100,000    5,280     10,298     20,579    5,280     10,298      20,579
  19         24,370      100,000   100,000    100,000    5,347     10,974     23,063    5,347     10,974      23,063
  20         26,387      100,000   100,000    100,000    5,359     11,634     25,787    5,359     11,634      25,787
  25         38,086      100,000   100,000    100,000    4,856     14,966     44,458    4,856     14,966      44,458
  30         53,018      100,000   100,000    100,000    3,333     18,382     76,493    3,333     18,382      76,493
  35         72,076           **   100,000    150,762       **     20,917    131,097       **     20,917     131,097
  40         96,398           **   100,000    232,821       **     20,777    221,734       **     20,777     221,734
  45        127,441           **   100,000    391,779       **     15,007    373,122       **     15,007     373,122



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,306      249       391          546
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,903      632       872        1,143
   5          4,409      100,000   100,000    100,000    1,756     2,120       2,548      996     1,360        1,788
   6          5,428      100,000   100,000    100,000    2,100     2,616       3,244    1,492     2,008        2,636
   7          6,497      100,000   100,000    100,000    2,422     3,115       3,995    1,890     2,583        3,463
   8          7,620      100,000   100,000    100,000    2,722     3,619       4,805    2,266     3,163        4,349
   9          8,799      100,000   100,000    100,000    2,996     4,125       5,679    2,692     3,821        5,375
  10         10,037      100,000   100,000    100,000    3,248     4,634       6,623    3,096     4,482        6,471
  11         11,337      100,000   100,000    100,000    3,472     5,141       7,641    3,472     5,141        7,641
  12         12,702      100,000   100,000    100,000    3,667     5,644       8,740    3,667     5,644        8,740
  13         14,135      100,000   100,000    100,000    3,831     6,143       9,927    3,831     6,143        9,927
  14         15,640      100,000   100,000    100,000    3,964     6,636      11,209    3,964     6,636       11,209
  15         17,220      100,000   100,000    100,000    4,063     7,118      12,595    4,063     7,118       12,595
  16         18,879      100,000   100,000    100,000    4,125     7,588      14,094    4,125     7,588       14,094
  17         20,621      100,000   100,000    100,000    4,144     8,038      15,714    4,144     8,038       15,714
  18         22,450      100,000   100,000    100,000    4,114     8,462      17,461    4,114     8,462       17,461
  19         24,370      100,000   100,000    100,000    4,031     8,853      19,348    4,031     8,853       19,348
  20         26,387      100,000   100,000    100,000    3,885     9,201      21,383    3,885     9,201       21,383
  25         38,086      100,000   100,000    100,000    1,992     9,996      34,340    1,992     9,996       34,340
  30         53,018           **   100,000    100,000       **     7,897      54,124       **     7,897       54,124
  35         72,076           **        **    100,000       **        **      86,586       **        **       86,586
  40         96,398           **        **    148,037       **        **     140,988       **        **      140,988
  45        127,441           **        **    239,498       **        **     228,093       **        **      228,093




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,216   100,243    100,269      216        243        269        0          0           0
   2          1,636      100,660   100,734    100,811      660        734        811        0          0          51
   3          2,516      101,086   101,236    101,398    1,086      1,236      1,398      326        476         638
   4          3,439      101,495   101,748    102,034    1,495      1,748      2,034      735        988       1,274
   5          4,409      101,884   102,269    102,721    1,884      2,269      2,721    1,124      1,509       1,961
   6          5,428      102,253   102,799    103,465    2,253      2,799      3,465    1,645      2,191       2,857
   7          6,497      102,599   103,335    104,268    2,599      3,335      4,268    2,067      2,803       3,736
   8          7,620      102,922   103,876    105,135    2,922      3,876      5,135    2,466      3,420       4,679
   9          8,799      103,221   104,421    106,071    3,221      4,421      6,071    2,917      4,117       5,767
  10         10,037      103,494   104,968    107,083    3,494      4,968      7,083    3,342      4,816       6,931
  11         11,337      103,776   105,557    108,222    3,776      5,557      8,222    3,776      5,557       8,222
  12         12,702      104,033   106,152    109,462    4,033      6,152      9,462    4,033      6,152       9,462
  13         14,135      104,263   106,750    110,807    4,263      6,750     10,807    4,263      6,750      10,807
  14         15,640      104,463   107,350    112,269    4,463      7,350     12,269    4,463      7,350      12,269
  15         17,220      104,632   107,948    113,858    4,632      7,948     13,858    4,632      7,948      13,858
  16         18,879      104,829   108,606    115,650    4,829      8,606     15,650    4,829      8,606      15,650
  17         20,621      104,982   109,252    117,590    4,982      9,252     17,590    4,982      9,252      17,590
  18         22,450      105,079   109,875    119,682    5,079      9,875     19,682    5,079      9,875      19,682
  19         24,370      105,116   110,467    121,939    5,116     10,467     21,939    5,116     10,467      21,939
  20         26,387      105,095   111,029    124,379    5,095     11,029     24,379    5,095     11,029      24,379
  25         38,086      104,406   113,628    140,457    4,406     13,628     40,457    4,406     13,628      40,457
  30         53,018      102,693   115,755    166,123    2,693     15,755     66,123    2,693     15,755      66,123
  35         72,076           **   115,986    206,323       **     15,986    106,323       **     15,986     106,323
  40         96,398           **   111,858    268,641       **     11,858    168,641       **     11,858     168,641
  45        127,441           **   100,135    365,665       **        135    265,665       **        135     265,665



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215        241         0         0           0
   2          1,636      100,606   100,677    100,751      606       677        751         0         0           0
   3          2,516      101,005   101,147    101,301    1,005     1,147      1,301       245       387         541
   4          3,439      101,385   101,624    101,893    1,385     1,624      1,893       625       864       1,133
   5          4,409      101,745   102,107    102,531    1,745     2,107      2,531       985     1,347       1,771
   6          5,428      102,084   102,595    103,218    2,084     2,595      3,218     1,476     1,987       2,610
   7          6,497      102,400   103,086    103,956    2,400     3,086      3,956     1,868     2,554       3,424
   8          7,620      102,692   103,579    104,749    2,692     3,579      4,749     2,236     3,123       4,293
   9          8,799      102,958   104,070    105,600    2,958     4,070      5,600     2,654     3,766       5,296
  10         10,037      103,200   104,561    106,515    3,200     4,561      6,515     3,048     4,409       6,363
  11         11,337      103,413   105,048    107,497    3,413     5,048      7,497     3,413     5,048       7,497
  12         12,702      103,594   105,527    108,548    3,594     5,527      8,548     3,594     5,527       8,548
  13         14,135      103,745   105,996    109,676    3,745     5,996      9,676     3,745     5,996       9,676
  14         15,640      103,861   106,453    110,885    3,861     6,453     10,885     3,861     6,453      10,885
  15         17,220      103,942   106,895    112,180    3,942     6,895     12,180     3,942     6,895      12,180
  16         18,879      103,984   107,316    113,567    3,984     7,316     13,567     3,984     7,316      13,567
  17         20,621      103,982   107,711    115,047    3,982     7,711     15,047     3,982     7,711      15,047
  18         22,450      103,929   108,069    116,623    3,929     8,069     16,623     3,929     8,069      16,623
  19         24,370      103,821   108,384    118,299    3,821     8,384     18,299     3,821     8,384      18,299
  20         26,387      103,648   108,645    120,073    3,648     8,645     20,073     3,648     8,645      20,073
  25         38,086      101,621   108,779    130,539    1,621     8,779     30,539     1,621     8,779      30,539
  30         53,018           **   105,576    143,625       **     5,576     43,625        **     5,576      43,625
  35         72,076           **        **    158,092       **        **     58,092        **        **      58,092
  40         96,398           **        **    170,300       **        **     70,300        **        **      70,300
  45        127,441           **        **    170,901       **        **     70,901        **        **      70,901



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        814        0          0          54
   3          2,516      100,000   100,000    100,000    1,091      1,241      1,404      331        481         644
   4          3,439      100,000   100,000    100,000    1,502      1,757      2,045      742        997       1,285
   5          4,409      100,000   100,000    100,000    1,895      2,284      2,739    1,135      1,524       1,979
   6          5,428      100,000   100,000    100,000    2,270      2,821      3,493    1,662      2,213       2,885
   7          6,497      100,000   100,000    100,000    2,622      3,366      4,309    2,090      2,834       3,777
   8          7,620      100,000   100,000    100,000    2,954      3,920      5,195    2,498      3,464       4,739
   9          8,799      100,000   100,000    100,000    3,262      4,480      6,156    2,958      4,176       5,852
  10         10,037      100,000   100,000    100,000    3,546      5,046      7,199    3,394      4,894       7,047
  11         11,337      100,000   100,000    100,000    3,840      5,658      8,379    3,840      5,658       8,379
  12         12,702      100,000   100,000    100,000    4,112      6,280      9,670    4,112      6,280       9,670
  13         14,135      100,000   100,000    100,000    4,358      6,911     11,080    4,358      6,911      11,080
  14         15,640      100,000   100,000    100,000    4,577      7,550     12,624    4,577      7,550      12,624
  15         17,220      100,000   100,000    100,000    4,766      8,194     14,313    4,766      8,194      14,313
  16         18,879      100,000   100,000    100,000    4,982      8,901     16,220    4,982      8,901      16,220
  17         20,621      100,000   100,000    100,000    5,158      9,606     18,305    5,158      9,606      18,305
  18         22,450      100,000   100,000    100,000    5,280     10,298     20,579    5,280     10,298      20,579
  19         24,370      100,000   100,000    100,000    5,347     10,974     23,063    5,347     10,974      23,063
  20         26,387      100,000   100,000    100,000    5,359     11,634     25,787    5,359     11,634      25,787
  25         38,086      100,000   100,000    100,000    4,856     14,966     44,458    4,856     14,966      44,458
  30         53,018      100,000   100,000    129,120    3,333     18,382     75,864    3,333     18,382      75,864
  35         72,076           **   100,000    191,025       **     20,917    126,206       **     20,917     126,206
  40         96,398           **   100,000    281,747       **     20,777    205,835       **     20,777     205,835
  45        127,441           **   100,000    418,451       **     15,007    331,420       **     15,007     331,420



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,306      249       391          546
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,903      632       872        1,143
   5          4,409      100,000   100,000    100,000    1,756     2,120       2,548      996     1,360        1,788
   6          5,428      100,000   100,000    100,000    2,100     2,616       3,244    1,492     2,008        2,636
   7          6,497      100,000   100,000    100,000    2,422     3,115       3,995    1,890     2,583        3,463
   8          7,620      100,000   100,000    100,000    2,722     3,619       4,805    2,266     3,163        4,349
   9          8,799      100,000   100,000    100,000    2,996     4,125       5,679    2,692     3,821        5,375
  10         10,037      100,000   100,000    100,000    3,248     4,634       6,623    3,096     4,482        6,471
  11         11,337      100,000   100,000    100,000    3,472     5,141       7,641    3,472     5,141        7,641
  12         12,702      100,000   100,000    100,000    3,667     5,644       8,740    3,667     5,644        8,740
  13         14,135      100,000   100,000    100,000    3,831     6,143       9,927    3,831     6,143        9,927
  14         15,640      100,000   100,000    100,000    3,964     6,636      11,209    3,964     6,636       11,209
  15         17,220      100,000   100,000    100,000    4,063     7,118      12,595    4,063     7,118       12,595
  16         18,879      100,000   100,000    100,000    4,125     7,588      14,094    4,125     7,588       14,094
  17         20,621      100,000   100,000    100,000    4,144     8,038      15,714    4,144     8,038       15,714
  18         22,450      100,000   100,000    100,000    4,114     8,462      17,461    4,114     8,462       17,461
  19         24,370      100,000   100,000    100,000    4,031     8,853      19,348    4,031     8,853       19,348
  20         26,387      100,000   100,000    100,000    3,885     9,201      21,383    3,885     9,201       21,383
  25         38,086      100,000   100,000    100,000    1,992     9,996      34,340    1,992     9,996       34,340
  30         53,018           **   100,000    100,000       **     7,897      54,124       **     7,897       54,124
  35         72,076           **        **    128,038       **        **      84,592       **        **       84,592
  40         96,398           **        **    175,144       **        **     127,954       **        **      127,954
  45        127,441           **        **    237,023       **        **     187,726       **        **      187,726



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       39
Reports that you will receive...............                        4
                                                                    1
Voting privileges that you will have........                        4
                                                                    1
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                        4
                                                                    2
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits           4
                                                                    3
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of Directors and Executive Officers of JHVLICO                45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 39).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 39.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account S, and Investors Partner Life Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 18, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill. . .           Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial
statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements
(unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------    ----------   -------------   ----------
ASSETS
Cash. . . . . . . . .   $         --  $         --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    176,581,445   234,710,166    30,279,715     15,146,841
Policy loans and
 accrued interest
 receivable . . . . .     23,134,622    58,001,138     3,128,604             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         10,411     1,388,616        55,752             --
 M Fund Inc.. . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets. . . . .    199,726,478   294,099,920    33,464,071     15,146,841
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .          2,452         3,267           447            245
Asset charges payable            474         1,189            --             --
                        ------------  ------------   -----------    -----------
Total liabilities . .          2,926         4,456           447            245
                        ------------  ------------   -----------    -----------
Net assets. . . . . .   $199,723,552  $294,095,464   $33,463,624    $16,146,596
                        ============  ============   ===========    ===========




                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Cash. . . . . . . . . . .   $       --  $        --  $        --   $        --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . . .    1,009,123   26,659,950   10,182,562    62,828,554
Policy loans and accrued
 interest receivable. . .           --           --           --    13,821,060
Receivable from:
 John Hancock Variable
  Series Trust I. . . . .        2,217           --       13,241        32,906
 M Fund Inc.. . . . . . .           --           --           --            --
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,011,340   26,659,950   10,195,803    76,682,520
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . .           17          429          169         2,664
Asset charges payable . .           --           --           --           850
                            ----------  -----------  -----------   -----------
Total liabilities. . . .            17          429          169         3,514
                            ----------  -----------  -----------   -----------
Net assets. . . . . . . .   $1,011,323  $26,659,521  $10,195,634   $76,679,006
                            ==========  ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                       SMALL/MID
                          MID CAP         CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                         ----------   ----------   -----------     ----------
ASSETS
Cash. . . . . . . . .   $         --  $        --  $        --   $           --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,655,397   12,697,945   12,765,326    1,054,098,419
Policy loans and
 accrued interest
 receivable . . . . .             --           --    2,042,422      192,979,449
Receivable from:
 John Hancock Variable
  Series Trust I. . .          4,035           --           --          712,339
 M Fund Inc.. . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets. . . . .      5,659,432   12,697,945   14,807,748    1,247,790,207
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .             93          208          194           14,546
Asset charges payable             --           --           42            3,955
                        ------------  -----------  -----------   --------------
Total liabilities . .             93          208          236           18,501
                        ------------  -----------  -----------   --------------
Net assets. . . . . .   $  5,659,339  $12,697,737  $14,807,512   $1,247,771,706
                        ============  ===========  ===========   ==============




                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -------------
ASSETS
Cash. . . . . . . . .    $         --  $       --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     412,811,976   1,051,732    4,409,122     6,171,237
Policy loans and
 accrued interest
 receivable. . . . . .     79,675,824          --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         979,880       5,435        5,593         4,951
 M Fund Inc.. . . . .              --          --           --            --
                         ------------  ----------   ----------    ----------
Total assets. . . . .     493,467,680   1,057,167    4,414,715     6,176,188
LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company. .           5,741          17           74           100
Asset charges payable .         1,633          --           --            --
                         ------------  ----------   ----------    ----------
Total liabilities. . .          7,374          17           74           100
                         ------------  ----------   ----------    ----------
Net assets. . . . . .    $493,460,306  $1,057,150   $4,414,641    $6,176,088
                         ============  ==========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS
Cash . . . . . . . . . .   $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    25,463,881   1,610,930    450,305       655,428
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        16,079       6,956         --            --
 M Fund Inc. . . . . . .            --          --         --            --
                           -----------  ----------   --------      --------
Total assets . . . . . .    25,479,960   1,617,886    450,305       655,428
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .           414          27          7            11
Asset charges payable  .            --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities. . . .           414          27          7            11
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $25,479,546  $1,617,859   $450,298      $655,417
                           ===========  ==========   ========      ========




                            FRONTIER     EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES
                          APPRECIATION    EQUITY          II        BOND INDEX
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  -------------   ----------
ASSETS
Cash. . . . . . . . . .     $     --    $       --    $     --       $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . .      897,620     1,185,730     273,330        749,101
Policy loans and accrued
 interest receivable. .           --            --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . . .           --            --         190          4,094
 M Fund Inc.. . . . . .           --            --          --             --
                            --------    ----------    --------       --------
Total assets. . . . . .      897,620     1,185,730     273,520        753,195
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .           15            19           4             12
Asset charges payable .           --            --          --             --
                            --------    ----------    --------       --------
Total liabilities. . .            15            19           4             12
                            --------    ----------    --------       --------
Net assets. . . . . . .     $897,605    $1,185,711    $273,516       $753,183
                            ========    ==========    ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                                     CLIFTON
                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------   -----------
ASSETS
Cash. . . . . . . . . . . . . . . . . .    $     --    $     --      $    --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .     188,808     295,903       18,155
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --          --           --
Receivable from:
 John Hancock Variable Series Trust I .         285       2,023           --
 M Fund Inc.. . . . . . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total assets. . . . . . . . . . . . . .     189,093     297,926       18,155
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company. . . . . . . . . . .           3           5           --
Asset charges payable . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total liabilities . . . . . . . . . . .           3           5           --
                                           --------    --------      -------
Net assets. . . . . . . . . . . . . . .    $189,090    $297,921      $18,155
                                           ========    ========      =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   LARGE CAP GROWTH SUBACCOUNT               ACTIVE BOND SUBACCOUNT
                                              -------------------------------------  ---------------------------------------
                                                 2000         1999         1998         2000          1999           1998
                                              -----------  -----------  -----------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . .   $   193,334  $24,007,195  $11,641,271  $7,284,647   $ 17,792,726    $19,685,096
 M Fund Inc.. . . . . . . . . . . . . . . .            --           --           --          --             --             --
Interest income on policy loans . . . . . .       744,736    1,211,333    1,008,607   2,113,683      4,084,783      4,027,376
                                              -----------  -----------  -----------  ----------   ------------    -----------
Total investment income . . . . . . . . . .       938,070   25,218,528   12,649,878   9,398,330     21,877,509     23,712,472
Expenses:
 Mortality and expense risks. . . . . . . .       504,066      828,714      624,665     805,912      1,643,861      1,624,615
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net investment income . . . . . . . . . . .       434,004   24,389,814   12,025,213   8,592,418     20,233,648     22,087,857
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain. . . . . . . . . . . . .     2,032,851    4,239,424    3,520,199     (29,483)       192,098      1,600,539
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     7,172,532    1,727,703   18,509,310     505,228    (20,304,536)    (2,317,324)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     9,205,383    5,967,127   22,029,509     475,745    (20,112,438)      (716,785)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 9,639,387  $30,356,941  $34,054,722  $9,068,163   $    121,210    $21,371,072
                                              ===========  ===========  ===========  ==========   ============    ===========




                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ---------------------------------------------------------------
                                         2000                       1999        1998
                        ---------------------------------------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. .     $                              260,035   $  917,904  $3,394,842
 M Fund Inc.. . . .                                         --           --          --
Interest income on
 policy loans. . . .                                   106,675      179,345     170,285
                        --------------------------------------   ----------  ----------
Total investment
 income. . . . . . .                                   366,710    1,097,249   3,565,127
Expenses:
 Mortality and expense
  risks. . . . . . .                                    91,898      147,126     124,891
                        --------------------------------------   ----------  ----------
Net investment income
 (loss). . . . . . .                                   274,812      950,123   3,440,236
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                                    816,122      168,248     148,419
 Net unrealized
  appreciation
  (depreciation)
  during the period.                                (2,574,516)   5,712,567     105,161
                        --------------------------------------   ----------  ----------
Net realized and
 unrealized gain
 (loss) on investments                              (1,758,394)   5,880,815     253,580
                        --------------------------------------   ----------  ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $                           (1,483,582)  $6,830,938  $3,693,816
                        ======================================   ==========  ==========
                                    SMALL CAP GROWTH SUBACCOUNT
                        ----------------------------------------------------
                                    2000                   1999        1998
                        ------------------------------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable  $                         --    $1,272,230   $     --
  Series Trust I. .
 M Fund Inc.. . . .                               --            --         --
Interest income on
 policy loans. . . .                              --            --         --
                        ----------------------------    ----------   --------
Total investment                                  --     1,272,230         --
 income. . . . . . .
Expenses:
 Mortality and expense
  risks. . . . . . .                          40,116        37,386     20,335
                        ----------------------------    ----------   --------
Net investment income                        (40,116)    1,234,844    (20,335)
 (loss). . . . . . .
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                        1,170,187       491,241     55,393
 Net unrealized
  appreciation                              (647,342)    2,317,857    518,731
  (depreciation)        ----------------------------    ----------   --------
  during the period.
Net realized and
 unrealized gain                             522,845
 (loss) on investments  ----------------------------     2,809,098    574,124
                                                        ----------   --------
Net increase
 (decrease) in net      $                    482,729    $4,043,942   $553,789
 assets resulting from  ============================    ==========   ========
 operations. . . . .



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                           GLOBAL BALANCED SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                        ---------------------------------   ------------------------------------
                          2000        1999        1998         2000          1999         1998
                        ----------  ----------  ----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  13,766   $  99,184   $  57,587   $        --   $2,117,559   $  461,919
 M Fund Inc.. . . . .          --          --          --            --           --           --
Interest income on
 policy loans . . . .          --          --          --            --           --           --
                        ---------   ---------   ---------   -----------   ----------   ----------
Total investment
 income . . . . . . .      13,766      99,184      57,587            --    2,117,559      461,919
Expenses:
 Mortality and expense
  risks . . . . . . .       2,953       6,368       4,696        74,097       58,898       16,758
                        ---------   ---------   ---------   -----------   ----------   ----------
Net investment income
 (loss) . . . . . . .      10,813      92,816      52,891       (74,097)   2,058,661      445,161
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (8,124)      4,711      (4,506)    1,167,801      773,222       73,958
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (52,902)    (38,997)     78,455    (2,810,779)   6,801,000      647,137
                        ---------   ---------   ---------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .     (61,026)    (34,286)     73,949    (1,642,978)   7,574,222      721,095
                        ---------   ---------   ---------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (50,213)  $  58,530   $ 126,840   $(1,717,075)  $9,632,883   $1,166,256
                        =========   =========   =========   ===========   ==========   ==========




                           LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                        ---------------------------------   ----------------------------------
                          2000        1999        1998         2000        1999         1998
                        ----------  ----------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 110,055   $ 648,532   $ 433,626   $1,779,484  $2,943,852   $2,888,490
 M Fund Inc.. . . . .          --          --          --           --          --           --
Interest income on
 policy loans. . . .           --          --          --      497,245     985,509      973,241
                        ---------   ---------   ---------   ----------  ----------   ----------
Total investment
 income. . . . . . .      110,055     648,532     433,626    2,276,729   3,929,361    3,861,731
Expenses:
 Mortality and expense
  risks. . . . . . .       29,450      54,610      44,753      209,439     411,487      380,002
                        ---------   ---------   ---------   ----------  ----------   ----------
Net investment income      80,605     593,922     388,873    2,067,290   3,517,874    3,481,729
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,671)    165,556     673,582           --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period.     (324,239)   (569,216)   (479,093)          --          --           --
                        ---------   ---------   ---------   ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .    (325,910)   (403,660)    194,489           --          --           --
                        ---------   ---------   ---------   ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(245,305)  $ 190,262   $ 583,362   $2,067,290  $3,517,874   $3,481,729
                        =========   =========   =========   ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                  MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                           --------------------------------------   ---------------------------------------------
                                              2000         1999          1998           2000            1999             1998
                                           -----------  -----------  -------------  --------------  --------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. .   $   12,329   $   31,306   $     40,338   $          --   $   1,903,687    $     217,686
 M Fund Inc. . . . . . . . . . . . . . .           --           --             --              --              --               --
Interest income on policy loans. . . . .           --           --             --              --              --               --
                                           ----------   ----------   ------------   -------------   -------------    -------------
Total investment income. . . . . . . . .       12,239       31,306         40,338              --       1,903,687          217,686
Expenses:
 Mortality and expense risks . . . . . .       16,367       29,798         23,760          36,428          69,847           63,334
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net investment income (loss) . . . . . .       (4,038)       1,508         16,578         (36,428)      1,833,840          154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss). . . . . . . .      (35,806)    (241,740)      (422,902)       (331,677)        (13,020)          56,968
 Net unrealized appreciation
  (depreciation) during the period . . .      329,004      469,537       (260,362)      1,329,781      (1,274,161)         334,213
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . . .      293,198      227,797       (683,264)        998,104      (1,287,181)         391,181
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $  289,160   $  229,305   $   (666,686)  $     961,676   $     546,659    $     545,533
                                           ==========   ==========   ============   =============   =============    =============




                                                   REAL ESTATE EQUITY SUBACCOUNT               GROWTH & INCOME SUBACCOUNT
                                               --------------------------------------   -----------------------------------------
                                                  2000         1999          1998           2000           1999           1998
                                               -----------  ------------  ------------  -------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I          $  331,794   $   771,050   $   817,633   $  5,332,033   $124,750,392   $ 96,326,313
 M Fund Inc.. . . .                                    --            --            --             --             --             --
Interest income on policy loans                    67,503       131,461       145,212      6,953,633     12,877,539     11,727,553
                                               ----------   -----------   -----------   ------------   ------------   ------------
Total investment income                           399,297       902,511       962,845     12,285,666    137,627,931    108,053,866
Expenses:
 Mortality and expense risks                       39,508        78,893        86,610      3,349,588      6,531,512      5,589,689
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net investment income                             359,789       823,618       876,235      8,936,078    131,096,419    102,464,177
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)                        (225,511)      123,591       442,876     16,053,184     22,802,197     22,835,488
 Net unrealized appreciation (depreciation)
  during the period.                            1,416,393    (1,106,755)   (3,720,942)   (26,767,597)     7,687,109    112,457,395
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments. . . .                             1,190,882      (983,164)   (3,278,066)   (10,714,413)    30,489,306    135,292,883
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                     $1,550,671   $  (159,546)  $(2,401,831)  $ (1,778,335)  $161,585,725   $237,757,060
                                               ==========   ===========   ===========   ============   ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                  MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ---------------------------------------  ----------------------------------
                           2000          1999          1998         2000         1999         1998
                        ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 6,314,681   $39,951,885   $37,907,821  $   31,666   $   53,689    $ 31,261
 M Fund Inc.. . . . .            --            --            --          --           --          --
Interest income on
 policy loans . . . .     2,787,957     5,217,121     4,949,021          --           --          --
                        -----------   -----------   -----------  ----------   ----------    --------
Total investment
 income . . . . . . .     9,102,638    45,169,006    42,856,842      31,666       53,689      31,261
Expenses:
 Mortality and expense
  risks . . . . . . .     1,333,143     2,636,085     2,381,406       3,022        5,065       3,052
                        -----------   -----------   -----------  ----------   ----------    --------
Net investment income     7,769,495    42,532,921    40,475,436      28,644       48,624      28,209
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     3,653,026     5,060,826     5,853,076     (12,368)      (3,107)      2,008
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (5,191,852)   (9,288,287)   24,834,482      10,583      (23,648)     (5,287)
                        -----------   -----------   -----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   (1,538,826)   (4,227,461)   30,687,558      (1,785)     (26,755)     (3,279)
                        -----------   -----------   -----------  ----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,230,669   $38,305,460   $71,162,994  $   26,859   $   21,869    $ 24,930
                        ===========   ===========   ===========  ==========   ==========    ========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        ---------------------------------   ---------------------------------------
                          2000        1999        1998          2000            1999          1998
                        ----------  ----------  ----------  --------------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  37,168   $  97,290   $  24,781    $    21,730     $  354,646     $ 27,799
 M Fund Inc.. . . . .          --          --          --             --             --           --
Interest income on
 policy loans. . . .           --          --          --             --             --           --
                        ---------   ---------   ---------    -----------     ----------     --------
Total investment
 income. . . . . . .       37,168      97,290      24,781         21,730        354,646       27,799
Expenses:
 Mortality and expense
  risks. . . . . . .       12,591      24,661      23,711         16,957         24,257       19,481
                        ---------   ---------   ---------    -----------     ----------     --------
Net investment income      24,577      72,629       1,070          4,773        330,389        8,318
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (147,622)   (217,582)     61,917        703,918        123,861       64,757
 Net unrealized
  appreciation
  (depreciation)
  during the period.      160,413     (40,472)   (364,339)      (929,318)       839,140      339,709
                        ---------   ---------   ---------    -----------     ----------     --------
Net realized and
 unrealized gain
 (loss) on investments     12,791    (258,054)   (302,422)     (225,400)        963,001      404,466
                        ---------   ---------   ---------    -----------     ----------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $  37,368   $(185,425)  $(301,352)   $ (220,627)     $1,293,390     $412,784
                        =========   =========   =========    ===========     ==========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT            GLOBAL BOND SUBACCOUNT
                        ------------------------------------  ------------------------------
                           2000          1999        1998       2000       1999        1998
                        ------------  ----------  ----------  ---------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $   132,815   $  921,698  $  367,284  $ 25,777   $  91,316    $62,244
 M Fund Inc.. . . . .            --           --          --        --          --         --
Interest income on
 policy loans . . . .            --           --          --        --          --         --
                        -----------   ----------  ----------  --------   ---------    -------
Total investment
 income . . . . . . .       132,815      921,698     367,284    25,777      91,316     62,244
Expenses:
 Mortality and expense
  risks . . . . . . .        70,140      103,983      60,274     4,763       9,736      7,516
                        -----------   ----------  ----------  --------   ---------    -------
Net investment income        62,675      817,715     307,010    21,014      81,580     54,728
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       339,524      471,802     132,619   (37,534)     (1,996)    32,917
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (498,165)   2,019,913   2,082,107    58,703    (126,001)    11,342
                        -----------   ----------  ----------  --------   ---------    -------
Net realized and
 unrealized gain
 (loss) on investments    (156,641)    2,491,715   2,214,726    21,169    (127,997)    44,259
                        -----------   ----------  ----------  --------   ---------    -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .   $    95,966   $3,309,430  $2,521,736  $ 42,183   $ (46,417)   $98,987
                        ===========   ==========  ==========  ========   =========    =======




                                                           BRANDES INTERNATIONAL EQUITY
                        TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                        ------------------------------   ------------------------------
                          2000        1999       1998      2000        1999        1998
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  5,157    $     --   $    --    $ 8,114    $     --     $    --
 M Fund Inc.. . . . .         --      38,038     5,535         --      18,453      13,237
Interest income on
 policy loans . . . .         --          --        --         --          --          --
                        --------    --------   -------    -------    --------     -------
Total investment
 income . . . . . . .      5,157      38,038     5,535      8,114      18,453      13,237
Expenses:
 Mortality and expense
  risks . . . . . . .      1,625       2,102     1,022      1,740       1,904       1,143
                        --------    --------   -------    -------    --------     -------
Net investment income      3,532      35,936     4,513      6,374      16,549      12,094
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain. .    101,050      44,245    14,364      6,519       7,704       1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (85,212)     37,727    49,605     13,873     119,400      15,813
                        --------    --------   -------    -------    --------     -------
Net realized and
 unrealized gain on
 investments. . . . .     15,838      81,972    63,969     20,392     127,104      16,997
                        --------    --------   -------    -------    --------     -------
Net increase in net
 assets resulting from
 operations . . . . .   $ 19,370    $117,908   $68,482    $26,766    $143,653     $29,091
                        ========    ========   =======    =======    ========     =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                        FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ------------------------------  --------------------------
                          2000       1999      1998       2000       1999     1998
                        ---------  --------  ---------  ---------  --------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 24,107   $     --  $     --   $     --   $ 13,510   $   1
 M Fund Inc.. . . . .         --     20,787     1,888         --         --      --
Interest income on
 policy loans . . . .         --         --        --         --         --      --
                        --------   --------  --------   --------   --------   -----
Total investment
 income . . . . . . .     24,107     20,787     1,888         --     13,510       1
Expenses:
 Mortality and expense
  risks . . . . . . .      2,641      3,019     2,096      2,736        720      --
                        --------   --------  --------   --------   --------   -----
Net investment income
 (loss) . . . . . . .     21,466     17,768      (208)    (2,736)    12,790       1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     82,236     22,678    12,123    (12,180)     5,339      --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,210)   164,599   (17,930)   (76,126)    86,570      10
                        --------   --------  --------   --------   --------   -----
Net realized and
 unrealized gain
 (loss) on investments    70,026    187,277    (5,807)   (88,306)    91,909      10
                        --------   --------  --------   --------   --------   -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 91,492   $205,045  $ (6,015)  $(91,042)  $104,699   $  11
                        ========   ========  ========   ========   ========   =====




                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------  --------------------------
                           2000        1999      1998*    2000       1999      1998*
                        -----------  ---------  -------  --------  ---------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .    $  2,705     $   508     $ 1    $24,785   $ 17,417    $ 149
 M Fund Inc.. . . . .          --          --      --         --         --       --
Interest income on
 policy loans. . . .           --          --      --         --         --       --
                         --------     -------     ---    -------   --------    -----
Total investment
 income. . . . . . .        2,705         508       1     24,785     17,417      149
Expenses:
 Mortality and expense
  risks. . . . . . .          588         267      --      2,044      1,565        3
                         --------     -------     ---    -------   --------    -----
Net investment income       2,117         241       1     22,741     15,852      146
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      13,157         602       1     (2,201)    (1,422)      (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)     13,424      45      7,287    (22,820)    (196)
                         --------     -------     ---    -------   --------    -----
Net realized and
 unrealized gain
 (loss) on investments       (830)     14,026      46      5,086    (24,242)    (197)
                         --------     -------     ---    -------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .     $  1,287     $14,267     $47    $27,827   $ (8,390)   $ (51)
                         ========     =======     ===    =======   ========    =====




---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MID CAP               HIGH YIELD
                              CORE SUBACCOUNT           BOND SUBACCOUNT
                           -----------------------  -------------------------
                            2000      1999   1998*    2000      1999     1998*
                           --------  ------  -----  ---------  -------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . .   $   298   $6,810  $ --   $  9,291   $2,748    $ 19
 M Fund Inc. . . . . . .        --       --    --         --       --      --
Interest income on policy
 loans . . . . . . . . .        --       --    --         --       --      --
                           -------   ------  ----   --------   ------    ----
Total investment income.       298    6,810    --      9,291    2,748      19
Expenses:
 Mortality and expense
  risks. . . . . . . . .       440      178    --        667      206       1
                           -------   ------  ----   --------   ------    ----
Net investment income
 (loss). . . . . . . . .      (142)   6,632    --      8,624    2,542      18
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)   10,745      252    --     (8,649)    (186)     --
 Net unrealized
  appreciation
  (depreciation) during
  the period . . . . . .    (5,954)   3,005     6     (2,045)    (511)    (26)
                           -------   ------  ----   --------   ------    ----
Net realized and
 unrealized gain (loss)
 on investments. . . . .     4,791    3,257     6    (10,694)    (697)    (26)
                           -------   ------  ----   --------   ------    ----
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $ 4,649   $9,889  $  6   $ (2,070)  $1,845    $ (8)
                           =======   ======  ====   ========   ======    ====




                                                                 CLIFTON
                                                                ENHANCED
                                                               U.S. EQUITY
                                                               SUBACCOUNT
                                                             ---------------
                                                              2000     1999**
                                                             -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. . . . . . . . . . .   $  475    $1,117
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . . . .       --        --
Interest income on policy loans. . . . . . . . . . . . . .       --        --
                                                             ------    ------
Total investment income. . . . . . . . . . . . . . . . . .      475     1,117
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . .       50         4
                                                             ------    ------
Net investment income. . . . . . . . . . . . . . . . . . .      425     1,113
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss). . . . . . . . . . . . . . . . .      (33)       91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . . .    2,292      (879)
                                                             ------    ------
Net realized and unrealized gain (loss) on investments . .    2,259      (788)
                                                             ------    ------
Net increase in net assets resulting from operations . . .   $2,684    $  325
                                                             ======    ======




---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    434,004   $ 24,389,814   $ 12,025,213   $  8,592,418   $ 20,233,648    $ 22,087,857
 Net realized gains (losses) . . . . .      2,032,851      4,239,424      3,520,199        (29,483)       192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      7,172,532      1,727,703     18,509,310        505,228    (20,304,536)     (2,317,324)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .      9,639,387     30,356,941     34,054,722      9,068,163        121,210      21,371,072
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . . . . . .     31,919,256     37,307,814     21,681,632     11,475,576     26,114,799      32,901,747
 Net benefits to policyholders . . . .    (21,738,362)   (25,817,420)   (21,510,240)   (20,536,374)   (35,577,616)    (39,577,750)
 Net increase in policy loans. . . . .      2,840,939             --      2,561,877        967,300             --       1,607,456
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     13,021,833     11,490,394      2,733,269     (8,093,498)    (9,462,817)     (5,068,547)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in
 net assets. . . . . . . . . . . . . .     22,661,220     41,847,335     36,787,991        974,665     (9,341,607)     16,302,525
Net assets at beginning of period. . .    177,062,332    135,214,997     98,427,006    293,120,799    302,462,406     286,159,881
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period. . . . . .   $199,723,552   $177,062,332   $135,214,997   $294,095,464   $293,120,799    $302,462,406
                                         ============   ============   ============   ============   ============    ============




                                          INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   --------------------------------------
                                            2000          1999          1998          2000          1999           1998
                                         ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)            $   274,812   $   950,123   $ 3,440,236   $   (40,116)  $ 1,234,844    $  (20,335)
 Net realized gains                          816,122       168,248       148,419     1,170,187       491,241        55,393
 Net unrealized appreciation
  (depreciation) during
  the period. .                           (2,574,516)    5,712,567       105,161      (647,342)    2,317,857       518,731
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations                (1,483,582)    6,830,938     3,693,816       482,729     4,043,942       553,789
From policyholder transactions:
 Net premiums from
  policyholders.                          11,571,448     7,373,967     6,549,988     8,820,091     4,316,218     2,382,203
 Net benefits to policyholders            (8,784,406)   (6,834,914)   (5,210,982)   (4,981,803)   (2,206,402)     (998,381)
 Net increase in policy loans                261,125            --        86,200            --            --            --
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting
 from policyholder transactions            3,048,167       539,053     1,425,206     3,838,288     2,109,816     1,383,822
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in
 net assets. . .                           1,564,585     7,369,991     5,119,022     4,321,017     6,153,758     1,937,611
Net assets at beginning of period         31,899,039    24,529,048    19,410,026    10,825,578     4,671,820     2,734,209
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period              $33,463,624   $31,899,039   $24,529,048   $15,146,595   $10,825,578    $4,671,820
                                         ===========   ===========   ===========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                           GLOBAL BALANCED SUBACCOUNT                       MID CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------   ----------------------------------------------
                                     2000           1999             1998             2000             1999             1998
                                  ------------  --------------  ----------------  --------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    10,813   $      92,816   $        52,891   $     (74,097)  $    2,058,661    $     445,161
 Net realized gains (losses). .        (8,124)          4,711            (4,506)      1,167,801          773,222           73,958
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       (52,902)        (38,997)           78,455      (2,810,779)       6,801,000          647,137
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       (50,213)         58,530           126,840      (1,717,075)       9,632,883        1,166,256
From policyholder transactions:
 Net premiums from policyholders      182,567         377,958           341,482      12,180,008        8,941,124        3,164,065
 Net benefits to policyholders.      (298,263)       (131,331)         (310,766)     (4,655,667)      (2,937,257)        (612,975)
 Net increase in policy loans .            --              --                --              --               --               --
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .      (115,696)        246,627            30,716       7,524,341        6,003,867        2,551,090
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets . . . . . . . . . . . .      (165,909)        305,157           157,556       5,807,266       15,636,750        3,717,346
Net assets at beginning of
 period . . . . . . . . . . . .     1,177,232         872,075           714,519      20,852,255        5,215,505        1,498,159
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net assets at end of period . .   $ 1,011,323   $   1,177,232   $       872,075   $  26,659,521   $   20,852,255    $   5,215,505
                                  ===========   =============   ===============   =============   ==============    =============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                           ----------------------------------------   ------------------------------------------
                                              2000          1999           1998           2000           1999            1998
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income                     $    80,605   $   593,922   $    388,873   $  2,067,290   $  3,517,874    $  3,481,729
 Net realized gains (losses)                    (1,671)      165,556        673,582             --             --              --
 Net unrealized appreciation
  (depreciation) during the period            (324,239)     (569,216)      (479,093)            --             --              --
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                    (245,305)      190,262        583,362      2,067,290      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders             2,039,750     3,166,658      4,214,076     31,101,772     33,694,123      24,612,731
 Net benefits to policyholders              (1,152,104)   (1,903,017)    (3,212,048)   (32,846,241)   (30,672,090)    (24,024,723)
 Net increase (decrease) in policy loans            --            --             --       (282,456)            --         421,166
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      887,646     1,263,641      1,002,028     (2,026,925)     3,022,033       1,009,174
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase in net assets                     642,341     1,453,903      1,585,390         40,365      6,539,907       4,490,903
Net assets at beginning of period            9,553,293     8,099,390      6,514,000     76,638,641     70,098,734      65,607,831
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period                $10,195,634   $ 9,553,293   $  8,099,390   $ 76,679,006   $ 76,638,641    $ 70,098,734
                                           ===========   ===========   ============   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                          MID CAP VALUE SUBACCOUNT                     SMALL/MID CAP GROWTH SUBACCOUNT
                                  ----------------------------------------   ---------------------------------------------------
                                     2000          1999           1998            2000              1999               1998
                                  ------------  ------------  -------------  ----------------  ----------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (4,038)  $     1,508   $     16,578   $       (36,428)  $     1,833,840    $       154,352
 Net realized gains (losses). .       (35,806)     (241,740)      (422,902)         (331,677)          (13,020)            56,968
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       329,004       469,537       (260,362)        1,329,781        (1,274,161)           334,213
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       289,160       229,305       (666,686)          961,676           546,659            545,533
From policyholder transactions:
 Net premiums from policyholders    1,222,805     1,886,594      5,997,691         2,015,926         3,493,643          3,953,326
 Net benefits to policyholders.    (1,089,206)   (1,745,112)    (2,912,034)       (9,689,438)       (3,105,108)        (3,311,846)
 Net increase in policy loans .            --            --             --                --                --                 --
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .       133,599       141,482      3,085,657          (673,512)          388,535            641,480
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase in net assets. . .       422,759       370,787      2,418,971           288,164           935,194          1,187,013
Net assets at beginning of
 period . . . . . . . . . . . .     5,236,580     4,865,793      2,446,822        12,409,573        11,474,379         10,287,366
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net assets at end of period . .   $ 5,659,339   $ 5,236,580   $  4,865,793   $    12,697,737   $    12,409,573    $    11,474,379
                                  ===========   ===========   ============   ===============   ===============    ===============




                                           REAL ESTATE EQUITY SUBACCOUNT                   GROWTH & INCOME SUBACCOUNT
                                      ---------------------------------------   ------------------------------------------------
                                         2000          1999          1998            2000             1999              1998
                                      ------------  ------------  ------------  ---------------  ---------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income                $   359,789   $   823,618   $   876,235   $    8,936,078   $  131,096,419    $  102,464,177
 Net realized gains (losses)             (225,511)      123,591       442,876       16,053,184       22,802,197        22,835,488
 Net unrealized appreciation
  (depreciation) during the period      1,416,393    (1,106,755)   (3,720,942)     (26,767,597)       7,687,109       112,457,395
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from operations       1,550,671      (159,546)   (2,401,831)      (1,778,335)     161,585,725       237,757,060
From policyholder transactions:
 Net premiums from policyholders        3,954,225     2,304,591     6,295,255       47,243,335      101,973,160        92,955,980
 Net benefits to policyholders         (4,217,423)   (3,311,591)   (5,507,305)     (81,355,661)    (133,701,210)     (134,661,151)
 Net increase (decrease) in policy
  loans. . . . .                          141,567            --       (83,216)       4,922,813               --        18,165,114
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions. .                         (121,631)   (1,007,000)      704,734      (29,189,513)     (31,728,050)      (23,540,057)
Net increase (decrease) in net
 assets. . . . .                        1,429,040    (1,166,546)   (1,697,097)     (30,967,848)     129,857,675       214,217,003
Net assets at beginning of period      13,378,472    14,545,018    16,242,115    1,278,739,554    1,148,881,879       934,664,876
Net assets at end of period           $14,807,512   $13,378,472   $14,545,018   $1,247,771,706   $1,278,739,554    $1,148,881,879
                                      ===========   ===========   ===========   ==============   ==============    ==============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MANAGED SUBACCOUNT                     SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------   --------------------------------------
                                                2000           1999           1998          2000         1999           1998
                                            -------------  -------------  -------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $  7,769,495   $ 42,532,921   $ 40,475,436   $   28,644   $    48,624    $    28,209
 Net realized gains (losses). . . . . . .      3,653,026      5,060,826      5,853,076      (12,368)       (3,107)         2,008
 Net unrealized appreciation
  (depreciation) during the period. . . .     (5,191,852)    (9,288,287)    24,834,482       10,583       (23,648)        (5,287)
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,230,669     38,305,460     71,162,994       26,859        21,869         24,930
From policyholder transactions:
 Net premiums from policyholders. . . . .     20,445,777     44,546,082     40,631,684      241,196       690,849        435,150
 Net benefits to policyholders. . . . . .    (35,113,472)   (55,332,758)   (55,447,667)    (340,388)     (178,124)      (274,762)
 Net increase in policy loans . . . . . .      1,824,582             --      5,379,590           --            --             --
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .    (12,843,113)   (10,786,676)    (9,436,393)     (99,192)      512,725        160,388
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets . .     (6,612,444)    27,518,784     61,726,601      (72,333)      534,594        185,318
Net assets at beginning of period . . . .    500,072,750    472,553,966    410,827,365    1,129,483       594,889        409,571
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net assets at end of period . . . . . . .   $493,460,306   $500,072,750   $472,553,966   $1,057,150   $ 1,129,483    $   594,889
                                            ============   ============   ============   ==========   ===========    ===========




                                               SMALL CAP VALUE SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ----------------------------------------
                                            2000         1999          1998           2000          1999           1998
                                         -----------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income                   $   24,577   $    72,629   $     1,070   $      4,773   $   330,389    $     8,318
 Net realized gains (losses)               (147,622)     (217,582)       61,917        703,918       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period          160,413       (40,472)     (364,359)      (929,318)      839,140        339,709
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                   37,368      (185,425)     (301,372)      (220,627)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders          1,159,319     1,446,109     2,644,808      5,362,651     1,632,955      2,203,753
 Net benefits to policyholders             (893,462)   (1,547,128)   (1,288,464)   (4,276,522)    (1,315,539)    (1,443,700)
 Net increase in policy loans                    --            --            --             --            --             --
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                          265,857      (101,019)    1,356,344      1,086,129       317,416        760,053
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets       303,225      (286,444)    1,054,972        865,502     1,610,806      1,172,837
Net assets at beginning of period         4,111,416     4,397,860     3,342,888      5,310,586     3,699,780      2,526,943
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period              $4,414,641   $ 4,111,416   $ 4,397,860   $  6,176,088   $ 5,310,586    $ 3,699,780
                                         ==========   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,

                                                          EQUITY INDEX SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999          1998
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $    62,675   $   817,715   $   307,010
 Net realized gains (losses). . . . . . . . . .       339,524       471,802       132,619
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (498,165)    2,019,913     2,082,107
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . .       (95,966)    3,309,430     2,521,736
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .     5,398,036     7,762,529     4,632,113
 Net benefits to policyholders. . . . . . . . .    (1,940,148)   (2,563,485)   (1,120,852)
 Net increase in policy loans . . . . . . . . .            --            --            --
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     3,361,922     5,199,044     3,511,261
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets . . . . .    22,117,624     8,508,474     6,032,997
Net assets at beginning of period . . . . . . .    22,117,624    13,609,150     7,576,153
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $25,479,546   $22,117,624   $13,609,150
                                                  ===========   ===========   ===========
                                                         GLOBAL BOND SUBACCOUNT
                                                  -------------------------------------
                                                     2000         1999          1998
                                                  -----------  -----------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $   21,014   $   81,580    $    54,728
 Net realized gains (losses). . . . . . . . . .      (37,534)      (1,996)        32,917
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       58,703     (126,001)        11,342
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting       42,183      (46,417)        98,987
 from operations. . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .      378,645    1,115,699        798,933
 Net benefits to policyholders. . . . . . . . .     (685,644)    (292,075)    (1,158,109)
 Net increase in policy loans . . . . . . . . .           --           --             --
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     (306,999)     823,624       (359,176)
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets . . . . .     (264,816)     777,207       (260,189)
Net assets at beginning of period . . . . . . .    1,882,675    1,105,468      1,365,657
                                                  ----------   ----------    -----------
Net assets at end of period . . . . . . . . . .   $1,617,859   $1,882,675    $ 1,105,468
                                                  ==========   ==========    ===========


                         TURNER CORE GROWTH SUBACCOUNT     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        --------------------------------   ----------------------------------------
                          2000        1999        1998        2000          1999           1998
                        ----------  ----------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   3,532   $  35,936   $  4,513    $  6,374      $ 16,549       $ 12,094
 Net realized gains.      101,050      44,245     14,364       6,519         7,704          1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (85,212)     37,727     49,605      13,873       119,400         15,813
                        ---------   ---------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations. . . . .       19,370     117,908     68,482      26,766       143,653         29,091
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      265,836     240,351    203,590      59,497       239,618         55,021
 Net benefits to
  policyholders. . .     (371,100)   (136,661)   (77,651)    (18,974)      (29,520)       (10,341)
 Net increase in
  policy loans. . .            --          --         --          --            --             --
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions. . . .     (105,264)    103,690    125,939      40,523       210,098         44,680
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets. . . . . . .      (85,894)    221,598    194,421      67,289       353,751         73,771
Net assets at
 beginning of period      536,192     314,594    120,173     588,128       234,377        160,606
                        ---------   ---------   --------    --------      --------       --------
Net assets at end of
 period. . . . . . .    $ 450,298   $ 536,192   $314,594    $655,417      $588,128       $234,377
                        =========   =========   ========    ========      ========       ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                FRONTIER CAPITAL                   EMERGING MARKETS
                            APPRECIATION SUBACCOUNT               EQUITY SUBACCOUNT
                        --------------------------------   ---------------------------------
                          2000        1999       1998         2000         1999        1998
                        ----------  ---------  ----------  ------------  ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  21,466   $ 17,768   $    (208)  $    (2,736)  $  12,790    $     1
 Net realized gains
  (losses). . . . . .      82,236     22,678      12,123       (12,180)      5,339         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (12,210)   164,599     (17,930)      (76,126)     86,570         10
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      91,492    205,045      (6,015)      (91,042)    104,699         11
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     297,090    255,268     128,779     3,936,569     433,406      2,018
 Net benefits to
  policyholders . . .    (219,651)   (89,136)   (146,083)   (3,055,550)   (144,400)        --
 Net increase in
  policy loans. . . .          --         --          --            --        ----         --
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .      77,439    166,132     (17,304)      881,019     289,006      2,018
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets . . . . . . .     168,931    371,177     (23,319)      789,977     393,705      2,029
Net assets at
 beginning of period.     728,674    357,497     380,816       395,734       2,029         --
                        ---------   --------   ---------   -----------   ---------    -------
Net assets at end of
 period . . . . . . .   $ 897,605   $728,674   $ 357,497   $ 1,185,711   $ 395,734    $ 2,029
                        =========   ========   =========   ===========   =========    =======




                         INTERNATIONAL OPPORTUNITIES II             BOND INDEX
                                   SUBACCOUNT                       SUBACCOUNT
                        -------------------------------    -----------------------------
                           2000         1999       1998      2000       1999       1998
                        -----------  -----------  -------  ---------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $  2,117     $    241     $  1    $ 22,741   $ 15,852    $   146
 Net realized gains
  (losses). . . . . .      13,157          602        1      (2,201)    (1,422)        (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)      13,424       45       7,287    (22,820)      (196)
                         --------     --------     ----    --------   --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .        1,287       14,267       47      27,827     (8,390)       (51)
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      214,628      108,420      915     362,018    412,326     10,254
 Net benefits to
  policyholders. . .      (54,971)     (11,064)     (13)    (24,425)   (26,307)       (69)
 Net increase in
  policy loans. . . .          --           --       --          --         --         --
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions. . . .      159,657       97,356      902     337,593    386,019     10,185
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets. . . . . . .      160,944      111,623      949     365,420    377,629     10,134
Net assets at
 beginning of period.     112,572          949       --     387,763     10,134         --
                         --------     --------     ----    --------   --------    -------
Net assets at end of
 period. . . . . . .     $273,516     $112,572     $949    $753,183   $387,763    $10,134
                         ========     ========     ====    ========   ========    =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MIDCAP                    HIGH YIELD
                             CORE SUBACCOUNT                 BOND SUBACCOUNT
                        ---------------------------  -------------------------------
                          2000       1999     1998*     2000         1999      1998*
                        ----------  --------  -----  ------------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (142)  $ 6,632   $ --   $     8,624   $  2,542    $   19
 Net realized gains
  (losses). . . . . .      10,745       252     --        (8,649)      (186)       --
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (5,954)    3,005      6        (2,045)      (511)      (26)
                        ---------   -------   ----   -----------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       4,649     9,889      6        (2,070)     1,845        (8)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     414,076    97,385    104     1,249,658     98,955     2,887
 Net benefits to
  policyholders . . .    (329,116)   (7,901)    (2)   (1,040,268)   (13,078)       --
 Net increase in
  policy loans. . . .           0        --     --             0         --        --
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      84,960    89,484    102       209,390     85,877     2,887
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets . . . . . . .      89,609    99,373    108       207,320     87,722     2,887
Net assets at
 beginning of period.      99,481       108     --        90,601      2,879        --
                        ---------   -------   ----   -----------   --------    ------
Net assets at end of
 period . . . . . . .   $ 189,090   $99,481   $108   $   297,921   $ 90,601    $2,879
                        ========    ======    ====   ==========    =======     =====




                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           ------------------
                                                            2000      1999**
                                                           --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . .   $   425    $ 1,113
 Net realized gains (losses) . . . . . . . . . . . . . .       (33)        91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . .      (534)      (879)
                                                           -------    -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . .      (142)       325
From policyholder transactions:
 Net premiums from policyholders . . . . . . . . . . . .     4,452     13,814
 Net benefits to policyholders . . . . . . . . . . . . .      (294)        --
 Net increase in policy loans. . . . . . . . . . . . . .         0         --
                                                           -------    -------
Net increase in net assets resulting from policyholder
 transactions                                                4,158     13,814
                                                           -------    -------
Net increase in net assets . . . . . . . . . . . . . . .     4,016     14,139
Net assets at beginning of period. . . . . . . . . . . .    14,139         --
                                                           -------    -------
Net assets at end of period. . . . . . . . . . . . . . .   $18,155    $14,139
                                                           =======    =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                     YEARS AND PERIODS ENDED JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly, Enhanced U.S. Equity). Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 are as follows:


        PORTFOLIO           SHARES OWNED      COST           VALUE
        ---------           ------------  ------------  ----------------
Large Cap Growth. . . . .     6,118,549   $133,197,126   $  176,581,445
Active Bond . . . . . . .    25,676,557    250,059,856      234,710,166
International Equity Index    1,637,313     28,032,291       30,279,715
Small Cap Growth. . . . .       751,112     12,755,532       15,146,841
Global Balanced . . . . .        99,987      1,063,151        1,009,123
Mid Cap Growth. . . . . .       951,564     21,827,050       26,659,950
Large Cap Value . . . . .       781,363     10,837,990       10,182,562
Money Market. . . . . . .     6,282,855     62,861,460       62,828,554
Mid Cap Value . . . . . .       419,590      5,184,053        5,655,397
Small/Mid Cap Growth. . .       833,429     12,640,806       12,697,945
Real Estate Equity. . . .     1,006,818     13,855,749       12,765,326
Growth & Income . . . . .    53,177,519    786,999,791    1,054,098,419
Managed . . . . . . . . .    26,812,598    359,486,863      412,811,976
Short-Term Bond . . . . .       108,407      1,074,517        1,051,732
Small Cap Value . . . . .       402,638      4,641,679        4,409,122
International
 Opportunities. . . . . .       424,604      6,010,304        6,171,237
Equity Index. . . . . . .     1,257,997     20,669,031       25,463,881
Global Bond . . . . . . .       161,599      1,670,350        1,610,930
Turner Core Growth. . . .        18,889        537,085          450,305
Brandes International
 Equity . . . . . . . . .        41,067        456,415          655,428
Frontier Capital
 Appreciation . . . . . .        37,890      1,499,897          897,620
Emerging Markets Equity .       103,852        296,973        1,185,730
International
    Opportunities II. . .        22,760        274,038          273,330
Bond Index. . . . . . . .        80,112        768,927          749,101
Small/Mid Cap Core. . . .        18,350        192,035          188,808
High Yield Bond . . . . .        35,025        300,508          295,903
Clifton Enhanced US Equity
 Fund . . . . . . . . . .           912         14,986           18,155

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS (CONTINUED)

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth. . . . . . . . . . .   $14,526,753   $ 4,071,523
Active Bond . . . . . . . . . . . . .    12,595,440    13,172,460
International Equity Index. . . . . .     8,546,295     5,508,370
Small Cap Growth. . . . . . . . . . .     6,763,851     2,965,434
Global Balanced . . . . . . . . . . .       170,170       275,036
Mid Cap Growth. . . . . . . . . . . .     9,665,686     2,215,013
Large Cap Value . . . . . . . . . . .     1,684,020       715,601
Money Market. . . . . . . . . . . . .    20,068,019    19,726,545
Mid Cap Value . . . . . . . . . . . .       831,482       701,828
Small/Mid Cap Growth. . . . . . . . .     1,420,670     2,130,402
Real Estate Equity. . . . . . . . . .     3,756,641     3,664,903
Growth & Income . . . . . . . . . . .    10,140,753    35,665,986
Managed . . . . . . . . . . . . . . .     9,078,644    16,420,432
Short-Term Bond . . . . . . . . . . .       223,617       294,148
Small Cap Value . . . . . . . . . . .       918,362       627,855
International Opportunities . . . . .     4,740,829     3,649,827
Equity Index. . . . . . . . . . . . .     4,320,990       800,013
Global Bond . . . . . . . . . . . . .       324,904       610,861
Turner Core Growth. . . . . . . . . .             0             0
Brandes International Equity. . . . .             0             0
Frontier Capital Appreciation . . . .     3,318,819     2,440,517
Emerging Markets Equity . . . . . . .             0             0
International Opportunities II. . . .       322,785       161,007
Bond Index. . . . . . . . . . . . . .       392,051        31,702
Small/Mid Cap Core. . . . . . . . . .       408,308       323,488
High Yield Bond . . . . . . . . . . .     1,251,885     1,033,876
Clifton Enhanced US Equity Fund . . .             0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each Portfolio at June 30, 2000 were as follows:


                                             ACCUMULATION   SHARE
                 PORTFOLIO                      SHARES      VALUES
                 ---------                   ------------  --------
Large Cap Growth . . . . . . . . . . . . .      559,086     83.98
Active Bond. . . . . . . . . . . . . . . .      690,050     24.41
International Equity Index . . . . . . . .      487,610     26.08
Small Cap Growth . . . . . . . . . . . . .      663,124     22.82
Global Balanced. . . . . . . . . . . . . .       79,825     12.67
Mid Cap Growth . . . . . . . . . . . . . .      783,262     34.02
Large Cap Value. . . . . . . . . . . . . .      646,321     15.74
Money Market . . . . . . . . . . . . . . .      644,839     18.58
Mid Cap Value. . . . . . . . . . . . . . .      381,056     14.82
Small/Mid Cap Growth . . . . . . . . . . .      592,151     21.43
Real Estate Equity . . . . . . . . . . . .      203,675     25.09
Growth & Income. . . . . . . . . . . . . .    1,238,691     67.63
Managed. . . . . . . . . . . . . . . . . .    1,030,002     40.02
Short-Term Bond. . . . . . . . . . . . . .       79,247     13.34
Small Cap Value. . . . . . . . . . . . . .      354,503     12.43
International Opportunities. . . . . . . .      389,613     15.85
Equity Index . . . . . . . . . . . . . . .    1,112,540     22.90
Global Bond. . . . . . . . . . . . . . . .      129,203     12.51
Turner Core Growth . . . . . . . . . . . .       16,303     27.61
Brandes International Equity . . . . . . .       36,840     17.80
Frontier Capital Appreciation. . . . . . .       36,994     24.26
Emerging Markets Equity. . . . . . . . . .       99,862     11.88
International Opportunities II . . . . . .       22,407     12.21
Bond Index . . . . . . . . . . . . . . . .       69,381     10.72
Small/Mid Cap CORE . . . . . . . . . . . .       16,782     11.27
High Yield Bond. . . . . . . . . . . . . .       30,156      9.88
Clifton Enhanced US Equity . . . . . . . .        1,411     12.87

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $  1,888     $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE        KEY WORD OR PHRASE             PAGE
Account . . . . . . . . . .    33                                          6
                                                                          4
account value . . . . . . .      9                                        1
Additional Sum Insured. . .    16                                        35

asset - based charge. .        10                                        17
asset rebalancing . . . . .    14                                        10

attained age. . . . . . . .    10                                         5
Basic Sum Insured . . . . .    16                                        15
                                4
beneficiary . . . . . . . .     3                                        11
business day. . . . . . . .    34                                        21
changing Option A or B. . .    20                                          6
changing the Total Sum
 Insured  . . . . . . . . .    20                                        35
charges . . . . . . . . . .      9                                       35
Code. . . . . . . . . . . .    39                                          5
cost of insurance rates . .      9                                         3
date of issue . . . . . . .    35                                        23
death benefit . . . . . . .      5                                         8
deductions. . . . . . . . .      9                                         9
dollar cost averaging . . .    14                                          2
expenses of the Trust . . .     11                                       33
fixed investment option . .    34                                          2
full surrender. . . . . . .    15                                        16
fund. . . . . . . . . . . .      2                                       33
grace period. . . . . . . .      8                                        5
guaranteed death benefit
 feature. . . . . . . . . .      7                                       15
Guaranteed Death Benefit
 Premium. . . . . . . . . .      7                                         9
insurance charge. . . . . .      9                                       39
insured person. . . . . . .      5                                       24
investment options. . . . .      1                                       16
JHVLICO . . . . . . . . . .    33                                        14
lapse . . . . . . . . . . .      7                                         2
loan. . . . . . . . . . . .    15                                          1

loan interest . . . . . . .    16                                        33

Maximum Monthly Benefit.       19                                        15

maximum premiums. . . . . .      6                                       11

Minimum Initial Premium . .    34                                          5

minimum insurance amount. .    17

                       SUPPLEMENT DATED NOVEMBER 1, 2000

                                       TO


                      PROSPECTUSES DATED NOVEMBER 1, 2000

                           __________________________

  This Supplement is intended to be distributed with certain prospectuses dated November 1, 2000 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life II", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection II", "Flex V-1" or "Flex V-2". We refer to these prospectuses as the "Product Prospectuses."
   This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.
                           __________________________

                            GUIDE TO THIS SUPPLEMENT


 . Page 2 of this Supplement contains amendments to the Product Prospectuses relating to FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.
 . Starting on Page 3 of this Supplement, we provide REVISED ILLUSTRATIONS of death benefits, account values, surrender values and accumulated premiums to replace the illustration contained in each of the following Product Prospectuses.

Product Prospectus:                      Revised illustration begins on page:
-------------------                      ------------------------------------
Medallion Variable Life ...............                     3
Medallion Variable Universal Life II ..                    17
Medallion Executive Variable Life .....                    25
Medallion Executive Variable Life III .                    33
Variable Estate Protection ............                    41
Variable Estate Protection II .........
Flex V-2 ..............................
Flex V-1 ..............................                    75

  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2000 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                       AMENDMENTS TO PRODUCT PROSPECTUSES
                       ----------------------------------


 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

                    VARIABLE INVESTMENT OPTION                       MANAGED BY:
                    --------------------------                       --------- -
  Brandes International Equity . . . . . . . . . . . . . . . . . .   Brandes Investment Partners, L.P.
  Turner Core Growth . . . .                                         Turner Investment Partners, Inc.
  Frontier Capital Appreciation                                      Frontier Capital Managment Company, LLC
  Clifton Enhanced U.S. Equity . . . . . . . . . . . . . . . . . .   The Clifton Group
------------------------------------------------------------------------------ --------------------------------

2. The second paragraph on page 2 of each Product Prospectus is amended to include the following:

      "If you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Clifton Enhanced U.S. Equity variable investment options, we will invest your money in the corresponding investment option(s) of the M Fund, Inc. M Fund, Inc. is a so-called "series" type mutual fund registered with the SEC. In the prospectus, the term 'Trusts' includes M Fund, Inc., and the term 'funds' includes the corresponding investment options of M Fund, Inc. We may modify or delete the variable investment options in the future."

3. The fund expense table appearing in the section of each Product Prospectus entitled "What charges will the Trusts deduct from my investment in the policy?" is amended to include the following:

                                                  Investment  Distribution   Other Operating  Total Fund   Other Operating
                                                  Management   and Service    Expenses With   Operating     Expenses Absent
Fund Name                                             Fee      (12b-1) Fees   Reimbursement    Expenses     Reimbursement*
---------                                         ----------  -------------  - --------------  ----------  ------------------
M FUND, INC.:
Brandes International Equity                         0.96%         N/A            0.25%         1.21%           0.97%
Turner Core Growth . .                               0.45%         N/A            0.25%         0.70%           0.95%
Frontier Capital Appreciation                        0.90%         N/A            0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity                        0.55%          N/A            0.25%         0.80%           1.08%

* M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.

                             MEDALLION VARIABLE LIFE

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 4 TO 9 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Medallion Variable Life Product Prospectus. The tables on pages 10 TO 15 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Medallion Variable Life Product Prospectus.

  The assumptions used for the revised illustrations are generally the same as those described in the respective Medallion Variable Life Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737         814          0          0           71
   3          2,516      100,000    100,000    100,000     1,092      1,242       1,405          0        149          312
   4          3,439      100,000    100,000    100,000     1,504      1,759       2,047        412        667          954
   5          4,409      100,000    100,000    100,000     1,898      2,287       2,742        805      1,194        1,649
   6          5,428      100,000    100,000    100,000     2,273      2,825       3,497      1,181      1,732        2,405
   7          6,497      100,000    100,000    100,000     2,627      3,372       4,315      1,534      2,279        3,223
   8          7,620      100,000    100,000    100,000     2,960      3,927       5,203      2,066      3,033        4,309
   9          8,799      100,000    100,000    100,000     3,269      4,489       6,166      2,574      3,793        5,471
  10         10,037      100,000    100,000    100,000     3,562      5,067       7,227      3,266      4,771        6,931
  11         11,337      100,000    100,000    100,000     3,859      5,684       8,415      3,661      5,486        8,218
  12         12,702      100,000    100,000    100,000     4,133      6,311       9,715      4,035      6,213        9,616
  13         14,135      100,000    100,000    100,000     4,382      6,948      11,136      4,382      6,948       11,136
  14         15,640      100,000    100,000    100,000     4,604      7,593      12,692      4,604      7,593       12,692
  15         17,220      100,000    100,000    100,000     4,796      8,244      14,396      4,796      8,244       14,396
  16         18,879      100,000    100,000    100,000     4,958      8,901      16,265      4,958      8,901       16,265
  17         20,621      100,000    100,000    100,000     5,088      9,563      18,318      5,088      9,563       18,318
  18         22,450      100,000    100,000    100,000     5,180     10,224      20,571      5,180     10,224       20,571
  19         24,370      100,000    100,000    100,000     5,227     10,879      23,043      5,227     10,879       23,043
  20         26,387      100,000    100,000    100,000     5,237     11,534      25,769      5,237     11,534       25,769
  25         38,086      100,000    100,000    100,000     4,749     14,862      44,492      4,749     14,862       44,492
  30         53,018      100,000    100,000    100,000     3,236     18,271      76,634      3,236     18,271       76,634
  35         72,076           **    100,000    151,226        **     20,805     131,500         **     20,805      131,500
  40         96,398           **    100,000    233,818        **     20,665     222,684         **     20,665      222,684
  45        127,441           **    100,000    393,938        **     14,885     375,179         **     14,885      375,179




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,153       1,308          0         60          215
   4          3,439      100,000    100,000    100,000     1,395      1,635       1,906        302        542          813
   5          4,409      100,000    100,000    100,000     1,759      2,124       2,552        666      1,031        1,459
   6          5,428      100,000    100,000    100,000     2,104      2,621       3,249      1,011      1,528        2,157
   7          6,497      100,000    100,000    100,000     2,426      3,122       4,002      1,334      2,029        2,909
   8          7,620      100,000    100,000    100,000     2,727      3,627       4,814      1,833      2,733        3,920
   9          8,799      100,000    100,000    100,000     3,003      4,135       5,690      2,308      3,440        4,995
  10         10,037      100,000    100,000    100,000     3,263      4,656       6,651      2,967      4,359        6,355
  11         11,337      100,000    100,000    100,000     3,496      5,177       7,692      3,298      4,979        7,494
  12         12,702      100,000    100,000    100,000     3,700      5,698       8,818      3,602      5,599        8,719
  13         14,135      100,000    100,000    100,000     3,876      6,216      10,039      3,876      6,216       10,039
  14         15,640      100,000    100,000    100,000     4,020      6,731      11,365      4,020      6,731       11,365
  15         17,220      100,000    100,000    100,000     4,130      7,240      12,803      4,130      7,240       12,803
  16         18,879      100,000    100,000    100,000     4,205      7,739      14,367      4,205      7,739       14,367
  17         20,621      100,000    100,000    100,000     4,237      8,223      16,063      4,237      8,223       16,063
  18         22,450      100,000    100,000    100,000     4,221      8,684      17,904      4,221      8,684       17,904
  19         24,370      100,000    100,000    100,000     4,152      9,117      19,904      4,152      9,117       19,904
  20         26,387      100,000    100,000    100,000     4,020      9,511      22,072      4,020      9,511       22,072
  25         38,086      100,000    100,000    100,000     2,190     10,618      36,178      2,190     10,618       36,178
  30         53,018           **    100,000    100,000        **      8,982      58,591         **      8,982       58,591
  35         72,076           **         **    111,311        **        970      96,793         **        970       96,793
  40         96,398           **         **    168,479        **         **     160,456         **         **      160,456
  45        127,441           **         **    277,758        **         **     264,531         **         **      264,531




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,734    100,812       661        734         812          0          0           69
   3          2,516      101,088    101,237    101,400     1,088      1,237       1,400          0        144          307
   4          3,439      101,497    101,750    102,036     1,497      1,750       2,036        404        658          943
   5          4,409      101,886    102,272    102,724     1,886      2,272       2,724        794      1,180        1,632
   6          5,428      102,256    102,803    103,469     2,256      2,803       3,469      1,164      1,711        2,377
   7          6,497      102,604    103,340    104,274     2,604      3,340       4,274      1,511      2,247        3,181
   8          7,620      102,928    103,883    105,143     2,928      3,883       5,143      2,034      2,989        4,249
   9          8,799      103,228    104,430    106,082     3,228      4,430       6,082      2,533      3,734        5,387
  10         10,037      103,510    104,989    107,111     3,510      4,989       7,111      3,214      4,693        6,814
  11         11,337      103,794    105,583    108,258     3,794      5,583       8,258      3,597      5,385        8,060
  12         12,702      104,054    106,183    109,506     4,054      6,183       9,506      3,956      6,084        9,407
  13         14,135      104,287    106,786    110,862     4,287      6,786      10,862      4,287      6,786       10,862
  14         15,640      104,490    107,392    112,336     4,490      7,392      12,336      4,490      7,392       12,336
  15         17,220      104,661    107,996    113,938     4,661      7,996      13,938      4,661      7,996       13,938
  16         18,879      104,800    108,598    115,681     4,800      8,598      15,681      4,800      8,598       15,681
  17         20,621      104,907    109,198    117,579     4,907      9,198      17,579      4,907      9,198       17,579
  18         22,450      104,970    109,784    119,639     4,970      9,784      19,639      4,970      9,784       19,639
  19         24,370      104,988    110,352    121,874     4,988     10,352      21,874      4,988     10,352       21,874
  20         26,387      104,965    110,907    124,310     4,965     10,907      24,310      4,965     10,907       24,310
  25         38,086      104,295    113,499    140,400     4,295     13,499      40,400      4,295     13,499       40,400
  30         53,018      102,596    115,615    166,099     2,596     15,615      66,099      2,596     15,615       66,099
  35         72,076           **    115,840    206,427        **     15,840     106,427         **     15,840      106,427
  40         96,398           **    111,705    269,046        **     11,705     169,046         **     11,705      169,046
  45        127,441           **         **    366,706        **         **     266,706         **         **      266,706



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,607   100,678    100,752      607       678        752         0         0           9
   3          2,516      101,007   101,148    101,302    1,007     1,148      1,302         0        55         209
   4          3,439      101,387   101,626    101,896    1,387     1,626      1,896       295       534         803
   5          4,409      101,748   102,110    102,535    1,748     2,110      2,535       655     1,017       1,442
   6          5,428      102,088   102,600    103,223    2,088     2,600      3,223       995     1,507       2,130
   7          6,497      102,404   103,092    103,963    2,404     3,092      3,963     1,312     1,999       2,870
   8          7,620      102,698   103,586    104,758    2,698     3,586      4,758     1,804     2,692       3,864
   9          8,799      102,965   104,080    105,611    2,965     4,080      5,611     2,270     3,385       4,916
  10         10,037      103,215   104,583    106,543    3,215     4,583      6,543     2,918     4,287       6,247
  11         11,337      103,436   105,084    107,546    3,436     5,084      7,546     3,239     4,886       7,348
  12         12,702      103,628   105,579    108,625    3,628     5,579      8,625     3,529     5,480       8,526
  13         14,135      103,788   106,067    109,786    3,788     6,067      9,786     3,788     6,067       9,786
  14         15,640      103,916   106,546    111,036    3,916     6,546     11,036     3,916     6,546      11,036
  15         17,220      104,008   107,012    112,381    4,008     7,012     12,381     4,008     7,012      12,381
  16         18,879      104,062   107,462    113,829    4,062     7,462     13,829     4,062     7,462      13,829
  17         20,621      104,072   107,888    115,382    4,072     7,888     15,382     4,072     7,888      15,382
  18         22,450      104,031   108,281    117,045    4,031     8,281     17,045     4,031     8,281      17,045
  19         24,370      103,936   108,635    118,824    3,936     8,635     18,824     3,936     8,635      18,824
  20         26,387      103,776   108,937    120,721    3,776     8,937     20,721     3,776     8,937      20,721
  25         38,086      101,799   109,337    132,184    1,799     9,337     32,184     1,799     9,337      32,184
  30         53,018           **   106,465    147,310       **     6,465     47,310        **     6,465      47,310
  35         72,076           **        **    165,588       **        **     65,588        **        **      65,588
  40         96,398           **        **    184,493       **        **     84,493        **        **      84,493
  45        127,441           **        **    196,398       **        **     96,398        **        **      96,398




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737        814        0          0          71
   3          2,516      100,000   100,000    100,000    1,092      1,242      1,405        0        149         312
   4          3,439      100,000   100,000    100,000    1,504      1,759      2,047      412        667         954
   5          4,409      100,000   100,000    100,000    1,898      2,287      2,742      805      1,194       1,649
   6          5,428      100,000   100,000    100,000    2,273      2,825      3,497    1,181      1,732       2,405
   7          6,497      100,000   100,000    100,000    2,627      3,372      4,315    1,534      2,279       3,223
   8          7,620      100,000   100,000    100,000    2,960      3,927      5,203    2,066      3,033       4,309
   9          8,799      100,000   100,000    100,000    3,269      4,489      6,166    2,574      3,793       5,471
  10         10,037      100,000   100,000    100,000    3,562      5,067      7,227    3,266      4,771       6,931
  11         11,337      100,000   100,000    100,000    3,859      5,684      8,415    3,661      5,486       8,218
  12         12,702      100,000   100,000    100,000    4,133      6,311      9,715    4,035      6,213       9,616
  13         14,135      100,000   100,000    100,000    4,382      6,948     11,136    4,382      6,948      11,136
  14         15,640      100,000   100,000    100,000    4,604      7,593     12,692    4,604      7,593      12,692
  15         17,220      100,000   100,000    100,000    4,796      8,244     14,396    4,796      8,244      14,396
  16         18,879      100,000   100,000    100,000    4,958      8,901     16,265    4,958      8,901      16,265
  17         20,621      100,000   100,000    100,000    5,088      9,563     18,318    5,088      9,563      18,318
  18         22,450      100,000   100,000    100,000    5,180     10,224     20,571    5,180     10,224      20,571
  19         24,370      100,000   100,000    100,000    5,227     10,879     23,043    5,227     10,879      23,043
  20         26,387      100,000   100,000    100,000    5,237     11,534     25,769    5,237     11,534      25,769
  25         38,086      100,000   100,000    100,000    4,749     14,862     44,492    4,749     14,862      44,492
  30         53,018      100,000   100,000    129,345    3,236     18,271     75,996    3,236     18,271      75,996
  35         72,076           **   100,000    191,588       **     20,805    126,577       **     20,805     126,577
  40         96,398           **   100,000    282,918       **     20,665    206,691       **     20,665     206,691
  45        127,441           **   100,000    420,701       **     14,885    333,202       **     14,885     333,202




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      609        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,153      1,308        0         60         215
   4          3,439      100,000   100,000    100,000    1,395      1,635      1,906      302        542         813
   5          4,409      100,000   100,000    100,000    1,759      2,124      2,552      666      1,031       1,459
   6          5,428      100,000   100,000    100,000    2,104      2,621      3,249    1,011      1,528       2,157
   7          6,497      100,000   100,000    100,000    2,426      3,122      4,002    1,334      2,029       2,909
   8          7,620      100,000   100,000    100,000    2,727      3,627      4,814    1,833      2,733       3,920
   9          8,799      100,000   100,000    100,000    3,003      4,135      5,690    2,308      3,440       4,995
  10         10,037      100,000   100,000    100,000    3,263      4,656      6,651    2,967      4,359       6,355
  11         11,337      100,000   100,000    100,000    3,496      5,177      7,692    3,298      4,979       7,494
  12         12,702      100,000   100,000    100,000    3,700      5,698      8,818    3,602      5,599       8,719
  13         14,135      100,000   100,000    100,000    3,876      6,216     10,039    3,876      6,216      10,039
  14         15,640      100,000   100,000    100,000    4,020      6,731     11,365    4,020      6,731      11,365
  15         17,220      100,000   100,000    100,000    4,130      7,240     12,803    4,130      7,240      12,803
  16         18,879      100,000   100,000    100,000    4,205      7,739     14,367    4,205      7,739      14,367
  17         20,621      100,000   100,000    100,000    4,237      8,223     16,063    4,237      8,223      16,063
  18         22,450      100,000   100,000    100,000    4,221      8,684     17,904    4,221      8,684      17,904
  19         24,370      100,000   100,000    100,000    4,152      9,117     19,904    4,152      9,117      19,904
  20         26,387      100,000   100,000    100,000    4,020      9,511     22,072    4,020      9,511      22,072
  25         38,086      100,000   100,000    100,000    2,190     10,618     36,178    2,190     10,618      36,178
  30         53,018           **   100,000    100,000       **      8,982     58,586       **      8,982      58,586
  35         72,076           **   100,000    141,182       **        970     93,276       **        970      93,276
  40         96,398           **        **    196,656       **         **    143,670       **         **     143,670
  45        127,441           **        **    271,181       **         **    214,780       **         **     214,780




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737         815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,243       1,406          0        150          313
   4          3,439      100,000    100,000    100,000     1,506      1,761       2,048        413        668          956
   5          4,409      100,000    100,000    100,000     1,900      2,289       2,745        807      1,196        1,652
   6          5,428      100,000    100,000    100,000     2,276      2,828       3,501      1,183      1,736        2,408
   7          6,497      100,000    100,000    100,000     2,631      3,376       4,321      1,538      2,283        3,228
   8          7,620      100,000    100,000    100,000     2,964      3,932       5,211      2,070      3,038        4,317
   9          8,799      100,000    100,000    100,000     3,274      4,496       6,176      2,579      3,801        5,481
  10         10,037      100,000    100,000    100,000     3,568      5,076       7,240      3,272      4,780        6,944
  11         11,337      100,000    100,000    100,000     3,866      5,695       8,432      3,669      5,497        8,234
  12         12,702      100,000    100,000    100,000     4,142      6,325       9,736      4,043      6,226        9,637
  13         14,135      100,000    100,000    100,000     4,392      6,965      11,163      4,392      6,965       11,163
  14         15,640      100,000    100,000    100,000     4,615      7,612      12,725      4,615      7,612       12,725
  15         17,220      100,000    100,000    100,000     4,809      8,267      14,437      4,809      8,267       14,437
  16         18,879      100,000    100,000    100,000     4,972      8,928      16,315      4,972      8,928       16,315
  17         20,621      100,000    100,000    100,000     5,105      9,595      18,379      5,105      9,595       18,379
  18         22,450      100,000    100,000    100,000     5,197     10,260      20,644      5,197     10,260       20,644
  19         24,370      100,000    100,000    100,000     5,247     10,920      23,132      5,247     10,920       23,132
  20         26,387      100,000    100,000    100,000     5,258     11,581      25,875      5,258     11,581       25,875
  25         38,086      100,000    100,000    100,000     4,777     14,946      44,737      4,777     14,946       44,737
  30         53,018      100,000    100,000    100,000     3,271     18,411      77,172      3,271     18,411       77,172
  35         72,076           **    100,000    152,466        **     21,031     132,579         **     21,031      132,579
  40         96,398           **    100,000    236,015        **     21,024     224,777         **     21,024      224,777
  45        127,441           **    100,000    398,132        **     15,461     379,174         **     15,461      379,174




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,153       1,308          0         60          215
   4          3,439      100,000    100,000    100,000     1,395      1,635       1,906        302        542          813
   5          4,409      100,000    100,000    100,000     1,759      2,124       2,552        666      1,031        1,459
   6          5,428      100,000    100,000    100,000     2,104      2,621       3,249      1,011      1,528        2,157
   7          6,497      100,000    100,000    100,000     2,426      3,122       4,002      1,334      2,029        2,909
   8          7,620      100,000    100,000    100,000     2,727      3,627       4,814      1,833      2,733        3,920
   9          8,799      100,000    100,000    100,000     3,003      4,135       5,690      2,308      3,440        4,995
  10         10,037      100,000    100,000    100,000     3,256      4,646       6,638      2,960      4,349        6,341
  11         11,337      100,000    100,000    100,000     3,481      5,156       7,660      3,284      4,958        7,462
  12         12,702      100,000    100,000    100,000     3,677      5,662       8,763      3,579      5,563        8,664
  13         14,135      100,000    100,000    100,000     3,843      6,164       9,955      3,843      6,164        9,955
  14         15,640      100,000    100,000    100,000     3,978      6,660      11,243      3,978      6,660       11,243
  15         17,220      100,000    100,000    100,000     4,078      7,146      12,636      4,078      7,146       12,636
  16         18,879      100,000    100,000    100,000     4,141      7,620      14,144      4,141      7,620       14,144
  17         20,621      100,000    100,000    100,000     4,162      8,075      15,773      4,162      8,075       15,773
  18         22,450      100,000    100,000    100,000     4,134      8,504      17,531      4,134      8,504       17,531
  19         24,370      100,000    100,000    100,000     4,052      8,901      19,431      4,052      8,901       19,431
  20         26,387      100,000    100,000    100,000     3,908      9,255      21,481      3,908      9,255       21,481
  25         38,086      100,000    100,000    100,000     2,023     10,088      34,554      2,023     10,088       34,554
  30         53,018           **    100,000    100,000        **      8,044      54,575         **      8,044       54,575
  35         72,076           **         **    100,671        **         **      87,540         **         **       87,540
  40         96,398           **         **    149,796        **         **     142,663         **         **      142,663
  45        127,441           **         **    242,576        **         **     231,025         **         **      231,025




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,734    100,812       661        734         812          0          0           69
   3          2,516      101,088    101,237    101,400     1,088      1,237       1,400          0        144          307
   4          3,439      101,497    101,750    102,036     1,497      1,750       2,036        404        658          943
   5          4,409      101,886    102,272    102,724     1,886      2,272       2,724        794      1,180        1,632
   6          5,428      102,256    102,803    103,469     2,256      2,803       3,469      1,164      1,711        2,377
   7          6,497      102,604    103,340    104,274     2,604      3,340       4,274      1,511      2,247        3,181
   8          7,620      102,928    103,883    105,143     2,928      3,883       5,143      2,034      2,989        4,249
   9          8,799      103,228    104,430    106,082     3,228      4,430       6,082      2,533      3,734        5,387
  10         10,037      103,510    104,989    107,111     3,510      4,989       7,111      3,214      4,693        6,814
  11         11,337      103,794    105,583    108,258     3,794      5,583       8,258      3,597      5,385        8,060
  12         12,702      104,054    106,183    109,506     4,054      6,183       9,506      3,956      6,084        9,407
  13         14,135      104,287    106,786    110,862     4,287      6,786      10,862      4,287      6,786       10,862
  14         15,640      104,490    107,392    112,336     4,490      7,392      12,336      4,490      7,392       12,336
  15         17,220      104,661    107,996    113,938     4,661      7,996      13,938      4,661      7,996       13,938
  16         18,879      104,800    108,598    115,681     4,800      8,598      15,681      4,800      8,598       15,681
  17         20,621      104,907    109,198    117,579     4,907      9,198      17,579      4,907      9,198       17,579
  18         22,450      104,970    109,784    119,639     4,970      9,784      19,639      4,970      9,784       19,639
  19         24,370      104,988    110,352    121,874     4,988     10,352      21,874      4,988     10,352       21,874
  20         26,387      104,965    110,907    124,310     4,965     10,907      24,310      4,965     10,907       24,310
  25         38,086      104,295    113,499    140,400     4,295     13,499      40,400      4,295     13,499       40,400
  30         53,018      102,596    115,615    166,099     2,596     15,615      66,099      2,596     15,615       66,099
  35         72,076           **    115,840    206,427        **     15,840     106,427         **     15,840      106,427
  40         96,398           **    111,705    269,046        **     11,705     169,046         **     11,705      169,046
  45        127,441           **         **    366,706        **         **     266,706         **         **      266,706



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,607   100,678    100,752      607       678        752         0         0           9
   3          2,516      101,007   101,148    101,302    1,007     1,148      1,302         0        55         209
   4          3,439      101,387   101,626    101,896    1,387     1,626      1,896       295       534         803
   5          4,409      101,748   102,110    102,535    1,748     2,110      2,535       655     1,017       1,442
   6          5,428      102,088   102,600    103,223    2,088     2,600      3,223       995     1,507       2,130
   7          6,497      102,404   103,092    103,963    2,404     3,092      3,963     1,312     1,999       2,870
   8          7,620      102,698   103,586    104,758    2,698     3,586      4,758     1,804     2,692       3,864
   9          8,799      102,965   104,080    105,611    2,965     4,080      5,611     2,270     3,385       4,916
  10         10,037      103,208   104,574    106,530    3,208     4,574      6,530     2,912     4,277       6,233
  11         11,337      103,422   105,062    107,515    3,422     5,062      7,515     3,224     4,865       7,317
  12         12,702      103,605   105,544    108,571    3,605     5,544      8,571     3,506     5,445       8,472
  13         14,135      103,757   106,016    109,704    3,757     6,016      9,704     3,757     6,016       9,704
  14         15,640      103,875   106,477    110,919    3,875     6,477     10,919     3,875     6,477      10,919
  15         17,220      103,957   106,922    112,220    3,957     6,922     12,220     3,957     6,922      12,220
  16         18,879      104,000   107,348    113,615    4,000     7,348     13,615     4,000     7,348      13,615
  17         20,621      104,000   107,746    115,104    4,000     7,746     15,104     4,000     7,746      15,104
  18         22,450      103,948   108,109    116,690    3,948     8,109     16,690     3,948     8,109      16,690
  19         24,370      103,841   108,430    118,377    3,841     8,430     18,377     3,841     8,430      18,377
  20         26,387      103,670   108,695    120,165    3,670     8,695     20,165     3,670     8,695      20,165
  25         38,086      101,650   108,862    130,731    1,650     8,862     30,731     1,650     8,862      30,731
  30         53,018           **   105,698    144,000       **     5,698     44,000        **     5,698      44,000
  35         72,076           **        **    158,787       **        **     58,787        **        **      58,787
  40         96,398           **        **    171,547       **        **     71,547        **        **      71,547
  45        127,441           **        **    173,065       **        **     73,065        **        **      73,065




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737        814        0          0          71
   3          2,516      100,000   100,000    100,000    1,092      1,242      1,405        0        149         312
   4          3,439      100,000   100,000    100,000    1,504      1,759      2,047      412        667         954
   5          4,409      100,000   100,000    100,000    1,898      2,287      2,742      805      1,194       1,649
   6          5,428      100,000   100,000    100,000    2,273      2,825      3,497    1,181      1,732       2,405
   7          6,497      100,000   100,000    100,000    2,627      3,372      4,315    1,534      2,279       3,223
   8          7,620      100,000   100,000    100,000    2,960      3,927      5,203    2,066      3,033       4,309
   9          8,799      100,000   100,000    100,000    3,269      4,489      6,166    2,574      3,793       5,471
  10         10,037      100,000   100,000    100,000    3,562      5,067      7,227    3,266      4,771       6,931
  11         11,337      100,000   100,000    100,000    3,859      5,684      8,415    3,661      5,486       8,218
  12         12,702      100,000   100,000    100,000    4,133      6,311      9,715    4,035      6,213       9,616
  13         14,135      100,000   100,000    100,000    4,382      6,948     11,136    4,382      6,948      11,136
  14         15,640      100,000   100,000    100,000    4,604      7,593     12,692    4,604      7,593      12,692
  15         17,220      100,000   100,000    100,000    4,796      8,244     14,396    4,796      8,244      14,396
  16         18,879      100,000   100,000    100,000    4,958      8,901     16,265    4,958      8,901      16,265
  17         20,621      100,000   100,000    100,000    5,088      9,563     18,318    5,088      9,563      18,318
  18         22,450      100,000   100,000    100,000    5,180     10,224     20,571    5,180     10,224      20,571
  19         24,370      100,000   100,000    100,000    5,227     10,879     23,043    5,227     10,879      23,043
  20         26,387      100,000   100,000    100,000    5,237     11,534     25,769    5,237     11,534      25,769
  25         38,086      100,000   100,000    100,000    4,749     14,862     44,492    4,749     14,862      44,492
  30         53,018      100,000   100,000    129,345    3,236     18,271     75,996    3,236     18,271      75,996
  35         72,076           **   100,000    191,588       **     20,805    126,577       **     20,805     126,577
  40         96,398           **   100,000    282,918       **     20,665    206,691       **     20,665     206,691
  45        127,441           **   100,000    420,701       **     14,885    333,202       **     14,885     333,202




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      609        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,153      1,308        0         60         215
   4          3,439      100,000   100,000    100,000    1,395      1,635      1,906      302        542         813
   5          4,409      100,000   100,000    100,000    1,759      2,124      2,552      666      1,031       1,459
   6          5,428      100,000   100,000    100,000    2,104      2,621      3,249    1,011      1,528       2,157
   7          6,497      100,000   100,000    100,000    2,426      3,122      4,002    1,334      2,029       2,909
   8          7,620      100,000   100,000    100,000    2,727      3,627      4,814    1,833      2,733       3,920
   9          8,799      100,000   100,000    100,000    3,003      4,135      5,690    2,308      3,440       4,995
  10         10,037      100,000   100,000    100,000    3,256      4,646      6,638    2,960      4,349       6,341
  11         11,337      100,000   100,000    100,000    3,481      5,156      7,660    3,284      4,958       7,462
  12         12,702      100,000   100,000    100,000    3,677      5,662      8,763    3,579      5,563       8,664
  13         14,135      100,000   100,000    100,000    3,843      6,164      9,955    3,843      6,164       9,955
  14         15,640      100,000   100,000    100,000    3,978      6,660     11,243    3,978      6,660      11,243
  15         17,220      100,000   100,000    100,000    4,078      7,146     12,636    4,078      7,146      12,636
  16         18,879      100,000   100,000    100,000    4,141      7,620     14,144    4,141      7,620      14,144
  17         20,621      100,000   100,000    100,000    4,162      8,075     15,773    4,162      8,075      15,773
  18         22,450      100,000   100,000    100,000    4,134      8,504     17,531    4,134      8,504      17,531
  19         24,370      100,000   100,000    100,000    4,052      8,901     19,431    4,052      8,901      19,431
  20         26,387      100,000   100,000    100,000    3,908      9,255     21,481    3,908      9,255      21,481
  25         38,086      100,000   100,000    100,000    2,023     10,088     34,554    2,023     10,088      34,554
  30         53,018           **   100,000    100,000       **      8,044     54,575       **      8,044      54,575
  35         72,076           **        **    129,243       **         **     85,388       **         **      85,388
  40         96,398           **        **    176,949       **         **    129,273       **         **     129,273
  45        127,441           **        **    239,696       **         **    189,843       **         **     189,843




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                       MEDALLION VARIABLE UNIVERSAL LIFE II

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 18 TO 23 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Variable Universal Life II Product Prospectus.

    The assumptions used for the revised illustration are generally the same as those described in the Medallion Variable Universal Life II Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,090      1,240      1,403      330        480         643
   4          3,439      100,000   100,000    100,000    1,502      1,756      2,043      742        996       1,283
   5          4,409      100,000   100,000    100,000    1,894      2,283      2,737    1,134      1,523       1,977
   6          5,428      100,000   100,000    100,000    2,268      2,819      3,489    1,660      2,211       2,881
   7          6,497      100,000   100,000    100,000    2,620      3,363      4,304    2,088      2,831       3,772
   8          7,620      100,000   100,000    100,000    2,951      3,916      5,188    2,495      3,460       4,732
   9          8,799      100,000   100,000    100,000    3,258      4,475      6,146    2,954      4,171       5,842
  10         10,037      100,000   100,000    100,000    3,542      5,040      7,186    3,390      4,888       7,034
  11         11,337      100,000   100,000    100,000    3,835      5,650      8,363    3,835      5,650       8,363
  12         12,702      100,000   100,000    100,000    4,106      6,271      9,649    4,106      6,271       9,649
  13         14,135      100,000   100,000    100,000    4,351      6,901     11,054    4,351      6,901      11,054
  14         15,640      100,000   100,000    100,000    4,569      7,537     12,591    4,569      7,537      12,591
  15         17,220      100,000   100,000    100,000    4,757      8,179     14,273    4,757      8,179      14,273
  16         18,879      100,000   100,000    100,000    4,973      8,883     16,171    4,973      8,883      16,171
  17         20,621      100,000   100,000    100,000    5,147      9,585     18,245    5,147      9,585      18,245
  18         22,450      100,000   100,000    100,000    5,269     10,275     20,507    5,269     10,275      20,507
  19         24,370      100,000   100,000    100,000    5,334     10,947     22,977    5,334     10,947      22,977
  20         26,387      100,000   100,000    100,000    5,345     11,604     25,684    5,345     11,604      25,684
  25         38,086      100,000   100,000    100,000    4,837     14,911     44,218    4,837     14,911      44,218
  30         53,018      100,000   100,000    100,000    3,309     18,290     75,967    3,309     18,290      75,967
  35         72,076           **   100,000    149,549       **     20,768    130,043       **     20,768     130,043
  40         96,398           **   100,000    230,677       **     20,542    219,692       **     20,542     219,692
  45        127,441           **   100,000    387,694       **     14,631    369,232       **     14,631     369,232



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,305      249       391          545
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,902      632       872        1,142
   5          4,409      100,000   100,000    100,000    1,755     2,119       2,546      995     1,359        1,786
   6          5,428      100,000   100,000    100,000    2,099     2,614       3,241    1,491     2,006        2,633
   7          6,497      100,000   100,000    100,000    2,420     3,113       3,990    1,888     2,581        3,458
   8          7,620      100,000   100,000    100,000    2,719     3,616       4,799    2,263     3,160        4,343
   9          8,799      100,000   100,000    100,000    2,993     4,121       5,670    2,689     3,817        5,366
  10         10,037      100,000   100,000    100,000    3,244     4,628       6,611    3,092     4,476        6,459
  11         11,337      100,000   100,000    100,000    3,467     5,134       7,626    3,467     5,134        7,626
  12         12,702      100,000   100,000    100,000    3,661     5,636       8,721    3,661     5,636        8,721
  13         14,135      100,000   100,000    100,000    3,825     6,134       9,903    3,825     6,134        9,903
  14         15,640      100,000   100,000    100,000    3,957     6,624      11,180    3,957     6,624       11,180
  15         17,220      100,000   100,000    100,000    4,055     7,105      12,559    4,055     7,105       12,559
  16         18,879      100,000   100,000    100,000    4,116     7,572      14,050    4,116     7,572       14,050
  17         20,621      100,000   100,000    100,000    4,134     8,020      15,661    4,134     8,020       15,661
  18         22,450      100,000   100,000    100,000    4,104     8,441      17,398    4,104     8,441       17,398
  19         24,370      100,000   100,000    100,000    4,020     8,830      19,272    4,020     8,830       19,272
  20         26,387      100,000   100,000    100,000    3,873     9,175      21,293    3,873     9,175       21,293
  25         38,086      100,000   100,000    100,000    1,978     9,951      34,140    1,978     9,951       34,140
  30         53,018           **   100,000    100,000       **     7,827      53,695       **     7,827       53,695
  35         72,076           **        **    100,000       **        **      85,669       **        **       85,669
  40         96,398           **        **    146,316       **        **     139,349       **        **      139,349
  45        127,441           **        **    236,445       **        **     225,186       **        **      225,186




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,216   100,243    100,269      216        243        269        0          0           0
   2          1,636      100,660   100,733    100,811      660        733        811        0          0          51
   3          2,516      101,086   101,235    101,398    1,086      1,235      1,398      326        475         638
   4          3,439      101,494   101,747    102,033    1,494      1,747      2,033      734        987       1,273
   5          4,409      101,882   102,268    102,719    1,882      2,268      2,719    1,122      1,508       1,959
   6          5,428      102,251   102,797    103,461    2,251      2,797      3,461    1,643      2,189       2,853
   7          6,497      102,597   103,332    104,262    2,597      3,332      4,262    2,065      2,800       3,730
   8          7,620      102,920   103,872    105,128    2,920      3,872      5,128    2,464      3,416       4,672
   9          8,799      103,218   104,416    106,062    3,218      4,416      6,062    2,914      4,112       5,758
  10         10,037      103,490   104,963    107,070    3,490      4,963      7,070    3,338      4,811       6,918
  11         11,337      103,771   105,550    108,206    3,771      5,550      8,206    3,771      5,550       8,206
  12         12,702      104,028   106,144    109,441    4,028      6,144      9,441    4,028      6,144       9,441
  13         14,135      104,257   106,740    110,782    4,257      6,740     10,782    4,257      6,740      10,782
  14         15,640      104,456   107,337    112,238    4,456      7,337     12,238    4,456      7,337      12,238
  15         17,220      104,624   107,933    113,819    4,624      7,933     13,819    4,624      7,933      13,819
  16         18,879      104,820   108,589    115,602    4,820      8,589     15,602    4,820      8,589      15,602
  17         20,621      104,972   109,233    117,533    4,972      9,233     17,533    4,972      9,233      17,533
  18         22,450      105,068   109,853    119,614    5,068      9,853     19,614    5,068      9,853      19,614
  19         24,370      105,104   110,441    121,857    5,104     10,441     21,857    5,104     10,441      21,857
  20         26,387      105,082   111,000    124,282    5,082     11,000     24,282    5,082     11,000      24,282
  25         38,086      104,389   113,578    140,238    4,389     13,578     40,238    4,389     13,578      40,238
  30         53,018      102,673   115,675    165,666    2,673     15,675     65,666    2,673     15,675      65,666
  35         72,076           **   115,866    205,411       **     15,866    105,411       **     15,866     105,411
  40         96,398           **   111,691    266,881       **     11,691    166,881       **     11,691     166,881
  45        127,441           **        **    362,348       **         **    262,348       **         **     262,348



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215        241         0         0           0
   2          1,636      100,606   100,677    100,750      606       677        750         0         0           0
   3          2,516      101,005   101,146    101,300    1,005     1,146      1,300       245       386         540
   4          3,439      101,385   101,623    101,892    1,385     1,623      1,892       625       863       1,132
   5          4,409      101,744   102,105    102,529    1,744     2,105      2,529       984     1,345       1,769
   6          5,428      102,082   102,593    103,215    2,082     2,593      3,215     1,474     1,985       2,607
   7          6,497      102,398   103,083    103,951    2,398     3,083      3,951     1,866     2,551       3,419
   8          7,620      102,690   103,575    104,742    2,690     3,575      4,742     2,234     3,119       4,286
   9          8,799      102,955   104,066    105,591    2,955     4,066      5,591     2,651     3,762       5,287
  10         10,037      103,196   104,556    106,503    3,196     4,556      6,503     3,044     4,404       6,351
  11         11,337      103,408   105,041    107,482    3,408     5,041      7,482     3,408     5,041       7,482
  12         12,702      103,589   105,519    108,530    3,589     5,519      8,530     3,589     5,519       8,530
  13         14,135      103,739   105,987    109,653    3,739     5,987      9,653     3,739     5,987       9,653
  14         15,640      103,855   106,442    110,857    3,855     6,442     10,857     3,855     6,442      10,857
  15         17,220      103,935   106,881    112,145    3,935     6,881     12,145     3,935     6,881      12,145
  16         18,879      103,976   107,301    113,524    3,976     7,301     13,524     3,976     7,301      13,524
  17         20,621      103,973   107,693    114,996    3,973     7,693     14,996     3,973     7,693      14,996
  18         22,450      103,919   108,049    116,562    3,919     8,049     16,562     3,919     8,049      16,562
  19         24,370      103,811   108,362    118,227    3,811     8,362     18,227     3,811     8,362      18,227
  20         26,387      103,637   108,620    119,989    3,637     8,620     19,989     3,637     8,620      19,989
  25         38,086      101,608   108,739    130,359    1,608     8,739     30,359     1,608     8,739      30,359
  30         53,018           **   105,518    143,271       **     5,518     43,271        **     5,518      43,271
  35         72,076           **        **    157,431       **        **     57,431        **        **      57,431
  40         96,398           **        **    169,120       **        **     69,120        **        **      69,120
  45        127,441           **        **    168,868       **        **     68,868        **        **      68,868



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,090      1,240      1,403      330        480         643
   4          3,439      100,000   100,000    100,000    1,502      1,756      2,043      742        996       1,283
   5          4,409      100,000   100,000    100,000    1,894      2,283      2,737    1,134      1,523       1,977
   6          5,428      100,000   100,000    100,000    2,268      2,819      3,489    1,660      2,211       2,881
   7          6,497      100,000   100,000    100,000    2,620      3,363      4,304    2,088      2,831       3,772
   8          7,620      100,000   100,000    100,000    2,951      3,916      5,188    2,495      3,460       4,732
   9          8,799      100,000   100,000    100,000    3,258      4,475      6,146    2,954      4,171       5,842
  10         10,037      100,000   100,000    100,000    3,542      5,040      7,186    3,390      4,888       7,034
  11         11,337      100,000   100,000    100,000    3,835      5,650      8,363    3,835      5,650       8,363
  12         12,702      100,000   100,000    100,000    4,106      6,271      9,649    4,106      6,271       9,649
  13         14,135      100,000   100,000    100,000    4,351      6,901     11,054    4,351      6,901      11,054
  14         15,640      100,000   100,000    100,000    4,569      7,537     12,591    4,569      7,537      12,591
  15         17,220      100,000   100,000    100,000    4,757      8,179     14,273    4,757      8,179      14,273
  16         18,879      100,000   100,000    100,000    4,973      8,883     16,171    4,973      8,883      16,171
  17         20,621      100,000   100,000    100,000    5,147      9,585     18,245    5,147      9,585      18,245
  18         22,450      100,000   100,000    100,000    5,269     10,275     20,507    5,269     10,275      20,507
  19         24,370      100,000   100,000    100,000    5,334     10,947     22,977    5,334     10,947      22,977
  20         26,387      100,000   100,000    100,000    5,345     11,604     25,684    5,345     11,604      25,684
  25         38,086      100,000   100,000    100,000    4,837     14,911     44,218    4,837     14,911      44,218
  30         53,018      100,000   100,000    128,276    3,309     18,290     75,368    3,309     18,290      75,368
  35         72,076           **   100,000    189,568       **     20,768    125,243       **     20,768     125,243
  40         96,398           **   100,000    279,270       **     20,542    204,026       **     20,542     204,026
  45        127,441           **   100,000    414,264       **     14,631    328,104       **     14,631     328,104



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,305      249       391          545
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,902      632       872        1,142
   5          4,409      100,000   100,000    100,000    1,755     2,119       2,546      995     1,359        1,786
   6          5,428      100,000   100,000    100,000    2,099     2,614       3,241    1,491     2,006        2,633
   7          6,497      100,000   100,000    100,000    2,420     3,113       3,990    1,888     2,581        3,458
   8          7,620      100,000   100,000    100,000    2,719     3,616       4,799    2,263     3,160        4,343
   9          8,799      100,000   100,000    100,000    2,993     4,121       5,670    2,689     3,817        5,366
  10         10,037      100,000   100,000    100,000    3,244     4,628       6,611    3,092     4,476        6,459
  11         11,337      100,000   100,000    100,000    3,467     5,134       7,626    3,467     5,134        7,626
  12         12,702      100,000   100,000    100,000    3,661     5,636       8,721    3,661     5,636        8,721
  13         14,135      100,000   100,000    100,000    3,825     6,134       9,903    3,825     6,134        9,903
  14         15,640      100,000   100,000    100,000    3,957     6,624      11,180    3,957     6,624       11,180
  15         17,220      100,000   100,000    100,000    4,055     7,105      12,559    4,055     7,105       12,559
  16         18,879      100,000   100,000    100,000    4,116     7,572      14,050    4,116     7,572       14,050
  17         20,621      100,000   100,000    100,000    4,134     8,020      15,661    4,134     8,020       15,661
  18         22,450      100,000   100,000    100,000    4,104     8,441      17,398    4,104     8,441       17,398
  19         24,370      100,000   100,000    100,000    4,020     8,830      19,272    4,020     8,830       19,272
  20         26,387      100,000   100,000    100,000    3,873     9,175      21,293    3,873     9,175       21,293
  25         38,086      100,000   100,000    100,000    1,978     9,951      34,140    1,978     9,951       34,140
  30         53,018           **   100,000    100,000       **     7,827      53,695       **     7,827       53,695
  35         72,076           **        **    126,861       **        **      83,814       **        **       83,814
  40         96,398           **        **    173,350       **        **     126,644       **        **      126,644
  45        127,441           **        **    234,330       **        **     185,593       **        **      185,593



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                        MEDALLION EXECUTIVE VARIABLE LIFE

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 26 TO 31 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Medallion Executive Variable Life Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,000  100,000  100,000     926    1,006     1,086
   2            4,305        100,000  100,000  100,000   2,224    2,448     2,683
   3            6,620        100,000  100,000  100,000   3,168    3,611     4,094
   4            9,051        100,000  100,000  100,000   4,239    4,976     5,810
   5           11,604        100,000  100,000  100,000   5,274    6,382     7,686
   6           14,284        100,000  100,000  100,000   6,666    8,235    10,154
   7           17,098        100,000  100,000  100,000   8,014   10,150    12,859
   8           20,053        100,000  100,000  100,000   9,318   12,127    15,826
   9           23,156        100,000  100,000  100,000  10,575   14,167    19,081
  10           26,414        100,000  100,000  100,000  11,807   16,305    22,700
  11           29,834        100,000  100,000  100,000  13,111   18,642    26,822
  12           33,426        100,000  100,000  100,000  14,363   21,063    31,368
  13           37,197        100,000  100,000  100,000  15,562   23,568    36,390
  14           41,157        100,000  100,000  100,000  16,702   26,162    41,942
  15           45,315        100,000  100,000  100,000  17,781   28,847    48,092
  16           49,681        100,000  100,000  100,000  18,794   31,628    54,912
  17           54,265        100,000  100,000  100,000  19,737   34,510    62,491
  18           59,078        100,000  100,000  100,000  20,604   37,496    70,928
  19           64,132        100,000  100,000  100,000  21,389   40,594    80,341
  20           69,439        100,000  100,000  108,963  22,084   43,811    90,802
  25          100,227        100,000  100,000  186,337  23,994   62,110   162,032
  30          139,522        100,000  100,000  294,031  22,180   85,977   280,029
  35          189,673        100,000  124,505  500,517  13,328  118,576   476,683



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                  Death Benefits            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,000  100,000  100,000     607     676       746
   2            4,305        100,000  100,000  100,000   1,568   1,753     1,946
   3            6,620        100,000  100,000  100,000   2,161   2,512     2,896
   4            9,051        100,000  100,000  100,000   2,865   3,434     4,081
   5           11,604        100,000  100,000  100,000   3,516   4,354     5,347
   6           14,284        100,000  100,000  100,000   4,505   5,677     7,118
   7           17,098        100,000  100,000  100,000   5,429   7,008     9,024
   8           20,053        100,000  100,000  100,000   6,283   8,342    11,075
   9           23,156        100,000  100,000  100,000   7,059   9,674    13,281
  10           26,414        100,000  100,000  100,000   7,751  10,997    15,655
  11           29,834        100,000  100,000  100,000   8,414  12,368    18,280
  12           33,426        100,000  100,000  100,000   8,983  13,724    21,117
  13           37,197        100,000  100,000  100,000   9,455  15,063    24,191
  14           41,157        100,000  100,000  100,000   9,827  16,380    27,532
  15           45,315        100,000  100,000  100,000  10,091  17,671    31,172
  16           49,681        100,000  100,000  100,000  10,237  18,926    35,146
  17           54,265        100,000  100,000  100,000  10,251  20,133    39,495
  18           59,078        100,000  100,000  100,000  10,117  21,278    44,265
  19           64,132        100,000  100,000  100,000   9,813  22,342    49,514
  20           69,439        100,000  100,000  100,000   9,318  23,308    55,310
  25          100,227        100,000  100,000  110,519   3,191  26,010    96,104
  30          139,522             **  100,000  171,247      **  21,767   163,092
  35          189,673             **       **  283,683      **      **   270,174



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,924  101,004  101,084     924   1,004     1,084
   2            4,305        102,057  102,281  102,516   2,217   2,441     2,676
   3            6,620        103,155  103,597  104,077   3,155   3,597     4,077
   4            9,051        104,216  104,949  105,778   4,216   4,949     5,778
   5           11,604        105,239  106,338  107,632   5,239   6,338     7,632
   6           14,284        106,613  108,167  110,067   6,613   8,167    10,067
   7           17,098        107,937  110,048  112,724   7,937  10,048    12,724
   8           20,053        109,211  111,980  115,625   9,211  11,980    15,625
   9           23,156        110,430  113,961  118,788  10,430  13,961    18,788
  10           26,414        111,616  116,022  122,283  11,616  16,022    22,283
  11           29,834        112,861  118,261  126,237  12,861  18,261    26,237
  12           33,426        114,043  120,556  130,563  14,043  20,556    30,563
  13           37,197        115,157  122,905  135,294  15,157  22,905    35,294
  14           41,157        116,196  125,302  140,467  16,196  25,302    40,467
  15           45,315        117,156  127,745  146,124  17,156  27,745    46,124
  16           49,681        118,030  130,228  152,310  18,030  30,228    52,310
  17           54,265        118,809  132,744  159,072  18,809  32,744    59,072
  18           59,078        119,487  135,286  166,465  19,487  35,286    66,465
  19           64,132        120,053  137,844  174,546  20,053  37,844    74,546
  20           69,439        120,498  140,408  183,379  20,498  40,408    83,379
  25          100,227        120,593  152,960  241,625  20,593  52,960   141,625
  30          139,522        115,859  163,432  332,991  15,859  63,432   232,991
  35          189,673        103,378  167,620  475,677   3,378  67,620   375,677



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,602  100,670  100,740    602      670        740
   2            4,305        101,394  101,577  101,768  1,554    1,737      1,928
   3            6,620        102,133  102,480  102,858  2,133    2,480      2,858
   4            9,051        102,818  103,378  104,014  2,818    3,378      4,014
   5           11,604        103,445  104,265  105,236  3,445    4,265      5,236
   6           14,284        104,403  105,544  106,946  4,403    5,544      6,946
   7           17,098        105,286  106,815  108,765  5,286    6,815      8,765
   8           20,053        106,089  108,072  110,699  6,089    8,072     10,699
   9           23,156        106,803  109,304  112,748  6,803    9,304     12,748
  10           26,414        107,421  110,501  114,913  7,421   10,501     14,913
  11           29,834        107,996  111,717  117,267  7,996   11,717     17,267
  12           33,426        108,462  112,882  119,752  8,462   12,882     19,752
  13           37,197        108,818  113,989  122,379  8,818   13,989     22,379
  14           41,157        109,058  115,030  125,154  9,058   15,030     25,154
  15           45,315        109,176  115,992  128,082  9,176   15,992     28,082
  16           49,681        109,160  116,859  131,166  9,160   16,859     31,166
  17           54,265        108,998  117,611  134,406  8,998   17,611     34,406
  18           59,078        108,673  118,224  137,795  8,673   18,224     37,795
  19           64,132        108,166  118,668  141,327  8,166   18,668     41,327
  20           69,439        107,458  118,914  144,991  7,458   18,914     44,991
  25          100,227        100,389  116,186  165,067    389   16,186     65,067
  30          139,522             **  102,778  186,009     **    2,778     86,009
  35          189,673             **       **  200,295     **       **    100,295



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,000  100,000  100,000     926    1,006     1,086
   2            4,305        100,000  100,000  100,000   2,224    2,448     2,683
   3            6,620        100,000  100,000  100,000   3,168    3,611     4,094
   4            9,051        100,000  100,000  100,000   4,239    4,976     5,810
   5           11,604        100,000  100,000  100,000   5,274    6,382     7,686
   6           14,284        100,000  100,000  100,000   6,666    8,235    10,154
   7           17,098        100,000  100,000  100,000   8,014   10,150    12,859
   8           20,053        100,000  100,000  100,000   9,318   12,127    15,826
   9           23,156        100,000  100,000  100,000  10,575   14,167    19,081
  10           26,414        100,000  100,000  100,000  11,807   16,305    22,700
  11           29,834        100,000  100,000  100,000  13,111   18,642    26,822
  12           33,426        100,000  100,000  100,000  14,363   21,063    31,368
  13           37,197        100,000  100,000  100,000  15,562   23,568    36,390
  14           41,157        100,000  100,000  100,000  16,702   26,162    41,942
  15           45,315        100,000  100,000  100,000  17,781   28,847    48,092
  16           49,681        100,000  100,000  100,314  18,794   31,628    54,909
  17           54,265        100,000  100,000  111,201  19,737   34,510    62,409
  18           59,078        100,000  100,000  122,814  20,604   37,496    70,636
  19           64,132        100,000  100,000  135,222  21,389   40,594    79,655
  20           69,439        100,000  100,000  148,492  22,084   43,811    89,539
  25          100,227        100,000  100,000  230,654  23,994   62,110   155,009
  30          139,522        100,000  115,032  349,000  22,180   84,920   257,641
  35          189,673        100,000  139,931  522,847  13,328  111,410   416,280



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,000  100,000  100,000     607     676       746
   2            4,305        100,000  100,000  100,000   1,568   1,753     1,946
   3            6,620        100,000  100,000  100,000   2,161   2,512     2,896
   4            9,051        100,000  100,000  100,000   2,865   3,434     4,081
   5           11,604        100,000  100,000  100,000   3,516   4,354     5,347
   6           14,284        100,000  100,000  100,000   4,505   5,677     7,118
   7           17,098        100,000  100,000  100,000   5,429   7,008     9,024
   8           20,053        100,000  100,000  100,000   6,283   8,342    11,075
   9           23,156        100,000  100,000  100,000   7,059   9,674    13,281
  10           26,414        100,000  100,000  100,000   7,751  10,997    15,655
  11           29,834        100,000  100,000  100,000   8,414  12,368    18,280
  12           33,426        100,000  100,000  100,000   8,983  13,724    21,117
  13           37,197        100,000  100,000  100,000   9,455  15,063    24,191
  14           41,157        100,000  100,000  100,000   9,827  16,380    27,532
  15           45,315        100,000  100,000  100,000  10,091  17,671    31,172
  16           49,681        100,000  100,000  100,000  10,237  18,926    35,146
  17           54,265        100,000  100,000  100,000  10,251  20,133    39,495
  18           59,078        100,000  100,000  100,000  10,117  21,278    44,265
  19           64,132        100,000  100,000  100,000   9,813  22,342    49,514
  20           69,439        100,000  100,000  100,000   9,318  23,308    55,310
  25          100,227        100,000  100,000  138,229   3,191  26,010    92,896
  30          139,522             **  100,000  198,224      **  21,767   146,334
  35          189,673             **       **  276,280      **      **   219,968



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                      MEDALLION EXECUTIVE VARIABLE LIFE III

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 34 TO 39 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life III Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Medallion Executive Variable Life III Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                  Death Benefit            Surrender Value
                             ------------------------  ----------------------- -
                              Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    ------------------------  ----------------------- -
 Year    5% annual interest    0%       6%      12%      0%      6%        12%
------   ------------------  -------  -------  ------  ------  -------  ------ ---
   1            5,931        100,000  100,000   4,915   5,214    5,512   100,000
   2           12,159        100,000  100,000   9,625  10,522   11,455   100,000
   3           18,699        100,000  100,000  14,239  16,041   17,989   100,000
   4           25,565        100,000  100,000  18,775  21,798   25,197   100,000
   5           32,775        100,000  100,000  19,789  24,153   29,290   100,000
   6           40,345        100,000  100,000  19,176  24,909   32,018   100,000
   7           48,294        100,000  100,000  18,543  25,677   35,013   100,000
   8           50,709        100,000  100,000  17,888  26,454   38,307   100,000
   9           53,244        100,000  100,000  17,237  27,265   41,953   100,000
  10           55,906        100,000  100,000  16,588  28,112   45,990   100,000
  11           58,702        100,000  100,000  16,074  29,169   50,696   100,000
  12           61,637        100,000  100,000  15,524  30,246   55,901   100,000
  13           64,718        100,000  100,000  14,929  31,337   61,663   100,000
  14           67,954        100,000  100,000  14,293  32,450   68,052   100,000
  15           71,352        100,000  100,000  13,616  33,585   75,147   100,000
  16           74,920        100,000  106,264  12,902  34,750   83,019   106,264
  17           78,666        100,000  115,553  12,125  35,926   91,709   115,553
  18           82,599        100,000  125,613  11,277  37,113  101,301   125,613
  19           86,729        100,000  136,506  10,352  38,309  111,890   136,506
  20           91,065        100,000  148,297   9,338  39,509  123,581   148,297
  25           95,619        100,000  235,874   3,125  46,318  205,108   235,874
  30          100,400             **  357,747      **  53,553  340,711   357,747
  35          105,420             **  595,833      **  60,851  567,460   595,833



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                  Death Benefits            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        100,000  100,000  100,000   4,356   4,635     4,914
   2           12,159        100,000  100,000  100,000   8,623   9,451    10,313
   3           18,699        100,000  100,000  100,000  12,803  14,459    16,249
   4           25,565        100,000  100,000  100,000  16,900  19,669    22,785
   5           32,775        100,000  100,000  100,000  17,490  21,464    26,152
   6           40,345        100,000  100,000  100,000  16,460  21,639    28,082
   7           48,294        100,000  100,000  100,000  15,391  21,775    30,176
   8           50,709        100,000  100,000  100,000  14,276  21,865    32,450
   9           53,244        100,000  100,000  100,000  13,108  21,899    34,921
  10           55,906        100,000  100,000  100,000  11,874  21,865    37,607
  11           58,702        100,000  100,000  100,000  10,569  21,757    40,533
  12           61,637        100,000  100,000  100,000   9,184  21,562    43,726
  13           64,718        100,000  100,000  100,000   7,711  21,273    47,222
  14           67,954        100,000  100,000  100,000   6,142  20,877    51,059
  15           71,352        100,000  100,000  100,000   4,466  20,362    55,281
  16           74,920        100,000  100,000  100,000   2,666  19,708    59,938
  17           78,666        100,000  100,000  100,000     723  18,892    65,090
  18           82,599             **  100,000  100,000      **  17,886    70,804
  19           86,729             **  100,000  100,000      **  16,654    77,164
  20           91,065             **  100,000  101,116      **  15,159    84,264
  25           95,619             **  100,000  151,046      **   2,074   131,344
  30          100,400             **       **  215,959      **      **   205,676
  35          105,420             **       **  340,938      **      **   324,703



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        104,915  105,214  105,512   4,915   5,214     5,512
   2           12,159        109,610  110,506  111,437   9,610  10,506    11,437
   3           18,699        114,196  115,992  117,934  14,196  15,992    17,934
   4           25,565        118,691  121,699  125,080  18,691  21,699    25,080
   5           32,775        123,109  127,648  132,956  23,109  27,648    32,956
   6           40,345        127,431  133,831  141,617  27,431  33,831    41,617
   7           48,294        131,659  140,258  151,144  31,659  40,258    51,144
   8           50,709        130,758  141,601  155,987  30,758  41,601    55,987
   9           53,244        129,865  143,001  161,331  29,865  43,001    61,331
  10           55,906        128,979  144,457  167,225  28,979  44,457    67,225
  11           58,702        128,258  146,180  174,005  28,258  46,180    74,005
  12           61,637        127,498  147,935  181,460  27,498  47,935    81,460
  13           64,718        126,688  149,713  189,649  26,688  49,713    89,649
  14           67,954        125,836  151,522  198,658  25,836  51,522    98,658
  15           71,352        124,941  153,363  208,575  24,941  53,363   108,575
  16           74,920        124,011  155,245  219,503  24,011  55,245   119,503
  17           78,666        123,013  157,136  231,518  23,013  57,136   131,518
  18           82,599        121,945  159,031  244,728  21,945  59,031   144,728
  19           86,729        120,799  160,924  259,255  20,799  60,924   159,255
  20           91,065        119,566  162,803  275,228  19,566  62,803   175,228
  25           95,619        112,487  172,968  385,977  12,487  72,968   285,977
  30          100,400        102,334  182,021  567,406   2,334  82,021   467,406
  35          105,420             **  187,153  864,596      **  87,153   764,596



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        104,335  104,612  104,890   4,335   4,612     4,890
   2           12,159        108,558  109,379  110,234   8,558   9,379    10,234
   3           18,699        112,670  114,305  116,075  12,670  14,305    16,075
   4           25,565        116,670  119,394  122,460  16,670  19,394    22,460
   5           32,775        120,554  124,648  129,439  20,554  24,648    29,439
   6           40,345        124,322  130,070  137,068  24,322  30,070    37,068
   7           48,294        127,967  135,658  145,404  27,967  35,658    45,404
   8           50,709        126,520  136,151  148,952  26,520  36,151    48,952
   9           53,244        125,023  136,588  152,777  25,023  36,588    52,777
  10           55,906        123,467  136,955  156,898  23,467  36,955    56,898
  11           58,702        121,848  137,244  161,338  21,848  37,244    61,338
  12           61,637        120,156  137,443  166,120  20,156  37,443    66,120
  13           64,718        118,391  137,544  171,276  18,391  37,544    71,276
  14           67,954        116,547  137,536  176,833  16,547  37,536    76,833
  15           71,352        114,615  137,405  182,825  14,615  37,405    82,825
  16           74,920        112,586  137,134  189,282  12,586  37,134    89,282
  17           78,666        110,444  136,700  196,233  10,444  36,700    96,233
  18           82,599        108,174  136,077  203,709   8,174  36,077   103,709
  19           86,729        105,754  135,233  211,738   5,754  35,233   111,738
  20           91,065        103,165  134,137  220,353   3,165  34,137   120,353
  25           95,619             **  123,804  273,755      **  23,804   173,755
  30          100,400             **  101,058  348,556      **   1,058   248,556
  35          105,420             **       **  449,885      **      **   349,885



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            5,931        100,000  100,000  100,000   4,915    5,214     5,512
   2           12,159        100,000  100,000  100,000   9,625   10,522    11,455
   3           18,699        100,000  100,000  100,000  14,239   16,041    17,989
   4           25,565        100,000  100,000  100,000  18,775   21,798    25,197
   5           32,775        100,000  100,000  100,000  23,247   27,818    33,163
   6           40,345        100,000  100,000  100,731  27,642   34,101    41,957
   7           48,294        100,000  100,000  120,360  31,964   40,664    51,619
   8           50,709        100,000  100,000  128,249  31,164   42,168    56,612
   9           53,244        100,000  100,000  136,763  30,370   43,743    62,111
  10           55,906        100,000  100,000  145,959  29,581   45,392    68,167
  11           58,702        100,000  100,000  156,489  28,965   47,340    75,123
  12           61,637        100,000  100,080  167,806  28,320   49,361    82,765
  13           64,718        100,000  101,574  179,949  27,638   51,451    91,151
  14           67,954        100,000  103,102  192,994  26,923   53,615   100,361
  15           71,352        100,000  104,679  207,037  26,173   55,859   110,479
  16           74,920        100,000  106,307  222,155  25,394   58,190   121,602
  17           78,666        100,000  107,972  238,406  24,560   60,597   133,801
  18           82,599        100,000  109,683  255,891  23,667   63,084   147,174
  19           86,729        100,000  111,449  274,727  22,708   65,651   161,833
  20           91,065        100,000  113,269  295,013  21,673   68,300   177,890
  25           95,619        100,000  124,870  428,289  15,639   83,918   287,829
  30          100,400        100,000  138,961  627,651   6,384  102,585   463,348
  35          105,420             **  156,538  931,089      **  124,632   741,313



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        100,000  100,000  100,000   4,356   4,635     4,914
   2           12,159        100,000  100,000  100,000   8,623   9,451    10,313
   3           18,699        100,000  100,000  100,000  12,803  14,459    16,249
   4           25,565        100,000  100,000  100,000  16,900  19,669    22,785
   5           32,775        100,000  100,000  100,000  20,912  25,092    29,985
   6           40,345        100,000  100,000  100,000  24,844  30,741    37,927
   7           48,294        100,000  100,000  108,746  28,692  36,628    46,638
   8           50,709        100,000  100,000  114,646  27,455  37,464    50,607
   9           53,244        100,000  100,000  120,901  26,174  38,293    54,907
  10           55,906        100,000  100,000  127,531  24,841  39,110    59,561
  11           58,702        100,000  100,000  134,556  23,449  39,913    64,594
  12           61,637        100,000  100,000  141,997  21,989  40,698    70,035
  13           64,718        100,000  100,000  149,879  20,457  41,461    75,919
  14           67,954        100,000  100,000  158,220  18,842  42,200    82,278
  15           71,352        100,000  100,000  167,066  17,136  42,910    89,149
  16           74,920        100,000  100,000  176,422  15,323  43,583    96,569
  17           78,666        100,000  100,000  186,328  13,385  44,211   104,573
  18           82,599        100,000  100,000  196,818  11,299  44,780   113,198
  19           86,729        100,000  100,000  207,922   9,038  45,276   122,480
  20           91,065        100,000  100,000  219,668   6,572  45,685   132,458
  25           95,619             **  100,000  289,482      **  45,847   194,544
  30          100,400             **  100,000  381,983      **  39,909   281,990
  35          105,420             **  100,000  504,349      **  17,046   401,552



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                            VARIABLE ESTATE PROTECTION

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 42 TO 45 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Variable Estate Protection Product Prospectus. The tables on pages 46 TO 49 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Variable Estate Protection Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the respective Variable Estate Protection Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the two death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING CURRENT CHARGES


                                      Death Benefit                  Surrender Value
                             -------------------------------  ---------------- -------------
                                  Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -------------
 Year    5% annual interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ------- --  -----------
   1            16,768       1,000,000  1,000,000  1,000,000   11,200     11,904      12,609
   2            34,374       1,000,000  1,000,000  1,000,000   23,392     25,562      27,821
   3            52,861       1,000,000  1,000,000  1,000,000   35,408     39,831      44,613
   4            72,271       1,000,000  1,000,000  1,000,000   47,487     54,981      63,401
   5            92,653       1,000,000  1,000,000  1,000,000   59,387     70,805      84,137
   6           114,053       1,000,000  1,000,000  1,000,000   72,165     88,429     108,166
   7           136,524       1,000,000  1,000,000  1,000,000   84,750    106,832     134,684
   8           160,118       1,000,000  1,000,000  1,000,000   97,138    126,044     163,944
   9           184,891       1,000,000  1,000,000  1,000,000  109,329    146,096     196,227
  10           210,904       1,000,000  1,000,000  1,000,000  121,315    167,017     231,841
  11           238,217       1,000,000  1,000,000  1,000,000  133,853    189,637     271,960
  12           266,895       1,000,000  1,000,000  1,000,000  146,158    213,221     316,208
  13           297,008       1,000,000  1,000,000  1,000,000  158,219    237,799     365,006
  14           328,626       1,000,000  1,000,000  1,000,000  170,017    263,398     418,818
  15           361,825       1,000,000  1,000,000  1,000,000  181,533    290,045     478,163
  16           396,684       1,000,000  1,000,000  1,044,599  192,738    317,766     543,590
  17           433,286       1,000,000  1,000,000  1,145,037  203,600    346,584     615,656
  18           471,718       1,000,000  1,000,000  1,251,940  214,076    376,522     694,995
  19           512,072       1,000,000  1,000,000  1,365,979  224,119    407,601     782,295
  20           554,444       1,000,000  1,000,000  1,487,825  233,667    439,841     878,299
  25           800,279       1,000,000  1,000,000  2,249,218  274,084    622,750   1,523,123
  30         1,114,034       1,000,000  1,115,312  3,366,197  288,814    842,289   2,542,168
  35         1,514,473       1,000,000  1,338,337  5,034,083  252,846  1,096,756   4,125,388


* The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING CURRENT CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming Hypothetical          Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of         Gross Annual Return of
Policy     Accumulated at    -------------------------------  ---------------- -----------
 Year    5% Annual Interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,011,200  1,011,903  1,012,608   11,200   11,903      12,608
   2            34,374       1,023,390  1,025,560  1,027,818   23,390   25,560      27,818
   3            52,861       1,035,404  1,039,826  1,044,607   35,404   39,826      44,608
   4            72,271       1,047,479  1,054,973  1,063,391   47,479   54,973      63,391
   5            92,653       1,059,376  1,070,791  1,084,120   59,376   70,791      84,120
   6           114,053       1,072,148  1,088,407  1,108,139   72,148   88,407     108,139
   7           136,524       1,084,725  1,106,800  1,134,642   84,725  106,800     134,642
   8           160,118       1,097,104  1,125,997  1,163,880   97,104  125,997     163,880
   9           184,891       1,109,281  1,146,027  1,196,130  109,281  146,027     196,130
  10           210,904       1,121,247  1,166,917  1,231,695  121,247  166,917     231,695
  11           238,217       1,133,765  1,189,504  1,271,757  133,765  189,504     271,757
  12           266,895       1,146,040  1,213,036  1,315,916  146,040  213,036     315,916
  13           297,008       1,158,055  1,237,534  1,364,574  158,055  237,534     364,574
  14           328,626       1,169,786  1,263,013  1,418,169  169,786  263,013     418,169
  15           361,825       1,181,203  1,289,480  1,477,178  181,203  289,480     477,178
  16           396,684       1,192,268  1,316,938  1,542,120  192,268  316,938     542,120
  17           433,286       1,202,935  1,345,375  1,613,554  202,935  345,375     613,554
  18           471,718       1,213,142  1,374,768  1,692,085  213,142  374,768     692,085
  19           512,072       1,222,818  1,405,080  1,778,367  222,819  405,080     778,367
  20           554,444       1,231,875  1,436,249  1,873,102  231,875  436,249     873,102
  25           800,279       1,266,737  1,605,056  2,506,535  266,737  605,056   1,506,535
  30         1,114,034       1,265,989  1,777,283  3,501,773  265,989  777,283   2,501,773
  35         1,514,473       1,196,987  1,913,469  5,043,925  196,988  913,469   4,043,925


* The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING MAXIMUM CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -----------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000   10,901   11,594      12,287
   2            34,374       1,000,000  1,000,000  1,000,000   22,718   24,846      27,053
   3            52,861       1,000,000  1,000,000  1,000,000   34,245   38,562      43,214
   4            72,271       1,000,000  1,000,000  1,000,000   45,703   52,986      61,144
   5            92,653       1,000,000  1,000,000  1,000,000   56,834   67,882      80,746
   6           114,053       1,000,000  1,000,000  1,000,000   68,671   84,342     103,310
   7           136,524       1,000,000  1,000,000  1,000,000   80,120  101,308     127,969
   8           160,118       1,000,000  1,000,000  1,000,000   91,155  118,771     154,907
   9           184,891       1,000,000  1,000,000  1,000,000  101,747  136,720     184,335
  10           210,904       1,000,000  1,000,000  1,000,000  111,860  155,140     216,477
  11           238,217       1,000,000  1,000,000  1,000,000  121,960  174,547     252,154
  12           266,895       1,000,000  1,000,000  1,000,000  131,474  194,393     291,127
  13           297,008       1,000,000  1,000,000  1,000,000  140,331  214,633     333,707
  14           328,626       1,000,000  1,000,000  1,000,000  148,441  235,207     380,234
  15           361,825       1,000,000  1,000,000  1,000,000  155,697  256,044     431,104
  16           396,684       1,000,000  1,000,000  1,000,000  161,984  277,072     486,780
  17           433,286       1,000,000  1,000,000  1,018,580  167,116  298,160     547,664
  18           471,718       1,000,000  1,000,000  1,105,725  171,044  319,305     613,826
  19           512,072       1,000,000  1,000,000  1,197,018  173,563  340,382     685,532
  20           554,444       1,000,000  1,000,000  1,292,741  174,480  361,291     763,136
  25           800,279       1,000,000  1,000,000  1,849,337  144,641  458,581   1,252,332
  30         1,114,034       1,000,000  1,000,000  2,567,693    2,132  521,335   1,939,134
  35         1,514,473              **  1,000,000  3,503,540       **  494,468   2,871,120


 * The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING MAXIMUM CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -----------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,010,900  1,011,594  1,012,287   10,900   11,594      12,287
   2            34,374       1,022,715  1,024,843  1,027,050   22,715   24,843      27,050
   3            52,861       1,034,235  1,038,551  1,043,202   34,235   38,551      43,202
   4            72,271       1,045,678  1,052,957  1,061,110   45,678   52,957      61,110
   5            92,653       1,056,783  1,067,819  1,080,670   56,783   67,819      80,670
   6           114,053       1,068,576  1,084,222  1,103,160   68,576   84,222     103,160
   7           136,524       1,079,958  1,101,096  1,127,693   79,958  101,096     127,693
   8           160,118       1,090,893  1,118,417  1,154,431   90,893  118,417     154,431
   9           184,891       1,101,345  1,136,158  1,183,550  101,345  136,158     183,550
  10           210,904       1,111,265  1,154,278  1,215,228  111,265  154,278     215,228
  11           238,217       1,121,105  1,173,262  1,250,222  121,105  173,263     250,222
  12           266,895       1,130,274  1,192,525  1,288,210  130,274  192,525     288,210
  13           297,008       1,138,681  1,211,970  1,329,383  138,681  211,970     329,383
  14           328,626       1,146,208  1,231,469  1,373,923  146,208  231,469     373,923
  15           361,825       1,152,719  1,250,869  1,422,009  152,719  250,869     422,009
  16           396,684       1,158,064  1,269,994  1,473,820  158,064  269,994     473,820
  17           433,286       1,162,012  1,288,572  1,529,465  162,012  288,572     529,465
  18           471,718       1,164,496  1,306,488  1,589,234  164,496  306,488     589,234
  19           512,072       1,165,268  1,323,431  1,653,251  165,268  323,431     653,251
  20           554,444       1,164,099  1,339,095  1,721,671  164,099  339,095     721,671
  25           800,279       1,118,067  1,382,982  2,132,594  118,067  382,982   1,132,594
  30         1,114,034              **  1,303,944  2,644,892       **  303,944   1,644,892
  35         1,514,473              **         **  3,209,172       **       **   2,209,172


 * The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,292    4,576       4,860
   2           17,556        500,000  500,000    500,000   10,122   11,028      11,970
   3           26,998        500,000  500,000    500,000   15,058   16,934      18,960
   4           36,912        500,000  500,000    500,000   20,443   23,652      27,251
   5           47,322        500,000  500,000    500,000   25,749   30,669      36,402
   6           58,252        500,000  500,000    500,000   32,037   39,104      47,655
   7           69,728        500,000  500,000    500,000   38,231   47,913      60,073
   8           81,779        500,000  500,000    500,000   44,328   57,107      73,774
   9           94,432        500,000  500,000    500,000   50,328   66,703      88,890
  10          107,717        500,000  500,000    500,000   56,226   76,714     105,564
  11          121,667        500,000  500,000    500,000   62,669   87,839     124,672
  12          136,314        500,000  500,000    500,000   68,993   99,437     145,746
  13          151,694        500,000  500,000    500,000   75,192  111,522     168,983
  14          167,843        500,000  500,000    500,000   81,258  124,107     194,606
  15          184,799        500,000  500,000    500,000   87,179  137,206     222,858
  16          202,603        500,000  500,000    500,000   92,941  150,830     254,012
  17          221,297        500,000  500,000    536,277   98,530  164,990     288,342
  18          240,926        500,000  500,000    587,493  103,922  179,696     326,137
  19          261,536        500,000  500,000    642,094  109,095  194,957     367,727
  20          283,177        500,000  500,000    700,402  114,016  210,781     413,464
  25          408,735        500,000  500,000  1,064,419  134,937  300,440     720,802
  30          568,983        500,000  540,508  1,597,663  142,923  408,194   1,206,563
  35          773,504        500,000  650,986  2,393,352  125,472  533,477   1,961,331



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,292  504,576    504,860    4,292    4,576       4,860
   2           17,556        509,714  510,619    511,561   10,122   11,027      11,969
   3           26,998        515,057  516,932    518,957   15,057   16,932      18,957
   4           36,912        520,440  523,649    527,247   20,440   23,649      27,247
   5           47,322        525,744  530,663    536,395   25,744   30,663      36,395
   6           58,252        532,030  539,095    547,643   32,030   39,095      47,643
   7           69,728        538,220  547,898    560,054   38,220   47,898      60,054
   8           81,779        544,313  557,086    573,745   44,313   57,086      73,745
   9           94,432        550,306  566,673    588,846   50,306   66,673      88,847
  10          107,717        556,195  576,670    605,498   56,195   76,670     105,498
  11          121,667        562,629  587,779    624,581   62,629   87,779     124,581
  12          136,314        568,939  599,352    645,614   68,939   99,352     145,614
  13          151,694        575,116  611,400    668,787   75,116  111,400     168,787
  14          167,843        581,149  623,929    694,309   81,149  123,929     194,309
  15          184,799        587,023  636,943    722,406   87,023  136,943     222,406
  16          202,603        592,718  650,442    753,322   92,718  150,442     253,322
  17          221,297        598,212  664,421    787,323   98,212  164,421     287,323
  18          240,926        603,473  678,867    824,694  103,473  178,867     324,694
  19          261,536        608,467  693,761    865,744  108,467  193,761     365,744
  20          283,177        613,149  709,073    910,803  113,149  209,073     410,803
  25          408,735        631,340  791,944  1,211,876  131,340  291,944     711,876
  30          568,983        631,672  876,151  1,683,852  131,672  376,151   1,183,852
  35          773,504        597,828  941,871  2,412,890   97,828  441,872   1,912,891



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,764   10,647      11,563
   3           26,998        500,000  500,000    500,000  14,447   16,268      18,227
   4           36,912        500,000  500,000    500,000  19,515   22,615      26,081
   5           47,322        500,000  500,000    500,000  24,430   29,161      34,659
   6           58,252        500,000  500,000    500,000  30,243   37,008      45,172
   7           69,728        500,000  500,000    500,000  35,863   45,091      56,654
   8           81,779        500,000  500,000    500,000  41,277   53,403      69,187
   9           94,432        500,000  500,000    500,000  46,469   61,938      82,867
  10          107,717        500,000  500,000    500,000  51,422   70,687      97,794
  11          121,667        500,000  500,000    500,000  56,595   80,147     114,619
  12          136,314        500,000  500,000    500,000  61,470   89,811     132,982
  13          151,694        500,000  500,000    500,000  66,013   99,656     153,022
  14          167,843        500,000  500,000    500,000  70,178  109,650     174,895
  15          184,799        500,000  500,000    500,000  73,910  119,755     198,778
  16          202,603        500,000  500,000    500,000  77,153  129,930     224,879
  17          221,297        500,000  500,000    500,000  79,813  140,108     253,425
  18          240,926        500,000  500,000    512,772  81,864  150,283     284,658
  19          261,536        500,000  500,000    556,201  83,204  160,387     318,536
  20          283,177        500,000  500,000    601,713  83,736  170,364     355,206
  25          408,735        500,000  500,000    866,439  69,251  215,884     586,734
  30          568,983             **  500,000  1,207,606      **  240,694     911,990
  35          773,504             **  500,000  1,651,719      **  210,051   1,353,569



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,130  504,409    504,687   4,130    4,409     4,687
   2           17,556        509,355  510,238    511,154   9,763   10,646    11,561
   3           26,998        514,443  516,263    518,222  14,443   16,263    18,222
   4           36,912        519,505  522,603    526,067  19,505   22,603    26,067
   5           47,322        524,408  529,134    534,626  24,408   29,134    34,626
   6           58,252        530,202  536,956    545,107  30,202   36,956    45,107
   7           69,728        535,792  544,997    556,534  35,792   44,997    56,534
   8           81,779        541,160  553,246    568,977  41,160   53,246    68,977
   9           94,432        546,288  561,687    582,518  46,288   61,687    82,518
  10          107,717        551,152  570,299    597,236  51,152   70,299    97,236
  11          121,667        556,204  579,565    613,752  56,204   79,565   113,752
  12          136,314        560,918  588,960    631,666  60,918   88,960   131,666
  13          151,694        565,249  598,436    651,063  65,249   98,436   151,063
  14          167,843        569,137  607,930    672,025  69,137  107,930   172,025
  15          184,799        572,515  617,363    694,627  72,515  117,363   194,627
  16          202,603        575,309  626,647    718,946  75,309  126,647   218,946
  17          221,297        577,401  635,646    745,023  77,401  135,646   245,023
  18          240,926        578,760  644,302    772,986  78,760  144,302   272,986
  19          261,536        579,260  652,459    802,879  79,260  152,459   302,879
  20          283,177        578,789  659,963    834,760  78,789  159,963   334,760
  25          408,735        556,505  680,285  1,024,827  56,505  180,285   524,827
  30          568,983             **  638,775  1,256,092      **  138,775   756,092
  35          773,504             **       **  1,498,010      **       **   998,010



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                          VARIABLE ESTATE PROTECTION II

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 52 TO 61 replace the illustration in the John Hancock Variable Life Insurance Company Variable Estate Protection II Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Variable Estate Protection II Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the two death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,283    4,566       4,850
   2           17,556        500,000  500,000    500,000   10,095   10,998      11,936
   3           26,998        500,000  500,000    500,000   15,004   16,873      18,887
   4           36,912        500,000  500,000    500,000   20,352   23,546      27,121
   5           47,322        500,000  500,000    500,000   25,612   30,504      36,192
   6           58,252        500,000  500,000    500,000   31,847   38,864      47,337
   7           69,728        500,000  500,000    500,000   37,976   47,579      59,614
   8           81,779        500,000  500,000    500,000   43,999   56,660      73,136
   9           94,432        500,000  500,000    500,000   49,915   66,121      88,026
  10          107,717        500,000  500,000    500,000   55,721   75,974     104,422
  11          121,667        500,000  500,000    500,000   62,061   86,914     123,189
  12          136,314        500,000  500,000    500,000   68,274   98,299     143,849
  13          151,694        500,000  500,000    500,000   74,352  110,141     166,589
  14          167,843        500,000  500,000    500,000   80,287  122,452     191,616
  15          184,799        500,000  500,000    500,000   86,069  135,241     219,160
  16          202,603        500,000  500,000    500,000   92,148  149,267     250,736
  17          221,297        500,000  500,000    500,000   98,068  163,896     285,673
  18          240,926        500,000  500,000    500,000  103,807  179,142     324,340
  19          261,536        500,000  500,000    500,000  109,339  195,020     367,157
  20          283,177        500,000  500,000    500,000  114,633  211,545     414,601
  25          408,735        500,000  500,000    778,830  137,609  306,250     741,743
  30          568,983        500,000  500,000  1,349,037  147,952  423,789   1,284,797
  35          773,504        500,000  604,624  2,288,241  133,255  575,832   2,179,277



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,283  504,566    504,850    4,283    4,566       4,850
   2           17,556        509,686  510,590    511,527   10,094   10,997      11,935
   3           26,998        515,002  516,871    518,885   15,002   16,871      18,885
   4           36,912        520,349  523,542    527,117   20,349   23,542      27,117
   5           47,322        525,608  530,498    536,185   25,608   30,498      36,185
   6           58,252        531,840  538,855    547,325   31,840   38,855      47,325
   7           69,728        537,966  547,565    559,596   37,966   47,565      59,596
   8           81,779        543,984  556,639    573,107   43,984   56,639      73,107
   9           94,432        549,893  566,090    587,983   49,893   66,090      87,983
  10          107,717        555,690  575,929    604,357   55,690   75,929     104,357
  11          121,667        562,022  586,854    623,100   62,022   86,854     123,100
  12          136,314        568,220  598,216    643,719   68,220   98,216     143,719
  13          151,694        574,277  610,021    666,395   74,277  110,021     166,395
  14          167,843        580,180  622,276    691,324   80,180  122,276     191,324
  15          184,799        585,915  634,982    718,716   85,915  134,982     218,716
  16          202,603        591,927  648,884    750,056   91,927  148,884     250,056
  17          221,297        597,752  663,332    784,636   97,752  163,332     284,636
  18          240,926        603,359  678,317    822,770  103,359  178,317     322,770
  19          261,536        608,711  693,826    864,798  108,711  193,826     364,798
  20          283,177        613,762  709,832    911,087  113,762  209,832     411,087
  25          408,735        633,937  797,588  1,223,749  133,937  297,588     723,749
  30          568,983        636,301  889,538  1,722,895  136,301  389,538   1,222,895
  35          773,504        604,121  966,478  2,509,427  104,121  466,478   2,009,427



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,130    4,408       4,687
   2           17,556        500,000  500,000    500,000   9,762   10,644      11,561
   3           26,998        500,000  500,000    500,000  14,444   16,263      18,224
   4           36,912        500,000  500,000    500,000  19,511   22,608      26,077
   5           47,322        500,000  500,000    500,000  24,424   29,151      34,654
   6           58,252        500,000  500,000    500,000  30,236   36,995      45,167
   7           69,728        500,000  500,000    500,000  35,855   45,074      56,647
   8           81,779        500,000  500,000    500,000  41,267   53,381      69,179
   9           94,432        500,000  500,000    500,000  46,457   61,911      82,857
  10          107,717        500,000  500,000    500,000  51,409   70,654      97,783
  11          121,667        500,000  500,000    500,000  56,579   80,107     114,606
  12          136,314        500,000  500,000    500,000  61,451   89,762     132,967
  13          151,694        500,000  500,000    500,000  65,992   99,598     153,005
  14          167,843        500,000  500,000    500,000  70,153  109,581     174,875
  15          184,799        500,000  500,000    500,000  73,882  119,674     198,754
  16          202,603        500,000  500,000    500,000  77,121  129,835     224,851
  17          221,297        500,000  500,000    500,000  79,775  139,997     253,392
  18          240,926        500,000  500,000    500,000  81,822  150,154     284,703
  19          261,536        500,000  500,000    500,000  83,156  160,237     319,124
  20          283,177        500,000  500,000    500,000  83,680  170,191     357,087
  25          408,735        500,000  500,000    648,337  69,143  215,534     617,464
  30          568,983             **  500,000  1,086,910      **  239,964   1,035,152
  35          773,504             **  500,000  1,769,417      **  208,337   1,685,159



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,129  504,408    504,686   4,129    4,408     4,686
   2           17,556        509,353  510,235    511,152   9,761   10,643    11,560
   3           26,998        514,440  516,258    518,219  14,440   16,258    18,219
   4           36,912        519,500  522,596    526,063  19,500   22,596    26,063
   5           47,322        524,402  529,124    534,621  24,402   29,124    34,621
   6           58,252        530,195  536,943    545,101  30,195   36,943    45,101
   7           69,728        535,783  544,981    556,527  35,783   44,981    56,527
   8           81,779        541,150  553,224    568,969  41,150   53,224    68,969
   9           94,432        546,276  561,660    582,509  46,276   61,660    82,509
  10          107,717        551,139  570,267    597,225  51,139   70,267    97,225
  11          121,667        556,188  579,525    613,739  56,188   79,525   113,739
  12          136,314        560,899  588,912    631,651  60,899   88,912   131,651
  13          151,694        565,227  598,379    651,046  65,227   98,379   151,046
  14          167,843        569,113  607,862    672,005  69,113  107,862   172,005
  15          184,799        572,487  617,283    694,603  72,487  117,283   194,603
  16          202,603        575,277  626,554    718,919  75,277  126,554   218,919
  17          221,297        577,365  635,539    744,990  77,365  135,539   244,990
  18          240,926        578,719  644,178    772,947  78,719  144,178   272,947
  19          261,536        579,214  652,316    802,833  79,214  152,316   302,833
  20          283,177        578,736  659,800    834,706  78,736  159,800   334,706
  25          408,735        556,409  679,984  1,024,700  56,409  179,984   524,700
  30          568,983             **  638,257  1,255,794      **  138,257   755,794
  35          773,504             **       **  1,497,344      **       **   997,344



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,283    4,566       4,850
   2           17,556        500,000  500,000    500,000   10,095   10,998      11,936
   3           26,998        500,000  500,000    500,000   15,004   16,873      18,887
   4           36,912        500,000  500,000    500,000   20,352   23,546      27,121
   5           47,322        500,000  500,000    500,000   25,612   30,504      36,192
   6           58,252        500,000  500,000    500,000   31,847   38,864      47,337
   7           69,728        500,000  500,000    500,000   37,976   47,579      59,614
   8           81,779        500,000  500,000    500,000   43,999   56,660      73,136
   9           94,432        500,000  500,000    500,000   49,915   66,121      88,026
  10          107,717        500,000  500,000    500,000   55,721   75,974     104,422
  11          121,667        500,000  500,000    500,000   62,061   86,914     123,189
  12          136,314        500,000  500,000    500,000   68,274   98,299     143,849
  13          151,694        500,000  500,000    500,000   74,352  110,141     166,589
  14          167,843        500,000  500,000    500,000   80,287  122,452     191,616
  15          184,799        500,000  500,000    500,000   86,069  135,241     219,160
  16          202,603        500,000  500,000    500,000   92,148  149,267     250,736
  17          221,297        500,000  500,000    531,271   98,068  163,896     285,650
  18          240,926        500,000  500,000    584,030  103,807  179,142     324,215
  19          261,536        500,000  500,000    640,460  109,339  195,020     366,791
  20          283,177        500,000  500,000    700,916  114,633  211,545     413,767
  25          408,735        500,000  500,000  1,082,040  137,609  306,250     732,734
  30          568,983        500,000  558,933  1,649,014  147,952  422,109   1,245,344
  35          773,504        500,000  682,220  2,508,108  133,255  559,074   2,055,373



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,283  504,566    504,850    4,283    4,566       4,850
   2           17,556        509,686  510,590    511,527   10,094   10,997      11,935
   3           26,998        515,002  516,871    518,885   15,002   16,871      18,885
   4           36,912        520,349  523,542    527,117   20,349   23,542      27,117
   5           47,322        525,608  530,498    536,185   25,608   30,498      36,185
   6           58,252        531,840  538,855    547,325   31,840   38,855      47,325
   7           69,728        537,966  547,565    559,596   37,966   47,565      59,596
   8           81,779        543,984  556,639    573,107   43,984   56,639      73,107
   9           94,432        549,893  566,090    587,983   49,893   66,090      87,983
  10          107,717        555,690  575,929    604,357   55,690   75,929     104,357
  11          121,667        562,022  586,854    623,100   62,022   86,854     123,100
  12          136,314        568,220  598,216    643,719   68,220   98,216     143,719
  13          151,694        574,277  610,021    666,395   74,277  110,021     166,395
  14          167,843        580,180  622,276    691,324   80,180  122,276     191,324
  15          184,799        585,915  634,982    718,716   85,915  134,982     218,716
  16          202,603        591,927  648,884    750,056   91,927  148,884     250,056
  17          221,297        597,752  663,332    784,636   97,752  163,332     284,636
  18          240,926        603,359  678,317    822,770  103,359  178,317     322,770
  19          261,536        608,711  693,826    864,798  108,711  193,826     364,798
  20          283,177        613,762  709,832    911,087  113,762  209,832     411,087
  25          408,735        633,937  797,588  1,223,749  133,937  297,588     723,749
  30          568,983        636,301  889,538  1,722,895  136,301  389,538   1,222,895
  35          773,504        604,121  966,478  2,509,427  104,121  466,478   2,009,427



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,130    4,408       4,687
   2           17,556        500,000  500,000    500,000   9,762   10,644      11,561
   3           26,998        500,000  500,000    500,000  14,444   16,263      18,224
   4           36,912        500,000  500,000    500,000  19,511   22,608      26,077
   5           47,322        500,000  500,000    500,000  24,424   29,151      34,654
   6           58,252        500,000  500,000    500,000  30,236   36,995      45,167
   7           69,728        500,000  500,000    500,000  35,855   45,074      56,647
   8           81,779        500,000  500,000    500,000  41,267   53,381      69,179
   9           94,432        500,000  500,000    500,000  46,457   61,911      82,857
  10          107,717        500,000  500,000    500,000  51,409   70,654      97,783
  11          121,667        500,000  500,000    500,000  56,579   80,107     114,606
  12          136,314        500,000  500,000    500,000  61,451   89,762     132,967
  13          151,694        500,000  500,000    500,000  65,992   99,598     153,005
  14          167,843        500,000  500,000    500,000  70,153  109,581     174,875
  15          184,799        500,000  500,000    500,000  73,882  119,674     198,754
  16          202,603        500,000  500,000    500,000  77,121  129,835     224,851
  17          221,297        500,000  500,000    500,000  79,775  139,997     253,392
  18          240,926        500,000  500,000    512,706  81,822  150,154     284,621
  19          261,536        500,000  500,000    556,132  83,156  160,237     318,497
  20          283,177        500,000  500,000    601,642  83,680  170,191     355,164
  25          408,735        500,000  500,000    866,359  69,143  215,534     586,680
  30          568,983             **  500,000  1,207,522      **  239,964     911,926
  35          773,504             **  500,000  1,651,637      **  208,337   1,353,503



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,129  504,408    504,686   4,129    4,408     4,686
   2           17,556        509,353  510,235    511,152   9,761   10,643    11,560
   3           26,998        514,440  516,258    518,219  14,440   16,258    18,219
   4           36,912        519,500  522,596    526,063  19,500   22,596    26,063
   5           47,322        524,402  529,124    534,621  24,402   29,124    34,621
   6           58,252        530,195  536,943    545,101  30,195   36,943    45,101
   7           69,728        535,783  544,981    556,527  35,783   44,981    56,527
   8           81,779        541,150  553,224    568,969  41,150   53,224    68,969
   9           94,432        546,276  561,660    582,509  46,276   61,660    82,509
  10          107,717        551,139  570,267    597,225  51,139   70,267    97,225
  11          121,667        556,188  579,525    613,739  56,188   79,525   113,739
  12          136,314        560,899  588,912    631,651  60,899   88,912   131,651
  13          151,694        565,227  598,379    651,046  65,227   98,379   151,046
  14          167,843        569,113  607,862    672,005  69,113  107,862   172,005
  15          184,799        572,487  617,283    694,603  72,487  117,283   194,603
  16          202,603        575,277  626,554    718,919  75,277  126,554   218,919
  17          221,297        577,365  635,539    744,990  77,365  135,539   244,990
  18          240,926        578,719  644,178    772,947  78,719  144,178   272,947
  19          261,536        579,214  652,316    802,833  79,214  152,316   302,833
  20          283,177        578,736  659,800    834,706  78,736  159,800   334,706
  25          408,735        556,409  679,984  1,024,700  56,409  179,984   524,700
  30          568,983             **  638,257  1,255,794      **  138,257   755,794
  35          773,504             **       **  1,497,344      **       **   997,344



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V2

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 62 TO 67 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Flex V-2 Product Prospectus.
 The tables on pages 68 TO 73 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Flex V-2 Product Prospectus.

  The assumptions used for the revised illustrations are generally the same as those described in the respective Flex V-1 Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust- level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the three death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Guaranteed Death Benefit and annual Required Premium amount requested.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,000    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    100,000    6,875     12,628     23,811    6,875     12,628      23,811
  18         26,585      100,000   100,000    100,000    7,064     13,569     26,813    7,064     13,569      26,813
  19         28,859      100,000   100,000    100,000    7,201     14,515     30,119    7,201     14,515      30,119
  20         31,247      100,000   100,000    100,000    7,281     15,460     33,762    7,281     15,460      33,762
  25         45,102      100,000   100,000    100,000    6,602     20,007     58,691    6,602     20,007      58,691
  30         62,785      100,000   100,000    121,542    3,204     23,538    101,285    3,204     23,538     101,285
  35         85,353      100,000   100,000    197,338        0     23,973    171,598        0     23,973     171,598
  40        142,504      100,000   100,000    301,256        0     35,006    286,910        0     35,006     286,910
  45        215,445      100,000   100,000    502,783        0     29,472    478,841        0     29,472     478,841


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  --------------------- --------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- --------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  - --------  --------  --------  -----------
   1            945      100,000    100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000    100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000    100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000    100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000    100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000    100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000    100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000    100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000    100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000    100,000    100,000    4,116      5,858      8,362    3,576      5,318       7,822
  11         13,425      100,000    100,000    100,000    4,437      6,547      9,710    3,987      6,097       9,260
  12         15,042      100,000    100,000    100,000    4,729      7,245     11,184    4,414      6,930      10,869
  13         16,739      100,000    100,000    100,000    4,993      7,953     12,795    4,813      7,773      12,615
  14         18,521      100,000    100,000    100,000    5,226      8,670     14,560    5,226      8,670      14,560
  15         20,392      100,000    100,000    100,000    5,425      9,392     16,493    5,425      9,392      16,493
  16         22,356      100,000    100,000    100,000    5,589     10,120     18,613    5,589     10,120      18,613
  17         24,419      100,000    100,000    100,000    5,711     10,848     20,937    5,711     10,848      20,937
  18         26,585      100,000    100,000    100,000    5,785     11,568     23,486    5,785     11,568      23,486
  19         28,859      100,000    100,000    100,000    5,807     12,279     26,284    5,807     12,279      26,284
  20         31,247      100,000    100,000    100,000    5,766     12,971     29,356    5,766     12,971      29,356
  25         45,102      100,000    100,000    100,000    4,407     15,918     50,141    4,407     15,918      50,141
  30         62,785      100,000    100,000    102,564       88     16,986     85,470       88     16,986      85,470
  35         85,353      100,000    100,000    166,579        0     13,263    144,852        0     13,263     144,852
  40        149,286      100,000    100,000    253,979        0     18,578    241,885        0     18,578     241,885
  45        230,884      100,000    100,000    423,713        0          0    403,536        0          0     403,536


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,216    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    101,325    6,875     12,628     23,809    6,875     12,628      23,809
  18         26,585      100,000   100,000    102,665    7,064     13,569     26,802    7,064     13,569      26,802
  19         28,859      100,000   100,000    104,266    7,201     14,515     30,087    7,201     14,515      30,087
  20         31,247      100,000   100,000    106,159    7,281     15,460     33,693    7,281     15,460      33,693
  25         45,102      100,000   100,000    121,336    6,602     20,007     57,835    6,602     20,007      57,835
  30         62,785      100,000   100,000    150,904    3,204     23,538     96,853    3,204     23,538      96,853
  35         85,353      100,000   100,000    204,781        0     23,973    160,210        0     23,973     160,210
  40        142,504      100,000   100,746    293,184        0     34,517    266,241        0     34,517     266,241
  45        215,445      100,000   100,000    464,388        0     28,568    442,274        0     28,568     442,274


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000   100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000   100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000   100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000   100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000   100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000   100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000   100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000   100,000    100,000    4,116      5,858      8,362    3,576      5,318       7,822
  11         13,425      100,000   100,000    100,000    4,437      6,547      9,710    3,987      6,097       9,260
  12         15,042      100,000   100,000    100,000    4,729      7,245     11,184    4,414      6,930      10,869
  13         16,739      100,000   100,000    100,000    4,993      7,953     12,795    4,813      7,773      12,615
  14         18,521      100,000   100,000    100,000    5,226      8,670     14,560    5,226      8,670      14,560
  15         20,392      100,000   100,000    100,000    5,425      9,392     16,493    5,425      9,392      16,493
  16         22,356      100,000   100,000    100,000    5,589     10,120     18,613    5,589     10,120      18,613
  17         24,419      100,000   100,000    100,000    5,711     10,848     20,937    5,711     10,848      20,937
  18         26,585      100,000   100,000    100,000    5,785     11,568     23,486    5,785     11,568      23,486
  19         28,859      100,000   100,000    100,463    5,807     12,279     26,284    5,807     12,279      26,284
  20         31,247      100,000   100,000    101,818    5,766     12,971     29,351    5,766     12,971      29,351
  25         45,102      100,000   100,000    113,242    4,407     15,918     49,741    4,407     15,918      49,741
  30         62,785      100,000   100,000    136,411       88     16,986     82,360       88     16,986      82,360
  35         85,353      100,000   100,000    179,413        0     13,263    134,842        0     13,263     134,842
  40        149,286      100,000   100,000    249,271        0     18,334    222,328        0     18,334     222,328
  45        230,884      100,000   100,000    388,038        0          0    367,240        0          0     367,240


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,066       303       397         496
   3          2,979      100,000   100,000    100,000     1,406     1,596      1,803       701       891       1,098
   4          4,073      100,000   100,000    100,000     1,920     2,243      2,606     1,080     1,403       1,766
   5          5,222      100,000   100,000    100,000     2,415     2,906      3,481     1,740     2,231       2,806
   6          6,428      100,000   100,000    100,000     2,891     3,587      4,434     2,081     2,777       3,624
   7          7,694      100,000   100,000    100,000     3,343     4,282      5,472     2,533     3,472       4,662
   8          9,024      100,000   100,000    100,000     3,774     4,994      6,604     3,054     4,274       5,884
   9         10,420      100,000   100,000    100,000     4,179     5,719      7,837     3,549     5,089       7,207
  10         11,886      100,000   100,000    100,000     4,571     6,473      9,202     4,031     5,933       8,662
  11         13,425      100,000   100,000    100,000     4,982     7,292     10,747     4,532     6,842      10,297
  12         15,042      100,000   100,000    100,000     5,369     8,131     12,441     5,054     7,816      12,126
  13         16,739      100,000   100,000    100,000     5,729     8,991     14,303     5,549     8,811      14,123
  14         18,521      100,000   100,000    100,000     6,063     9,872     16,350     6,063     9,872      16,350
  15         20,392      100,000   100,000    100,000     6,367    10,773     18,602     6,367    10,773      18,602
  16         22,356      100,000   100,000    100,000     6,641    11,694     21,083     6,641    11,694      21,083
  17         24,419      100,000   100,000    100,000     6,875    12,628     23,811     6,875    12,628      23,811
  18         26,585      100,000   100,000    100,000     7,064    13,569     26,813     7,064    13,569      26,813
  19         28,859      100,000   100,000    100,000     7,201    14,515     30,119     7,201    14,515      30,119
  20         31,247      100,000   100,000    100,000     7,281    15,460     33,762     7,281    15,460      33,762
  25         45,102      100,000   100,000    113,707     6,602    20,007     58,518     6,602    20,007      58,518
  30         62,785      100,000   100,000    165,800     3,204    23,538     97,415     3,204    23,538      97,415
  35         85,353      100,000   100,000    236,943         0    23,973    156,542         0    23,973     156,542
  40        142,504      100,000   100,000    335,122    16,227    35,006    244,829    16,227    35,006     244,829
  45        215,445      100,000   100,000    472,183    31,005    50,394    373,977    31,005    50,394     373,977


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        959         8        96         189
   3          2,979      100,000   100,000    100,000     1,264     1,441      1,634       359       536         729
   4          4,073      100,000   100,000    100,000     1,733     2,031      2,368       693       991       1,328
   5          5,222      100,000   100,000    100,000     2,182     2,635      3,167     1,007     1,460       1,992
   6          6,428      100,000   100,000    100,000     2,613     3,254      4,036     1,303     1,944       2,726
   7          7,694      100,000   100,000    100,000     3,021     3,884      4,980     1,811     2,674       3,770
   8          9,024      100,000   100,000    100,000     3,407     4,527      6,009     2,287     3,407       4,889
   9         10,420      100,000   100,000    100,000     3,769     5,181      7,126     2,839     4,251       6,196
  10         11,886      100,000   100,000    100,000     4,116     5,858      8,362     3,576     5,318       7,822
  11         13,425      100,000   100,000    100,000     4,437     6,547      9,710     3,987     6,097       9,260
  12         15,042      100,000   100,000    100,000     4,729     7,245     11,184     4,414     6,930      10,869
  13         16,739      100,000   100,000    100,000     4,993     7,953     12,795     4,813     7,773      12,615
  14         18,521      100,000   100,000    100,000     5,226     8,670     14,560     5,226     8,670      14,560
  15         20,392      100,000   100,000    100,000     5,425     9,392     16,493     5,425     9,392      16,493
  16         22,356      100,000   100,000    100,000     5,589    10,120     18,613     5,589    10,120      18,613
  17         24,419      100,000   100,000    100,000     5,711    10,848     20,937     5,711    10,848      20,937
  18         26,585      100,000   100,000    100,000     5,785    11,568     23,486     5,785    11,568      23,486
  19         28,859      100,000   100,000    100,000     5,807    12,279     26,284     5,807    12,279      26,284
  20         31,247      100,000   100,000    100,000     5,766    12,971     29,356     5,766    12,971      29,356
  25         45,102      100,000   100,000    100,000     4,407    15,918     50,141     4,407    15,918      50,141
  30         62,785      100,000   100,000    141,847        88    16,986     83,341        88    16,986      83,341
  35         85,353      100,000   100,000    202,116         0    13,263    133,533         0    13,263     133,533
  40        149,286      100,000   100,000    283,727     6,763    26,332    207,282     6,763    26,332     207,282
  45        230,884      100,000   100,000    395,986    12,058    44,092    313,628    12,058    44,092     313,628


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,000    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    100,000    6,875     12,628     23,811    6,875     12,628      23,811
  18         26,585      100,000   100,000    100,000    7,064     13,569     26,813    7,064     13,569      26,813
  19         28,859      100,000   100,000    100,000    7,201     14,515     30,119    7,201     14,515      30,119
  20         31,247      100,000   100,000    100,000    7,281     15,460     33,762    7,281     15,460      33,762
  25         45,102      100,000   100,000    100,000    6,602     20,007     58,691    6,602     20,007      58,691
  30         62,785      100,000   100,000    121,542    3,204     23,538    101,285    3,204     23,538     101,285
  35         85,353      100,000   100,000    197,338        0     23,973    171,598        0     23,973     171,598
  40        142,504      100,000   100,000    301,256        0     35,006    286,910        0     35,006     286,910
  45        215,445      100,000   100,000    502,783        0     29,472    478,841        0     29,472     478,841


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  --------------------- --------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- --------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  - --------  --------  --------  -----------
   1            945      100,000    100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000    100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000    100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000    100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000    100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000    100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000    100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000    100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000    100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000    100,000    100,000    4,107      5,846      8,344    3,567      5,306       7,804
  11         13,425      100,000    100,000    100,000    4,418      6,520      9,671    3,968      6,070       9,221
  12         15,042      100,000    100,000    100,000    4,700      7,200     11,114    4,385      6,885      10,799
  13         16,739      100,000    100,000    100,000    4,952      7,887     12,688    4,772      7,707      12,508
  14         18,521      100,000    100,000    100,000    5,172      8,579     14,406    5,172      8,579      14,406
  15         20,392      100,000    100,000    100,000    5,358      9,273     16,280    5,358      9,273      16,280
  16         22,356      100,000    100,000    100,000    5,507      9,968     18,327    5,507      9,968      18,327
  17         24,419      100,000    100,000    100,000    5,613     10,657     20,563    5,613     10,657      20,563
  18         26,585      100,000    100,000    100,000    5,671     11,335     23,003    5,671     11,335      23,003
  19         28,859      100,000    100,000    100,000    5,675     11,997     25,670    5,675     11,997      25,670
  20         31,247      100,000    100,000    100,000    5,617     12,633     28,584    5,617     12,633      28,584
  25         45,102      100,000    100,000    100,000    4,168     15,192     47,965    4,168     15,192      47,965
  30         62,785      100,000    100,000    100,000        0     15,626     79,940        0     15,626      79,940
  35         85,353      100,000    100,000    153,083        0     10,932    133,116        0     10,932     133,116
  40        150,406      100,000    100,000    229,191        0     14,560    218,277        0     14,560     218,277
  45        233,433      100,000    100,000    375,346        0          0    357,472        0          0     357,472


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,216    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    101,325    6,875     12,628     23,809    6,875     12,628      23,809
  18         26,585      100,000   100,000    102,665    7,064     13,569     26,802    7,064     13,569      26,802
  19         28,859      100,000   100,000    104,266    7,201     14,515     30,087    7,201     14,515      30,087
  20         31,247      100,000   100,000    106,159    7,281     15,460     33,693    7,281     15,460      33,693
  25         45,102      100,000   100,000    121,336    6,602     20,007     57,835    6,602     20,007      57,835
  30         62,785      100,000   100,000    150,904    3,204     23,538     96,853    3,204     23,538      96,853
  35         85,353      100,000   100,000    204,781        0     23,973    160,210        0     23,973     160,210
  40        142,504      100,000   100,746    293,184        0     34,517    266,241        0     34,517     266,241
  45        215,445      100,000   100,000    464,388        0     28,568    442,274        0     28,568     442,274


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000   100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000   100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000   100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000   100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000   100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000   100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000   100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000   100,000    100,000    4,107      5,846      8,344    3,567      5,306       7,804
  11         13,425      100,000   100,000    100,000    4,418      6,520      9,671    3,968      6,070       9,221
  12         15,042      100,000   100,000    100,000    4,700      7,200     11,114    4,385      6,885      10,799
  13         16,739      100,000   100,000    100,000    4,952      7,887     12,688    4,772      7,707      12,508
  14         18,521      100,000   100,000    100,000    5,172      8,579     14,406    5,172      8,579      14,406
  15         20,392      100,000   100,000    100,000    5,358      9,273     16,280    5,358      9,273      16,280
  16         22,356      100,000   100,000    100,000    5,507      9,968     18,327    5,507      9,968      18,327
  17         24,419      100,000   100,000    100,000    5,613     10,657     20,563    5,613     10,657      20,563
  18         26,585      100,000   100,000    100,000    5,671     11,335     23,003    5,671     11,335      23,003
  19         28,859      100,000   100,000    100,000    5,675     11,997     25,670    5,675     11,997      25,670
  20         31,247      100,000   100,000    101,049    5,617     12,633     28,582    5,617     12,633      28,582
  25         45,102      100,000   100,000    111,157    4,168     15,192     47,656    4,168     15,192      47,656
  30         62,785      100,000   100,000    131,408        0     15,626     77,357        0     15,626      77,357
  35         85,353      100,000   100,000    168,465        0     10,932    123,894        0     10,932     123,894
  40        150,406      100,000   100,000    226,803        0     14,403    199,860        0     14,403     199,860
  45        233,433      100,000   100,000    343,701        0          0    322,902        0          0     322,902


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,066       303       397         496
   3          2,979      100,000   100,000    100,000     1,406     1,596      1,803       701       891       1,098
   4          4,073      100,000   100,000    100,000     1,920     2,243      2,606     1,080     1,403       1,766
   5          5,222      100,000   100,000    100,000     2,415     2,906      3,481     1,740     2,231       2,806
   6          6,428      100,000   100,000    100,000     2,891     3,587      4,434     2,081     2,777       3,624
   7          7,694      100,000   100,000    100,000     3,343     4,282      5,472     2,533     3,472       4,662
   8          9,024      100,000   100,000    100,000     3,774     4,994      6,604     3,054     4,274       5,884
   9         10,420      100,000   100,000    100,000     4,179     5,719      7,837     3,549     5,089       7,207
  10         11,886      100,000   100,000    100,000     4,571     6,473      9,202     4,031     5,933       8,662
  11         13,425      100,000   100,000    100,000     4,982     7,292     10,747     4,532     6,842      10,297
  12         15,042      100,000   100,000    100,000     5,369     8,131     12,441     5,054     7,816      12,126
  13         16,739      100,000   100,000    100,000     5,729     8,991     14,303     5,549     8,811      14,123
  14         18,521      100,000   100,000    100,000     6,063     9,872     16,350     6,063     9,872      16,350
  15         20,392      100,000   100,000    100,000     6,367    10,773     18,602     6,367    10,773      18,602
  16         22,356      100,000   100,000    100,000     6,641    11,694     21,083     6,641    11,694      21,083
  17         24,419      100,000   100,000    100,000     6,875    12,628     23,811     6,875    12,628      23,811
  18         26,585      100,000   100,000    100,000     7,064    13,569     26,813     7,064    13,569      26,813
  19         28,859      100,000   100,000    100,000     7,201    14,515     30,119     7,201    14,515      30,119
  20         31,247      100,000   100,000    100,000     7,281    15,460     33,762     7,281    15,460      33,762
  25         45,102      100,000   100,000    113,707     6,602    20,007     58,518     6,602    20,007      58,518
  30         62,785      100,000   100,000    165,800     3,204    23,538     97,415     3,204    23,538      97,415
  35         85,353      100,000   100,000    236,943         0    23,973    156,542         0    23,973     156,542
  40        142,504      100,000   100,000    335,122    16,227    35,006    244,829    16,227    35,006     244,829
  45        215,445      100,000   100,000    472,183    31,005    50,394    373,977    31,005    50,394     373,977


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        959         8        96         189
   3          2,979      100,000   100,000    100,000     1,264     1,441      1,634       359       536         729
   4          4,073      100,000   100,000    100,000     1,733     2,031      2,368       693       991       1,328
   5          5,222      100,000   100,000    100,000     2,182     2,635      3,167     1,007     1,460       1,992
   6          6,428      100,000   100,000    100,000     2,613     3,254      4,036     1,303     1,944       2,726
   7          7,694      100,000   100,000    100,000     3,021     3,884      4,980     1,811     2,674       3,770
   8          9,024      100,000   100,000    100,000     3,407     4,527      6,009     2,287     3,407       4,889
   9         10,420      100,000   100,000    100,000     3,769     5,181      7,126     2,839     4,251       6,196
  10         11,886      100,000   100,000    100,000     4,107     5,846      8,344     3,567     5,306       7,804
  11         13,425      100,000   100,000    100,000     4,418     6,520      9,671     3,968     6,070       9,221
  12         15,042      100,000   100,000    100,000     4,700     7,200     11,114     4,385     6,885      10,799
  13         16,739      100,000   100,000    100,000     4,952     7,887     12,688     4,772     7,707      12,508
  14         18,521      100,000   100,000    100,000     5,172     8,579     14,406     5,172     8,579      14,406
  15         20,392      100,000   100,000    100,000     5,358     9,273     16,280     5,358     9,273      16,280
  16         22,356      100,000   100,000    100,000     5,507     9,968     18,327     5,507     9,968      18,327
  17         24,419      100,000   100,000    100,000     5,613    10,657     20,563     5,613    10,657      20,563
  18         26,585      100,000   100,000    100,000     5,671    11,335     23,003     5,671    11,335      23,003
  19         28,859      100,000   100,000    100,000     5,675    11,997     25,670     5,675    11,997      25,670
  20         31,247      100,000   100,000    100,000     5,617    12,633     28,584     5,617    12,633      28,584
  25         45,102      100,000   100,000    100,000     4,168    15,192     47,965     4,168    15,192      47,965
  30         62,785      100,000   100,000    133,466         0    15,626     78,417         0    15,626      78,417
  35         85,353      100,000   100,000    186,862         0    10,932    123,455         0    10,932     123,455
  40        150,406      100,000   100,000    257,599     6,442    23,377    188,193     6,442    23,377     188,193
  45        233,433      100,000   100,000    352,995    11,276    39,390    279,578    11,276    39,390     279,578


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V1

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 76 TO 83 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Flex V-2 Product Prospectus.
 The tables on pages 84 TO 91 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Flex V-2 Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Flex V-1 Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of
 .66%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment
options.   In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the three death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Required Premium amount requested.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      364       414          464
   2          2,396      100,000   100,000     100,000    1,010     1,154        1,304
   3          3,684      100,000   100,000     100,000    1,651     1,934        2,240
   4          5,037      100,000   100,000     100,000    2,285     2,753        3,280
   5          6,458      100,000   100,000     100,000    2,910     3,613        4,438
   6          7,949      100,000   100,000     100,000    3,558     4,551        5,763
   7          9,515      100,000   100,000     100,000    4,265     5,604        7,304
   8         11,160      100,000   100,000     100,000    5,022     6,766        9,067
   9         12,886      100,000   100,000     100,000    5,834     8,042       11,075
  10         14,699      100,000   100,000     100,000    6,630     9,366       13,276
  11         16,603      100,000   100,000     100,000    7,408    10,735       15,687
  12         18,602      100,000   100,000     100,000    8,168    12,153       18,331
  13         20,700      100,000   100,000     100,000    8,773    13,485       21,099
  14         22,904      100,000   100,000     100,000    9,356    14,865       24,148
  15         25,218      100,000   100,000     100,000    9,914    16,294       27,510
  16         27,647      100,000   100,000     101,910   10,446    17,775       31,214
  17         30,198      100,000   100,000     111,532   10,950    19,305       35,269
  18         32,877      100,000   100,000     121,644   11,424    20,888       39,706
  19         35,689      100,000   100,000     132,291   11,867    22,524       44,559
  20         38,643      100,000   100,000     143,502   12,278    24,217       49,864
  25         55,776      100,000   100,000     209,494   13,796    33,601       84,720
  30         77,644      100,000   100,000     296,548   14,137    44,736      138,496
  35        105,553      100,000   108,035     412,423   12,573    57,650      220,077
  40        141,173      100,000   119,415     567,541    7,999    72,006      342,222
  45        186,634      100,000   129,968     774,964        0    87,344      520,809
  50        244,655      100,000   139,909   1,053,024        0   103,284      777,369
  55        318,706      100,000   149,431   1,426,430        0   118,974    1,135,692




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0        22          50
   2          1,524      100,000   100,000    100,000       275       351         431
   3          2,344      100,000   100,000    100,000       554       700         859
   4          3,204      100,000   100,000    100,000       831     1,068       1,338
   5          4,108      100,000   100,000    100,000     1,103     1,456       1,874
   6          5,057      100,000   100,000    100,000     1,403     1,901       2,511
   7          6,053      100,000   100,000    100,000     1,765     2,436       3,290
   8          7,099      100,000   100,000    100,000     2,182     3,055       4,211
   9          8,197      100,000   100,000    100,000     2,657     3,763       5,286
  10          9,350      100,000   100,000    100,000     3,121     4,490       6,452
  11         10,561      100,000   100,000    100,000     3,568     5,234       7,718
  12         11,833      100,000   100,000    100,000     4,003     5,996       9,094
  13         13,168      100,000   100,000    100,000     4,285     6,640      10,455
  14         14,570      100,000   100,000    100,000     4,547     7,298      11,946
  15         16,042      100,000   100,000    100,000     4,787     7,969      13,578
  16         17,587      100,000   100,000    100,000     5,005     8,652      15,366
  17         19,210      100,000   100,000    100,000     5,195     9,343      17,325
  18         20,914      100,000   100,000    100,000     5,357    10,043      19,471
  19         22,703      100,000   100,000    100,000     5,490    10,750      21,826
  20         24,581      100,000   100,000    100,000     5,591    11,462      24,411
  25         35,480      100,000   100,000    103,312     5,560    15,062      41,779
  30         49,391      100,000   100,000    147,727     4,296    18,440      68,993
  35         67,144      100,000   100,000    206,682       932    20,803     110,289
  40         89,803      100,000   100,000    285,469         0    20,877     172,135
  45        118,721      100,000   100,000    390,718         0    15,451     262,579
  50        181,776      100,000   100,000    528,397    12,596    24,214     390,076
  55        281,934      100,000   100,000    711,379    26,721    48,846     566,384




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973.00 for a hypothetical gross investment return of 0%, $8,658 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       460       521         583
   2          2,809      100,000   100,000    100,000     1,184     1,360       1,544
   3          4,320      100,000   100,000    100,000     1,884     2,232       2,608
   4          5,906      100,000   100,000    100,000     2,561     3,136       3,785
   5          7,571      100,000   100,000    100,000     3,216     4,079       5,091
   6          9,320      100,000   100,000    100,000     3,901     5,115       6,597
   7         11,157      100,000   100,000    100,000     4,693     6,323       8,396
   8         13,085      100,000   100,000    100,000     5,569     7,682      10,479
   9         15,109      100,000   100,000    100,000     6,541     9,206      12,880
  10         17,235      100,000   100,000    100,000     7,469    10,756      15,478
  11         19,467      100,000   100,000    100,000     8,352    12,331      18,294
  12         21,810      100,000   100,000    100,000     9,204    13,949      21,368
  13         24,271      100,000   100,000    100,000     9,766    15,352      24,470
  14         26,855      100,000   100,000    100,000    10,286    16,789      27,880
  15         29,568      100,000   100,000    100,000    10,752    18,254      31,627
  16         32,417      100,000   100,000    100,000    11,167    19,748      35,750
  17         35,408      100,000   100,000    100,000    11,518    21,265      40,289
  18         38,548      100,000   100,000    100,000    11,807    22,806      45,297
  19         41,846      100,000   100,000    100,000    12,021    24,366      50,826
  20         45,309      100,000   100,000    106,634    12,163    25,947      56,902
  25         65,398      100,000   100,000    160,357    11,563    34,136      96,694
  30         91,038      100,000   100,000    233,694     7,048    41,974     157,052
  35        133,056      100,000   100,000    330,155    20,358    58,314     243,729
  40        193,680      100,000   108,193    464,660    45,514    86,141     369,952




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,488 for a hypothetical gross investment return of 0%, $4,148 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000     1,053     1,150       1,247
   2          4,206      100,000   100,000    100,000     2,363     2,647       2,944
   3          6,468      100,000   100,000    100,000     3,643     4,209       4,822
   4          8,843      100,000   100,000    100,000     4,893     5,837       6,900
   5         11,337      100,000   100,000    100,000     6,114     7,537       9,205
   6         13,955      100,000   100,000    100,000     7,360     9,369      11,818
   7         16,705      100,000   100,000    100,000     8,707    11,412      14,843
   8         19,592      100,000   100,000    100,000    10,133    13,647      18,287
   9         22,623      100,000   100,000    100,000    11,652    16,093      22,198
  10         25,806      100,000   100,000    100,000    13,122    18,611      26,474
  11         29,148      100,000   100,000    100,000    14,544    21,208      31,156
  12         32,657      100,000   100,000    100,000    15,932    23,899      36,304
  13         36,342      100,000   100,000    100,000    17,028    26,434      41,713
  14         40,211      100,000   100,000    104,978    18,080    29,066      47,676
  15         44,273      100,000   100,000    116,060    19,079    31,793      54,203
  16         48,538      100,000   100,000    127,793    20,026    34,624      61,348
  17         53,017      100,000   100,000    140,217    20,913    37,557      69,158
  18         57,719      100,000   100,000    153,386    21,740    40,602      77,695
  19         62,657      100,000   100,000    167,337    22,499    43,762      87,019
  20         67,841      100,000   100,000    182,157    23,191    47,048      97,202
  25         97,922      100,000   108,623    271,781    25,501    65,499     163,881
  30        136,313      100,000   128,684    394,313    24,582    86,481     264,995
  35        185,310      100,000   149,287    566,051    19,076   110,208     417,873
  40        247,845      100,000   171,543    811,796     4,562   136,579     646,334




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      340       389          439
   2          2,396      100,000   100,000     100,000      963     1,104        1,251
   3          3,684      100,000   100,000     100,000    1,581     1,856        2,156
   4          5,037      100,000   100,000     100,000    2,192     2,647        3,161
   5          6,458      100,000   100,000     100,000    2,793     3,477        4,281
   6          7,949      100,000   100,000     100,000    3,420     4,385        5,564
   7          9,515      100,000   100,000     100,000    4,104     5,405        7,058
   8         11,160      100,000   100,000     100,000    4,839     6,533        8,770
   9         12,886      100,000   100,000     100,000    5,629     7,774       10,721
  10         14,699      100,000   100,000     100,000    6,404     9,060       12,859
  11         16,603      100,000   100,000     100,000    7,160    10,389       15,199
  12         18,602      100,000   100,000     100,000    7,898    11,765       17,765
  13         20,700      100,000   100,000     100,000    8,480    13,051       20,443
  14         22,904      100,000   100,000     100,000    9,038    14,383       23,394
  15         25,218      100,000   100,000     100,000    9,573    15,761       26,647
  16         27,647      100,000   100,000     100,000   10,080    17,185       30,231
  17         30,198      100,000   100,000     108,029   10,558    18,657       34,162
  18         32,877      100,000   100,000     117,831   11,007    20,179       38,462
  19         35,689      100,000   100,000     128,146   11,424    21,750       43,163
  20         38,643      100,000   100,000     139,011   11,810    23,374       48,303
  25         55,776      100,000   100,000     202,893   13,191    32,348       82,050
  30         77,644      100,000   100,000     287,031   13,370    42,919      134,052
  35        105,553      100,000   103,540     398,833   11,597    55,251      212,824
  40        141,173      100,000   114,434     548,172    6,710    69,002      330,543
  45        186,634      100,000   124,620     748,276        0    83,750      502,874
  50        244,655      100,000   134,261   1,016,841        0    99,115      750,658
  55        318,706      100,000   143,495   1,377,491        0   114,247    1,096,728




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0         0          24
   2          1,524      100,000   100,000    100,000       227       301         378
   3          2,344      100,000   100,000    100,000       484       623         775
   4          3,204      100,000   100,000    100,000       738       963       1,219
   5          4,108      100,000   100,000    100,000       987     1,321       1,717
   6          5,057      100,000   100,000    100,000     1,264     1,734       2,312
   7          6,053      100,000   100,000    100,000     1,604     2,237       3,044
   8          7,099      100,000   100,000    100,000     1,999     2,822       3,914
   9          8,197      100,000   100,000    100,000     2,453     3,494       4,931
  10          9,350      100,000   100,000    100,000     2,894     4,184       6,035
  11         10,561      100,000   100,000    100,000     3,321     4,889       7,230
  12         11,833      100,000   100,000    100,000     3,733     5,609       8,528
  13         13,168      100,000   100,000    100,000     3,991     6,206       9,799
  14         14,570      100,000   100,000    100,000     4,230     6,815      11,191
  15         16,042      100,000   100,000    100,000     4,446     7,434      12,713
  16         17,587      100,000   100,000    100,000     4,637     8,061      14,377
  17         19,210      100,000   100,000    100,000     4,802     8,693      16,197
  18         20,914      100,000   100,000    100,000     4,939     9,331      18,191
  19         22,703      100,000   100,000    100,000     5,045     9,971      20,375
  20         24,581      100,000   100,000    100,000     5,121    10,615      22,771
  25         35,480      100,000   100,000    100,000     4,950    13,794      38,823
  30         49,391      100,000   100,000    137,384     3,518    16,586      64,162
  35         67,144      100,000   100,000    192,206         0    18,095     102,564
  40         89,803      100,000   100,000    265,292         0    16,840     159,969
  45        118,721      100,000   100,000    363,109         0     9,339     244,025
  50        184,937      100,000   100,000    490,744    12,519    17,531     362,279
  55        291,510      100,000   100,000    660,458    26,469    42,807     525,842




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,608 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000       896       988       1,080
   2          4,206      100,000   100,000    100,000     2,040     2,305       2,582
   3          6,468      100,000   100,000    100,000     3,145     3,667       4,232
   4          8,843      100,000   100,000    100,000     4,209     5,071       6,045
   5         11,337      100,000   100,000    100,000     5,231     6,523       8,043
   6         13,955      100,000   100,000    100,000     6,273     8,090      10,312
   7         16,705      100,000   100,000    100,000     7,402     9,838      12,941
   8         19,592      100,000   100,000    100,000     8,602    11,756      15,941
   9         22,623      100,000   100,000    100,000     9,887    13,860      19,354
  10         25,806      100,000   100,000    100,000    11,122    16,019      23,081
  11         29,148      100,000   100,000    100,000    12,306    18,235      27,157
  12         32,657      100,000   100,000    100,000    13,432    20,507      31,618
  13         36,342      100,000   100,000    100,000    14,249    22,585      36,261
  14         40,211      100,000   100,000    100,000    14,997    24,716      41,383
  15         44,273      100,000   100,000    100,709    15,670    26,900      47,034
  16         48,538      100,000   100,000    110,814    16,265    29,138      53,197
  17         53,017      100,000   100,000    121,436    16,775    31,431      59,895
  18         57,719      100,000   100,000    132,615    17,199    33,786      67,174
  19         62,657      100,000   100,000    144,381    17,532    36,206      75,081
  20         67,841      100,000   100,000    156,791    17,768    38,695      83,667
  25         97,922      100,000   100,000    229,885    17,034    52,259     138,619
  30        136,313      100,000   101,534    326,360    11,354    68,236     219,328
  35        185,310      100,000   116,276    454,680         0    85,838     335,656
  40        247,845      100,000   130,272    626,113         0   103,720     498,498




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       302       358         415
   2          2,809      100,000   100,000    100,000       859     1,015       1,179
   3          4,320      100,000   100,000    100,000     1,381     1,683       2,012
   4          5,906      100,000   100,000    100,000     1,868     2,359       2,916
   5          7,571      100,000   100,000    100,000     2,318     3,046       3,906
   6          9,320      100,000   100,000    100,000     2,792     3,807       5,055
   7         11,157      100,000   100,000    100,000     3,357     4,708       6,439
   8         13,085      100,000   100,000    100,000     3,996     5,733       8,053
   9         15,109      100,000   100,000    100,000     4,721     6,895       9,923
  10         17,235      100,000   100,000    100,000     5,400     8,060      11,930
  11         19,467      100,000   100,000    100,000     6,028     9,226      14,088
  12         21,810      100,000   100,000    100,000     6,598    10,386      16,407
  13         24,271      100,000   100,000    100,000     6,858    11,286      18,654
  14         26,855      100,000   100,000    100,000     7,046    12,167      21,092
  15         29,568      100,000   100,000    100,000     7,155    13,019      23,740
  16         32,417      100,000   100,000    100,000     7,179    13,838      26,620
  17         35,408      100,000   100,000    100,000     7,110    14,615      29,761
  18         38,548      100,000   100,000    100,000     6,947    15,347      33,195
  19         41,846      100,000   100,000    100,000     6,681    16,026      36,961
  20         45,309      100,000   100,000    100,000     6,304    16,643      41,102
  25         65,398      100,000   100,000    114,493     2,168    18,212      69,038
  30         91,038      100,000   100,000    164,967         0    14,843     110,865
  35        147,723      100,000   100,000    225,382    12,519    24,566     166,382
  40        238,108      100,000   100,000    302,880    26,469    48,896     241,146




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,568 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      369       420          471
   2          2,396      100,000   100,000     100,000    1,021     1,166        1,317
   3          3,684      100,000   100,000     100,000    1,668     1,952        2,261
   4          5,037      100,000   100,000     100,000    2,307     2,778        3,309
   5          6,458      100,000   100,000     100,000    2,936     3,644        4,476
   6          7,949      100,000   100,000     100,000    3,555     4,555        5,776
   7          9,515      100,000   100,000     100,000    4,160     5,509        7,221
   8         11,160      100,000   100,000     100,000    4,788     6,545        8,863
   9         12,886      100,000   100,000     100,000    5,399     7,624       10,680
  10         14,699      100,000   100,000     100,000    6,066     8,822       12,761
  11         16,603      100,000   100,000     100,000    6,834    10,186       15,175
  12         18,602      100,000   100,000     100,000    7,656    11,670       17,895
  13         20,700      100,000   100,000     100,000    8,457    13,204       20,874
  14         22,904      100,000   100,000     100,000    9,236    14,786       24,138
  15         25,218      100,000   100,000     100,000    9,989    16,418       27,716
  16         27,647      100,000   100,000     102,672   10,527    17,910       31,447
  17         30,198      100,000   100,000     112,361   11,035    19,452       35,531
  18         32,877      100,000   100,000     122,543   11,514    21,048       40,000
  19         35,689      100,000   100,000     133,264   11,962    22,699       44,887
  20         38,643      100,000   100,000     144,553   12,377    24,405       50,229
  25         55,776      100,000   100,000     211,006   13,917    33,876       85,331
  30         77,644      100,000   100,000     298,669   14,282    45,126      139,487
  35        105,553      100,000   108,958     415,358   12,746    58,142      221,643
  40        141,173      100,000   120,412     571,567    8,204    72,607      344,650
  45        186,634      100,000   131,034     780,450        0    88,061      524,496
  50        244,655      100,000   141,040   1,060,468        0   104,119      782,865
  55        318,706      100,000   150,626   1,436,505        0   119,925    1,143,714




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0        25          54
   2          1,524      100,000   100,000    100,000       281       358         439
   3          2,344      100,000   100,000    100,000       565       712         872
   4          3,204      100,000   100,000    100,000       845     1,084       1,356
   5          4,108      100,000   100,000    100,000     1,120     1,477       1,898
   6          5,057      100,000   100,000    100,000     1,388     1,890       2,506
   7          6,053      100,000   100,000    100,000     1,647     2,324       3,186
   8          7,099      100,000   100,000    100,000     1,933     2,814       3,980
   9          8,197      100,000   100,000    100,000     2,206     3,322       4,859
  10          9,350      100,000   100,000    100,000     2,538     3,920       5,901
  11         10,561      100,000   100,000    100,000     2,975     4,655       7,163
  12         11,833      100,000   100,000    100,000     3,468     5,481       8,608
  13         13,168      100,000   100,000    100,000     3,945     6,322      10,173
  14         14,570      100,000   100,000    100,000     4,402     7,178      11,870
  15         16,042      100,000   100,000    100,000     4,836     8,047      13,709
  16         17,587      100,000   100,000    100,000     5,056     8,737      15,516
  17         19,210      100,000   100,000    100,000     5,249     9,437      17,494
  18         20,914      100,000   100,000    100,000     5,414    10,145      19,663
  19         22,703      100,000   100,000    100,000     5,550    10,861      22,042
  20         24,581      100,000   100,000    100,000     5,654    11,582      24,655
  25         35,480      100,000   100,000    104,379     5,638    15,237      42,211
  30         49,391      100,000   100,000    149,219     4,389    18,688      69,689
  35         67,144      100,000   100,000    208,742     1,041    21,153     111,389
  40         89,803      100,000   100,000    288,291         0    21,380     173,837
  45        118,721      100,000   100,000    394,560         0    16,207     265,161
  50        181,385      100,000   100,000    533,590    12,758    25,187     393,910
  55        280,751      100,000   100,000    718,377    27,259    50,163     571,956




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,541 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000     1,063     1,160       1,258
   2          4,206      100,000   100,000    100,000     2,382     2,668       2,967
   3          6,468      100,000   100,000    100,000     3,671     4,241       4,858
   4          8,843      100,000   100,000    100,000     4,931     5,880       6,950
   5         11,337      100,000   100,000    100,000     6,161     7,594       9,272
   6         13,955      100,000   100,000    100,000     7,351     9,373      11,837
   7         16,705      100,000   100,000    100,000     8,512    11,234      14,686
   8         19,592      100,000   100,000    100,000     9,699    13,235      17,905
   9         22,623      100,000   100,000    100,000    10,847    15,317      21,462
  10         25,806      100,000   100,000    100,000    12,078    17,603      25,517
  11         29,148      100,000   100,000    100,000    13,483    20,190      30,204
  12         32,657      100,000   100,000    100,000    14,985    23,004      35,489
  13         36,342      100,000   100,000    100,000    16,442    25,910      41,289
  14         40,211      100,000   100,000    105,680    17,855    28,913      47,643
  15         44,273      100,000   100,000    116,832    19,215    32,013      54,564
  16         48,538      100,000   100,000    128,639    20,170    34,865      61,754
  17         53,017      100,000   100,000    141,142    21,066    37,822      69,614
  18         57,719      100,000   100,000    154,394    21,902    40,891      78,206
  19         62,657      100,000   100,000    168,434    22,669    44,077      87,589
  20         67,841      100,000   100,000    183,347    23,370    47,391      97,837
  25         97,922      100,000   109,419    273,541    25,728    65,979     164,942
  30        136,313      100,000   129,603    396,852    24,867    87,099     266,702
  35        185,310      100,000   150,335    569,684    19,441   110,981     420,555
  40        247,845      100,000   172,732    816,995     5,057   137,525     650,474




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       466       528         590
   2          2,809      100,000   100,000    100,000     1,196     1,374       1,560
   3          4,320      100,000   100,000    100,000     1,903     2,253       2,632
   4          5,906      100,000   100,000    100,000     2,587     3,165       3,819
   5          7,571      100,000   100,000    100,000     3,248     4,116       5,136
   6          9,320      100,000   100,000    100,000     3,873     5,095       6,589
   7         11,157      100,000   100,000    100,000     4,476     6,118       8,205
   8         13,085      100,000   100,000    100,000     5,109     7,238      10,055
   9         15,109      100,000   100,000    100,000     5,709     8,394      12,094
  10         17,235      100,000   100,000    100,000     6,395     9,705      14,462
  11         19,467      100,000   100,000    100,000     7,258    11,266      17,272
  12         21,810      100,000   100,000    100,000     8,220    13,000      20,473
  13         24,271      100,000   100,000    100,000     9,140    14,767      23,952
  14         26,855      100,000   100,000    100,000    10,018    16,570      27,743
  15         29,568      100,000   100,000    100,000    10,843    18,401      31,873
  16         32,417      100,000   100,000    100,000    11,263    19,909      36,031
  17         35,408      100,000   100,000    100,000    11,620    21,442      40,609
  18         38,548      100,000   100,000    100,000    11,914    22,999      45,660
  19         41,846      100,000   100,000    100,000    12,135    24,576      51,237
  20         45,309      100,000   100,000    107,491    12,282    26,176      57,359
  25         65,398      100,000   100,000    161,618    11,714    34,479      97,454
  30         91,038      100,000   100,000    235,509     7,238    42,490     158,272
  35        132,791      100,000   100,000    332,717    20,650    58,901     245,620
  40        192,878      100,000   108,820    468,270    45,991    86,640     372,826




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,461 for a hypothetical gross investment return of 0%, $4,068 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      345       395          445
   2          2,396      100,000   100,000     100,000      974     1,116        1,264
   3          3,684      100,000   100,000     100,000    1,597     1,874        2,176
   4          5,037      100,000   100,000     100,000    2,213     2,672        3,190
   5          6,458      100,000   100,000     100,000    2,820     3,509        4,319
   6          7,949      100,000   100,000     100,000    3,416     4,389        5,577
   7          9,515      100,000   100,000     100,000    3,999     5,311        6,976
   8         11,160      100,000   100,000     100,000    4,605     6,312        8,566
   9         12,886      100,000   100,000     100,000    5,195     7,356       10,326
  10         14,699      100,000   100,000     100,000    5,840     8,516       12,344
  11         16,603      100,000   100,000     100,000    6,587     9,841       14,687
  12         18,602      100,000   100,000     100,000    7,387    11,283       17,329
  13         20,700      100,000   100,000     100,000    8,164    12,770       20,219
  14         22,904      100,000   100,000     100,000    8,919    14,303       23,384
  15         25,218      100,000   100,000     100,000    9,649    15,884       26,853
  16         27,647      100,000   100,000     100,000   10,160    17,321       30,465
  17         30,198      100,000   100,000     108,860   10,643    18,805       34,424
  18         32,877      100,000   100,000     118,733   11,097    20,339       38,756
  19         35,689      100,000   100,000     129,122   11,519    21,924       43,491
  20         38,643      100,000   100,000     140,065   11,909    23,563       48,669
  25         55,776      100,000   100,000     204,407   13,313    32,623       82,662
  30         77,644      100,000   100,000     289,154   13,516    43,309      135,043
  35        105,553      100,000   104,501     401,767   11,770    55,764      214,390
  40        141,173      100,000   115,469     552,192    6,916    69,627      332,967
  45        186,634      100,000   125,725     753,751        0    84,493      506,553
  50        244,655      100,000   135,433   1,024,271        0    99,980      756,143
  55        318,706      100,000   144,730   1,387,546        0   115,231    1,104,734




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0         1          28
   2          1,524      100,000   100,000    100,000       234       308         386
   3          2,344      100,000   100,000    100,000       494       634         788
   4          3,204      100,000   100,000    100,000       751       979       1,237
   5          4,108      100,000   100,000    100,000     1,004     1,341       1,741
   6          5,057      100,000   100,000    100,000     1,249     1,724       2,307
   7          6,053      100,000   100,000    100,000     1,486     2,125       2,941
   8          7,099      100,000   100,000    100,000     1,750     2,581       3,683
   9          8,197      100,000   100,000    100,000     2,001     3,053       4,504
  10          9,350      100,000   100,000    100,000     2,312     3,614       5,483
  11         10,561      100,000   100,000    100,000     2,727     4,310       6,675
  12         11,833      100,000   100,000    100,000     3,199     5,093       8,041
  13         13,168      100,000   100,000    100,000     3,651     5,888       9,517
  14         14,570      100,000   100,000    100,000     4,084     6,695      11,115
  15         16,042      100,000   100,000    100,000     4,494     7,513      12,844
  16         17,587      100,000   100,000    100,000     4,689     8,147      14,526
  17         19,210      100,000   100,000    100,000     4,856     8,787      16,367
  18         20,914      100,000   100,000    100,000     4,996     9,433      18,383
  19         22,703      100,000   100,000    100,000     5,105    10,082      20,591
  20         24,581      100,000   100,000    100,000     5,184    10,735      23,015
  25         35,480      100,000   100,000    100,000     5,028    13,969      39,260
  30         49,391      100,000   100,000    138,898     3,611    16,834      64,869
  35         67,144      100,000   100,000    194,294        41    18,446     103,679
  40         89,803      100,000   100,000    268,148         0    17,345     161,691
  45        118,721      100,000   100,000    366,995         0    10,098     246,637
  50        184,543      100,000   100,000    495,997    12,681    18,526     366,158
  55        290,317      100,000   100,000    667,537    27,007    44,196     531,478




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,490 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000       906       998       1,091
   2          4,206      100,000   100,000    100,000     2,060     2,326       2,605
   3          6,468      100,000   100,000    100,000     3,174     3,699       4,268
   4          8,843      100,000   100,000    100,000     4,247     5,115       6,096
   5         11,337      100,000   100,000    100,000     5,278     6,580       8,110
   6         13,955      100,000   100,000    100,000     6,265     8,094      10,332
   7         16,705      100,000   100,000    100,000     7,207     9,661      12,785
   8         19,592      100,000   100,000    100,000     8,168    11,345      15,560
   9         22,623      100,000   100,000    100,000     9,083    13,086      18,620
  10         25,806      100,000   100,000    100,000    10,079    15,013      22,127
  11         29,148      100,000   100,000    100,000    11,246    17,221      26,208
  12         32,657      100,000   100,000    100,000    12,486    19,614      30,808
  13         36,342      100,000   100,000    100,000    13,664    22,064      35,842
  14         40,211      100,000   100,000    100,000    14,774    24,568      41,360
  15         44,273      100,000   100,000    101,512    15,809    27,125      47,409
  16         48,538      100,000   100,000    111,689    16,413    29,387      53,617
  17         53,017      100,000   100,000    122,387    16,932    31,705      60,363
  18         57,719      100,000   100,000    133,645    17,366    34,086      67,696
  19         62,657      100,000   100,000    145,496    17,709    36,534      75,661
  20         67,841      100,000   100,000    157,995    17,954    39,053      84,309
  25         97,922      100,000   100,000    231,613    17,276    52,812     139,661
  30        136,313      100,000   102,727    328,785    11,669    69,037     220,957
  35        185,310      100,000   117,568    458,033         0    86,792     338,132
  40        247,845      100,000   131,658    630,709         0   104,823     502,157




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       308       365         422
   2          2,809      100,000   100,000    100,000       871     1,029       1,194
   3          4,320      100,000   100,000    100,000     1,401     1,705       2,036
   4          5,906      100,000   100,000    100,000     1,893     2,388       2,950
   5          7,571      100,000   100,000    100,000     2,349     3,084       3,951
   6          9,320      100,000   100,000    100,000     2,765     3,788       5,047
   7         11,157      100,000   100,000    100,000     3,140     4,502       6,248
   8         13,085      100,000   100,000    100,000     3,537     5,289       7,629
   9         15,109      100,000   100,000    100,000     3,890     6,083       9,138
  10         17,235      100,000   100,000    100,000     4,326     7,011      10,916
  11         19,467      100,000   100,000    100,000     4,935     8,163      13,068
  12         21,810      100,000   100,000    100,000     5,615     9,439      15,514
  13         24,271      100,000   100,000    100,000     6,233    10,704      18,140
  14         26,855      100,000   100,000    100,000     6,780    11,951      20,960
  15         29,568      100,000   100,000    100,000     7,247    13,170      23,992
  16         32,417      100,000   100,000    100,000     7,277    14,004      26,910
  17         35,408      100,000   100,000    100,000     7,215    14,797      30,091
  18         38,548      100,000   100,000    100,000     7,058    15,547      33,572
  19         41,846      100,000   100,000    100,000     6,799    16,245      37,391
  20         45,309      100,000   100,000    100,000     6,428    16,882      41,591
  25         65,398      100,000   100,000    115,923     2,329    18,582      69,901
  30         91,038      100,000   100,000    166,958         0    15,424     112,203
  35        147,419      100,000   100,000    228,092    12,681    25,357     168,383
  40        237,186      100,000   100,000    306,532    27,007    50,053     244,054




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,477 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       SUPPLEMENT DATED NOVEMBER 1, 2000

                                       TO

                            VARIABLE LIFE INSURANCE

                      PROSPECTUSES DATED NOVEMBER 1, 2000

This Supplement is intended to be distributed with prospectuses dated November 1, 2000 for certain VARIABLE LIFE INSURANCE POLICIES ISSUED ON OR BEFORE MAY 1, 2000 by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, or Investors Partner Life Insurance Company. The variable life insurance policies involved bear the title "Variable Estate Protection", "Variable Estate Protection II", "Majestic Variable Estate Protection", "Majestic Variable Estate Protection 98", "Medallion Variable Life", "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Medallion Executive Variable Life III", "Majestic Variable Universal Life", "Majestic Variable Universal Life 98", "Variable Master Plan Plus", "Investors Partner Variable Life", "Flex V-1" or "Flex V-2".

                            ------------------------

                            GUIDE TO THIS SUPPLEMENT
                            ------------------------

 .    Your policy enables you to invest in the INTERNATIONAL OPPORTUNITIES II
     VARIABLE INVESTMENT OPTION. This variable investment option is subject to all the terms and conditions of the policies and the procedures described in the Product Prospectuses. Prior to June, 2000, this variable investment option was known as the "Global Equity" variable investment option. We may modify or delete this investment option in the future.

 .    If you select the International Opportunities II variable investment option, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I. The International Opportunities II Fund is managed by T. Rowe Price International, Inc.

 .    Page 2 of this Supplement amends the fund expense table in each of the
     Product Prospectuses that follows the question "What charges will the Trust[s] deduct from my investment in the policy?"

 .    Pages 3, 4 and 5 of the Supplement amend the John Hancock Variable Series
     Trust I prospectus and describe the Goal and Strategy, Subadviser, Past Performance, Main Risks, Financial Highlights, and Expenses, Dividends and Taxes of the International Opportunities II Fund.

                               ANNUAL FUND EXPENSES

     The following figures for the International Opportunities II fund are based on historical and current fund expenses, as a percentage (rounded to two decimal places) of the fund's average daily net assets for 1999. Shareholders of the International Opportunities II fund have approved a new management fee schedule, effective November 1, 2000, and the "investment management fee" percentage is calculated as if the new fee schedule had been in effect for all of 1999. The percentage for "other operating expenses" is based on the allocation methodology and expense reimbursement policy adopted by the John Hancock Variable Series Trust I on April 23, 1999, and is calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses the International Opportunities II fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets.

                                       Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                       Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                  Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                              ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I:
International Opportunities II .......     1.00%           N/A              0.10%         1.10%         0.50%

International Opportunities II Fund
(Formerly Global Equity Fund)

GOAL AND STRATEGY

This is an international stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world, including developed, newly industrialized, and emerging countries.

The manager determines the distribution among countries and regions by using a combination of fundamental research and economic analysis, emphasizing:

 . prospects for relative economic growth between foreign countries;

 . expected levels of inflation;

 . government policies influencing business conditions; and

 . outlook for currency relationships.
The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . high return on invested capital;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests:

 . in at least 3 different countries other than the U.S., and

 . no more than 20% of its assets in emerging market stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.
The Fund normally invests in 150 to 250 stocks in 15 to 20 countries, with at least 65% of its assets in securities of non-U.S. entities. The Fund normally has 10% or less of its assets in cash and cashequivalents.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managed approximately $42 billion in assets at the end of 1999
Managing Fund since June 13, 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                                1999    24.19%

Best quarter: up 15.94%, fourth quarter 1999 Worst quarter: down 12.39%, third quarter 1998

Average annual total returns -- for periods ending 12/31/99(/1/)

               Fund  Index
1 year        24.19% 25.34%
Life of fund  13.48% 19.92%

Index:MSCI World Index

(1)Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

--------------------------------------------------------------------------------
International Opportunities II Fund (Formerly Global Equity
 Fund) -- Period ended December 31;                           1998**      1999
--------------------------------------------------------------------------------

Net asset value, beginning of period                         $ 10.00   $  9.87
Income from investment operations:
 Net investment income (loss)                                   0.07      0.10
 Net realized and unrealized gain (loss) on investments*       (0.13)     2.27
 Total from investment operations                              (0.06)     2.37
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.07)    (0.07)
 Distributions from net realized gain on investments sold        --        --
 Distributions in excess of income, capital paid in & gains      --      (0.04)
 Total distributions                                           (0.07)    (0.11)
Net asset value, end of period                               $  9.87   $ 12.13
Total investment return                                        (0.55)%   24.19%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $15,281   $22,311
Ratio of expenses to average net assets (%)***                  1.15%     1.04%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.11%     0.96%
Turnover rate (%)                                              33.17%    49.51%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47% and 1.26% for the years ended December 31, 1998, and 1999, respectively.

 .    The table entitled "FUNDS' EXPENSES" in the prospectus for the John Hancock
     Variable Series Trust I dated November 1, 20000 is supplemented with the following information:

     The advisory fee paid by the International Opportunities II fund to the adviser in 1999 was 0.90% of the fund's net assets. The International Opportunities II fund was formerly the "Global Equity" fund.

 .    The section entitled "DIVIDENDS AND TAXES" in the prospectus for the John
     Hancock Variable Series Trust I dated November 1, 20000 is supplemented with the following information:

     The International Opportunities II fund reinvests and declares its dividends and distributions in the manner described in this section.